As filed with the Securities and Exchange Commission on January 30, 2002.

                                                      Registration No. 333-69803


                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     [ ]  Pre-Effective  Amendment  No. __ [ ]  Post-Effective  Amendment No. __
                            (Check appropriate box or boxes)


Exact Name of Registrant as Specified in Charter:

                            THE CATHOLIC FUNDS, INC.

Area Code and Telephone Number:  (414) 278-6550

Address of Principal Executive Offices (Number, Street, City, State, Zip Code):

                             1100 West Wells Street
                           Milwaukee, Wisconsin 53233

     Name and Address of Agent for Service:          With a copy to:

     Theodore F. Zimmer, Esq.                        Fredrick G. Lautz, Esq.
     The Catholic Funds, Inc.                        Quarles & Brady LLP
     1100 West Wells Street                          411 East Wisconsin Avenue
     Milwaukee, Wisconsin 53233                      Milwaukee, Wisconsin 53202

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

     Title of Securities Being Registered: Shares of Class A Common Stock, par value $0.001 per share, of The Catholic Equity Fund, a series of the Registrant.

     The Registrant has previously registered an indefinite number of its shares of common stock, par value $0.001 per share, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended. Accordingly, no filing fee is due in reliance on Section 24(f).

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.




                                                              February __, 2002


Dear Shareholder:

     I am writing to you about a matter of primary importance to all shareholders of The Catholic Equity Income Fund (the "Equity Income Fund"). We believe it would be in your best interests if the Equity Income Fund were combined with and become a part of The Catholic Equity Fund (the "New Equity Fund"), a newly designated series of The Catholic Funds. In the process, your shares in the Equity Income Fund would be exchanged for shares of the New Equity Fund, and you thereby would become a shareholder of the New Equity Fund (the "Reorganization"). Your board of directors is recommending simultaneous consolidations of our other two equity funds, namely The Catholic Large-Cap Growth Fund and The Catholic Disciplined Capital Appreciation Fund, into the New Equity Fund.

     The proposed transactions would make it possible for you to enjoy the potential benefits that can arise from owning shares in a larger combined fund, including a potentially lower operating expense ratio, while at the same time allowing you to continue a broad market equity investment that adheres to certain core Catholic values. The transaction would be structured as a tax-free reorganization, meaning that, for federal income tax purposes, you would recognize no gain or loss on the exchange of your shares in the Equity Income Fund for shares in the New Equity Fund.

     The enclosed Proxy Statement/Prospectus describes and seeks your approval of a Plan of Reorganization and Liquidation (the "Plan") that sets forth the terms of the Reorganization. Those materials also describe the similarities and differences between the Equity Income and New Equity Funds. As a result of the Reorganization proposed in the Plan, substantially all of the assets of the Equity Income Fund would be transferred to the New Equity Fund, and you would receive shares of the New Equity Fund in exchange for your Equity Income Fund shares. Immediately following the transfer, we expect that the dollar value of your account will be the same as it was immediately before the transfer. No sales charge would be imposed on this exchange. The board of directors of The Catholic Funds has unanimously approved the transaction for the reasons described in the Proxy Statement/Prospectus.

     This package contains information about the proposal and includes all the material you will need to vote by mail. The current prospectus for the Equity Income Fund is enclosed for your convenience.

     Attached are answers to questions we anticipate some of you may have. Please read the enclosed Proxy Statement/Prospectus carefully and cast your vote by completing and returning the enclosed proxy card. To help avoid additional expense, be sure to vote promptly. If you have any questions, please call us at 1-877-846-2372. We will be glad to help you.

     Thank you for your consideration and continued support.

                                   Sincerely,



                                   Allan G. Lorge, President



                        IMPORTANT INFORMATION TO HELP YOU
                    UNDERSTAND AND VOTE ON THE REORGANIZATION

     Although you should read the full text of the enclosed Proxy Statement/Prospectus, we hope this brief overview will explain why The Catholic Funds board of directors believes you should vote FOR the Plan of Reorganization and Liquidation (the "Plan") involving the transfer of substantially all of the assets of The Catholic Equity Income Fund (the "Equity Income Fund") to The Catholic Equity Fund (the "New Equity Fund"), a newly designated series of The Catholic Funds, Inc. ("The Catholic Funds"), and the exchange of your shares in the Equity Income Fund for shares of the New Equity Fund in a tax-free reorganization (the "Reorganization").

Why has your board of directors decided to recommend the Plan?

     The board unanimously approved the Plan and the Reorganization primarily because it would enable the shareholders of the Equity Income Fund to own shares of a larger combined fund with a simpler investment strategy, the same sales load and improved fee structure, and because it offers shareholders the opportunity to continue to participate in a broad based equity fund that adheres to certain core Catholic values. In addition, the board believes the combined New Equity Fund offers the potential for increased sales and resulting growth in assets through access to multiple distribution channels, which should bring economies of scale and efficiencies that frequently are associated with larger funds. The Reorganization is also intended to be tax-free to the Equity Income Fund shareholders.

     The board considered alternatives to the Reorganization, including seeking another existing fund as a merger partner for the Equity Income Fund or simply liquidating the Equity Income Fund. The board concluded that the Reorganization is the best alternative given the board's commitment, and the dedication of Catholic Financial Services Corporation, the adviser and distributor for the Equity Income Fund, to provide shareholders with a broad equity investment product that adheres to certain core Catholic values.

What are the anticipated advantages of the Reorganization to shareholders?

     To date, the Equity Income Fund has not generated sales and asset growth at the level that CFSC anticipated when it started this Fund in May of 1999. For reasons discussed in more detail in the accompanying Proxy Statement/Prospectus, CFSC and the board of The Catholic Funds do not believe that sales will accelerate significantly in the near future under the Equity Income Fund's current structure. The small size of the Equity Income Fund puts it a competitive disadvantage with its peers and with alternative investment options. The proposed consolidation of the Equity Income Fund and the anticipated simultaneous consolidations of The Catholic Funds' other two existing equity funds into the New Equity Fund would result in a significant and immediate increase in the asset size of the consolidated Fund. Also, the New Equity Fund has multiple classes of shares designed to facilitate distribution in different channels to reach a broader base of prospective investors. Finally, the New Equity Fund will be passively managed to substantially replicate the composition of the S&P 500 Index, which will minimize the New Equity Fund's reliance for performance on the subjective judgment and stock selection of the portfolio manager. The board believes the features of this New Equity Fund will appeal to a broader base of investors, will increase the potential for future growth in sales and assets, and will enhance the ability of the New Equity Fund to compete more effectively with its peers and with other equity investment alternatives. Most importantly, these benefits will be available to shareholders while the New Equity Fund at the same time adheres to certain core Catholic values in its investment program.

Will the New Equity Fund adhere to the same Catholic values in the same manner as the Equity Income Fund?

     Like the Equity Income Fund, the New Equity Fund will adhere to the Catholic value of the sanctity of human life by not investing in the stocks of companies that directly participate in abortion. The New Equity Fund also will adhere to the Catholic value of the dignity of the human person. However, rather than avoiding investing in stocks of companies that have business practices or policies that are inconsistent with this value, the adviser instead will initiate shareholder advocacy programs designed to persuade those companies to reform their offending practices and policies. Given the global trend toward the reduction in nuclear arms, biological weapons and other weapons of mass and indiscriminate destruction, and given recent technological developments that have produced more effective precision weapons, the board has concluded that our efforts and resources are best focused on adherence to these two values. Therefore, unlike the Equity Income Fund, the New Equity Fund will not screen for or monitor adherence to the Catholic value of no unjust wars.

Do the New Equity Fund's investment objective and policies resemble those of the Equity Income Fund?

     The investment objective of the Equity Income Fund is to obtain both a reasonable level of current income and long-term capital growth. The Equity Income Fund is designed for investors who seek capital growth and, at that the same time, wish to receive current income at a level that is greater than the average dividend rates of common stocks generally. The investment objective of the New Equity Fund, on the other hand, is to obtain a total return from dividends and capital gains which is equal to the total return of the S&P 500 Index, less the Fund's operating expenses. The New Equity Fund therefore does not focus on the dividend paying rate of the stocks of companies in its investment selections. The New Equity Fund is designed for investors who seek long-term capital appreciation, can tolerate fluctuations in portfolio value and have no need for current income from their investment in the Fund.

     The Equity Income Fund employs an active investment management strategy, which relies on the portfolio manager's subjective judgment to select dividend-paying stocks that exhibit long-term growth potential. The New Equity Fund, on the other hand, employs a passive investment management strategy to achieve its objective, in which the portfolio manager constructs an investment portfolio that substantially conforms to the composition and market weightings of the stocks of companies included in the S&P 500 Index. Because of the New Equity Fund's exclusionary sanctity of human life screen, as well as for other reasons described in more detail in the accompanying Proxy Statement/Prospectus, the New Equity Fund's investment portfolio will not precisely match the S&P 500 Index. However, its passive management strategy minimizes reliance on the subjective judgment of the portfolio manager to select and dispose of stocks and other investments. We expect that its performance will closely track that of the S&P 500 Index.

What are the federal tax implications of the Reorganization?

     In order for the Reorganization to be completed, the board of directors of The Catholic Funds must obtain a legal opinion from its counsel that, subject to certain conditions, the transaction will be tax-free for federal income tax purposes to shareholders of the Equity Income Fund and to each of the Funds. However, you will recognize a capital gain (or loss) if you sell your Equity Income Fund shares before the Reorganization or if you sell or exchange the New Equity Fund shares you receive in the Reorganization.

What will be the size of the New Equity Fund after the Reorganization and what impact is that expected to have on the shareholders of the Equity Income Fund?

     As of December 31, 2001, the net assets of the Equity Income Fund and the combined net assets of the other two existing equity funds of The Catholic Funds were approximately $5.7 million and $11.3 million, respectively. Accordingly, if the Reorganization of the Equity Income Fund and the other two existing equity funds into the New Equity Fund had occurred on December 31, 2001, the net assets of the combined New Equity Fund after the Reorganization would have been approximately $17.0 million. As a result, current shareholders of the Equity Income Fund may derive benefits such as relatively lower risk and costs that typically are associated with a larger fund with a more diversified portfolio.

How will you determine the number of shares of the New Equity Fund that I will receive in the Reorganization?

     As of the opening of trading on the date that the Reorganization is completed, Equity Income Fund shareholders will receive the number of full and fractional shares of the New Equity Fund that is equal in dollar value to the aggregate net asset value of their shares of the Equity Income Fund on that date. That closing date is expected to be on or about March __, 2002.

Will I have to take any steps to receive shares of the New Equity Fund in the Reorganization?

     If the Reorganization is approved by shareholders of the Equity Income Fund at the meeting and subsequently is completed, you will automatically receive the number of shares of the New Equity Fund which you are entitled to receive in exchange for your shares of the Equity Income Fund. You will not be required to take any steps to receive these shares.

Will I be able to make additional investments in the New Equity Fund after the Reorganization?

     You will be free to make additional investments in the New Equity Fund after the Reorganization, on the terms generally applicable to purchases of such shares as described in the New Equity Fund's then current prospectus.

What if there are not enough votes to reach a quorum by the scheduled date of the special shareholder meeting, or if insufficient votes are received to approve the Reorganization?

     Catholic Knights, the ultimate parent company of Catholic Financial Services Corporation, the adviser and distributor of the Equity Income Fund, holds a majority of all outstanding shares of the Equity Income Fund. Catholic Knights has indicated its present intention to vote all of its shares in favor of the Plan and the Reorganization. Therefore, the representation of Catholic Knights' shares at the meeting and its vote in favor of the Plan and Reorganization will be sufficient both to constitute a quorum for the conduct of business at the meeting and for approval of the Plan and the Reorganization.

How many votes am I entitled to cast?

     You are entitled to one vote for each share (and a fractional vote for each fractional share) of the Equity Income Fund that you owned on the record date. The record date is February __, 2002.

How do I vote my shares?

     Voting is easy. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. If you need any assistance or have any questions concerning the proposal or how to vote your shares, please call The Catholic Funds at (877) 846-2372.

How do I sign the proxy card?

Individual Accounts:Shareholders  should sign  exactly as their names  appear on the account registration shown on the card.

Joint Accounts:     Both owners must sign  exactly as their names  appear in the registration.

All Other Accounts: The person  signing must indicate his or her  capacity.  For example, a trustee for a trust or other entity should sign, "Jane F. Doe, Trustee."

  This material may be used only when preceded or accompanied by a prospectus.
              Catholic Financial Services Corporation, distributor.




                         THE CATHOLIC EQUITY INCOME FUND
                     (A Series of The Catholic Funds, Inc.)

                            THE CATHOLIC EQUITY FUND
                     (A Series of The Catholic Funds, Inc.)

                           PROXY STATEMENT/PROSPECTUS

                               February ___, 2002

     This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of The Catholic Funds, Inc. ("The Catholic Funds" or "CFI") for use at a Special Meeting of Shareholders of The Catholic Equity Income Fund ("The Equity Income Fund"), a series of The Catholic Funds, to be held at [time?], Central Time, on [day?], [date?], 2002 at [place?] (the "Meeting"). Proxy materials are being mailed to shareholders of The Equity Income Fund on or about [date?], 2002.

     The purpose of the Shareholder Meeting is to consider and vote on a Plan of Reorganization and Liquidation (the "Plan") involving The Equity Income Fund and The Catholic Equity Fund ("The New Equity Fund"), another series of The Catholic Funds. A copy of the Plan is attached to this Proxy Statement/Prospectus as Appendix A.

     Pursuant to the Plan, substantially all of the assets of The Equity Income Fund, net of its liabilities, would be transferred to and acquired by The New Equity Fund in exchange solely for shares of common stock of The New Equity Fund. Shares of The New Equity Fund received by The Equity Income Fund in the transaction would then be distributed pro-rata to shareholders of The Equity Income Fund, and The Equity Income Fund would be liquidated and discontinued as a separate mutual fund portfolio of The Catholic Funds (these transactions are referred to together in this Proxy Statement/Prospectus as the "Reorganization"). For each shareholder of The Equity Income Fund, it is expected that the dollar value of your account in The New Equity Fund immediately after the Reorganization will be the same as the dollar value of your account in The Equity Income Fund immediately prior to the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization, meaning that shareholders of The Equity Income Fund will not recognize any gain or loss through the exchange of their shares in the Reorganization. No sales charge or commission will be imposed upon The New Equity Fund shares issued in the Reorganization.

     Similar reorganization transactions affecting the other two existing equity funds of The Catholic Funds, namely The Catholic Large-Cap Growth Fund and The Catholic Disciplined Capital Appreciation Fund, are being recommended for approval by the shareholders of those two funds. Subject to shareholder approval, those two funds will be consolidated with and into The New Equity Fund concurrent with the completion of the Reorganization of The Equity Income Fund with and into The New Equity Fund. As a result, The New Equity Fund's assets would consist of the combined assets of all three of the existing equity funds of The Catholic Funds. However, the Reorganization of The Equity Income Fund is not dependent upon the approval and concurrent consolidation of the other two existing equity funds with and into The New Equity Fund. Rather, subject to approval by the shareholders of The Equity Income Fund and the satisfaction of other customary closing conditions to a transaction of this nature, the Reorganization will be completed regardless of whether either or both of the reorganizations affecting the other two existing equity funds are approved and completed.

     The New Equity Fund is a newly designated series of The Catholic Funds. The New Equity Fund differs from The Equity Income Fund in several important respects. One such difference relates to the investment objective and program of The New Equity Fund. The New Equity Fund seeks to obtain a total return from dividends and capital gains which is equal to the total return of the S&P 500 Index, less the Fund's operating expenses. Unlike The Equity Income Fund, which employs active management strategies with respect to the selection and disposition of the stocks of companies in which it invests, The New Equity Fund will employ a passive management strategy. It will invest its assets so as to replicate, as nearly as possible, the composition and market capitalization weightings of the S&P 500 Index, except that The New Equity Fund will not invest in the stocks of those companies included on the S&P 500 Index which employ policies and practices that are inconsistent with the sanctity of human life, as determined under guidelines established and monitored by the board of directors of The Catholic Funds. This passive management style differs from that of actively managed funds, such as The Equity Income Fund, where the manager selects stocks to purchase and sell which are consistent with the objective and investment program of the Fund based on the manager's own judgment.

     Another important way in which The New Equity Fund differs from The Equity Income Fund relates to the core Catholic values and the means of their implementation. Like The Equity Income Fund, the New Equity Fund will avoid investing in companies whose policies and practices are inconsistent with the sanctity of human life. However, rather than avoiding investment in companies whose policies and practices may be inconsistent with other important Catholic values, The New Equity Fund instead will engage in shareholder advocacy activities in an effort to persuade those companies to change their offensive policies and practices. The New Equity Fund anticipates that its shareholder advocacy activities will focus principally on policies and practices that affect the dignity of the human person in the workplace. Advocacy activities might include initiating letter writing campaigns to the management of companies in which The New Equity Fund invests and/or initiating a dialog with managerial personnel, proposing shareholder resolutions at annual and special meetings of shareholders of the companies in which The New Equity Fund invests (perhaps in a cooperative effort with other socially and/or morally responsible investors), participating in proxy campaigns for the election of directors of those companies, and the like.

     The principal executive office of The Catholic Funds is located at 1100 West Wells Street, Milwaukee, Wisconsin 53233, telephone: (877) 846-2372.

     This Proxy Statement/Prospectus sets forth concisely the information that shareholders of The Equity Income Fund should know before voting on the Plan and the Reorganization. It also constitutes an offering of shares of The New Equity Fund. Please read this Proxy Statement/Prospectus carefully and retain it for future reference.

     The Securities and Exchange Commission has not approved or disapproved The New Equity Fund shares to be issued in the Reorganization or determined if this Proxy Statement/Prospectus is truthful or complete. If anyone tells you otherwise, they are committing a crime.

     Neither The Catholic Funds nor Catholic Financial Services Corporation is sponsored or endorsed by the Roman Catholic Church, nor has the Church approved or disapproved the shares of The Catholic Funds.

     A Statement of Additional Information, dated February ___, 2002, relating to this Proxy Statement/Prospectus (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated herein by reference. Copies of the Reorganization SAI may be obtained without charge by writing to Catholic Financial Services Corporation at 1100 West Wells Street, Milwaukee, Wisconsin 53233, or by calling (877) 222-2402. We will send you a copy of the Reorganization SAI by first class mail within one business day of the date on which we receive your request.

     In addition, the Prospectus of The Equity Income Fund, dated February 1, 2001 (the "Equity Income Fund Prospectus"), the Statement of Additional Information of The Catholic Funds, dated February 1, 2001 (which includes information regarding The Equity Income Fund) (the "Equity Income Fund SAI"), and the Annual Report of The Catholic Funds for the year ended September 30, 2001 (which includes information regarding The Equity Income Fund) (the "Equity Income Fund Annual Report") have been filed with the Commission and are incorporated herein by reference. The Equity Income Fund Prospectus accompanies this Proxy Statement/Prospectus, and the Equity Income Fund SAI and the Equity Income Fund Annual Report may be obtained without charge by writing Catholic Financial Services Corporation at 1100 West Wells Street, Milwaukee, Wisconsin 53233, or by calling (877) 222-2402.



                                TABLE OF CONTENTS

                                                                            Page

AVAILABLE INFORMATION.........................................................2

INTRODUCTION, VOTING INFORMATION AND REQUIREMENTS.............................2

SYNOPSIS .....................................................................5
         Introduction.........................................................5
         The Plan ............................................................6
         Reasons For The Proposed Reorganization..............................7
         Federal Tax Consequences.............................................10
         Comparison of The Equity Income and The New Equity Funds.............10

RISK FACTORS..................................................................18
         Market Risk..........................................................18
         Objective Risk.......................................................18
         Interest Rate and Credit Risk........................................19
         Convertible Securities - Junk Bonds..................................19
         Foreign Securities...................................................20
         Securities Selection Risk............................................20
         Index Correlation Risk...............................................20
         Non-Fundamental Investment Objective.................................21

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES..................21
         Investment Objectives................................................21
         Principal Strategies.................................................21
         Implementation of Catholic Values....................................25

APPROVAL OF THE PLAN AND REORGANIZATION.......................................28
         Description of the Plan..............................................28
         Other Terms..........................................................30
         Background to Reorganization.........................................30
         Reasons For The Proposed Reorganization..............................33
         Federal Tax Considerations...........................................35

CAPITALIZATION................................................................36

OWNERSHIP OF FUND SHARES......................................................37

DESCRIPTION OF SECURITIES TO BE ISSUED AND RIGHTS OF SHAREHOLDERS.............37

SHAREHOLDER INFORMATION AND SERVICES..........................................38
         Shareholder Information..............................................38
         Reinvestment of Fund Distributions...................................39
         Distribution Fees....................................................39
         Redeeming Your Class A Shares of The New Equity Fund.................40

MISCELLANEOUS.................................................................43
         Independent Public Accountants.......................................43
         Interests of Experts and Counsel.....................................44
         Other Matters........................................................44





                              AVAILABLE INFORMATION

     The Catholic Funds has filed with the Commission a Registration Statement on Form N-14 (the "Registration Statement") with respect to the shares of The New Equity Fund offered hereby. As permitted by the rules and regulations of the Commission, this Proxy Statement/Prospectus omits certain information, exhibits and undertakings contained in the Registration Statement. Such additional information can be inspected at the principal office of the Commission at 450 Fifth Street N.W., Washington, D.C. 20549, as well as the Commission's regional office at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, IL 60621. Copies of the Registration Statement can be obtained from the Commission at prescribed rates by writing to the Commission at either address. For further information, reference is made to the Registration Statement and to the exhibits attached to it.

     In addition to the above, The Equity Income Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. Proxy materials, reports and other information about The Equity Income Fund which are of public record also can be inspected and copied at public reference facilities maintained by the Commission at the addresses shown above. Copies of these materials can be inspected and copied at the Commission's principal and regional offices described above and can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549. The Commission also maintains a Website at http://www.sec.gov that contains certain other publicly available documents about The Catholic Funds, The Equity Income Fund and The New Equity Fund.

     No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus. If any such other information or representations are given or made, they must not be relied upon as having been authorized by The Catholic Funds. This Proxy Statement/Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it would be unlawful to make such offer in such state or jurisdiction.

                INTRODUCTION, VOTING INFORMATION AND REQUIREMENTS

     This Proxy Statement/Prospectus is being furnished to the shareholders of The Equity Income Fund in connection with the solicitation of proxies by the Board of Directors of The Catholic Funds to be used at a Special Meeting of Shareholders of The Equity Income Fund to be held on [DAY?], [DATE?], 2002, at [TIME?], Central Time, at [LOCATION?]. At the meeting, shareholders of The Equity Income Fund will consider and vote on the Plan and the Reorganization described in the Plan pursuant to which The New Equity Fund would acquire substantially all of the assets of The Equity Income Fund, net of its liabilities, in exchange for shares of common stock of The New Equity Fund. The shares of The New Equity Fund so issued to The Equity Income Fund would be distributed pro-rata to the shareholders of The Equity Income Fund. The Equity Income Fund would be liquidated and discontinued.

     Similar transactions are being proposed for consideration by shareholders of The Catholic Fund's other two equity funds, namely The Catholic Large-Cap Growth Income Fund and The Catholic Disciplined Capital Appreciation Fund, whereby those two funds also would be consolidated with and into The Catholic New Equity Fund. However, the Reorganization with respect to The Equity Income Fund is not dependent upon the approval and concurrent consolidation of those other two equity funds.

     Our mailing of this Proxy Statement/Prospectus and the accompanying proxy card is the principal means by which proxies will be solicited for approval of the Reorganization. Proxies also may be solicited in person, or by telephone or facsimile or, without special compensation, by officers of The Catholic Funds or by officers and employees of Catholic Financial Services Corporation, the investment adviser and distributor for The Equity Income Fund. Upon request, we will reimburse brokers, dealers, banks and voting trustees or their nominees for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of shares which such persons hold of record. We estimate that the total expenses to be incurred by The Equity Income Fund in connection with the Reorganization will be approximately $25,000. Catholic Financial Services Corporation has agreed to pay all such expenses.

     Any proxy which is properly executed and returned in time to be voted at the Meeting will be voted in accordance with instructions marked thereon. In the absence of such instructions, the proxy will be voted "FOR" approval of the Plan. The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting or any adjournments thereof. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation to the Secretary of The Catholic Funds or by executing and delivering a later dated proxy to The Catholic Funds or by attending the Meeting in person to vote the shares of The Equity Income Fund held by such shareholder. The shares of The Equity Income Fund will be voted as a separate series on approval of the Plan, and holders of shares of the other series of The Catholic Funds will not be entitled to vote on the Reorganization as it relates to The Equity Income Fund.

     The presence at the meeting, in person or by proxy, of shareholders representing one-third of all outstanding shares of The Equity Income Fund entitled to vote on the Reorganization constitutes a quorum for the transaction of business. Abstentions and broker non-votes (proxies from brokers or other nominee owners indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary voting power) will be treated as present for purposes of determining the presence or absence of a quorum.

     Approval of the Plan and the Reorganization contemplated by the Plan will require the affirmative vote of "a majority of the outstanding voting securities" of The Equity Income Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a "majority of the outstanding voting securities" means the lesser of:

o 67% or more of The Equity Income Fund's shares present at the Meeting, if shareholders who are the owners of more than 50% of The Equity Income Fund's outstanding shares are present in person or by proxy; or

o    More than 50% of The Equity Income Fund's outstanding shares.

     Accordingly, abstentions and broker non-votes will have the same effect as votes cast against approval of the Plan.

     In the event sufficient votes in favor of the Reorganization are not received by the scheduled time of the Meeting, the persons named as proxies in the enclosed proxy may propose and vote in favor of one or more adjournments of the Meeting regarding the Reorganization to permit further solicitation of proxies without the necessity of further notice. Any such adjournment will require the affirmative vote of a majority of the shares present at the session of the Meeting to be adjourned.

     Shareholders of record of The Equity Income Fund at the close of business on [RECORD DATE?] (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each such shareholder will be entitled to one vote for each share (and a fractional vote for each fractional share) held by such shareholder on each matter presented at the Meeting. As of the Record Date, there were a total of _____ shares of common stock of The Equity Income Fund outstanding. Catholic Knights, the ultimate parent company of Catholic Financial Services Corporation, beneficially owns and has the right to vote in excess of 50% of all of the presently issued and outstanding shares of common stock of The Equity Income Fund. Catholic Knights has indicated its present intention to vote its shares in favor of approval of the Reorganization. Consequently, subject to any change in the stated intentions of Catholic Knights, shareholder approval of the Reorganization is assured.

     Under Maryland law, shareholders of The Equity Income Fund will not be entitled to any appraisal or similar rights in connection with the Reorganization contemplated by the Plan. However, shareholders may redeem their shares of The Equity Income Fund at net asset value prior to the closing of the proposed Reorganization in the manner specified in the Equity Income Fund Prospectus.

                                    SYNOPSIS

     The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus (including a copy of the Plan attached hereto as Appendix A), as well as the Equity Income Fund Prospectus, which accompanies this Proxy Statement/Prospectus and is incorporated by reference herein. The Equity Income Fund Prospectus describes the investment objective and principal strategies of The Equity Income Fund and provides information about the shareholder fees and operating expenses of, management and other services provided to, and purchases and redemptions of shares of, that Fund. This summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing elsewhere in this Proxy Statement/Prospectus, the Plan and the Equity Income Fund Prospectus.

Introduction

     Shareholders of The Equity Income Fund will be asked at the Meeting to approve the Plan and the Reorganization described in the Plan and as described herein. If approved, the Reorganization is expected to be completed as of the opening of business on or about [DATE?], 2002, or such other date as the parties may determine, assuming that all conditions to closing have been satisfied.

     The New Equity Fund is a newly designated series of The Catholic Funds. It will first commence business operations upon and following the closing of the Reorganization. Catholic Financial Services Corporation ("CFSC"), a Wisconsin corporation organized in 1994, is the investment adviser and distributor for both The New Equity Fund and The Equity Income Fund. As the adviser, CFSC makes the investment decisions for the Funds. As the distributor, CFSC sells the Funds' shares to investors. The majority of the outstanding stock of CFSC is owned by Catholic Knights Financial Services, Inc., which functions as an administrative holding company and is a wholly-owned subsidiary of Catholic Knights. Catholic Knights is a non-profit, non-stock membership organization, licensed to do business as a fraternal benefit society. The remaining outstanding stock in CFSC is owned by Catholic Order of Foresters (a non-profit, non-stock Illinois fraternal benefit society), Catholic Knights of America (a non-profit, non-stock Missouri fraternal benefit society), and Catholic Union of Texas, The KJT (a Texas fraternal benefit society). These four Catholic fraternals are referred to in this Proxy Statement/Prospectus as the "Catholic Fraternal Alliance."

     Mellon Equity Associates, LLP ("Mellon" or the "sub-adviser") is the sub-adviser for The New Equity Fund. Mellon is a wholly owned, independently managed subsidiary of Mellon Financial Corporation, organized as a limited liability partnership. Mellon's principal executive offices are located at 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania 15258.

     CFSC and Mellon are sometimes referred to together herein as the adviser.

The Plan

     The Plan describes the essential terms of the proposed Reorganization and is set forth in full as Appendix A attached to this Proxy Statement/Prospectus. Pursuant to the Plan, substantially all of the assets of The Equity Income Fund, net of its liabilities, will be transferred to The New Equity Fund in exchange solely for the issuance to The Equity Income Fund of shares of Class A Common Stock of The New Equity Fund. The Equity Income Fund will then immediately make a pro rata distribution to the shareholders of The Equity Income Fund of the shares of The New Equity Fund it receives in that exchange. As a result of the Reorganization, each shareholder of The Equity Income Fund will receive that number of full and fractional shares of The New Equity Fund which is equal in value to the shareholder's pro rata interest in the net assets transferred to The New Equity Fund as of the "Valuation Date" (as defined below).

     Shareholders of The Equity Income Fund will not pay any sales load or sales commissions on the shares of The New Equity Fund that they receive in the Reorganization or on the shares of The Equity Income Fund that they surrender in the Reorganization. Additionally, it is a condition to the closing of the Reorganization that The Catholic Funds receive a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization so qualifies, shareholders of The Equity Income Fund will not recognize any income, gain or loss for federal income tax purposes as a result of the exchange in the Reorganization of their shares in The Equity Income Fund for shares of The New Equity Fund. For additional information about the tax consequences of the Reorganization see "Approval of the Plan and Reorganization - Federal Tax Considerations" below.

     Contemporaneously with the closing and the distribution of the shares of The New Equity Fund to shareholders of The Equity Income Fund, The Equity Income Fund will satisfy its liabilities (applying any liquidating assets retained in the Reorganization for such purpose), liquidate and be discontinued as a separate series of The Catholic Funds. Accordingly, the shareholders of The Equity Income Fund will become shareholders of The New Equity Fund. It is expected that the value of each shareholder's account in The New Equity Fund immediately after the Reorganization will be the same as the value of that shareholder's account in The Equity Income Fund immediately prior to the Reorganization.

     Although each party to the Plan will bear its own out-of-pocket expenses, CFSC has agreed to pay all of the expenses incurred by each of the Funds.

     Completion of the Reorganization is subject to a number of conditions which are customary for transactions of this kind, in addition to the receipt of the tax opinion described above.

Reasons For The Proposed Reorganization

     CFSC has served as investment adviser and distributor to all three of the existing equity funds of The Catholic Funds, including The Catholic Large-Cap Growth Fund and The Catholic Discipline Capital Appreciation Fund, in addition to The Equity Income Fund, since their inceptions on May 3, 1999. As of December 31, 2001, these three equity funds had total assets of approximately $17.0 million, reflecting asset growth and investments far below that initially anticipated by CFSC in its business plan when it conceived the three equity funds. CFSC and management of The Catholic Funds attribute the disappointing growth primarily to the volatile, uncertain and declining stock market environment that has persisted in the United States since quite soon after these three equity funds commenced their operations. That market environment made investors reticent to invest in any mutual fund, let alone small, new funds with no long-term performance history such as The Catholic Funds. This also made licensed securities representatives and insurance agents of the Catholic Fraternal Alliance less inclined to become licensed with CFSC in order to market and promote the sale of shares of The Catholic Funds. The lack of a sizeable sales force has further frustrated sales and growth.

     The present small size of The Equity Income Fund and the other two existing equity funds of The Catholic Funds puts them at a competitive disadvantage with their peers. This is true in part because all mutual funds have certain fixed costs that are spread over all of the assets of the fund, including such things as legal fees, accounting fees, director fees, blue sky qualification fees and the like. These fixed fees cause The Catholic Funds to have higher expense ratios which detract from their investment performance as compared to their larger peers. In order to offset the negative effects of these expenses, CFSC has been waiving fees and reimbursing expenses so that the operating expenses of The Equity Income Fund would not exceed 1.65% of average daily net assets for any fiscal year, but CFSC is not prepared to continue subsidizing The Equity Income Fund indefinitely into the future. Accordingly, CFSC has for some time been considering strategic options to increase sales and build assets sufficient to make The Equity Income Fund viable as a self-sustaining entity. In considering and designing strategic marketing options for The Equity Income Fund, the paramount requirement of CFSC and management and the board of directors of The Catholic Funds has been the adherence to the principle that Catholic values should remain a differentiating factor between The Catholic Funds and its peers.

     CFSC retained the services of Precision Marketing Partners, LLC ("Precision Marketing"), a Milwaukee, Wisconsin-based financial services sales and marketing firm to help it assess strategic options and to select a distribution strategy to frame and communicate long-term sales and marketing alternatives for The Catholic Funds. Precision Marketing was founded by a group of individuals with many years of successful experience and expertise in marketing mutual funds and distributing their shares. Its chairman and chief executive officer, Ms. Rochelle Lamm, and other members of her management team worked together in former capacities to build and manage several nationally recognized investment management and broker/dealer organizations, including a family of mutual funds sponsored by a fraternal benefit society that today has over $10 billion in assets.

     In a report first presented to the board of directors at a special meeting held on October 26, 2001, Precision Marketing identified a number of factors that have contributed to the lack of sales of The Catholic Funds, including the following:

o The three existing equity funds of The Catholic Funds have not been perceived by investors as clearly distinguishable investment options. While their investment objectives and investment programs are somewhat different, their implementation has created investment portfolios with significant overlap in stock selection. This creates confusion among investors and selling representatives, thereby frustrating the goal of creating a diverse family of mutual funds.

o Neither CFSC nor the sub-advisers of the three existing equity funds are household names that attract investors, and the performance of the three existing equity funds, while above average, has not been so outstanding that it alone attracts investors.

o The sales force of CFSC has not grown as expected and, given the relatively modest universe of insurance agents and securities representatives licensed with the Catholic Fraternal Alliance, it is not likely that CFSC will have sufficient sales representatives in the near future to generate the volume of sales that CFSC projected in its business plan.

     Given these obstacles, Precision Marketing suggested three possible alternatives, namely: liquidate and discontinue all three of the existing equity funds; seek one or more other fund families with mutual funds comparable to The Catholic Funds that might be possible merger partners for the three existing equity funds; or, restructure The Catholic Funds in a manner designed to:

o Eliminate the confusion created by multiple, similar funds through a consolidation of all three equity funds into a core equity fund with an investment program that is easy to understand;

o Eliminate sub-adviser name recognition and investment performance as competitive issues by adopting a passive management style which tracks a major index, such as the S&P 500 Index;

o Adopt additional classes of shares with expense structures designed to be attractive for direct marketing programs and wholesaling/ institutional client marketing programs, thereby reducing the reliance on a retail brokerage network for asset growth; and

o Continue to adhere to selected core Catholic values in the investment program.

     The board of directors of The Catholic Funds held a special meeting on October 26, 2001 at which management of CFSC and The Catholic Funds, together with a principal from Precision Marketing, presented Precision Marketing's report and management's recommendations of the Reorganization based thereon. The board further considered and approved the Reorganization in principle on November 12, 2001, and formally ratified the Plan on February 14, 2002, subject to approval by the shareholders of The Equity Income Fund. At these meetings, the board of directors requested and reviewed information about the investment objective and program of The New Equity Fund and the Catholic values to which The New Equity Fund would adhere and the manner in which those Catholic values would be implemented. The board of directors also requested and reviewed information about Mellon and the sub-advisory agreement entered into with Mellon, asked questions of and received answers from management of Mellon, CFSC and management of The Catholic Funds, and made inquiries of CFSC regarding the terms of the Reorganization and its anticipated benefits to the shareholders of The Equity Income Fund. The board also consulted with The Catholic Funds' legal counsel, and considered alternatives, including the alternatives identified in Precision Marketing's report.

     In approving the Plan, the board considered numerous factors, including:

o CFSC's strong desire and continuing commitment to provide Catholics with an attractive, core equity investment product that enables them to adhere to certain core Catholic values;

o The unlikelihood of successfully finding a merger partner that would adhere to the Catholic values; and

o    The   reasonableness   of  the  proposed   Reorganization  to  address  and
     successfully resolve the factors that have inhibited growth of The Equity Income Fund, as identified in Precision Marketing's report.

     In addition, in approving the Plan, the board considered numerous other factors, including the investment philosophy, performance, personnel, resources and financial condition of CFSC and Mellon; the nature, quality, scope and cost of advisory services; the differences between The Equity Income Fund and The New Equity Fund in terms of their investment objectives, principal strategies and risks, portfolio management, and fee and expense structure; the selection and method for implementing the Catholic values; the terms of the Plan, including the structure of the Reorganization as a tax-free transaction; and other factors deemed relevant by the board.

     The board believes the reorganization offers the following benefits to the shareholders of The Equity Income Fund, among others:

o The continuation of an opportunity to invest in an equity fund that adheres to certain core Catholic values important to them;

o The elimination of multiple equity investment options that are confusing and somewhat overlapping;

o A simple, easy to understand passive investment strategy designed to follow the performance of the S&P 500 Index;

o    A higher potential for future asset growth;

o    Potential for lower annual fund operating expenses; and

o Potential for increased portfolio diversification, greater buying power, lower transaction costs and other economies of scale associated with a larger combined fund.

     For these and other reasons, the board of directors of The Catholic Funds, including the directors who are not "interested persons" of The Catholic Funds (as that term is defined in the 1940 Act), has concluded that the Reorganization is fair to, and in the best interests of, the shareholders of The Equity Income Fund and that their economic interests will not be diluted as a result of the Reorganization.

     The board of directors of The Catholic Funds unanimously recommends that shareholders of The Equity Income Fund vote FOR approval of the Plan and the Reorganization.

Federal Tax Consequences

     A condition to completion of the Reorganization is the receipt of a legal opinion from Quarles & Brady LLP that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss will be recognized for federal income tax purposes by the shareholders of The Equity Income Fund or by The Equity Income Fund or The New Equity Fund as a result of the Reorganization. However, it is anticipated that, immediately following the Reorganization, The New Equity Fund will adjust the investment portfolio it acquires from The Equity Income Fund to conform to the S&P 500 Index. We anticipate that The New Equity Fund will recognize a net capital loss on the sale of portfolio securities that it acquires in the Reorganization from The Equity Income Fund.

Comparison of The Equity Income and The New Equity Funds

     Below is a brief comparison of the principal features of The Equity Income Fund and The New Equity Fund. For more detailed information about The Equity Income Fund, please refer to the Equity Income Fund Prospectus which accompanies this Proxy Statement/Prospectus.

     Investment Objectives and Principal Strategies

     Summary. The Equity Income Fund and The New Equity Fund both involve investment in a diversified portfolio of common stocks. However they have somewhat different focuses in their investment objectives and strive to obtain their objectives through substantially different investment strategies and programs. In particular, The Equity Income Fund's objective focuses both on current income and long-term capital growth. The New Equity Fund's investment objective focuses on overall total return that approximates the total return of the S&P 500 Index, without regard to whether the components of that total return are driven by capital appreciation, current income in the form of dividends, or a combination of the two. The Equity Income Fund relies on the subjective judgment and skill of the portfolio manager to select stocks that have a potential to help the Fund achieve its objective, while The New Equity Fund instead employs a passive management style in which the portfolio manager constructs an investment portfolio for the Fund that is substantially similar to the composition of the S&P 500 Index.

     In terms of their Catholic values, both Funds avoid investing in securities of companies that manufacture products, provide services or engage in business practices which are inconsistent with the sanctity of human life, but there are some differences in other Catholic values adhered to by the Funds and the manner in which they implement those other Catholic values.

     The Equity Income Fund. The Equity Income Fund seeks both a reasonable level of current income and long-term capital growth. To achieve this objective, the Fund invests primarily in a diversified portfolio of dividend-paying stocks that have a market capitalization of at least $1.0 billion and that exhibit long-term growth potential. The Equity Income Fund's portfolio manager normally invests at least 75% of the Fund's total assets in the securities. The Fund has the flexibility, however, to invest the balance of its assets in all types of domestic securities, including investment-grade bonds and convertible, fixed-income securities (some of which may be below investment grade) and nondividend-paying stocks. The Fund also may invest in securities of foreign issuers traded on a U.S. national securities exchange or the NASDAQ National Market System.

     The New Equity Fund. The New Equity Fund seeks to obtain a total return from dividends and capital gains which is equal to the total return of the S&P 500 Index, less the Fund's operating expenses. The Fund attempts to achieve its objective by investing in a portfolio of common stocks that substantially replicates the composition of the S&P 500 Index. When the adviser receives notification of a change in the composition of the Index, the adviser generally makes a corresponding change in the composition of the Fund's investment portfolio.

     Certain companies included in the S&P 500 Index from time to time may manufacture products, provide services or engage in other business practices which are inconsistent with the Fund's Catholic value regarding the sanctity of human life (the "sanctity of life exclusionary screen"), which is described in more detail below. As of the date of this Proxy Statement/Prospectus, less than 2% of the total market capitalization of the S&P 500 Index consisted of stocks of companies that the Fund would exclude by applying this screen. To reduce the performance tracking error between the Fund and S&P 500 Index that will result from the Fund's exclusion of those stocks, the subadviser will use modeling techniques to quantify the tracking error and will rebalance the Fund's portfolio among the remaining Index stocks in an attempt to minimize the tracking error.

     Thus, unlike The Equity Income Fund, which relies on the judgment and expertise of its managers to select stocks which meet the investment criteria of The Equity Income Fund and have the potential for superior performance, the adviser passively manages The New Equity Fund's investments to conform to the S&P 500 Index, subject to the sanctity of life exclusionary screen. This passive management style reduces the reliance on the portfolio manager's subjective judgment.

     Catholic Values. The Equity Income Fund adheres to three important Catholic values selected by the board of directors of The Catholic Funds, namely the sanctity of human life, no unjust wars and the dignity of the human person. The Equity Income Fund will not invest in securities of companies that manufacture products, provide services or engage in other business practices that CFSC determines are inconsistent with any of these three Catholic values, based on guidelines established by the board of directors.

     The New Equity Fund focuses on two of these same three Catholic values, namely the sanctity of human life and the dignity of the human person. Like The Equity Income Fund, The New Equity Fund does not invest in securities of companies whose businesses CFSC determines are inconsistent with the sanctity of human life. However, with respect to the dignity of the human person value, rather than excluding those companies from The New Equity Fund's investment portfolio, CFSC engages in shareholder advocacy actions designed to persuade such companies to reform their offending business practices and policies to better reflect this important Catholic value. Presently, these advocacy efforts focus on how employers treat members of the work force, which the board believes is likely to be representative of a company's general policy toward issues of human dignity. The board further believes this advocacy approach offers greater potential to persuade companies to reform their practices and policies that offend the dignity of the human person, as opposed to an exclusionary policy that potentially goes unnoticed by management of the offending company. However, because of the extremely fundamental nature of the sanctity of human life value, the board of directors believes it would be inappropriate for The New Equity Fund to invest in the securities of companies that do not adhere to this value, even under an advocacy program.

     Risk Factors

     Both The Equity Income Fund and The New Equity Fund experience market risk, which is the risk that market prices overall will rise and fall over short and even extended periods. Both Funds also experience objective risk, which is the risk that a Fund's investments will depend not only on the movement of the market in general, but on factors that affect the individual stocks (and, in the case of The Equity Income Fund, bonds) held in the Fund's portfolio, such as a company's financial performance, management and business trends.

     Because the investment program of the New Equity Fund focuses on stocks of large companies, that Fund is exposed to the risk that the large capitalization stocks included in its portfolio may trail returns from the overall stock market for short or even extended periods.

     The Equity Income Fund also is exposed to securities selection risk, which is the risk that the securities selected by the portfolio manager may not perform as well as other securities the manager could select consistent with The Equity Income Fund's investment program. As a passively managed fund, The New Equity Fund is not subject to this same manager selection risk, however it is exposed to the risk that the return on its investment portfolio may not precisely track that of the S&P 500 Index. This risk results from a number of factors that will preclude The New Equity Fund's investment portfolio from precisely mirroring the composition of the S&P 500 Index at all times.

     Both Funds also are exposed to the risk that the implementation of their Catholic value exclusionary screens may limit investments available to the Funds as compared to their peers, and the return on the securities that the Funds can purchase may be less than similar securities they might otherwise purchase (or, in the case of The New Equity Fund, other securities included in the S&P 500 Index).

     The Equity Income Fund is exposed to several additional risks that do not apply to The New Equity Fund. Because The Equity Income Fund invests in bonds and other fixed-income securities in addition to common stocks, it is exposed to interest rate risk and credit risk. Interest rate risk is the possibility that rising interest rates will cause declines in the prices of the bonds that The Equity Income Fund holds. Credit risk is the possibility that the borrower of the proceeds of non-treasury bonds in which The Equity Income Fund invests, or the guarantor of those bonds, will not be able to make principal and interest payments on a timely basis. Finally, because The Equity Income Fund may invest in foreign securities, it is exposed to special risks associated with investing in foreign securities that are not typically associated with investing in securities of U.S. companies. For a more detailed description of risks associated with investing in The Equity Income Fund, see the section of the Equity Income Fund Prospectus captioned "Investment Risks." For a more detailed discussion of risks associated with investing in The New Equity Fund, see the section of this Proxy Statement/Prospectus captioned "Risk Factors."

     Performance

     The New Equity Fund has not yet commenced operations, and therefore has no performance history. However, in the concurrent consolidations of the three existing equity funds of The Catholic Funds into The New Equity Fund, The Catholic Disciplined Capital Appreciation Fund will be considered the surviving fund, because its investment program, strategy and portfolio most closely resemble those of The New Equity Fund. Accordingly, The New Equity Fund will retain and will advertise the performance history of The Catholic Disciplined Capital Appreciation Fund as its own. Please read The Equity Income Fund Annual Report, which was previously mailed to you, for more information on the performance of The Catholic Disciplined Capital Appreciation and of The Equity Income Fund through September 30, 2001.

     Size of Funds

     On December 31, 2001, The Equity Income Fund had an aggregate net asset value of $5.7 million, and the other two existing equity funds of The Catholic Funds had aggregate net assets of $11.3 million, consisting of $6.3 million in The Catholic Large-Cap Fund and $5.0 million in The Catholic Disciplined Capital Appreciation Fund. Accordingly, if shareholders of all three of the existing equity funds approve the respective reorganizations into The New Equity Fund, The New Equity Fund would have approximately $17.0 million in net assets following the Reorganization.

     Classes of Shares

     The Equity Income Fund offers only shares of Class A Common Stock, which have a front-end sales charge of up to 4.00% and a Rule 12b-1 distribution fee of 0.25%. The New Equity Fund offers three classes of shares, including Class A Common Stock with a sales load structure and 12b-1 fee identical to shares of Class A Common Stock of The Equity Income Fund. The New Equity Fund also offers Class C Common Stock and Class I Common Stock, but will not issue any shares of those classes in connection with the Reorganization. Those Classes of shares have different sales load structures, rule 12b-1 distribution fees and minimum investment requirements as compared to The New Equity Fund's Class A Common Stock. The performance of the various classes of shares will vary based on those differences in sales charges and fees.

     Expenses

     The following table compares the fees and expenses that you may pay if you buy and hold shares of Class A Common Stock of The Equity Income Fund and The New Equity Fund. The information for The New Equity Fund is estimated by management (based on the assumption that the Reorganization and the concurrent reorganizations of the other two existing equity funds with and into The New Equity Fund are completed).


                                                   THE EQUITY          THE NEW
                                                   INCOME FUND       EQUITY FUND

Shareholder Fees (fees paid directly from your investment)

Maximum  Sales  Charge  (Load)  Imposed  on           4.00%               4.00%
Purchases (as a percentage of offering price)(1)

Maximum   Deferred   Sales  Charge   (Load)           None                None
Imposed on Redemptions  (as a percentage of
original   purchase   price  or  redemption
proceeds, whichever is less)

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Management Fees                                       0.80%               0.50%
Distribution (12b-1) Fees                             0.25%               0.25%
Other Expenses(2)                                     1.65%               0.75%
                                                      -----               -----
Total Annual Fund Operating Expenses                  2.70%               1.50%
                                                      =====               =====
Less:   Fee Waivers and Expense                       1.05%               0.55%
Reimbursements(3)                                     -----               -----

Net Annual Fund Operating Expenses                    1.65%               0.95%
                                                      =====               =====


(1) The maximum initial sales charge for Class A shares of each Fund applies to investments of up to $25,000, and is reduced for larger investments. No initial sales charge will be imposed on shares of The New Equity Fund issued to shareholders of The Equity Income Fund in the Reorganization.

(2) "Other expenses" are based on amounts actually incurred during the fiscal year ended September 30, 2001 for The Equity Income Fund, and are based on management's estimated amounts for the fiscal year ending September 30, 2002 for The New Equity Fund assuming the completion of the Reorganization and the concurrent reorganizations of the other two existing equity funds into The New Equity Fund.

(3) CFSC has contractually agreed, for the current fiscal year, to reimburse expenses and waive fees to the extent necessary so that "Annual Total Fund Operating Expenses" will not exceed 1.65% for The Equity Income Fund and 0.95% for The New Equity Fund.

     Example

     The following Example is intended to help you compare the cost of investing in The Equity Income Fund (and investing in The New Equity Fund giving effect to the Reorganization and the concurrent reorganizations of the other two existing equity funds with and into The New Equity Fund) with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same (with fee waivers and expense reimbursements for The Equity Income Fund and The New Equity Fund in effect for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                          1 year     3 years    5 years     10 years
                          ------     -------    -------     --------
The Equity Income Fund    $561       $1,109     $1,683       $3,237
The New Equity Fund(1)    $493       $955


(1) Because The Equity Income Fund shareholders will not have to pay a sales load on shares of The New Equity Fund they receive in the Reorganization, the pro forma expenses they would pay on a $10,000 investment in such shares (and assuming a 5% annual return and redemption at the end of each time period) would be as follows: $493 - 1 year and $691 - 3 years. These lower expenses do not reflect any front-end sales load paid at the time of initial investment in the Class A shares of The Equity Income Fund that shareholders surrender in exchange for Class A shares of The New Equity Fund in the Reorganization.

     Sales Charges. The front-end sales charges imposed on purchases of Class A shares of The New Equity Fund are the same as those for shares of The Equity Income Fund. For a description of those sales charges, please see the section of the Equity Income Fund Prospectus captioned "How to Invest."

     Minimum Purchases. The minimum investment amounts to open and to add to an account for Class A shares of The New Equity Fund are the same as for The Equity Income Fund. For a description of those minimum investment amounts, see the section of the Equity Income Fund Prospectus captioned "How to Invest."

     Redemption Procedures. The redemption procedures that apply to sales of Class A shares of The New Equity Fund are the same as those that apply with respect to the redemption of shares of The Equity Income Fund. For a description of those redemption procedures, see the section of this Proxy Statement/Prospectus captioned "Shareholder Information and Services - Redeeming Your Class A Shares of The New Equity Fund" with respect to The New Equity Fund, and the section of the Equity Income Fund Prospectus captioned "Selling Your Shares" with respect to The Equity Income Fund.

     Exchanges. As a shareholder of The Equity Income Fund, you have exchange privileges among The Catholic Money Market Fund and the other two existing equity funds of The Catholic Funds. Following the Reorganization, and assuming the concurrent reorganization of the other two existing equity funds of The Catholic Funds with and into The New Equity Fund, The Catholic Funds will have only two series, namely The New Equity Fund and The Catholic Money Market Fund. Therefore, following the Reorganization, exchanges will be available only between those two Funds. Those exchanges will be subject to the same requirements and procedures as presently apply to exchanges between The Equity Income Fund and The Catholic Money Market Fund. For a detailed description of the requirements and procedures that apply to exchanges among the various funds of The Catholic Funds, please see the section of the Equity Income Fund Prospectus captioned "Selling Your Shares - Exchange Privilege."

     Other Shareholder Services. The New Equity Fund offers other shareholder services which are the same as those presently offered by The Equity Income Fund, including purchases and sales by telephone, purchases and sales by wire, automatic investment plans and automatic withdrawal plans. For a detailed description of these shareholder services, please refer to the sections of the Equity Income Fund Prospectus captioned "How to Invest" and "Selling Your Shares."

     Dividends and Distributions. The Equity Income Fund distributes its investment income quarterly, and distributes all net realized long and short-term capital gains at least annually. The New Equity Fund will distribute any net investment income annually, and will distribute any net realized long or short-term capital gains at least annually. For a more detailed description of The New Equity Fund's distribution practices and policies, see the section of this Proxy Statement/Prospectus captioned "Shareholder Information and Services." For The Equity Income Fund, see the section of the Equity Income Fund Prospectus captioned "Shareholder Information."

     Management and Operations. CFSC serves as adviser and distributor to both The Equity Income and The New Equity Funds. Under the terms of an investment advisory agreement between The Catholic Funds and CFSC, CFSC, together with the sub-advisers and subject to the supervision of the board of directors of The Catholic Funds, manages the investment and reinvestment of the Funds' assets, provides the Funds with personnel, facilities and administrative services, and supervises the Funds' daily business affairs. CFSC also formulates and implements a continuous investment program for the Funds consistent with each Fund's investment objectives, policies and restrictions. For providing these services, CFSC receives an annual advisory fee at the rate of 0.80 of 1% of the average daily net assets of The Equity Income Fund, and 0.50 of 1% of the average daily net assets of The New Equity Fund.

     Todd Investment Advisors, Inc. ("Todd") serves as the sub-adviser for The Equity Income Fund. The Western and Southern Life Insurance Company ("Western-Southern") indirectly owns all of the outstanding capital stock of Todd through Western-Southern's investment adviser subsidiary, Fort Washington Investment Advisors, Inc. Curtiss M. Scott, Jr., CFA, is the portfolio manager for The Equity Income Fund. Information about Todd and Mr. Scott is included in the Section of the Equity Income Fund Prospectus captioned, "Management - Sub-Advisers - The Catholic Equity Income Fund." For its services as sub-adviser, Todd receives an annual fee which CFSC pays out of its advisory fee as follows: 0.38 of 1% on the first $10 million of The Equity Income Fund's average daily net assets; 0.35 of 1% on the next $40 million; and 0.30 of 1% on average daily net assets over $50 million.

     Mellon Equity Associates, LLP serves as sub-adviser for The New Equity Fund. Mellon is an independently run, wholly owned subsidiary of Mellon Financial Corporation, organized as a limited liability partnership. The firm became a separate legal entity from the equity management group of the Mellon Bank trust department in January 1987, managing domestic equity accounts for U.S. tax-exempt clients. The equity management group has managed institutional, tax-exempt assets since 1947. The firm's proprietary investment process, developed by its current principal officers, has been used to manage domestic equity accounts for U.S. tax-exempt clients since January 1983. Today, Mellon manages nearly $23 billion in assets for approximately 140 clients.

     Thomas J. Durante, a chartered financial analyst, will manage the day-to-day investment of the assets of The New Equity Fund. Mr. Durante specializes in the management of indexed and enhanced-indexed equity products for Mellon. Before joining Mellon in 2000, Mr. Durante was a controller of funds at Dreyfus Corporation for over 18 years. He earned a Bachelor of Science degree in accounting from Fairfield University.

     From its advisory fees, CFSC pays Mellon a sub-advisory fee for managing the assets of The New Equity Fund at the annual rate of 12 basis points (0.12%) on the first $50 million of the Fund's average daily net assets, and six basis points (0.06%) on the Fund's average daily net assets in excess of $50 million.

     The distribution services that CFSC provides to The New Equity Fund are provided on the same basis and under identical terms and conditions as the distribution services it provides to The Equity Income Fund, and the rule 12b-1 distribution plan and related fees applicable to Class A shares are the same for both Funds. For a description of these arrangements, please refer to the section of this Proxy Statement/Prospectus captioned "Shareholder Information and Services - Distribution Fees" for The New Equity Fund, and to the section of the Equity Income Fund Prospectus captioned "Shareholder Information - Distribution Fees" for The Equity Income Fund.

                                  RISK FACTORS

     In evaluating whether to approve the Plan and invest in The New Equity Fund, shareholders should carefully consider the following summary of comparative risk factors relating to The New Equity Fund and The Equity Income Fund, in addition to the other information set forth in this Proxy Statement/Prospectus.

Market Risk

     Both Funds are subject to market risk, which is the risk that the overall prices of the securities in which they invest will rise and fall over short and even extended periods. The equity markets (and, in the case of The Equity Income Fund, the fixed-income markets as well) tend to move in cycles, and the net asset value of both Funds (and therefore their share prices) will fluctuate with these price changes and market fluctuations. You could lose money investing in either Fund.

Objective Risk

     Both Funds are subject to objective risk, which is the risk that the value of their investments will be affected not only by movements in the market generally, but also by factors that affect the individual securities held in their investment portfolios, such as a company's financial performance, management and business trends. The New Equity Fund also is exposed to the risk that large capitalization stocks in which it invests may trail returns from the overall stock market for short or even extended periods.

Interest Rate and Credit Risk

     The value of the bonds in which The Equity Income Fund Invests will fluctuate based on several factors, but primarily credit quality and interest rate changes. Because The Equity Income Fund primarily will purchase investment-grade bonds, the principal risk associated with its bonds investments is interest rate risk. Interest rate risk is the possibility that rising interest rates will cause declines in the prices of the bonds that The Equity Income Fund holds. Bond prices typically move in the opposite direction of interest rates, with the prices of bonds with longer maturities typically changing more than the prices of those with shorter maturities.

     Non-treasury bonds in which The Equity Income Fund invests are subject to credit risks. Credit risk is the possibility that the borrower of bond proceeds, or the guarantor of the bond, will not be able to make principal and interest payments on a timely basis. Creditworthiness could deteriorate because of general economic conditions, adverse developments that affect the industry in which the borrower conducts its business or adverse developments that affect the borrower's business uniquely.

     Because The New Equity Fund does not invest in bonds and other fixed-income securities, its results are not directly exposed to interest rate and credit risks.

Convertible Securities - Junk Bonds

     Convertible bonds that The Equity Income Fund purchases often are rated below investment grade or are not rated because they fall below debt obligations and just above equity in order of preference on a company's balance sheet. As a result, an issuer with investment-grade, senior debt may offer convertible bonds which are below investment grade (sometimes referred to as junk bonds). Junk bonds in which The Equity Income Fund may invest generally are more vulnerable to default than higher-grade bonds, and are more susceptible to adverse business, financial and economic conditions that reduce the capacity and willingness of borrowers to make scheduled interest and principal payments. The market prices of these convertible bonds may fluctuate more in times of economic uncertainty than is the case for higher-rated bonds. Also, because the bond is convertible into the company's common stock, the market price of the bond tends to rise and fall with the price of the company's common stock. Under some market conditions, this feature can cause the bond's market price to be more erratic than junk bonds generally.

     Because The New Equity Fund does not invest in bonds and other fixed-income securities, it is not exposed to risks associated with investing in convertible securities.

Foreign Securities

     The Equity Income Fund may invest in foreign securities. Foreign securities involve special risks and considerations not typically associated with investing in securities of U.S. companies. These include: fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; and greater difficulties in commencing lawsuits against foreign issuers.

     Because The New Equity Fund invests only in U.S. companies, it is not exposed to these risks.

Securities Selection Risk

     The Equity Income Fund depends on the portfolio manager's ability to select securities that perform well. The Fund is subject to the risk that these selections may not achieve the desired current income and/or appreciation in value, and may even decline in value.

     Because The New Equity Fund is managed passively to conform substantially to the S&P 500 Index, it is not significantly exposed to this risk.

Index Correlation Risk

     The New Equity Fund is exposed to the risk that its performance will not track that of the S&P 500 Index at all times. This is so for a number of reasons. First, the application of The New Equity Fund's sanctity of life exclusionary screen will prevent the adviser from purchasing stocks of all of the companies included in the S&P 500 Index, and the Fund's investment portfolio therefore will not precisely replicate the composition and capitalization weightings of companies included in the S&P 500 Index. Also, The New Equity Fund from time to time will hold uninvested cash. This might occur, for example, when the Fund receives the proceeds of new investments pending the adviser's investment of those proceeds in stocks of the S&P 500 Index. Also, the adviser may from time to time choose to hold uninvested cash to meet anticipated redemptions. In either case, the cash assets will create further deviations between the composition of the Fund's investment portfolio and that of the S&P 500 Index. These deviations in portfolio composition will affect the performance of The New Equity Fund relative to the S&P 500 Index.

     Finally, unlike the S&P 500 Index, The New Equity Fund incurs transaction and operating costs (e.g., brokerage commissions, investment management fees, custodian and transfer agent fees, legal and accounting fees, and the like). These fees and expenses will reduce the total return of the Fund as compared to that of the S&P 500 Index.

Non-Fundamental Investment Objective

     The investment objective of The New Equity Fund is not fundamental. This means that the Fund's investment objective could be changed by action of CFI's Board of Directors, without the consent or approval of the shareholders of the Fund. For example, the Board may find it necessary to change the investment objective of the Fund if the composition of the S&P 500 Index should become so heavily weighted with stocks of companies that the Fund could not hold under its sanctity of life exclusionary policy, the Fund may be unable to construct a portfolio of stocks that reasonably can be expected to track the performance of the S&P 500 Index. Under these circumstances, the Board may find it necessary to modify the investment objective of The New Equity Fund. The Fund would provide shareholders with at least 60 days advanced written notice before making any such change in its investment objective.

          COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES


Investment Objectives

     While the Funds have somewhat different investment objectives, they are both designed for investors who want long-term capital appreciation, can tolerate fluctuations in portfolio value and have no need for current income from their investment in the relevant Fund.

     The New Equity Fund. The New Equity Fund seeks to obtain a total return from dividends and capital gains which is equal to the total return of the S&P 500 Index, less The Fund's operating expenses.

     The Equity Income Fund. The Equity Income Fund seeks both a reasonable level of current income and long-term capital growth.

Principal Strategies

     General. The Equity Income Fund uses an active management style, where the portfolio manager selects individual securities that meet the investment criteria of the Fund to construct a portfolio of dividend-paying stocks with market capitalizations of at least $1.0 billion which exhibit long-term growth potential. This Fund therefore relies on the subjective judgment of the portfolio manager to make prudent selections. For a detailed description of the investment program of The Equity Income Fund, please refer to the section of the Equity Income Fund Prospectus captioned "The Catholic Equity Income Fund."

     The New Equity Fund, on the other hand, uses a passive management strategy. Under this strategy, the portfolio manager attempts to match, as closely as possible, the performance of the S&P 500 Index by holding each stock found in the Index in roughly the same proportion (measured by market capitalization) as represented in the Index itself, subject to the application of the Fund's sanctity of life exclusionary screen. For example, if 3% of the total market capitalization of the S&P 500 Index consisted of the common stock of a particular company, then the Fund generally would invest 3% of its assets in shares of common stock of that company.

     Certain companies included in the S&P 500 Index from time to time may manufacture products or provide services which are inconsistent with the Fund's sanctity of life exclusionary screen, and the Fund will not invest in the common stocks of those companies. Accordingly, the Fund will not fully replicate the Index at all times. Presently there are six companies included in the S&P 500 Index in which the Fund may not invest because of this exclusionary screen. Together those companies comprise less than 2% of the total market capitalization of the S&P 500 Index. To reduce the performance tracking error between the Fund and the S&P 500 Index that will result from the Fund's exclusion of those stocks, the subadviser will use modeling techniques to quantify the tracking error and will rebalance the Fund's portfolio among the remaining Index stocks in an attempt to minimize the tracking error. The adviser does not believe that the application of this exclusionary screen will adversely affect the ability of the Fund to achieve its objective.

     Passive Management. Passive management appeals to many investors for a number of reasons, including the following:

o    Simplicity - it is a straightforward market matching strategy;

o Diversification - broad indices such as the S&P 500 Index cover a wide variety of companies and industries;

o Relative performance predictability - a passively managed fund is expected to move in the same direction - up or down - as its target index;

o Comparatively low cost - passively managed funds do not have many of the expenses of an actively-managed mutual fund, such as research and company visits; and

o Relatively low portfolio turnover rates (assuming the composition of the relevant index remains fairly stable), which reduces transaction costs (brokerage commissions, etc.) and capital gains.

     The performance of a passively managed fund generally will trail the performance of the index it attempts to track. This is true because the mutual fund and its investors incur operating costs and transaction expenses that are not shared by an index. For example, investors may pay sales charges which result in less than all of the price they pay for their mutual fund shares being invested in common stocks of companies included in the index. Investors in The New Equity Fund pay a front-end sales charge for Class A shares at the time of purchase. A sales charge reduces the total return on your investment as compared to a direct investment in stocks.

     Additionally, when a mutual fund invests the cash proceeds it receives from investors in common stocks of companies included in an index, the mutual fund must pay brokerage commissions, which further reduce the amount invested. As the composition of the index changes, the mutual fund must make corresponding adjustments in its holdings, giving rise to additional brokerage commissions. Also, mutual funds incur other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees, director fees and frequently rule 12b-1 service and distribution fees. These fees and expenses reduce the mutual funds total return as compared to the index it attempts to track, because no such costs affect the total return of the index.

     Also, because of liquidity needs, unavoidable delays in immediately investing the proceeds of the sale of fund shares and other constraints under which mutual funds operate, passively managed funds generally need to retain a small portion of their assets in cash or cash equivalents. This inability to be fully invested in index stocks at all times creates further deviations between the composition of a passively managed fund's investment portfolio and the index it attempts to track. The deviations are referred to as tracking error.

     In order to reduce the tracking error between the performance of The New Equity Fund and the S&P 500 Index that results from the Fund holding uncommitted cash from time to time, the sub-adviser may invest the uncommitted cash in shares of publicly traded closed-end funds that hold a portfolio of stocks designed to replicate the S&P 500 Index, such as S&P Depository Receipts, or SPDRs. This practice, known as equitizing cash, facilitates the ability of The New Equity Fund to earn a return on its uncommitted cash which more closely tracks the performance of the S&P 500 Index. Under no circumstances will the sub-adviser purchase the shares of such a closed-end fund if, immediately after doing so, more than 5% of The New Equity Fund's net assets would be invested in shares of any one closed-end fund or if more than 10% of the Fund's net assets would be invested in such closed-end funds in the aggregate.

     As The New Equity Fund increases in size, it may become efficient in the future for it to use exchange-traded index futures contracts to equitize cash, in addition to or in lieu of publicly traded closed end funds. An index futures contract is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time The New Equity Fund enters into and terminates an index futures contract, the Fund may realize a gain or loss. Losses involving index futures contracts can sometimes be substantial, in part because a relatively small price movement in an index futures contract may result in an immediate and substantial loss or gain for The New Equity Fund. The New Equity Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify the gains or losses on an investment. The New Equity Fund may not invest in futures contracts to the extent that doing so would require the Fund to commit more than 5% of its total assets for margin on futures contracts, or if more than 20% of the Fund's total assets would be committed to futures contracts.

     There is a risk of an imperfect correlation between movements in prices of futures contracts on the S&P 500 Index and movements in the value of the S&P 500 Index itself. There is also a possibility that no liquid secondary market will exist for a futures contract that will enable The New Equity Fund to close a futures position prior to its maturity date. The Fund will seek to reduce this liquidity risk by entering into futures contracts on registered security exchanges with an active and liquid secondary market.

     In addition to the holding of uncommitted cash, the application of The New Equity Fund's sanctity of life exclusionary screen also creates deviations between the composition of The New Equity Fund's investment portfolio and the composition of the S&P 500 Index. These mismatches between passively managed funds and the indices that they attempt to track create variances in their relative performances.

     For these reasons, you should expect that the performance of The New Equity Fund will lag that of the S&P 500 Index. In part for this reason, The New Equity Fund compares its gross return (total return before deducting the Fund's operating expenses and transaction costs) to the S&P 500 Index, rather than its net return.

     S&P 500 Index. The S&P 500 Index is an index compiled and maintained by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). The Index consists of 500 stocks chosen by S&P for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding) with each stock's weight in the Index proportionate to its market value.

     While the S&P 500 Index has proven a good measure of large-cap stock performance over time, you should bear in mind that it does not represent the entire U.S. stock market. Historically, the market has gone through cycles where large-cap stocks included in the S&P 500 Index have outperformed and underperformed the broader U.S. stock market. For example, in the mid-to-late 1990's, technology companies experienced rapid growth and comprised an increasing percentage of the S&P 500 Index, exceeding 25% of the Index at various times. The S&P 500 Index experienced significant volatility during this period, much of it attributable to the performance of these technology stocks. For these reasons, while we expect the Fund's performance will closely track that of the S&P 500 Index, you should not expect that the Fund's performance will track that of the broader U.S. equity markets at all times.

     "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of S&P. S&P makes no representation or warranty, implied or expressed, for the shareholders of The New Equity Fund, or any member of the public regarding the advisability of investing in index or other passively managed funds generally, or in The New Equity Fund in particular, or the ability of The New Equity Fund to track general stock market performance. S&P's only relationship to this Fund is the licensing of the S&P 500 Index which is determined, composed and calculated by S&P without regard to this Fund.

Implementation of Catholic Values

     The Equity Income Fund. The Equity Income Fund focuses on three core Catholic values selected by the board of directors of The Catholic Funds for adherence in connection with its investment program. Those values consist of the following:

o Sanctity of Human Life - Human life deserves protection from the moment of conception.

o No Unjust Wars - The indiscriminate destruction of civilians is wrong, even in the course of an otherwise justifiable war.

o Dignity of the Human Person - Every person is entitled to be treated with dignity and justice, because every human being is created in the image and likeness of God.

     The board of directors has adopted guidelines which the adviser uses to identify companies whose products, services and/or business practices are inconsistent with one or more of these core Catholic values, and the adviser refrains from acquiring the securities of those companies for the investment portfolio of The Equity Income Fund. A more detailed description of the implementation of these Catholic Values with respect to The Equity Income Fund is included in the Equity Income Fund Prospectus under the caption "Investment Philosophy Statement."

     The New Equity Fund. In considering the core Catholic values that would be implemented with respect to The New Equity Fund, and given its experience with the application of the exclusionary screens of The Catholic Funds to date, the board of directors determined that it would be prudent to cease screening for the "no unjust wars" principle in the future (following the Reorganization). In coming to this conclusion, the board was cognizant of the global trend toward the reduction in nuclear arms, biological weapons and other weapons of mass and indiscriminant destruction, and the concurrent technological developments that have given rise to more effective precision weapons. Since the commencement of The Catholic Funds, this screen has resulted in the exclusion of only a negligible number of companies from the portfolios of the three existing equity funds. For these reasons, the board has determined that The New Equity Fund will strive to invest its assets in a manner that promotes two important core Catholic values: namely, the sanctity of human life and the dignity of the human person.

     To implement the sanctity of human life value in its investment program, The New Equity Fund will avoid investing in securities of companies that directly participate in abortion.

     With respect to the dignity of the human person, the board has determined to focus on the practices and policies of employers with respect to members of the work force. The board believes the manner in which a company treats its employees is a good measure of the company's attitude toward the dignity of the human person generally. If The New Equity Fund's investment strategy should cause it to invest in securities and obligations of a company or other issuer whose employment and other business practices are substantially inconsistent with the dignity and primacy of the human person, CFSC will engage in advocacy activities designed to influence the company's practices to better reflect and promote the dignity of the human person. Examples of practices that The Catholic Funds and CFSC likely would determine are inconsistent with this principle include, without limitation:

o Not providing a livable wage as dictated by the standards of the particular region;

o    Not providing safe, sanitary or humane working conditions;

o Failing to maintain a board of directors composed of a majority of individuals who are independent of management and free from other material conflicts and personal interests that potentially could compromise their ability and incentive to vigorously promote and protect the interests of the shareholders;

o Not maintaining fair and equitable compensation structures which allow employees at all levels to share financially in the success of the company through stock-option, employee-ownership or other types of programs that benefit all employees; or

o Employing executive compensation systems which overcompensate or unjustly enrich executive management at the expense of shareholders and lower-level employees.

     The board of directors selected these two particular core Catholic values because they are grounded in the very fundamental Catholic value that every person is made in the image and likeness of God. Also, each relates to the protection of innocent victims who have no choice or whose choices are extremely limited under the relevant circumstances, such as unborn children and people who need to earn a living. Finally, the board believes that the adviser can practically and efficiently implement each of these values in making day-to-day investment and advocacy decisions, and that the board effectively can monitor and direct compliance with these values.

     The board of directors may from time to time select different or additional core Catholic values that The New Equity Fund will implement in its investment program. For example, the board of directors may determine to add or substitute a selected core Catholic value in response to official doctrinal statements of the Catholic Church. In any event, the board of directors has the sole and exclusive authority to select the core Catholic values that we will implement in the Funds' investment programs, and to determine the manner in which they will be implemented.

     Because the board of directors views the sanctity of human life as so fundamental to the doctrines of the Catholic Church, the board determined to retain an exclusionary practice with respect to the implementation of this value. However, with respect to the dignity of the human person value, the board of directors determined that an advocacy approach to implementation potentially could have a greater effect. The board determined that an exclusionary practice with respect to this value likely would have little impact on the conduct and behavior of companies, insofar as The New Equity Fund's exclusion of those companies from its investment portfolio likely would go unnoticed. However, a proactive shareholder advocacy approach potentially could cause such companies to reform their offending practices to better comport with the value of the dignity of the human person. Accordingly, the board elected to adopt an advocacy program as a means to implement this value in the investment program of The New Equity Fund.

     The board of directors of The Catholic Funds has adopted policies and procedures designed to implement the selected Catholic values in the investment practices of The New Equity Fund. These procedures delegate to the adviser the day-to-day responsibility for monitoring the Fund's investments to identify any products, services or business practices which are inconsistent with the board's selected Catholic values. The adviser also is responsible to enforce the sanctity of the human life exclusionary screen and to initiate action under the advocacy program. The adviser is subject to the oversight of a Catholic Screen Review Committee appointed by the board, to which management of the adviser reports monthly on the screening and advocacy activities. The adviser and the Catholic Screens Review Committee are both subject to oversight by The Catholic Funds' board of directors, to which they report quarterly.

     The adviser has access to a commercial service which enables it to use application software systems designed to screen companies for various social issues. Using this tool and other available information, the adviser conducts an analysis on each company whose securities are newly added to The New Equity Fund to produce a screening profile on the company. Members of the Catholic Screens Review Committee review these profiles monthly, except for those that the adviser determines raise no issues with respect to the selected Catholic values. If the adviser or the Catholic Screens Review Committee determines that a company participates directly in abortion, that company's securities will not be purchased by The New Equity Fund. If this determination is made after a company's securities already are owned by the Fund, the adviser will direct the subadviser promptly to arrange for the sale of those securities in an orderly fashion. If it is determined that a company engages in practices which are inconsistent with the dignity of the human person, management of the adviser will consider appropriate advocacy actions.

     On an ongoing basis, the adviser monitors the practices and policies of companies in which The New Equity Fund invests by selectively reviewing their annual reports to shareholders, proxy statements and other public communications that they periodically issue. The adviser also monitors news reports and websites oriented to socially responsible investing, and obtains and reviews information from proxy research and voting services firms that it may retain from time to time, as well as information it obtains through membership in one or more organizations that provide information and assistance in connection with shareholder advocacy efforts.

     Advocacy activities that the adviser might initiate include such things as writing letters to management of the relevant companies, encouraging shareholders of The New Equity Fund to do the same, engaging in direct dialog with management of these companies, voting shares of the company held by The New Equity Fund in a manner that promotes the dignity of the human person on relevant matters, submitting shareholder proposals for consideration at annual and special meetings of shareholders either individually or together with other social activists and shareholder groups, participating in or initiating proxy contests for the election of directors, and the like. The adviser also may request companies to provide copies of policies that pertain to the selected Catholic values, and may propose specific questions or conduct surveys pertaining to these Catholic values for response by companies in which The New Equity Fund invests. We cannot provide any assurance that our advocacy efforts will be successful in persuading companies to reform their offending practices. If a company fails to reform its practices as requested, that fact alone will not require The New Equity Fund to dispose of the securities of that company. In fact the Fund may elect to continue to hold those securities, but likely would continue its advocacy efforts. The adviser will pay all costs incurred in connection with these advocacy efforts.

     Investors should bear in mind that we consider only certain core Catholic values when selecting investments for the Funds and when determining whether and what advocacy actions to take. Therefore, it is likely that The New Equity Fund from time to time will own stocks of companies that engage in business and employment activities and practices that may be perceived by some to be inconsistent with important Catholic values other than those described above, and with respect to which we employ no exclusionary policy and take no advocacy actions.

                     APPROVAL OF THE PLAN AND REORGANIZATION

     The board of directors of The Catholic Funds unanimously recommends that the shareholders of The Equity Income Fund vote to approve the Plan and the Reorganization described in the Plan. The board of directors approved the Plan in the belief that it is fair to, and in the best interests of, the shareholders of The Equity Income Fund.

Description of the Plan

     The terms and conditions under which the proposed Reorganization would be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus.

     The Plan contemplates the transfer of substantially all of the assets of The Equity Income Fund, net of its liabilities, to The New Equity Fund in exchange solely for shares of Class A Common Stock of The New Equity Fund, and the immediate pro rata distribution of such shares to the shareholders of The Equity Income Fund. If approved by the shareholders of The Equity Income Fund, the Reorganization would occur on or about [Date?] (the "Closing Date"), or such other date as The Catholic Funds may determine.

     The New Equity Fund would acquire substantially all of the assets of The Equity Income Fund, net of the liabilities, including without limitation all cash, cash equivalents, securities, receivables and other property owned by The Equity Income Fund, but excluding cash and other assets of The Equity Income Fund sufficient to pay all of its accrued but unpaid liabilities as of the Closing Date. The New Equity Fund would not assume any debts, liabilities, obligations or duties of The Equity Income Fund. Rather, The Equity Income Fund will reserve sufficient assets to pay all of its liabilities as of the Closing Date. Such liabilities may include without limitation: (a) amounts owed to shareholders of The Equity Income Fund with respect to capital gains distributions and/or dividends declared but remaining unpaid as of the Closing Date; and (b) accounts payable, taxes and other accrued and unpaid expenses, if any, incurred in the normal operation of the business of The Equity Income Fund up to and including the Closing Date and/or expected to be incurred following the Closing Date in connection with the winding up and dissolution of The Equity Income Fund.

     In consideration for the assets of The Equity Income Fund transferred in the Reorganization, The New Equity Fund would issue to The Equity Income Fund Class A shares of The New Equity Fund having an aggregate net asset value equal to the value of the assets transferred by The Equity Income Fund. The assets of The Equity Income Fund and the per share net asset value of The New Equity Fund shares would be valued as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date. All such valuations would be conducted in accordance with the policies and procedures of The Equity Income Fund and The New Equity Fund.

     On the Closing Date, The Equity Income Fund would distribute pro rata to its shareholders of record the Class A shares of The New Equity Fund received by The Equity Income Fund. Such distribution would be accomplished by opening accounts on the books of The New Equity Fund in the names of shareholders of The Equity Income Fund and by transferring the shares credited to the account of The Equity Income Fund on the books of The New Equity Fund. Each account opened would represent the respective pro rata number of The New Equity Fund shares due to each shareholder of The Equity Income Fund. Fractional shares of The New Equity Fund would be rounded to the nearest thousandth of a share. Each shareholder will receive that number of Class A shares of The New Equity Fund that has an aggregate net asset value equal to the aggregate net asset value of all of the shareholder's shares of The Equity Income Fund.

     Accordingly, every shareholder of The Equity Income Fund would own Class A shares of The New Equity Fund immediately after the Reorganization, the aggregate net asset value of which is expected to be equal to the aggregate net asset value of such shareholder's shares of The Equity Income Fund immediately prior to the Reorganization. Moreover, because The New Equity Fund shares would be issued at net asset value in exchange for the net assets of The Equity Income Fund, and the aggregate value of those assets would equal the aggregate value of The New Equity Fund shares issued in exchange therefor, the net asset value per share of The New Equity Fund would not change as a result of the Reorganization. Thus, the Reorganization would not result in economic dilution to any shareholder of either The Equity Income Fund or The New Equity Fund.

     Prior to the Closing Date, The Equity Income Fund would declare and pay a dividend to its shareholders of record, so that for the short taxable year that ends on the Closing Date, it would have declared an aggregate amount of dividends that: (a) is equal to at least the sum of its respective net capital gain and 90% of its investment company taxable income for such year, and (b) is sufficient to avoid any excise tax for the calendar year in which the Closing Date occurs.

Other Terms

     The consummation of the Reorganization is subject to the conditions precedent set forth in the Plan, including, without limitation, (a) approval of the Reorganization by The Equity Income Fund shareholders; (b) receipt of a legal opinion of Quarles & Brady LLP that the Reorganization will not result in recognition of gain or loss for federal income tax purposes by The New Equity Fund, The Equity Income Fund or The Equity Income Fund shareholders; (c) the Registration Statement on Form N-14 shall have become effective under the Securities Act of 1933, no stop orders suspending the effectiveness thereof shall have been issued with respect thereto, and, to the knowledge of The Catholic Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;
(d) a post-effective amendment to The Catholic Funds' Registration Statement on Form N-1A with respect to The New Equity Fund shall have become effective and shall remain effective as of the Closing Date; and (e) The Catholic Funds shall have received necessary relief from the SEC from certain provisions of The Investment Company Act of 1940 which otherwise would prohibit the completion of the Reorganization on its proposed terms.

     Notwithstanding approval of The Equity Income Fund's shareholders, the Reorganization may be terminated at any time prior to the Closing Date by The Catholic Funds in its discretion, and will be terminated by The Catholic Funds if any of the conditions to Closing are not satisfied on or before the Closing Date.

     Each participant in the Reorganization will bear its own legal, accounting and other related expenses in connection with the Reorganization. However, CFSC has agreed to pay the cost of soliciting the vote of shareholders of The Equity Income Fund on the transactions contemplated in the Agreement, including costs of preparation, printing, and distribution of proxy materials, legal and tax opinions, transfer and stamp taxes, and the costs of printing and distributing prospectus supplements describing such matters, and the fees of Quarles & Brady LLP, The Catholic Funds' legal counsel, in connection with the Reorganization. CFSC also has agreed to pay all costs by The New Equity Fund incurred in connection with the Reorganization, if any.

Background to Reorganization

     Catholic Knights and the other members of the Catholic Fraternal Alliance, through their ownership of CFSC, established The Catholic Funds in 1998 as a means to provide their members with a financially prudent investment program that would adhere to certain core Catholic values. Their plan contemplated that over time The Catholic Funds would include a broad array of mutual funds that members of the Catholic fraternals could use to develop a comprehensive investment program suitable for their needs, and that the availability of The Catholic Funds would attract new members to the Catholic fraternals. The Catholic Fraternal Alliance's plan also anticipated that each member Catholic fraternal eventually would cause many of its agents to become licensed with CFSC to participate in the sale and distribution of shares of The Catholic Funds, and that this sales force would effectively reach all of the members of the Catholic fraternals within the Catholic Fraternal Alliance. The Catholic Fraternal Alliance anticipated that Catholics would be attracted by the opportunity to participate in investment programs with above-average performance and adherence to important core Catholic values.

     The Catholic Fraternal Alliance planned to retain a sub-adviser with expertise and experience in investment management strategies relevant to the investment objective and investment program of each fund. These sub-advisers would manage the investment and reinvestment of each fund's assets on a day-to-day basis. The Catholic Alliance Fraternal and the board of directors of The Catholic Funds believed the use of experienced, well staffed sub-advisers would increase the likelihood that each fund might achieve performance superior to its peers, rather than trying to build those staffing resources at CFSC with respect to each fund.

     To this end, the Catholic Fraternal Alliance, through CFSC, organized and sponsored The Catholic Funds in 1998 with three equity funds, namely The Catholic Equity Income Fund, The Catholic Large-Cap Growth Fund and The Catholic Disciplined Capital Appreciation Fund. In 2000, The Catholic Funds added The Catholic Money Market Fund as an additional series.

     To date, The Catholic Funds, including The Equity Income Fund, have fallen short of the asset growth and asset level projected by the original business plan of CFSC. The small size of The Equity Income Fund puts it at a competitive disadvantage to its peers. This is so because, like all mutual funds, The Equity Income Fund has certain fixed costs, such as accounting fees, legal fees, director fees, and minimum fees for fund accounting, transfer agent, custodial services and other administrative services. When these fixed fees are spread over a small asset base, they result in higher expense ratios as compared to other mutual funds with larger asset sizes. Also, investment management and transaction based fees frequently decline with larger asset sizes, thereby putting small funds at a further competitive disadvantage. While CFSC has been waiving fees and reimbursing expenses so that the annual operating expenses of The Equity Income Fund would not exceed 1.65% of its average daily net assets in any fiscal year, even these measures have been insufficient to bring the expense ratios of The Equity Income Fund into line with its peer group. Moreover, CFSC has indicated that it is not willing to continue to subsidize The Equity Income Fund indefinitely.

     CFSC and the board of directors of The Catholic Funds believe that the failure of The Equity Income Fund to meet its expectations can be attributed to a combination of numerous factors. First, the timing of the startup of The Equity Income Fund has proven unfortunate, given the general decline, high volatility and uncertainty that has characterized the domestic securities market in recent periods. These conditions have made investors apprehensive, and also have made it difficult for CFSC to recruit selling representatives from among the ranks of the Catholic fraternals. Indeed, CFSC's mutual fund sales force is only a fraction of the size anticipated in its business plan. Finally, while the performance of The Equity Income Fund has been acceptable on a relative basis, it is not so outstanding as to attract the attention of the investing public. In short, sales and asset growth have been disappointing, and the board of directors believes it is unlikely that these conditions will improve in the near term.

     Management of CFSC and The Catholic Funds have discussed these matters with the board on a regular basis during recent quarterly meetings of the board. During the summer of 2001, CFSC retained the services of Precision Marketing, a Milwaukee-based professional mutual fund distribution/marketing consulting firm to complete a study on The Catholic Funds and CFSC and to provide recommendations. At a special meeting of the board of directors held on October 26, 2001, CFSC presented the results of Precision Marketing's report and CFSC's recommendations based on that report. The report made several observations regarding CFSC's and The Catholic Funds' growth plan, including the following:

o It appears that, while the members of the Catholic fraternals are attracted to investment products that adhere to core Catholic values, their investment habits do not indicate a strong inclination to confine their entire investment program to those types of products. Accordingly, the concept of The Catholic Funds to build a family of mutual funds sufficient to meet the needs of comprehensive investment programs for all of the members of the Catholic fraternals is potentially unnecessary as a strategy to maximize sales and asset growth.

o The Equity Income Fund and the other two existing equity funds of The Catholic Funds are difficult for selling representatives and investors to differentiate and to understand how they should be used in an overall investment program.

o It is unlikely that, in the near term, CFSC successfully can recruit a mutual fund sales force sufficient to achieve retail sales of shares of The Equity Income Fund that will support asset growth to the point where the Fund will be self-sustaining and achieve a competitive expense ratio. Therefore, it is necessary to consider alternative distribution channels, such as direct sales by CFSC to members of the Catholic fraternals and members of other Catholic groups and sales to Catholic institutions, such as parishes, schools and the like.

o The performance of The Equity Income Fund, while acceptable compared to its peers, is not at a level that attracts the attention of the investing public.

     Based on these and other observations, CFSC developed and presented to the board a new strategic plan, which, among other things, proposed the establishment of The New Equity Fund and the consolidation of all three of the existing equity funds, including The Equity Income Fund, with and into The New Equity Fund. The board discussed the new strategic plan and the reorganization with management of CFSC and The Catholic Funds and a principal of Precision Marketing at the special meeting of the board held on October 26, 2001. The board further considered and unanimously approved the reorganization in principle at its regular quarterly meeting held on November 12, 2001, and approved the sub-adviser for The New Equity Fund and formally approved the Plan, subject to approval by the shareholders of The Equity Income Fund, at a meeting held on February 14, 2002. During those meetings the board reviewed and made inquiries regarding Precision Marketing's report and CFSC's strategic plan, requested and reviewed information about Mellon Equity Associates, asked questions of and received answers from management of Mellon, made inquiries of CFSC regarding the terms of the Reorganization and its benefits to the shareholders of The Equity Income Fund and consulted with legal counsel.

     The board also considered alternatives, including the possibility of liquidating The Equity Income Fund or seeking another mutual fund as a merger partner for The Equity Income Fund. The latter alternative was not viewed as viable, insofar as the possible merger candidates that adhere to Catholic values is extremely limited, and those candidates generally face challenges comparable to or even greater than those presently faced by The Equity Income Fund. The board and CFSC remain committed to provide Catholics with an investment option that adheres to certain core Catholic values, so the board viewed liquidation as an alternative of last resort.

Reasons For The Proposed Reorganization

     The board of directors of The Catholic Funds has unanimously determined that the interest of the shareholders of The Equity Income Fund will not be diluted as a result of the Reorganization, and that the Reorganization is fair to, and in the best interests of, the shareholders of The Equity Income Fund. In reaching this conclusion, the board of directors considered a number of factors, including the following:

(1) The Reorganization of The Equity Income Fund with and into The New Equity Fund and the anticipated concurrent reorganizations of the other two existing equity funds of The Catholic Funds with and into The New Equity Fund will create a single mutual fund with total assets of approximately $17.0 million, which will enhance the ability of The New Equity Fund to be self sustaining and to achieve an expense ratio competitive with its peers.

(2) While the investment objective and program of The New Equity Fund is not the same as that of The Equity Income Fund, the board of directors believes that The New Equity Fund is an appropriate investment for the same type of investors for whom The Equity Income Fund is appropriate, namely, investors who want long-term capital appreciation, can tolerate fluctuations in portfolio value and have no need for current income from their investment in The New Equity Fund.

(3) The New Equity Fund will adhere to two of the three core Catholic values followed by The Equity Income Fund in its investment program. The sanctity of human life will be implemented through an exclusionary screen process identical to that presently employed by The Equity Income Fund. The dignity of the human person value will be implemented through a shareholder advocacy program, as opposed to the exclusionary screen utilized by The Equity Income Fund. The board believes this advocacy approach offers greater potential for The New Equity Fund to influence and possibly reform offending practices and policies of businesses, as opposed to an outright exclusionary policy that likely would go unnoticed by the offending businesses.

(4) The investment objective and passive management style of The New Equity Fund substantially reduces the issue of relative performance that may be hampering the success of The Equity Income Fund.

(5) The multi-class structure of The New Equity Fund increases the potential for asset growth through sales in distribution channels other then the broker-assisted retail channel, including direct sales by CFSC to members of the Catholic fraternals comprising the Catholic Fraternal Alliance and other Catholics, and to institutions such as Catholic parishes, schools and the like.

(6) The advisory fee for The New Equity Fund is lower than the advisory fee for The Equity Income Fund and is in line with advisory fees of other passively managed funds, which should enhance the ability of The New Equity Fund to perform competitively relative to its peers.

(7) The fact that the Reorganization has been structured to be tax-free to shareholders of The Equity Income Fund.

(8) The extensive experience and past performance of Mellon Equity Associates in managing mutual funds and other investment portfolios with a passive management investment strategy under social screens, and in managing index funds based on the S&P 500 Index in particular.

(9) The financial commitment that CFSC has demonstrated to The Catholic Funds over the years, and its assurances to the board of its continued commitment under this new strategic plan, as well as CFSC's stated unwillingness to continue subsidizing The Equity Income Fund indefinitely into the future under the current structure.

(10) The  relative   superiority  of  the  benefits  of  the  Reorganization  to shareholders of The Equity Income Fund as compared to other alternatives.

     The  board  believes  that,  overall,  the  Reorganization  offers a viable solution to further the board's desire to provide shareholders of The Equity Income Fund with an investment option that is appropriate for them from a financial stewardship standpoint, and which offers them the opportunity to invest their savings in a manner that adheres to certain core Catholic values. The board believes that the Reorganization increases the opportunity for future sales and asset growth sufficient for The New Equity Fund to become self sustaining and competitive with its peers. Shorter term, the proposed consolidation in The New Equity Fund of the assets of The Equity Income Fund and of the other two existing equity funds of the Catholic Funds will create a fund with an asset level that should immediately reduce the expense ratio as compared to The Equity Income Fund, and over time should enable shareholders to benefit from economies of scale that potentially will result in an even lower overall expense ratio. There can be no assurance, however, that these economies of scale and lower overall expense ratios will be achieved, or that The New Equity Fund will become competitive and self-sustaining.

Federal Tax Considerations

     The Reorganization is conditional upon receipt by The Catholic Funds of the opinion from Quarles & Brady LLP described below. No rulings have been requested from the Internal Revenue Service with respect to these matters and the opinion of Quarles & Brady LLP is not binding on the Internal Revenue Service or the courts. Additionally, the opinion of Quarles & Brady LLP is based upon various representations and assumptions described therein.

     The opinion is based on the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. No attempt has been made to comment on all federal income tax consequences of the Reorganization that may be relevant to particular holders, including holders that are subject to special rules such as dealers in securities, foreign persons, insurance companies, and tax exempt entities.

     In the opinion of Quarles & Brady LLP, the principal Federal income tax consequences that will result from the Reorganization, under currently applicable law, are as follows: (i) the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and The Equity Income Fund and The New Equity Fund will each be a "party to" the Reorganization within the meaning of
Section 368(b) of the Code; (ii) no gain or loss will be recognized by The Equity Income Fund upon the transfer of substantially all of its assets to The New Equity Fund in exchange solely for Class A shares of The New Equity Fund;
(iii) no gain or loss will be recognized by The New Equity Fund upon its receipt of substantially all of the assets of The Equity Income Fund in exchange solely for shares of The New Equity Fund; (iv) no gain or loss will be recognized by any shareholder of The Equity Income Fund upon the liquidation of The Equity Income Fund and the related surrender of their shares of The Equity Income Fund in exchange for shares of The New Equity Fund; (v) the tax basis of the shares of The New Equity Fund to be received by a shareholder of The Equity Income Fund will be the same as the tax basis of the shares of The Equity Income Fund surrendered in the Reorganization; (vi) the holding period of the shares of The New Equity Fund to be received by a shareholder of The Equity Income Fund will include the holding period for which such shareholder held the shares of The Equity Income Fund exchanged therefor, provided that such shares of The Equity Income Fund are a capital asset in the hands of such shareholder as of the Closing; (vii) The New Equity Fund's basis in the assets acquired from The Equity Income Fund will be the same as the basis of such assets in the hands of The Equity Income Fund immediately prior to the Reorganization; (viii) the holding period of the assets of The Equity Income Fund in the hands of The New Equity Fund will include the period during which such assets were being held by The Equity Income Fund; and (ix) The New Equity Fund will succeed to and take into account as of the Closing Date the items of The Equity Income Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the applicable Treasury Regulations thereunder.

     The foregoing description of the Federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder of The Equity Income Fund. Shareholders of The Equity Income Fund are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

                                 CAPITALIZATION

     The following table shows the capitalization of Class A shares of The Equity Income Fund as of September 30, 2001, and of The New Equity Fund giving effect to the Reorganization and the concurrent reorganizations of the other two existing equity funds of The Catholic Funds, based on the net assets and number of outstanding shares of each of the three existing equity funds of The Catholic Funds, including The Equity Income Fund, as of September 30, 2001.

                             The Catholic       The Catholic Disciplined   The Catholic
                          Equity Income Fund    Capital Appreciation Fund   Large-Cap      The Catholic
                                                                           Growth Fund      Equity Fund
Net assets                    $5,372,776               $4,525,315           $5,276,634      $15,174,725
Net asset value per share       $9.09                     $8.43               $7.91            $8.43
Shares outstanding             590,954                   536,765             666,850         1,789,569

                            OWNERSHIP OF FUND SHARES

     As of December 31, 2001, no person was known to own of record or beneficially 5% or more of the outstanding shares of The Equity Income Fund, other then as set forth below:

    Holder                   Number of Shares   Percentage of Outstanding Shares
    ------                   ----------------   --------------------------------
Catholic Knights               407,495                      69.07%
1100 West Wells Street
Milwaukee, WI 53233

Catholic Order of Foresters     76,769                      13.01%
355 Shuman Boulevard
P.O. Box 3012
Naperville, IL 60566

     Because The New Equity Fund will first commence operations with and following the Reorganization, at December 31, 2001 it had no shares outstanding.

        DESCRIPTION OF SECURITIES TO BE ISSUED AND RIGHTS OF SHAREHOLDERS

     The Catholic Funds is an open-end management investment company incorporated on December 16, 1998 under the laws of the State of Maryland. The Catholic Funds presently offers shares of four separate series or mutual funds, each with its own investment objective, including The Equity Income Fund. The New Equity Fund is a newly designated series of shares of The Catholic Funds which has not yet commenced operations. Both The Equity Income Fund and The New Equity Fund are diversified funds as defined in the 1940 Act.

     The Equity Income Fund offers its shares in a single class, namely Class A Common Stock. These shares of The Equity Income Fund have rights and privileges which are identical to shares of Class A Common Stock of The New Equity Fund.

     The New Equity Fund has three classes of shares of common stock: Class A shares, Class C shares and Class I shares. Shares of a particular class give the holders of those shares an interest only in the assets of that class. In a liquidation of the Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. Shares of a particular class are equal in all respects to the other shares of that class. Each share has one vote and each fractional share has a proportionate fractional vote on each matter presented to that class of shareholders. When the Class A shares of The New Equity Fund to be issued in the Reorganization are issued in accordance with the terms of the Plan, they will be fully paid and non-assessable by The Catholic Funds. Shares may be exchanged as described in this Proxy Statement/Prospectus, but will have no other preference, conversion, exchange or preemptive rights. Neither its Articles of Incorporation, the 1940 Act, Maryland law nor any other authority requires The Catholic Funds to hold any annual or special meeting of shareholders except, under certain circumstances, to amend an investment advisory or sub-advisory agreement or certain fundamental investment restrictions, to elect and remove Directors, to reorganize The Catholic Funds or any series or class thereof and to act upon certain other business matters. With respect to a liquidation, sale of substantially all of a fund's assets, change in a fundamental investment restriction or approval of an investment advisory or sub-advisory agreement, the right to vote is limited to the holders of shares of the particular mutual fund affected by the proposal.

     Unless a shareholder meeting is required by the 1940 Act or other applicable law, The Catholic Funds does not intend to have an annual or special meeting of shareholders. However, as represented to the SEC, The Catholic Funds will call a special meeting of shareholders for the purpose of considering the removal of one or more Directors upon written request from shareholders holding ten percent or more of the outstanding votes of The Catholic Funds, and The Catholic Funds will assist those shareholders in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such a meeting, a quorum of shareholders (constituting one-third of all outstanding shares of The Catholic Funds) has the power to remove one or more Directors with or without cause by the affirmative vote of a majority of all outstanding shares of all series and classes voting together.

                      SHAREHOLDER INFORMATION AND SERVICES

Shareholder Information

     Share Price Calculation. Like The Equity Income Fund, the price at which you purchase and redeem Class A shares of The New Equity Fund is equal to the net asset value (NAV) per share (plus any applicable sales charge in the case of purchases) determined on the effective date of the purchase or redemption. The Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 3:00 p.m. Central Time. We do not calculate the net asset value for the Fund on the days when the NYSE is closed for trading. NAV EQUALS TOTAL ASSETS MINUS LIABILITIES DIVIDED BY NUMBER OF SHARES OUTSTANDING.

     Like The Equity Income Fund, we value securities owned by The New Equity Fund at current market value. For securities with readily available market quotations, we use the quotations to price the security. If a security does not have a readily available quotation, we value the security as determined in good faith in accordance with guidance and policies established by the board of directors. The board of directors approves the use of pricing services to assist us in the determination of net asset values.

     Dividends, Capital Gains and Taxes. This section summarizes some of the consequences under current federal tax law of an investment in The New Equity Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in The New Equity Fund under all applicable tax laws.

     The New Equity Fund will distribute any net investment income annually and will distribute any net realized long or short-term capital gains at least annually. The Fund may also pay a special distribution to comply with federal tax requirements.

     If your account is a taxable account, you will pay tax on dividends and distributions from the Fund whether you receive them in cash or additional shares.

     If you redeem shares of The New Equity Fund or exchange them for shares of The Money Market Fund, any gain on the transaction may be subject to tax.

     The New Equity Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold.

     Federal law requires us to withhold 31% of a shareholder's reportable payments (which include dividends, capital gain distributions and redemption proceeds) for those who have not properly certified that the Social Security or other taxpayer identification number they provided is correct and that he or she is not subject to backup withholding. We do not provide information on state and local tax consequences of owning shares in The New Equity Fund.

Reinvestment of Fund Distributions

     If you have requested that all of your income dividends and/or capital gains distributions on your shares of The Equity Income Fund be reinvested in additional shares of that Fund, we will honor that request with respect to distributions on the Class A shares of The New Equity Fund that you receive in the Reorganization. You will not pay any sales charge on these additional shares. If, on the other hand, you are receiving your distributions on your shares of The Equity Income Fund in cash, you will continue to receive your distributions on the Class A shares of The New Equity Fund that you receive in the Reorganization in cash. As with The Equity Income Fund, when you receive a distribution you may have to pay taxes whether or not you reinvest the distribution or have it paid out to you in cash. If you have requested cash distributions and we cannot locate you, we will reinvest your dividends and other distributions.

Distribution Fees

     The Catholic Funds has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows The New Equity Fund to pay distribution fees for the sale and distribution of its shares and continuing services to shareholder accounts. The Rule 12b-1 fee for Class A shares of The New Equity Fund is computed at the annual rate of 0.25 of 1% of the Fund's average daily net assets, which is the same as the rule 12b-1 fee presently paid by The Equity Income Fund. This fee is for services provided by CFSC, in its capacity as distributor, to existing shareholders. This shareholder servicing fee is a reimbursement fee, meaning that it is paid only to the extent that CFSC, as the distributor, demonstrates it has incurred expenses in servicing shareholders at least equal to the applicable fee. Because this fee is paid on The New Equity Fund's net assets on a continuing basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

Redeeming Your Class A Shares of The New Equity Fund

     In General. You may redeem (sell) the Class A shares of The New Equity Fund that you receive in the Reorganization in the same manner as you presently may sell your shares of The Equity Income Fund. More precisely, you can sell your shares on any business day. When you sell your shares you receive the net asset value per share. If we receive your request in good order before the close of the New York Stock Exchange ("NYSE") (normally 3:00 p.m. Central Time) you will receive that day's price. If we receive your redemption request in good order after the close of the NYSE, or on a holiday, weekend or a day the NYSE is closed, we will process your transaction at the closing price on the next business day. A redemption request is in good order when it contains all account owners' signatures (including signature guarantees when needed) the required information listed below, and any legally required additional information and documentation. You can sell shares by mail, telephone or wire.

     By Mail

     Please include the following in your redemption request:

     o    Name(s) of the account owner(s);

     o    Account number(s);

     o    Amount you want to receive or the number of shares you want to sell;

     o    Tax withholding information, if required, for retirement accounts; and

     o    Signatures of all account owners.

     YOU MUST HAVE YOUR SIGNATURE GUARANTEED FOR WRITTEN SELL ORDERS IF:

     1.   You want to sell shares with a value of more than $25,000;

     2. You want the proceeds sent to an address other than the one listed for your account; or

     3.   You want the check payable to someone other than the account owner(s).

     You can usually obtain a signature guarantee at commercial banks, trust companies or broker-dealers. A SIGNATURE GUARANTEE IS NOT THE SAME AS A NOTARIZED SIGNATURE. Accounts held by a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan may require more documentation.

     REGULAR MAIL

     THE CATHOLIC FUNDS, INC.
     C/O US BANCORP FUND SERVICES, LLC
     P.O.  BOX 701
     MILWAUKEE, WI 53201-0701

     EXPRESS MAIL/PRIVATE DELIVERY

     THE CATHOLIC FUNDS, INC.
     C/O US BANCORP FUND SERVICES, LLC
     THIRD FLOOR
     615 EAST MICHIGAN STREET
     MILWAUKEE, WI 53202

     By Telephone

     To make investing in The New Equity Fund more convenient, as is the case for The Equity Income Fund, you may buy, sell or exchange shares by telephone. We have established reasonable procedures to protect against anyone who attempts to use the telephone service fraudulently. Please be aware, however, that The Catholic Funds, the custodian, the transfer agent or any of their employees will not be liable for losses suffered by you that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures. Once you have made a telephone request you cannot cancel or modify it! During periods of extreme volume caused by dramatic economic or stock market changes, or when the telephone system is not fully functional, you may have difficulty reaching us by telephone and telephone transactions may be difficult to implement at those times. We reserve the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges at any time during such periods.

     The following rules and/or guidelines for selling by telephone apply:

     o    You must call shareholder services toll-free at 1-877-222-2402

     o You must provide a form of personal identification to confirm your identity;

     o    You can sell up to $25,000 worth of shares;

     o The Catholic Funds will mail a check only to the person(s) named on the account registration and only to the address on the account;

     o    Retirement plan accounts are not eligible;

     o You can do only one telephone redemption within any 30-day period for each authorized account;

     o Telephone redemptions are not available if the address on the account has been changed in the preceding 60 days; and

     o If we receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time), you will receive that day's price.

     By Wire

     The following rules and/or guidelines for selling by wire apply:

     o You must have given us written authorization, including the signatures of all the owners of the account, on The Catholic Funds Application that you completed when you opened your account in The Equity Income Fund, or you must complete an Account Change Form;

     o    You can make a wire redemption for any amount;

     o    You pay a $12.00 fee for each wire redemption;

     o We must receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time) for you to receive that day's price; and

     o Wire redemptions may not be available to you for all retirement plan accounts.

     Systematic Withdrawal Plan

     You can have money automatically withdrawn from your account in The New Equity Fund on a regular basis by using our systematic withdrawal plan. The plan allows you to receive funds or pay a bill at regular intervals. If you already have instituted a Systematic Withdrawal Plan with respect to your account in The Equity Income Fund, it automatically will be continued with respect to your account in The New Equity Fund following the Reorganization. The following rules and/or guidelines apply:

     o    You need a minimum of $5,000 in your account to start the plan;

     o    You must withdraw a minimum of $100 monthly;

     o You can select the date(s) on which the money is withdrawn. If you don't select the date(s), we will withdraw the money automatically from your account on the 15th of the month;

     o To start the plan or change the payee(s), you must notify us in writing at least 13 business days prior to the first withdrawal and you must have all account owner(s) sign the appropriate form;

     o To stop or change your plan, you must notify us at least five business days prior to the next withdrawal; and

     o Because of sales charges on Class A shares, you must consider carefully the costs of frequent investments in and withdrawals from your account.

     Closing Small Accounts

     All shareholders in The Catholic Funds share the high cost of maintaining accounts with low balances. To reduce this cost, we reserve the right, subject to legal restrictions, if any, to close an account when, due to a redemption, its value is less than $1,000. This does not apply to retirement plan accounts, automatic investment plans or UGMA/ UTMA accounts. We will notify you in writing before closing any account, and you will have 30 days to add money to bring the balance up to $1,000.

     Reinstatement Privilege for Class A Shares

     As is the case for The Equity Income Fund, you have 60 days after you sell Class A shares of The New Equity Fund to reinvest the dollar amount you redeemed without having to pay another sales charge. You will pay the net asset value per Class A share on the day when you've made your reinstatement and not on the day when you sold your investment. The following rules apply:

     o    You may use this privilege only once per account;

     o You must send a written request and a check for the amount you wish to reinstate to the Fund's transfer agent;

     o The dollar amount you reinstate cannot exceed the dollar amount you sold; and

     o The sale of your Class A shares may be a taxable event despite the reinstatement.

                                  MISCELLANEOUS



     Independent Public Accountants

     The firm of Arthur Andersen LLP provides independent auditing services to all of the mutual funds of The Catholic Funds, including The Equity Income Fund and The New Equity Fund. Arthur Andersen LLP has no direct or indirect financial interest in The Catholic Funds, including either The Equity Income Fund or The New Equity Fund, except for the fees it receives as independent public accountants. No representative of Arthur Andersen LLP is expected to be present at the Meeting.

     Interests of Experts and Counsel

     No expert or counsel named herein has a substantial interest in The Catholic Funds or either of The Equity Income or The New Equity Funds, the Reorganization, or any other transaction contemplated by this Proxy Statement/Prospectus.

     Other Matters

     The board of directors of The Catholic Funds has not been informed and is not aware that any other matter will be brought before the Meeting. However, unless expressly indicated otherwise on the enclosed form of proxy, proxies may be voted with discretionary authority with respect to any other matter that may properly be presented at the Meeting or any adjournment thereof. Shareholders of any mutual fund series of The Catholic Funds wishing to submit proposals for inclusion in a proxy statement and form of proxy for any future shareholder meetings should send their written proposals to the Secretary of The Catholic Funds, 1100 West Wells Street, Milwaukee, Wisconsin 53233.


                                                                      APPENDIX A
                         THE CATHOLIC EQUITY INCOME FUND
                     PLAN OF REORGANIZATION AND LIQUIDATION


     This Plan of Reorganization and Liquidation (this "Plan") is made as of this 7th day of January, 2002, by The Catholic Funds, Inc. ("The Catholic Funds "), on behalf of its two series known as The Catholic Equity Income Fund (the "Equity Income Fund") and The Catholic Equity Fund (the "New Equity Fund").

                                 R E C I T A L S

     WHEREAS, The Catholic Funds: (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; (b) is registered as an open-end, series, management investment company under the Investment Company Act; and (c) currently has designated five separate series or investment portfolios, including the Equity Income Fund and the New Equity Fund;

     WHEREAS, the Reorganization will comprise the transfer of all of the assets of the Equity Income Fund (net of its liabilities) to the New Equity Fund in exchange  for  shares  of  New  Equity  Fund  Class  A  Common  Stock,  and  the
constructive distribution at the Effective Time of such shares to the shareholders of the Equity Income Fund in liquidation of the Equity Income Fund, all upon the terms and conditions set forth in this Plan;

     WHEREAS, this Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, the adoption and performance of this Plan has been authorized by the Board of Directors of The Catholic Funds and, prior to the Closing Date, will have been duly authorized by all other necessary corporate action on the part of The Catholic Funds, including approval by the shareholders of the Equity Income Fund.

                                A G R E E M E N T

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   Definitions

     For purposes of this Plan, the following terms shall have the respective meanings set forth below:

     1.1 "Closing" means the transfer to the New Equity Fund of the assets of the Equity Income Fund (net of its liabilities) against delivery to the Equity Income Fund of the New Equity Fund Shares as described in
          Section 2.1 of this Plan.

     1.2 "Closing Date" means that date selected by The Catholic Funds which is no more than twenty (20) business days after the date on which the last of the conditions precedent to the Reorganization provided in this Plan is satisfied or lawfully waived.

     1.3  "Code" means the Internal Revenue Code of 1986, as amended.

     1.4 "Custodian" means US Bank N.A., acting in its capacity as custodian with respect to the assets of the Equity Income Fund and the New Equity Fund.

     1.5  "Effective Time" means 5:01 p.m. Central Time on the Closing Date.

     1.6 "Equity Income Fund" means The Catholic Equity Income Fund, a designated series of The Catholic Funds.

     1.7 "Equity Income Fund Shareholders" means the holders of record of the issued and outstanding shares of Common Stock of the Equity Income Fund as of the Closing Date.

     1.8 "Equity Income Fund Shareholder Meeting" means a special meeting of the shareholders of the Equity Income Fund to be convened in accordance with applicable law and the Articles of Incorporation and Bylaws of The Catholic Funds to consider and vote upon the approval of this Plan and the transactions contemplated hereby.

     1.9 "Equity Income Fund Shares" means the issued and outstanding shares of Common Stock of the Equity Income Fund.

     1.10 "Excluded Assets" shall have the meaning set forth in Section 2.3 of this Plan.

     1.11 "Investment Company Act" means the Investment Company Act of 1940, as amended, and all of the rules and regulations adopted thereunder by the SEC.

     1.12 "New Equity Fund" means the New Equity Fund, a newly-designated series of The Catholic Funds which will commence operations as of the first business day following the Effective Time.

     1.13 "New Equity Fund Shares" means the shares of Class A Common Stock of the New Equity Fund to be issued pursuant to this Plan, as described in Section 2.1 hereof.

     1.14 "Person" means an individual or a corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, or other entity, as the context requires.

     1.15 "Plan" means this Plan of Reorganization and Liquidation, together with all schedules and exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof.

     1.16 "Reorganization" means the transactions described in and contemplated by this Plan.

     1.17 "Required Equity Income Fund Shareholder Vote" shall have the meaning specified in Section 3.1 of this Plan.

     1.18 "SEC" means the United States Securities and Exchange Commission.

     1.19 "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

     1.20 "The Catholic Funds" means The Catholic Funds, Inc., a corporation which: (a) is duly organized, validly existing and in good standing under the laws of the State of Maryland; (b) is registered as an open-end, series, management investment company under the Investment Company Act; and (c) presently has designated five separate series of its Common Stock, par value $.001 per share, including the Equity Income Fund and the New Equity Fund.

     1.21 "The Catholic Funds Registration Statement" means the Registration Statement on Form N-1A of The Catholic Funds, as amended (1933 Act Reg. No. 333-69803; 1940 Act File No. 09177).

          (a) "Equity Income Fund Prospectus" means the current prospectus relating to the Equity Income Fund which is included in The Catholic Funds Registration Statement, as such Prospectus may be supplemented or amended as of the relevant time of inquiry.

          (b) "New Equity Fund Prospectus" means the current prospectus relating to the New Equity Fund which is included in The Catholic Funds Registration Statement, as such Prospectus may be supplemented or amended as of the relevant time of inquiry.

2.   Reorganization and Liquidation of the Equity Income Fund.

     2.1 Transfer of Equity Income Fund Assets; Issuance of New Equity Fund Shares. At or prior to the Effective Time, all of the assets of the Equity Income Fund, except the Excluded Assets, shall be delivered to the Custodian for the account of the New Equity Fund, in exchange for, and against delivery to the Equity Income Fund at the Effective Time of, that number of shares of Class A Common Stock of the New Equity Fund (including, if applicable, fractional shares rounded to the nearest thousandth of one whole share) (the "New Equity Fund Shares") having an aggregate net asset value equal to the net value of the assets of the Equity Income Fund so delivered, all determined and adjusted as provided in Section 2.2 of this Plan. As of the Effective Time and following delivery of such assets to the Custodian, the New Equity Fund shall receive good and marketable title to such assets free and clear of all liens, security interests, pledges, charges, claims or encumbrances of any and every kind.

     2.2  Computation of Net Asset Value.

          (a) The net asset value of the New Equity Fund Shares and the net value of the assets of the Equity Income Fund transferred pursuant to this Plan shall, in each case, be determined as of the close of business on the New York Stock Exchange on the Closing Date.

          (b) The net asset value of the New Equity Fund Shares shall be computed in accordance with the practices and procedures of the New Equity Fund described in the New Equity Fund Prospectus. Likewise, the value of the assets of the Equity Income Fund to be transferred pursuant to this Plan shall be computed in accordance with the practices and procedures of the Equity Income Fund described in the Equity Income Fund Prospectus.

     2.3 Excluded Assets. There shall be deducted from the assets of the Equity Income Fund described in Section 2.1 all organizational expenses and other assets of the Equity Income Fund that would not have value to the New Equity Fund, as well as cash in an amount estimated by The Catholic Funds to be sufficient to pay all liabilities of the Equity Income Fund accrued and unpaid as of the Effective Time, including without limitation: (a) amounts owed or to be owed to any Equity Income Fund Shareholder, including declared but unpaid dividends and capital gains distributions; (b) accounts payable, taxes and other accrued and unpaid expenses, if any, incurred in the normal operation of the business of the Equity Income Fund up to and including the Closing Date and estimated to be incurred after the Closing Date in connection with winding up the affairs of, and liquidating, the Equity Income Fund; and (c) costs and expenses incurred by the Equity Income Fund in connection with the Reorganization, including preparing and distributing proxy materials, soliciting proxies and holding the Equity Income Fund Shareholder Meeting (together the "Excluded Assets") except to the extent such expenses are borne by Catholic Financial Services Corporation or another party.

     2.4 Closing of Books. The assets of the Equity Income Fund and the per share net asset value of the New Equity Fund Shares shall be valued as of the close of trading on the New York Stock Exchange on the Closing Date. The stock transfer books of the Equity Income Fund shall be permanently closed as of the close of business on the Closing Date, and only requests for the redemption of shares of the Equity Income Fund received in proper form prior to the close of trading on the New York Stock Exchange on the Closing Date shall be accepted by the Equity Income Fund. Redemption requests thereafter received by the Equity Income Fund shall be deemed to be redemption requests for New Equity Fund Shares (assuming that the transactions contemplated by this Plan have been consummated) to be distributed to the Equity Income Fund Shareholders pursuant to this Plan.

     2.5 Declaration of Dividends and Distributions by the Equity Income Fund. On or prior to the Closing Date, the Equity Income Fund will declare a dividend to shareholders of record of the Equity Income Fund as of the date of such dividend declaration so that, for the short taxable year of the Equity Income Fund ending on the date on which it is completely liquidated and discontinued, the Equity Income Fund will have declared an aggregate amount of dividends which: (a) is equal to at least the sum of its net capital gain, if any, (within the meaning of Section 852(b)(3) of the Code) and ninety percent (90%) of its investment company taxable income (determined under Section 852(b)(2) of the Code, but without regard to Section 852(b)(2)(D) of the Code) for such taxable year; and (b) is sufficient to avoid any excise tax on the Equity Income Fund under Section 4982 of the Code for the calendar year in which the Closing Date occurs, provided that the dividends that have been so declared but have not been paid on or before such Closing Date are in fact paid by the Equity Income Fund prior to the end of such calendar year to the shareholders of the Equity Income Fund as of the record date for determining shareholders entitled to receive payment of such dividend.

     2.6 Liquidation. As soon as reasonably practicable after the Closing Date, the Equity Income Fund shall pay or make provisions for all of its debts, liabilities and taxes, and distribute all remaining assets, including the New Equity Fund Shares received by it in the Reorganization and the balance, if any, of the Excluded Assets, to the Equity Income Fund Shareholders, and the Equity Income Fund's status as a designated series of shares of The Catholic Funds shall be terminated.

     2.7 Issuance of New Equity Fund Shares. On the Closing Date, The Catholic Funds shall instruct its transfer agent to record on The Catholic Funds' books and records the pro rata interest of each of the Equity Income Fund Shareholders in the New Equity Fund Shares in the name of such Equity Income Fund Shareholder. All Equity Income Fund Shares then issued and outstanding shall thereupon be canceled on the books of the New Equity Fund. New Equity Fund shall forward a confirmation of such ownership to each of the Equity Income Fund Shareholders. No redemption or repurchase of such New Equity Fund Shares credited to any Equity Income Fund Shareholder in respect of his or her Equity Income Fund Shares which are represented by an unsurrendered stock certificate shall be permitted until such certificate has been surrendered to The Catholic Funds for cancellation, or if such certificate is lost or misplaced, until a lost certificate affidavit has been executed and delivered to The Catholic Funds.

     2.8 Liabilities and Expenses. The New Equity Fund shall not assume any liability of the Equity Income Fund, and the Equity Income Fund shall use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date.

3.   Conditions Precedent to Closing

     The Closing of the Reorganization is subject to the conditions that on or before the Closing Date:

     3.1 Approval of Plan By Shareholders of the Equity Income Fund. The Equity Income Fund Shareholder Meeting shall have been duly called and held in accordance with the provisions of the Investment Company Act, the Maryland General Corporate Law and the Articles of Incorporation and Bylaws of The Catholic Funds, including compliance with the notice and quorum requirements thereunder, and at such meeting the Plan shall have been approved by the affirmative vote of the lesser of (a) 67% or more of the Equity Income Fund Shares present at the Equity Income Fund Shareholder Meeting, if shareholders who are the owners of more than 50% of the Equity Income Fund Shares outstanding and entitled to vote on the Plan at the Equity Income Fund Shareholder Meeting are present at such Meeting in person or by proxy; or (b) more than 50% of the Equity Income Fund Shares outstanding and entitled to vote on approval of the Plan at the Equity Income Fund Shareholder Meeting (the "Required Equity Income Fund Shareholder Vote").

     3.2 No Adverse Actions. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Plan or the transactions contemplated hereby.

     3.3 Consents and Approvals. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities) deemed necessary by The Catholic Funds to permit consummation, in all material respects, of the transactions contemplated hereby, shall have been obtained.

     3.4 Effectiveness of Registration Statement on Form N-14. The Catholic Funds' Registration Statement on Form N-14 to be prepared and filed with the SEC with respect to the New Equity Fund Shares, including the Proxy Statement of the Equity Income Fund soliciting approval of the Plan at the Equity Income Fund Shareholder Meeting constituting a part thereof, shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the knowledge of The Catholic Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     3.5 Continued Effectiveness and Amendment of Registration Statement on Form N-1A.

          (a) The Catholic Funds Registration Statement including the Equity Income Fund Prospectus shall remain effective with the SEC from and after the date of this Agreement and continuing up to and including the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the knowledge of The Catholic Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

          (b) A Post-Effective Amendment to The Catholic Funds Registration Statement shall have been filed by The Catholic Funds to include therein the New Equity Fund Prospectus registering shares of the New Equity Fund to be offered to the public, and such post-effective amendment shall have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of The Catholic Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     3.6 Disposition of Ineligible Investments by New Equity Fund. Immediately following the Closing Date, the New Equity Fund shall sell, liquidate or otherwise dispose of such securities and instruments (or portions thereof) transferred to it in the Reorganization from the Equity Income Fund as and to the extent necessary to enable the New Equity Fund to own or hold all of the remaining securities and instruments so transferred from the Equity Income Fund's investment portfolio without causing a violation of any of the New Equity Fund's investment restrictions or policies; provided that, after taking into account sales of securities and instruments (or portions thereof) by the Equity Income Fund prior to the Reorganization for the purposes of meeting the investment objectives and policies of the New Equity Fund, the New Equity Fund will hold at least 34% of the historic assets of the Equity Income Fund.

     3.7 Declaration of Dividends and Distributions by the Equity Income Fund. Prior to or on the Closing Date, the Equity Income Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Equity Income Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carried forward).

     3.8 Acquisition of Substantially All of the Assets of the Equity Income Fund. The assets of the Equity Income Fund to be acquired by the New Equity Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets of the Equity Income Fund immediately prior to the Reorganization. For these purposes, assets used by the Equity Income Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of the Equity Income Fund's business as an open-end diversified management investment company) after the date of this Agreement shall be included as assets of the Equity Income Fund immediately prior to the Reorganization.

     3.9 Tax Opinion. The Catholic Funds shall have received on or before the Closing Date an opinion of Quarles & Brady LLP regarding the tax consequences of the Reorganization in substantially the form attached as Exhibit 1 attached to this Agreement.

     3.10 Regulatory Relief. The Catholic Funds shall have received from the SEC such exemptive, no-action or other formal or informal relief from the applicable prohibitions of Section 17 under the Investment Company Act as may be necessary to enable The Catholic Funds to consummate the Reorganization consistent with said Section 17.

4.   Expenses

     The Equity Income Fund and the New Equity Fund will bear their respective expenses in connection with the entering into and carrying out the provisions of this Plan; provided, however, it is not expected that the New Equity Fund will incur any expenses; provided further, however, that it is expected that Catholic Financial Services Corporation will bear the expenses of the Equity Income Fund.

5.   Termination

     5.1 By The Catholic Funds. This Plan may be terminated at any time by The Catholic Funds, and will be terminated by The Catholic Funds if any of the conditions precedent to the Reorganization set forth in Article 3 have not been satisfied as of the Closing Date.

     5.2 Effects of Termination. In the event of any such termination, there shall be no liability for damage on the part of either the Equity Income Fund or the New Equity Fund.

6.   Amendment

     This Plan may be amended, modified or supplemented in such manner as The Catholic Funds determines; provided, however, that following approval of the Plan by the Required Equity Income Fund Shareholder Vote, no such amendment may have the effect of changing the provisions for determining the number of New Equity Fund Shares to be issued to the Equity Income Fund Shareholders pursuant to this Plan to the detriment of the Equity Income Fund Shareholders without their further approval.

7.   Miscellaneous

     7.1 Headings. The Article and Section headings contained in this Plan will have reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     7.2 Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, The Catholic Funds' Articles of Incorporation and Bylaws, and the Large-Cap and New Equity Funds Prospectuses.

     IN WITNESS WHEREOF, on the authority of the Board of Directors of The Catholic Funds, this Plan has been executed by its duly authorized officer as of the day and year first written above.

                  BY ORDER OF THE BOARD OF DIRECTORS OF THE CATHOLIC FUNDS, INC. (On Behalf of The Catholic Equity Income and New Equity Funds)



                  By: /s/ Allan G. Lorge
                      -------------------------
                      Allan G. Lorge, President


                            THE CATHOLIC FUNDS, INC.
                         THE CATHOLIC EQUITY INCOME FUND

Revocable Proxy for Special Meeting of Shareholders. This Proxy is Solicited on Behalf of the Board of Directors. The undersigned hereby appoints Daniel Steininger, Allan Lorge or Theodore Zimmer, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of The Catholic Equity Income Fund to be held at ___________, ________________________, ___________________,
Wisconsin  at  ________,  on  ___________________,  2002  or at any  adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement/Prospectus, receipt of which is hereby acknowledged.

Shares listed below represent the total number of shares of The Catholic Equity Income Fund registered in the name printed below.

                                     Dated:  _____________________________, 2002

                               -------------------------------------------------

                               -------------------------------------------------

                                   (Please sign exactly as name appears at left)

(If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

--------------------------------------------------------------------------------

Shares represented by this proxy will be voted as directed by the stockholder. IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.

-------------------------------------------------------------------------------- ---------- ---------- ----------
                                                                                   FOR        AGAINST    ABSTAIN

1. To approve a Plan of Reorganization and Liquidation (the "Plan") providing for (a) the transfer of substantially all of the assets of The Catholic
     Equity Income Fund (net of its liabilities) to The Catholic Equity Fund in exchange solely for shares of The Catholic Equity Fund, followed by (b) the distribution of shares of The Catholic Equity Fund, pro rata, to The
     Catholic  Equity Income Fund  shareholders  in  dissolution of The Catholic
     Equity Income Fund.

2. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting.

--------------------------------------------------------------------------------

                                                            February __, 2002


Dear Shareholder:

     I am writing to you about a matter of primary importance to all shareholders of The Catholic Large-Cap Growth Fund (the "Large-Cap Fund"). We believe it would be in your best interests if the Large-Cap Fund were combined with and become a part of The Catholic Equity Fund (the "Equity Fund"), a newly designated series of The Catholic Funds. In the process, your shares in the Large-Cap Fund would be exchanged for shares of the Equity Fund, and you thereby would become a shareholder of the Equity Fund (the "Reorganization"). Your board of directors is recommending simultaneous consolidations of our other two equity funds, namely The Catholic Equity Income Fund and The Catholic Disciplined Capital Appreciation Fund, into this new Equity Fund.

     The proposed transactions would make it possible for you to enjoy the potential benefits that can arise from owning shares in a larger combined fund, including a potentially lower operating expense ratio, while at the same time allowing you to continue a broad market equity investment that adheres to certain core Catholic values. The transaction would be structured as a tax-free reorganization, meaning that, for federal income tax purposes, you would recognize no gain or loss on the exchange of your shares in the Large-Cap Fund for shares in the Equity Fund.

     The enclosed Proxy Statement/Prospectus describes and seeks your approval of a Plan of Reorganization and Liquidation (the "Plan") that sets forth the terms of the Reorganization. Those materials also describe the similarities and differences between the Large-Cap and Equity Funds. As a result of the Reorganization proposed in the Plan, substantially all of the assets of the Large-Cap Fund would be transferred to the Equity Fund, and you would receive shares of the Equity Fund in exchange for your Large-Cap Fund shares. Immediately following the transfer, we expect that the dollar value of your account will be the same as it was immediately before the transfer. No sales charge would be imposed on this exchange. The board of directors of The Catholic Funds has unanimously approved the transaction for the reasons described in the Proxy Statement/Prospectus.

     This package contains information about the proposal and includes all the material you will need to vote by mail. The current prospectus for the Large-Cap Fund is enclosed for your convenience.

     Attached are answers to questions we anticipate some of you may have. Please read the enclosed Proxy Statement/Prospectus carefully and cast your vote by completing and returning the enclosed proxy card. To help avoid additional expense, be sure to vote promptly. If you have any questions, please call us at 1-877-846-2372. We will be glad to help you.

     Thank you for your consideration and continued support.

                                         Sincerely,


                                         --------------------------
                                         Allan G. Lorge, President


                        IMPORTANT INFORMATION TO HELP YOU
                    UNDERSTAND AND VOTE ON THE REORGANIZATION

     Although you should read the full text of the enclosed Proxy Statement/Prospectus, we hope this brief overview will explain why The Catholic Funds board of directors believes you should vote FOR the Plan of Reorganization and Liquidation (the "Plan") involving the transfer of substantially all of the assets of The Catholic Large-Cap Growth Fund (the "Large-Cap Fund") to The
Catholic Equity Fund (the "Equity Fund"), a newly designated series of The Catholic Funds, Inc. ("The Catholic Funds"), and the exchange of your shares in the Large-Cap Fund for shares of the Equity Fund in a tax-free reorganization (the "Reorganization").

Why has your board of directors decided to recommend the Plan?

     The board unanimously approved the Plan and the Reorganization primarily because it would enable the shareholders of the Large-Cap Fund to own shares of a larger combined fund with a simpler investment strategy, the same sales load and improved fee structure, and because it offers shareholders the opportunity to continue to participate in a broad based equity fund that adheres to certain core Catholic values. In addition, the board believes the combined Equity Fund offers the potential for increased sales and resulting growth in assets through access to multiple distribution channels, which should bring economies of scale and efficiencies that frequently are associated with larger funds. The Reorganization is also intended to be tax-free to the Large-Cap Fund shareholders.

     The board considered alternatives to the Reorganization, including seeking another existing fund as a merger partner for the Large-Cap Fund or simply liquidating the Large-Cap Fund. The board concluded that the Reorganization is the best alternative given the board's commitment, and the dedication of Catholic Financial Services Corporation, the adviser and distributor for the Large-Cap Fund, to provide shareholders with a broad equity investment product that adheres to certain core Catholic values.

What are the anticipated advantages of the Reorganization to shareholders?

     To date, the Large-Cap Fund has not generated sales and asset growth at the level that CFSC anticipated when it started this Fund in May of 1999. For reasons discussed in more detail in the accompanying Proxy Statement/Prospectus, CFSC and the board of The Catholic Funds do not believe that sales will accelerate significantly in the near future under the Large-Cap Fund's current structure. The small size of the Large-Cap Fund puts it a competitive disadvantage with its peers and with alternative investment options. The proposed consolidation of the Large-Cap Fund and the anticipated simultaneous consolidations of The Catholic Funds' other two existing equity funds into the new Equity Fund would result in a significant and immediate increase in the asset size of the consolidated Fund. Also, the Equity Fund has multiple classes of shares designed to facilitate distribution in different channels to reach a broader base of prospective investors. Finally, the Equity Fund will be passively managed to substantially replicate the composition of the S&P 500 Index, which will minimize the Equity Fund's reliance for performance on the subjective judgment and stock selection of the portfolio manager. The board believes the features of this new Equity Fund will appeal to a broader base of investors, will increase the potential for future growth in sales and assets, and will enhance the ability of the Equity Fund to compete more effectively with its peers and with other equity investment alternatives. Most importantly, these benefits will be available to shareholders while the Equity Fund at the same time adheres to certain core Catholic values in its investment program.

Will the Equity Fund adhere to the same Catholic values in the same manner as the Large-Cap Fund?

     Like the Large-Cap Fund, the Equity Fund will adhere to the Catholic value of the sanctity of human life by not investing in the stocks of companies that directly participate in abortion. The Equity Fund also will adhere to the Catholic value of the dignity of the human person. However, rather than avoiding investing in stocks of companies that have business practices or policies that are inconsistent with this value, the adviser instead will initiate shareholder advocacy programs designed to persuade those companies to reform their offending practices and policies. Given the global trend toward the reduction in nuclear arms, biological weapons and other weapons of mass and indiscriminate destruction, and given recent technological developments that have produced more effective precision weapons, the board has concluded that our efforts and resources are best focused on adherence to these two values. Therefore, unlike the Large-Cap Fund, the Equity Fund will not screen for or monitor adherence to the Catholic value of no unjust wars.

Do the Equity Fund's investment objective and policies resemble those of the Large-Cap Fund?

     Both Funds are designed for investors who want long-term capital appreciation, can tolerate fluctuations in portfolio value and have no need for current income from their investment in the Fund. The Large-Cap Fund's objective is long-term capital growth, which it seeks to achieve by investing primarily in high-quality growth stocks of companies with large market capitalizations. The Large-Cap Fund employs an active investment management strategy, which relies on the portfolio manager's subjective judgment to select fast-growing companies with the potential to produce superior, long-term results.

     The investment objective of the Equity Fund is to obtain a total return from dividends and capital gains which is equal to the total return of the S&P 500 Index, less the Fund's operating expenses. Unlike the Large-Cap Fund, the Equity Fund employs a passive investment management strategy to achieve its objective, in which the portfolio manager constructs an investment portfolio that substantially conforms to the composition and market weightings of the stocks of companies included in the S&P 500 Index. Because of the Equity Fund's exclusionary sanctity of human life screen, as well as for other reasons described in more detail in the accompanying Proxy Statement/Prospectus, the Equity Fund's investment portfolio will not precisely match the S&P 500 Index. However, its passive management strategy minimizes reliance on the subjective judgment of the portfolio manager to select and dispose of stocks and other investments. We expect that its performance will closely track that of the S&P 500 Index.

What are the federal tax implications of the Reorganization?

     In order for the Reorganization to be completed, the board of directors of The Catholic Funds must obtain a legal opinion from its counsel that, subject to certain conditions, the transaction will be tax-free for federal income tax purposes to shareholders of the Large-Cap Fund and to each of the Funds. However, you will recognize a capital gain (or loss) if you sell your Large-Cap Fund shares before the Reorganization or if you sell or exchange the Equity Fund shares you receive in the Reorganization.

What will be the size of the Equity Fund after the Reorganization and what impact is that expected to have on the shareholders of the Large-Cap Fund?

     As of December 31, 2001, the net assets of the Large-Cap Fund and the combined net assets of the other two existing equity funds of The Catholic Funds were approximately $6.3 million and $10.7 million, respectively. Accordingly, if the Reorganization of the Large-Cap Fund and the other two existing equity funds into the Equity Fund had occurred on December 31, 2001, the net assets of the combined Equity Fund after the Reorganization would have been approximately $17.0 million. As a result, current shareholders of the Large-Cap Fund may derive benefits such as relatively lower risk and costs that typically are associated with a larger fund with a more diversified portfolio.

How will you determine the number of shares of the Equity Fund that I will receive in the Reorganization?

     As of the opening of trading on the date that the Reorganization is completed, Large-Cap Fund shareholders will receive the number of full and fractional shares of the Equity Fund that is equal in dollar value to the aggregate net asset value of their shares of the Large-Cap Fund on that date. That closing date is expected to be on or about March __, 2002.

Will I have to take any steps to receive shares of the Equity Fund in the Reorganization?

     If the Reorganization is approved by shareholders of the Large-Cap Fund at the meeting and subsequently is completed, you will automatically receive the number of shares of the Equity Fund which you are entitled to receive in exchange for your shares of the Large-Cap Fund. You will not be required to take any steps to receive these shares.

Will I be able to make additional investments in the Equity Fund after the Reorganization?

     You will be free to make additional investments in the Equity Fund after the Reorganization, on the terms generally applicable to purchases of such shares as described in the Equity Fund's then current prospectus.

What if there are not enough votes to reach a quorum by the scheduled date of the special shareholder meeting, or if insufficient votes are received to approve the Reorganization?

     Catholic Knights, the ultimate parent company of Catholic Financial Services Corporation, the adviser and distributor of the Large-Cap Fund, and Catholic Order of Foresters, another fraternal benefit society that is a shareholder of Catholic Financial Services Corporation together hold a majority of all outstanding shares of the Large-Cap Fund. Both organizations have indicated their present intention to vote all of their shares in favor of the Plan and the Reorganization. Therefore, the representation of those organizations' shares at the meeting and their votes in favor of the Plan and Reorganization will be sufficient both to constitute a quorum for the conduct of business at the meeting and for approval of the Plan and the Reorganization.

How many votes am I entitled to cast?

     You are entitled to one vote for each share (and a fractional vote for each fractional share) of the Large-Cap Fund that you owned on the record date. The record date is February __, 2002.

How do I vote my shares?

     Voting is easy. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. If you need any assistance or have any questions concerning the proposal or how to vote your shares, please call The Catholic Funds at (877) 846-2372.

How do I sign the proxy card?

     Individual Accounts:        Shareholders should sign exactly as their names
                                 appear on the account registration shown on the card.

     Joint Accounts:             Both  owners  must  sign exactly as their names
                                 appear in the registration.

     All Other Accounts:         The  person  signing  must  indicate his or her
                                 capacity. For example, a trustee for a trust or other entity should sign, "Jane F. Doe, Trustee."

     This material may be used only when preceded or accompanied by a prospectus. Catholic Financial Services Corporation, distributor.



                       THE CATHOLIC LARGE-CAP GROWTH FUND
                     (A Series of The Catholic Funds, Inc.)

                            THE CATHOLIC EQUITY FUND
                     (A Series of The Catholic Funds, Inc.)

                           PROXY STATEMENT/PROSPECTUS

                               February ___, 2002

     This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of The Catholic Funds, Inc. ("The Catholic Funds" or "CFI") for use at a Special Meeting of Shareholders of The Catholic Large-Cap Growth Fund ("The Large-Cap Fund"), a series of The Catholic Funds, to be held at [time?], Central Time, on [day?], [date?], 2002 at [place?] (the "Meeting"). Proxy materials are being mailed to shareholders of The Large-Cap Fund on or about [date?], 2002.

     The purpose of the Shareholder Meeting is to consider and vote on a Plan of Reorganization and Liquidation (the "Plan") involving The Large-Cap Fund and The Catholic Equity Fund ("The Equity Fund"), another series of The Catholic Funds. A copy of the Plan is attached to this Proxy Statement/Prospectus as Appendix A.

     Pursuant to the Plan, substantially all of the assets of The Large-Cap Fund, net of its liabilities, would be transferred to and acquired by The Equity Fund in exchange solely for shares of common stock of The Equity Fund. Shares of The Equity Fund received by The Large-Cap Fund in the transaction would then be distributed pro-rata to shareholders of The Large-Cap Fund, and The Large-Cap Fund would be liquidated and discontinued as a separate mutual fund portfolio of The Catholic Funds (these transactions are referred to together in this Proxy Statement/Prospectus as the "Reorganization"). For each shareholder of The Large-Cap Fund, it is expected that the dollar value of your account in The Equity Fund immediately after the Reorganization will be the same as the dollar value of your account in The Large-Cap Fund immediately prior to the
Reorganization. The Reorganization is intended to qualify as a tax-free reorganization, meaning that shareholders of The Large-Cap Fund will not recognize any gain or loss through the exchange of their shares in the Reorganization. No sales charge or commission will be imposed upon The Equity Fund shares issued in the Reorganization.

     Similar reorganization transactions affecting the other two existing equity funds of The Catholic Funds, namely The Catholic Equity Income Fund and The
Catholic Disciplined Capital Appreciation Fund, are being recommended for approval by the shareholders of those two funds. Subject to shareholder approval, those two funds will be consolidated with and into The Equity Fund concurrent with the completion of the Reorganization of The Large-Cap Fund with and into The Equity Fund. As a result, The Equity Fund's assets would consist of the combined assets of all three of the existing equity funds of The Catholic Funds. However, the Reorganization of The Large-Cap Fund is not dependent upon the approval and concurrent consolidation of the other two existing equity funds with and into The Equity Fund. Rather, subject to approval by the shareholders of The Large-Cap Fund and the satisfaction of other customary closing conditions to a transaction of this nature, the Reorganization will be completed regardless of whether either or both of the reorganizations affecting the other two existing equity funds are approved and completed.

     The Equity Fund is a newly designated series of The Catholic Funds. The Equity Fund differs from The Large-Cap Fund in several important respects. One such difference relates to the investment objective and program of The Equity Fund. The Equity Fund seeks to obtain a total return from dividends and capital gains which is equal to the total return of the S&P 500 Index, less the Fund's operating expenses. Unlike The Large-Cap Fund, which employs active management strategies with respect to the selection and disposition of the stocks of companies in which it invests, The Equity Fund will employ a passive management strategy. It will invest its assets so as to replicate, as nearly as possible, the composition and market capitalization weightings of the S&P 500 Index, except that The Equity Fund will not invest in the stocks of those companies included on the S&P 500 Index which employ policies and practices that are inconsistent with the sanctity of human life, as determined under guidelines established and monitored by the board of directors of The Catholic Funds. This passive management style differs from that of actively managed funds, such as The Large-Cap Fund, where the manager selects stocks to purchase and sell which are consistent with the objective and investment program of the Fund based on the manager's own judgment.

     Another important way in which The Equity Fund differs from The Large-Cap Fund relates to the core Catholic values and the means of their implementation. Like The Large-Cap Fund, the Equity Fund will avoid investing in companies whose policies and practices are inconsistent with the sanctity of human life.
However, rather than avoiding investment in companies whose policies and practices may be inconsistent with other important Catholic values, The Equity Fund instead will engage in shareholder advocacy activities in an effort to persuade those companies to change their offensive policies and practices. The Equity Fund anticipates that its shareholder advocacy activities will focus principally on policies and practices that affect the dignity of the human person in the workplace. Advocacy activities might include initiating letter writing campaigns to the management of companies in which The Equity Fund invests and/or initiating a dialog with managerial personnel, proposing shareholder resolutions at annual and special meetings of shareholders of the companies in which The Equity Fund invests (perhaps in a cooperative effort with other socially and/or morally responsible investors), participating in proxy campaigns for the election of directors of those companies, and the like.

     The principal executive office of The Catholic Funds is located at 1100 West Wells Street, Milwaukee, Wisconsin 53233, telephone: (877) 846-2372.

     This Proxy Statement/Prospectus sets forth concisely the information that shareholders of The Large-Cap Fund should know before voting on the Plan and the Reorganization. It also constitutes an offering of shares of The Equity Fund. Please read this Proxy Statement/Prospectus carefully and retain it for future reference.

     The Securities and Exchange Commission has not approved or disapproved The Equity Fund shares to be issued in the Reorganization or determined if this Proxy Statement/Prospectus is truthful or complete. If anyone tells you otherwise, they are committing a crime.

     Neither The Catholic Funds nor Catholic Financial Services Corporation is sponsored or endorsed by the Roman Catholic Church, nor has the Church approved or disapproved the shares of The Catholic Funds.

     A Statement of Additional Information, dated February __, 2002, relating to this Proxy Statement/Prospectus (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated herein by reference. Copies of the Reorganization SAI may be obtained without charge by writing to Catholic Financial Services Corporation at 1100 West Wells Street, Milwaukee, Wisconsin 53233, or by calling (877) 222-2402. We will send you a copy of the Reorganization SAI by first class mail within one business day of the date on which we receive your request.

     In addition, the Prospectus of The Large-Cap Fund, dated February 1, 2001 (the "Large-Cap Fund Prospectus"), the Statement of Additional Information of The Catholic Funds, dated February 1, 2001 (which includes information regarding The Large-Cap Fund) (the "Large-Cap Fund SAI"), and the Annual Report of The Catholic Funds for the year ended September 30, 2001 (which includes information regarding The Large-Cap Fund) (the "Large-Cap Fund Annual Report") have been filed with the Commission and are incorporated herein by reference. The Large-Cap Fund Prospectus accompanies this Proxy Statement/Prospectus, and the Large-Cap Fund SAI and the Large-Cap Fund Annual Report may be obtained without charge by writing Catholic Financial Services Corporation at 1100 West Wells Street, Milwaukee, Wisconsin 53233, or by calling (877) 222-2402.

                                TABLE OF CONTENTS
                                                                            Page


AVAILABLE INFORMATION..........................................................1

INTRODUCTION, VOTING INFORMATION AND REQUIREMENTS..............................1

SYNOPSIS ......................................................................4
         Introduction..........................................................4
         The Plan .............................................................5
         Reasons For The Proposed Reorganization...............................5
         Federal Tax Consequences..............................................9
         Comparison of The Large-Cap and The Equity Funds......................9

RISK FACTORS..................................................................16
         Market Risk..........................................................16
         Objective Risk.......................................................17
         Foreign Securities...................................................17
         Stock Selection Risk.................................................17
         Index Correlation Risk...............................................17
         Non-Fundamental Investment Objective.................................18

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES..................18
         Investment Objectives................................................18
         Principal Strategies.................................................18
         Implementation of Catholic Values....................................22

APPROVAL OF THE PLAN AND REORGANIZATION.......................................25
         Description of the Plan..............................................25
         Other Terms..........................................................27
         Background to Reorganization.........................................27
         Reasons For The Proposed Reorganization..............................30
         Federal Tax Considerations...........................................32

CAPITALIZATION................................................................33

OWNERSHIP OF FUND SHARES......................................................33

DESCRIPTION OF SECURITIES TO BE ISSUED AND RIGHTS OF SHAREHOLDERS.............34

SHAREHOLDER INFORMATION AND SERVICES..........................................35
         Shareholder Information..............................................35
         Reinvestment of Fund Distributions...................................36
         Distribution Fees....................................................36
         Redeeming Your Class A Shares of The Equity Fund.....................36

MISCELLANEOUS.................................................................40
         Independent Public Accountants.......................................40
         Interests of Experts and Counsel.....................................40
         Other Matters........................................................40


                              AVAILABLE INFORMATION

     The Catholic Funds has filed with the Commission a Registration Statement on Form N-14 (the "Registration Statement") with respect to the shares of The Equity Fund offered hereby. As permitted by the rules and regulations of the Commission, this Proxy Statement/Prospectus omits certain information, exhibits and undertakings contained in the Registration Statement. Such additional information can be inspected at the principal office of the Commission at 450 Fifth Street N.W., Washington, D.C. 20549, as well as the Commission's regional office at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, IL 60621. Copies of the Registration Statement can be obtained from the Commission at prescribed rates by writing to the Commission at either address. For further information, reference is made to the Registration Statement and to the exhibits attached to it.

     In addition to the above, The Large-Cap Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. Proxy materials, reports and other information about The Large-Cap Fund which are of public record also can be inspected and copied at public reference facilities maintained by the Commission at the addresses shown above. Copies of these materials can be inspected and copied at the Commission's principal and regional offices described above and can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549. The Commission also maintains a Website at http://www.sec.gov that contains certain other publicly available documents about The Catholic Funds, The Large-Cap Fund and The Equity Fund.

     No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus. If any such other information or representations are given or made, they must not be relied upon as having been authorized by The Catholic Funds. This Proxy Statement/Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it would be unlawful to make such offer in such state or jurisdiction.

                INTRODUCTION, VOTING INFORMATION AND REQUIREMENTS

     This Proxy Statement/Prospectus is being furnished to the shareholders of The Large-Cap Fund in connection with the solicitation of proxies by the Board of Directors of The Catholic Funds to be used at a Special Meeting of Shareholders of The Large-Cap Fund to be held on [DAY?], [DATE?], 2002, at [TIME?], Central Time, at [LOCATION?]. At the meeting, shareholders of The Large-Cap Fund will consider and vote on the Plan and the Reorganization described in the Plan pursuant to which The Equity Fund would acquire substantially all of the assets of The Large-Cap Fund, net of its liabilities, in exchange for shares of common stock of The Equity Fund. The shares of The Equity Fund so issued to The Large-Cap Fund would be distributed pro-rata to the shareholders of The Large-Cap Fund. The Large-Cap Fund would be liquidated and discontinued.

     Similar transactions are being proposed for consideration by shareholders of The Catholic Fund's other two equity funds, namely The Catholic Equity Income Fund and The Catholic Disciplined Capital Appreciation Fund, whereby those two funds also would be consolidated with and into The Catholic Equity Fund. However, the Reorganization with respect to The Large-Cap Fund is not dependent upon the approval and concurrent consolidation of those other two equity funds.

     Our mailing of this Proxy Statement/Prospectus and the accompanying proxy card is the principal means by which proxies will be solicited for approval of the Reorganization. Proxies also may be solicited in person, or by telephone or facsimile or, without special compensation, by officers of The Catholic Funds or by officers and employees of Catholic Financial Services Corporation, the investment adviser and distributor for The Large-Cap Fund. Upon request, we will reimburse brokers, dealers, banks and voting trustees or their nominees for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of shares which such persons hold of record. We estimate that the total expenses to be incurred by The Large-Cap Fund in connection with the Reorganization will be approximately $25,000. Catholic Financial Services Corporation has agreed to pay all such expenses.

     Any proxy which is properly executed and returned in time to be voted at the Meeting will be voted in accordance with instructions marked thereon. In the absence of such instructions, the proxy will be voted "FOR" approval of the Plan. The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting or any adjournments thereof. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation to the Secretary of The Catholic Funds or by executing and delivering a later dated proxy to The Catholic Funds or by attending the Meeting in person to vote the shares of The Large-Cap Fund held by such shareholder. The shares of The Large-Cap Fund will be voted as a separate series on approval of the Plan, and holders of shares of the other series of The Catholic Funds will not be entitled to vote on the Reorganization as it relates to The Large-Cap Fund.

     The presence at the meeting, in person or by proxy, of shareholders representing one-third of all outstanding shares of The Large-Cap Fund entitled to vote on the Reorganization constitutes a quorum for the transaction of business. Abstentions and broker non-votes (proxies from brokers or other nominee owners indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary voting power) will be treated as present for purposes of determining the presence or absence of a quorum.

     Approval of the Plan and the Reorganization contemplated by the Plan will require the affirmative vote of "a majority of the outstanding voting securities" of The Large-Cap Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a "majority of the outstanding voting securities" means the lesser of:

          o 67% or more of The Large-Cap Fund's shares present at the Meeting, if shareholders who are the owners of more than 50% of The Large-Cap Fund's outstanding shares are present in person or by proxy; or

          o    More than 50% of The Large-Cap Fund's outstanding shares.

     Accordingly, abstentions and broker non-votes will have the same effect as votes cast against approval of the Plan.

     In the event sufficient votes in favor of the Reorganization are not received by the scheduled time of the Meeting, the persons named as proxies in the enclosed proxy may propose and vote in favor of one or more adjournments of the Meeting regarding the Reorganization to permit further solicitation of proxies without the necessity of further notice. Any such adjournment will require the affirmative vote of a majority of the shares present at the session of the Meeting to be adjourned.

     Shareholders of record of The Large-Cap Fund at the close of business on [RECORD DATE?] (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each such shareholder will be entitled to one vote for each share (and a fractional vote for each fractional share) held by such shareholder on each matter presented at the Meeting. As of the Record Date, there were a total of _____ shares of common stock of The Large-Cap Fund outstanding. Catholic Knights, the ultimate parent company of Catholic Financial Services Corporation, and Catholic Order of Foresters, another fraternal benefit society that is a shareholder of Catholic Financial Services Corporation, together beneficially own and have the right to vote in excess of 50% of all of the presently issued and outstanding shares of common stock of The Large-Cap Fund. Both organizations have indicated their present intentions to vote their shares in favor of approval of the Reorganization. Consequently, subject to any change in the stated intentions of those organizations, shareholder approval of the Reorganization is assured.

     Under Maryland law, shareholders of The Large-Cap Fund will not be entitled to any appraisal or similar rights in connection with the Reorganization contemplated by the Plan. However, shareholders may redeem their shares of The Large-Cap Fund at net asset value prior to the closing of the proposed Reorganization in the manner specified in the Large-Cap Fund Prospectus.

                                    SYNOPSIS

     The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus (including a copy of the Plan attached hereto as Appendix A), as well as the Large-Cap Fund Prospectus, which accompanies this Proxy Statement/Prospectus and is incorporated by reference herein. The Large-Cap Fund Prospectus describes the investment objective and principal strategies of The Large-Cap Fund and provides information about the shareholder fees and operating expenses of, management and other services provided to, and purchases and redemptions of shares of, that Fund. This summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing elsewhere in this Proxy Statement/Prospectus, the Plan and the Large-Cap Fund Prospectus.

Introduction

     Shareholders of The Large-Cap Fund will be asked at the Meeting to approve the Plan and the Reorganization described in the Plan and as described herein. If approved, the Reorganization is expected to be completed as of the opening of business on or about [DATE?], 2002, or such other date as the parties may determine, assuming that all conditions to closing have been satisfied.

     The Equity Fund is a newly designated series of The Catholic Funds. It will first commence business operations upon and following the closing of the Reorganization. Catholic Financial Services Corporation ("CFSC"), a Wisconsin corporation organized in 1994, is the investment adviser and distributor for both The Equity Fund and The Large-Cap Fund. As the adviser, CFSC makes the investment decisions for the Funds. As the distributor, CFSC sells the Funds' shares to investors. The majority of the outstanding stock of CFSC is owned by Catholic Knights Financial Services, Inc., which functions as an administrative holding company and is a wholly-owned subsidiary of Catholic Knights. Catholic Knights is a non-profit, non-stock membership organization, licensed to do business as a fraternal benefit society. The remaining outstanding stock in CFSC is owned by Catholic Order of Foresters (a non-profit, non-stock Illinois fraternal benefit society), Catholic Knights of America (a non-profit, non-stock Missouri fraternal benefit society), and Catholic Union of Texas, The KJT (a Texas fraternal benefit society). These four Catholic fraternals are referred to in this Proxy Statement/Prospectus as the "Catholic Fraternal Alliance."

     Mellon Equity Associates, LLP ("Mellon" or the "sub-adviser") is the sub-adviser for The Equity Fund. Mellon is a wholly owned, independently managed subsidiary of Mellon Financial Corporation, organized as a limited liability partnership. Mellon's principal executive offices are located at 500 Grant St., Suite 4200, Pittsburgh, Pennsylvania 15258.

     CFSC and Mellon are sometimes referred to together herein as the adviser.

The Plan

     The Plan describes the essential terms of the proposed Reorganization and is set forth in full as Appendix A attached to this Proxy Statement/Prospectus. Pursuant to the Plan, substantially all of the assets of The Large-Cap Fund, net of its liabilities, will be transferred to The Equity Fund in exchange solely for the issuance to The Large-Cap Fund of shares of Class A Common Stock of The Equity Fund. The Large-Cap Fund will then immediately make a pro rata distribution to the shareholders of The Large-Cap Fund of the shares of The Equity Fund it receives in that exchange. As a result of the Reorganization, each shareholder of The Large-Cap Fund will receive that number of full and fractional shares of The Equity Fund which is equal in value to the shareholder's pro rata interest in the net assets transferred to The Equity Fund as of the "Valuation Date" (as defined below).

     Shareholders of The Large-Cap Fund will not pay any sales load or sales commissions on the shares of The Equity Fund that they receive in the Reorganization or on the shares of The Large-Cap Fund that they surrender in the Reorganization. Additionally, it is a condition to the closing of the Reorganization that The Catholic Funds receive a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization so qualifies, shareholders of The Large-Cap Fund will not recognize any income, gain or loss for federal income tax purposes as a result of the exchange in the Reorganization of their shares in The Large-Cap Fund for shares of The Equity Fund. For additional information about the tax consequences of the Reorganization see "Approval of the Plan and Reorganization - Federal Tax Considerations" below.

     Contemporaneously with the closing and the distribution of the shares of The Equity Fund to shareholders of The Large-Cap Fund, The Large-Cap Fund will satisfy its liabilities (applying any liquidating assets retained in the Reorganization for such purpose), liquidate and be discontinued as a separate series of The Catholic Funds. Accordingly, the shareholders of The Large-Cap Fund will become shareholders of The Equity Fund. It is expected that the value of each shareholder's account in The Equity Fund immediately after the Reorganization will be the same as the value of that shareholder's account in The Large-Cap Fund immediately prior to the Reorganization.

     Although each party to the Plan will bear its own out-of-pocket expenses, CFSC has agreed to pay all of the expenses incurred by each of the Funds.

     Completion of the Reorganization is subject to a number of conditions which are customary for transactions of this kind, in addition to the receipt of the tax opinion described above.

Reasons For The Proposed Reorganization

     CFSC has served as investment adviser and distributor to all three of the existing equity funds of The Catholic Funds, including The Catholic Equity Income Fund and The Catholic Discipline Capital Appreciation Fund, in addition to The Large-Cap Fund, since their inceptions on May 3, 1999. As of December 31, 2001, these three equity funds had total assets of approximately $17.0 million, reflecting asset growth and investments far below that initially anticipated by CFSC in its business plan when it conceived the three equity funds. CFSC and management of The Catholic Funds attribute the disappointing growth primarily to the volatile, uncertain and declining stock market environment that has persisted in the United States since quite soon after these three equity funds commenced their operations. That market environment made investors reticent to invest in any mutual fund, let alone small, new funds with no long-term performance history such as The Catholic Funds. This also made licensed securities representatives and insurance agents of the Catholic Fraternal Alliance less inclined to become licensed with CFSC in order to market and promote the sale of shares of The Catholic Funds. The lack of a sizeable sales force has further frustrated sales and growth.

     The present small size of The Large-Cap Fund and the other two existing equity funds of The Catholic Funds puts them at a competitive disadvantage with their peers. This is true in part because all mutual funds have certain fixed costs that are spread over all of the assets of the fund, including such things as legal fees, accounting fees, director fees, blue sky qualification fees and the like. These fixed fees cause The Catholic Funds to have higher expense ratios which detract from their investment performance as compared to their larger peers. In order to offset the negative effects of these expenses, CFSC has been waiving fees and reimbursing expenses so that the operating expenses of The Large-Cap Fund would not exceed 1.75% of average daily net assets for any fiscal year, but CFSC is not prepared to continue subsidizing The Large-Cap Fund indefinitely into the future. Accordingly, CFSC has for some time been considering strategic options to increase sales and build assets sufficient to make The Large-Cap Fund viable as a self-sustaining entity. In considering and designing strategic marketing options for The Large-Cap Fund, the paramount requirement of CFSC and management and the board of directors of The Catholic Funds has been the adherence to the principle that Catholic values should remain a differentiating factor between The Catholic Funds and its peers.

     CFSC retained the services of Precision Marketing Partners, LLC ("Precision Marketing"), a Milwaukee, Wisconsin-based financial services sales and marketing firm to help it assess strategic options and to select a distribution strategy to frame and communicate long-term sales and marketing alternatives for The Catholic Funds. Precision Marketing was founded by a group of individuals with many years of successful experience and expertise in marketing mutual funds and distributing their shares. Its chairman and chief executive officer, Ms. Rochelle Lamm, and other members of her management team worked together in former capacities to build and manage several nationally recognized investment management and broker/dealer organizations, including a family of mutual funds sponsored by a fraternal benefit society that today has over $10 billion in assets.

     In a report first presented to the board of directors at a special meeting held on October 26, 2001, Precision Marketing identified a number of factors that have contributed to the lack of sales of The Catholic Funds, including the following:

          o The three existing equity funds of The Catholic Funds have not been perceived by investors as clearly distinguishable investment options. While their investment objectives and investment programs are somewhat different, their implementation has created investment portfolios with significant overlap in stock selection. This creates confusion among investors and selling representatives, thereby frustrating the goal of creating a diverse family of mutual funds.

          o Neither CFSC nor the sub-advisers of the three existing equity funds are household names that attract investors, and the performance of the three existing equity funds, while above average, has not been so outstanding that it alone attracts investors.

          o The sales force of CFSC has not grown as expected and, given the relatively modest universe of insurance agents and securities representatives licensed with the Catholic Fraternal Alliance, it is not likely that CFSC will have sufficient sales representatives in the near future to generate the volume of sales that CFSC projected in its business plan.

     Given these obstacles, Precision Marketing suggested three possible alternatives, namely: liquidate and discontinue all three of the existing equity funds; seek one or more other fund families with mutual funds comparable to The Catholic Funds that might be possible merger partners for the three existing equity funds; or, restructure The Catholic Funds in a manner designed to:

          o    Eliminate  the  confusion  created  by  multiple,  similar  funds through a consolidation of all three equity funds into a core equity fund with an investment program that is easy to understand;

          o Eliminate sub-adviser name recognition and investment performance as competitive issues by adopting a passive management style which tracks a major index, such as the S&P 500 Index;

          o Adopt additional classes of shares with expense structures designed to be attractive for direct marketing programs and wholesaling/ institutional client marketing programs, thereby reducing the reliance on a retail brokerage network for asset growth; and

          o Continue to adhere to selected core Catholic values in the investment program.

     The board of directors of The Catholic Funds held a special meeting on October 26, 2001 at which management of CFSC and The Catholic Funds, together with a principal from Precision Marketing, presented Precision Marketing's report and management's recommendations of the Reorganization based thereon. The board further considered and approved the Reorganization in principle on November 12, 2001, and formally ratified the Plan on February 14, 2002, subject to approval by the shareholders of The Large-Cap Fund. At these meetings, the board of directors requested and reviewed information about the investment objective and program of The Equity Fund and the Catholic values to which The Equity Fund would adhere and the manner in which those Catholic values would be implemented. The board of directors also requested and reviewed information about Mellon and the sub-advisory agreement entered into with Mellon, asked questions of and received answers from management of Mellon, CFSC and management of The Catholic Funds, and made inquiries of CFSC regarding the terms of the Reorganization and its anticipated benefits to the shareholders of The Large-Cap Fund. The board also consulted with The Catholic Funds' legal counsel, and considered alternatives, including the alternatives identified in Precision Marketing's report.

     In approving the Plan, the board considered numerous factors, including:

          o    CFSC's  strong  desire  and  continuing   commitment  to  provide
               Catholics with an attractive, core investment product that enables them to adhere to certain core Catholic values;

          o The unlikelihood of successfully finding a merger partner that would adhere to the Catholic values; and

          o The reasonableness of the proposed Reorganization to address and successfully resolve the factors that have inhibited growth of The Large-Cap Fund, as identified in Precision Marketing's report.

     In addition, in approving the Plan, the board considered numerous other factors, including the investment philosophy, performance, personnel, resources and financial condition of CFSC and Mellon; the nature, quality, scope and cost of advisory services; the differences between The Large-Cap Fund and The Equity Fund in terms of their investment objectives, principal strategies and risks, portfolio management, and fee and expense structure; the selection and method for implementing the Catholic values; the terms of the Plan, including the structure of the Reorganization as a tax-free transaction; and other factors deemed relevant by the board.

     The board believes the reorganization offers the following benefits to the shareholders of The Large-Cap Fund, among others:

          o The continuation of an opportunity to invest in an equity fund that adheres to certain core Catholic values important to them;

          o The elimination of multiple equity investment options that are confusing and somewhat overlapping;

          o A simple, easy to understand passive investment strategy designed to follow the performance of the S&P 500 Index;

          o    A higher potential for future asset growth;

          o    Potential for lower annual fund operating expenses; and

          o Potential for increased portfolio diversification, greater buying power, lower transaction costs and other economies of scale associated with a larger combined fund.

     For these and other reasons, the board of directors of The Catholic Funds, including the directors who are not "interested persons" of The Catholic Funds (as that term is defined in the 1940 Act), has concluded that the Reorganization is fair to, and in the best interests of, the shareholders of The Large-Cap Fund and that their economic interests will not be diluted as a result of the Reorganization.

     The board of directors of The Catholic Funds unanimously recommends that shareholders of The Large-Cap Fund vote FOR approval of the Plan and the Reorganization.

Federal Tax Consequences

     A condition to completion of the Reorganization is the receipt of a legal opinion from Quarles & Brady LLP that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss will be recognized for federal income tax purposes by the shareholders of The Large-Cap Fund or by The Large-Cap Fund or The Equity Fund as a result of the Reorganization. However, it is anticipated that, immediately following the Reorganization, The Equity Fund will adjust the investment portfolio it acquires from The Large-Cap Fund to conform to the S&P 500 Index. We anticipate that The Equity Fund will recognize a net capital loss on the sale of portfolio securities that it acquires in the Reorganization from The Large-Cap Fund.

Comparison of The Large-Cap and The Equity Funds

     Below is a brief comparison of the principal features of The Large-Cap Fund and The Equity Fund. For more detailed information about The Large-Cap Fund, please refer to the Large-Cap Fund Prospectus which accompanies this Proxy Statement/Prospectus.

     Investment Objectives and Principal Strategies

     Summary. Both of The Equity Fund and The Large-Cap Fund are designed for investors who want long-term capital appreciation, can tolerate fluctuations in portfolio value and have no need for current income from the respective Funds. However, these two Funds have somewhat different investment objectives and strive to obtain their objectives through substantially different investment strategies and programs. In terms of their Catholic values, both Funds avoid investing in securities of companies that manufacture products, provide services or engage in business practices which are inconsistent with the sanctity of human life, but there are some differences in other Catholic values adhered to by the Funds and the manner in which they implement those other Catholic values.

     The Large-Cap Fund. The Large-Cap Fund seeks long-term capital growth by investing primarily in high-quality growth stocks of companies with large market capitalizations. To attain this objective, the Fund seeks fast-growing companies with the potential to produce superior, long-term results. The Fund's investments consist primarily of stocks with market capitalizations above $5 billion which have exhibited rapid earnings gains in relation to the average of companies in the S&P 500 Index, and which have superior returns on capital and below-average levels of debt. The Fund typically will be fully invested in equities and, under normal condition, will invest at least 75% of its total assets in the common stocks of companies with large market capitalizations. The Fund has the flexibility to invest in other market capitalizations in various types of domestic securities and in the securities of foreign issuers traded on a U.S. national securities exchange or the NASDAQ national market system.

     The Equity Fund. The Equity Fund seeks to obtain a total return from dividends and capital gains which is equal to the total return of the S&P 500 Index, less the Fund's operating expenses. The Fund attempts to achieve its objective by investing in a portfolio of common stocks that substantially replicates the composition of the S&P 500 Index. When the adviser receives notification of a change in the composition of the Index, the adviser generally makes a corresponding change in the composition of the Fund's investment portfolio.

     Certain companies included in the S&P 500 Index from time to time may manufacture products, provide services or engage in other business practices which are inconsistent with the Fund's Catholic value regarding the sanctity of human life (the "sanctity of life exclusionary screen"), which is described in more detail below. As of the date of this Proxy Statement/Prospectus, less than 2% of the total market capitalization of the S&P 500 Index consisted of stocks of companies that the Fund would exclude by applying this screen. To reduce the performance tracking error between the Fund and S&P 500 Index that will result from the Fund's exclusion of those stocks, the subadviser will use modeling techniques to quantify the tracking error and will rebalance the Fund's portfolio among the remaining Index stocks in an attempt to minimize the tracking error.

     Thus, unlike The Large-Cap Fund, which relies on the judgment and expertise of its managers to select stocks which meet the investment criteria of The Large-Cap Fund and have the potential for superior performance, the adviser passively manages The Equity Fund's investments to conform to the S&P 500 Index, subject to the sanctity of life exclusionary screen. This passive management style reduces the reliance on the portfolio manager's subjective judgment.

     Catholic Values. The Large-Cap Fund adheres to three important Catholic values selected by the board of directors of The Catholic Funds, namely the sanctity of human life, no unjust wars and the dignity of the human person. The Large-Cap Fund will not invest in securities of companies that manufacture products, provide services or engage in other business practices that CFSC determines are inconsistent with any of these three Catholic values, based on guidelines established by the board of directors.

     The Equity Fund focuses on two of these same three Catholic values, namely the sanctity of human life and the dignity of the human person. Like The Large-Cap Fund, The Equity Fund does not invest in securities of companies whose businesses CFSC determines are inconsistent with the sanctity of human life. However, with respect to the dignity of the human person value, rather than excluding those companies from The Equity Fund's investment portfolio, CFSC engages in shareholder advocacy actions designed to persuade such companies to reform their offending business practices and policies to better reflect this important Catholic value. Presently, these advocacy efforts focus on how employers treat members of the work force, which the board believes is likely to be representative of a company's general policy toward issues of human dignity. The board further believes this advocacy approach offers greater potential to persuade companies to reform their practices and policies that offend the dignity of the human person, as opposed to an exclusionary policy that potentially goes unnoticed by management of the offending company. However, because of the extremely fundamental nature of the sanctity of human life value, the board of directors believes it would be inappropriate for The Equity Fund to invest in the securities of companies that do not adhere to this value, even under an advocacy program.

     Risk Factors

     The primary risks of The Large-Cap Fund and The Equity Fund are similar, but not identical. Both experience market risk, which is the risk that common stock prices overall will rise and fall over short and even extended periods. Both also experience objective risk, which is the risk that a Fund's investments will depend not only on the movement of the market in general, but on factors that affect the individual stocks held in the Fund's portfolio, such as a company's financial performance, management and business trends. In addition, there is a risk that the large capitalization stocks included in the Funds' portfolios may trail returns from the overall stock market for short or even extended periods.

     The Large-Cap Fund also is exposed to stock selection risk, which is the risk that the stocks selected by the adviser may not perform as well as other stocks the adviser could select consistent with The Large-Cap Fund's investment program. As a passively managed fund, The Equity Fund is not subject to this same stock selection risk, however it is exposed to the risk that the return on its investment portfolio may not precisely track that of the S&P 500 Index. This risk results from a number of factors that will preclude The Equity Fund's investment portfolio from precisely mirroring the composition of the S&P 500 Index at all times.

     Both Funds also are exposed to the risk that the implementation of their Catholic value exclusionary screens may limit investments available to the Funds as compared to their peers, and the return on the securities that the Funds can purchase may be less than similar securities they might otherwise purchase (or, in the case of The Equity Fund, other securities included in the S&P 500 Index). Finally, because The Large-Cap Fund may invest in foreign securities, it is exposed to special risks associated with investing in foreign securities that are not typically associated with investing in securities of U.S. companies. For a more detailed description of risks associated with investing in The Large-Cap Fund, see the section of the Large-Cap Fund Prospectus captioned "Investment Risks."

     For a more detailed discussion of risks associated with investing in The Equity Fund, see the section of this Proxy Statement/Prospectus captioned "Risk Factors."

     Performance

     The Equity Fund has not yet commenced operations, and therefore has no performance history. However, in the concurrent consolidations of the three existing equity funds of The Catholic Funds into The Equity Fund, The Catholic Disciplined Capital Appreciation Fund will be considered the surviving fund, because its investment program, strategy and portfolio most closely resemble those of The Equity Fund. Accordingly, The Equity Fund will retain and will advertise the performance history of The Catholic Disciplined Capital Appreciation Fund as its own. Please read The Large-Cap Fund Annual Report, which was previously mailed to you, for more information on the performance of The Large-Cap Fund and of The Catholic Disciplined Capital Appreciation Fund through September 30, 2001.

     Size of Funds

     On December 31, 2001, The Large-Cap Fund had an aggregate net asset value of $6.3 million, and the other two existing equity funds of The Catholic Funds had aggregate net assets of $10.7 million, consisting of $5.7 million in The Catholic Equity Income Fund and $5.0 million in The Catholic Disciplined Capital Appreciation Fund. Accordingly, if all three reorganizations had been completed as of that date, The Equity Fund would have had approximately $17.0 million in net assets immediately following those reorganizations.

     Classes of Shares

     The Large-Cap Fund offers only shares of Class A Common Stock, which have a front-end sales charge of up to 4.00% and a Rule 12b-1 distribution fee of 0.25%. The Equity Fund offers three classes of shares, including Class A Common Stock with a sales load structure and 12b-1 fee identical to shares of Class A Common Stock of The Large-Cap Fund. The Equity Fund also offers Class C Common Stock and Class I Common Stock, but will not issue any shares of those classes in connection with the Reorganization. Those Classes of shares have different sales load structures, rule 12b-1 distribution fees and minimum investment requirements as compared to The Equity Fund's Class A Common Stock. The performance of the various classes of shares will vary based on those differences in sales charges and fees.

     Expenses

     The following table compares the fees and expenses that you may pay if you buy and hold shares of Class A Common Stock of The Large-Cap Fund and The Equity Fund. The information for The Equity Fund is estimated by management (based on the assumption that the Reorganization and the concurrent reorganizations of the other two existing equity funds with and into The Equity Fund are completed).


                                                     THE LARGE-CAP FUND      THE EQUITY FUND
Shareholder Fees (fees paid directly from
your investment)

Maximum  Sales  Charge  (Load)  Imposed  on                 4.00%                 4.00%
Purchases  (as  a  percentage  of  offering
price)(1)

Maximum   Deferred   Sales  Charge   (Load)                 None                  None
Imposed on Redemptions  (as a percentage of
original   purchase   price  or  redemption
proceeds, whichever is less)

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Management Fees                                             0.90%                 0.50%

Distribution (12b-1) Fees                                   0.25%                 0.25%

Other Expenses(2)                                           1.50%                 0.75%
                                                            -----                 -----
Total Annual Fund Operating Expenses                        2.65%                 1.50%
                                                            =====                 =====
Less:  Fee Waivers and Expense                              0.90%                 0.55%
Reimbursements(3)                                           -----                 -----

Net Annual Fund Operating Expenses                          1.75%                 0.95%
                                                            =====                 =====
------------------------------------


(1) The maximum initial sales charge for Class A shares of each Fund applies to investments of up to $25,000, and is reduced for larger investments. No initial sales charge will be imposed on shares of The Equity Fund issued to shareholders of The Large-Cap Fund in the Reorganization.

(2) "Other expenses" are based on amounts actually incurred during the fiscal year ended September 30, 2001 for The Large-Cap Fund, and are based on management's estimated amounts for the fiscal year ending September 30, 2002 for The Equity Fund assuming the completion of the Reorganization and the concurrent reorganizations of the other two existing equity funds into The Equity Fund.

(3) CFSC has contractually agreed, for the current fiscal year, to reimburse expenses and waive fees to the extent necessary so that "Annual Total Fund Operating Expenses" will not exceed 1.75% for The Large-Cap Fund and 0.95% for The Equity Fund.

     Example

     The following Example is intended to help you compare the cost of investing in The Large-Cap Fund (and investing in The Equity Fund giving effect to the Reorganization and the concurrent reorganizations of the other two existing equity funds with and into The Equity Fund) with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same (with fee waivers and expense reimbursements for The Large-Cap Fund and The Equity Fund in effect for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                 1 year    3 years      5 years     10 years
                                 ------    -------      -------     --------
The Large-Cap Fund               $571      $1,108       $1,672      $3,200
The Equity Fund(1)               $493      $955
--------------------------

(1) Because The Large-Cap Fund shareholders will not have to pay a sales load on shares of The Equity Fund they receive in the Reorganization, the pro forma expenses they would pay on a $10,000 investment in such shares (and assuming a 5% annual return and redemption at the end of each time period) would be as follows: $493 -1 year and $691 - 3 years. These lower expenses do not reflect any front-end sales load paid at the time of initial investment in the Class A shares of The Large-Cap Fund that shareholders surrender in exchange for Class A shares of The Equity Fund in the Reorganization.

     Sales Charges

     The front-end sales charges imposed on purchases of Class A shares of The Equity Fund are the same as those for shares of The Large-Cap Fund. For a description of those sales charges, please see the section of the Large-Cap Fund Prospectus captioned "How to Invest."

     Minimum Purchases

     The minimum investment amounts to open and to add to an account for Class A shares of The Equity Fund are the same as for The Large-Cap Fund. For a description of those minimum investment amounts, see the section of the Large-Cap Fund Prospectus captioned "How to Invest."

     Redemption Procedures

     The redemption procedures that apply to Class A shares of The Equity Fund are the same as those that apply with respect to the redemption of shares of The Large-Cap Fund. For a description of those redemption procedures, see the section of this Proxy Statement/Prospectus captioned "Shareholder Information and Services - Redeeming Your Class A Shares of The Equity Fund" with respect to The Equity Fund, and the section of the Large-Cap Fund Prospectus captioned "Selling Your Shares" with respect to The Large-Cap Fund.

     Exchanges

     As a shareholder of The Large-Cap Fund, you have exchange privileges among The Catholic Money Market Fund and the other two existing equity funds of The Catholic Funds. Following the Reorganization, and assuming the concurrent reorganization of the other two existing equity funds of The Catholic Funds with and into The Equity Fund, The Catholic Funds will have only two series, namely The Equity Fund and The Catholic Money Market Fund. Therefore, following the Reorganization, exchanges will be available only between those two Funds. Those exchanges will be subject to the same requirements and procedures as presently apply to exchanges between The Large-Cap Fund and The Catholic Money Market Fund. For a detailed description of the requirements and procedures that apply to exchanges among the various funds of The Catholic Funds, please see the section of the Large-Cap Fund Prospectus captioned "Selling Your Shares - Exchange Privilege."

     Other Shareholder Services

     The Equity Fund offers other shareholder services which are the same as those presently offered by The Large-Cap Fund, including purchases and sales by telephone, purchases and sales by wire, automatic investment plans and automatic withdrawal plans. For a detailed description of these shareholder services, please refer to the sections of the Large-Cap Fund Prospectus captioned "How to Invest" and "Selling Your Shares."

     Dividends and Distributions

     Like The Large-Cap Fund, The Equity Fund will distribute any net investment income annually, and will distribute any net realized long or short-term capital gains at least annually. For a more detailed description of The Equity Fund's distribution practices and policies, see the section of this Proxy Statement/Prospectus captioned "Shareholder Information and Services." For The Large-Cap Fund, see the section of the Large-Cap Fund Prospectus captioned "Shareholder Information."

     Management and Operations

     CFSC serves as adviser and distributor to both The Large-Cap and The Equity Funds. Under the terms of an investment advisory agreement between The Catholic Funds and CFSC, CFSC, together with the sub-advisers and subject to the supervision of the board of directors of The Catholic Funds, manages the investment and reinvestment of the Funds' assets, provides the Funds with personnel, facilities and administrative services, and supervises the Funds' daily business affairs. CFSC also formulates and implements a continuous investment program for the Funds consistent with each Fund's investment objectives, policies and restrictions. For providing these services, CFSC receives an annual advisory fee at the rate of 0.90 of 1% of the average daily net assets of The Large-Cap Fund, and 0.50 of 1% of the average daily net assets of The Equity Fund.

     Peregrine Capital Management Inc., a wholly owned subsidiary of Wells Fargo & Company, serves as the sub-adviser for The Large-Cap Growth Fund. John S. Dale, CFA, and Gary Nussbaum, CFA, serve as co-portfolio managers of The Large-Cap Fund. Information about Peregrine Capital Management and Messrs. Dale and Nussbaum is included in the section of the Large-Cap Fund Prospectus captioned "Management - Sub-Advisers - The Catholic Large-Cap Growth Fund." For its services as sub-adviser, Peregrine Capital Management receives an annual fee which CFSC pays out of its advisory fee as follows: 0.50 of 1% on the first $25 million of The Large-Cap Fund's average daily net assets; 0.45 of 1% on the next $25 million of average daily net assets; and 0.40 of 1% on average daily net assets over $50 million.

     Mellon Equity Associates, LLP serves as sub-adviser for The Equity Fund. Mellon is an independently run, wholly owned subsidiary of Mellon Financial
Corporation, organized as a limited liability partnership. The firm became a separate legal entity from the equity management group of the Mellon Bank trust department in January 1987, managing domestic equity accounts for U.S. tax-exempt clients. The equity management group has managed institutional, tax-exempt assets since 1947. The firm's proprietary investment process, developed by its current principal officers, has been used to manage domestic equity accounts for U.S. tax-exempt clients since January 1983. Today, Mellon manages nearly $23 billion in assets for approximately 140 clients.

     Thomas J. Durante, a chartered financial analyst, will manage the day-to-day investment of the assets of The Equity Fund. Mr. Durante specializes in the management of indexed and enhanced-indexed equity products for Mellon. Before joining Mellon in 2000, Mr. Durante was a controller of funds at Dreyfus Corporation for over 18 years. He earned a Bachelor of Science degree in accounting from Fairfield University.

     From its advisory fees, CFSC pays Mellon a sub-advisory fee for managing the assets of The Equity Fund at the annual rate of 12 basis points (0.12%) on the first $50 million of the Fund's average daily net assets, and six basis points (0.06%) on the Fund's average daily net assets in excess of $50 million.

     The distribution services that CFSC provides to The Equity Fund are provided on the same basis and under identical terms and conditions as the distribution services it provides to The Large-Cap Fund, and the rule 12b-1 distribution plan and related fees applicable to Class A shares are the same for both Funds. For a description of these arrangements, please refer to the section of this Proxy Statement/Prospectus captioned "Shareholder Information and Services - Distribution Fees" for The Equity Fund, and to the section of the Large-Cap Fund Prospectus captioned "Shareholder Information - Distribution Fees" for The Large-Cap Fund.

                                  RISK FACTORS

     In evaluating whether to approve the Plan and invest in The Equity Fund, shareholders should carefully consider the following summary of comparative risk factors relating to The Equity Fund and The Large-Cap Fund, in addition to the other information set forth in this Proxy Statement/Prospectus. The risks associated with investing in The Equity Fund are similar to the risks associated with investing in The Large-Cap Fund in that both Funds invest in equity securities of larger-sized companies, although there are some differences as well.

Market Risk

     Both Funds are subject to market risk, which is the risk that the overall prices of the common stocks in which they invest will rise and fall over short and even extended periods. The equity markets tend to move in cycles, and the net asset value of both Funds (and therefore their share prices) will fluctuate with these price changes and market fluctuations. You could lose money investing in either Fund.

Objective Risk

     Both Funds also are subject to objective risk, which is the risk that the value of their investments will be affected not only by movements in the stock market generally, but also by factors that affect the individual stocks held in their investment portfolios, such as a company's financial performance, management and business trends. There also is a risk that large capitalization stocks in which these two Funds invest may trail returns from the overall stock market for short or even extended periods.

Foreign Securities

     The Large-Cap Fund may invest in foreign securities. Foreign securities involve special risks and considerations not typically associated with investing in securities of U.S. companies. These include: fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; and greater difficulties in commencing lawsuits against foreign issuers.

     Because The Equity Fund invests only in U.S. companies, it is not exposed to these risks.

Stock Selection Risk

     The Large-Cap Fund depends on the adviser's and sub-adviser's ability to select stocks that perform well. The Fund is subject to the risk that these stock selections may not achieve the desired appreciation in value, and may even decline in value.

     Because The Equity Fund is managed passively to conform substantially to the S&P 500 Index, it is not significantly exposed to this risk.

Index Correlation Risk

     The Equity Fund is exposed to the risk that its performance will not track that of the S&P 500 Index at all times. This is so for a number of reasons. First, the application of The Equity Fund's sanctity of life exclusionary screen will prevent the adviser from purchasing stocks of all of the companies included in the S&P 500 Index, and the Fund's investment portfolio therefore will not precisely replicate the composition and capitalization weightings of companies included in the S&P 500 Index. Also, The Equity Fund from time to time will hold uninvested cash. This might occur, for example, when the Fund receives the proceeds of new investments pending the adviser's investment of those proceeds in stocks of the S&P 500 Index. Also, the adviser may from time to time choose to hold uninvested cash to meet anticipated redemptions. In either case, the cash assets will create further deviations between the composition of the Fund's investment portfolio and that of the S&P 500 Index. These deviations in portfolio composition will affect the performance of The Equity Fund relative to the S&P 500 Index.

     Finally, unlike the S&P 500 Index, The Equity Fund incurs transaction and operating costs (e.g., brokerage commissions, investment management fees, custodian and transfer agent fees, legal and accounting fees, and the like). These fees and expenses will reduce the total return of the Fund as compared to that of the S&P 500 Index.

Non-Fundamental Investment Objective

     The investment objective of The New Equity Fund is not fundamental. This means that the Fund's investment objective could be changed by action of CFI's Board of Directors, without the consent or approval of the shareholders of the Fund. For example, the Board may find it necessary to change the investment objective of the Fund if the composition of the S&P 500 Index should become so heavily weighted with stocks of companies that the Fund could not hold under its sanctity of life exclusionary policy, the Fund may be unable to construct a portfolio of stocks that reasonably can be expected to track the performance of the S&P 500 Index. Under these circumstances, the Board may find it necessary to modify the investment objective of The Equity Fund. The Fund would provide shareholders with at least 60 days advanced written notice before making any such change in its investment objective.

          COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

Investment Objectives

     While the Funds have somewhat different investment objectives, they are both designed for investors who want long-term capital appreciation, can tolerate fluctuations in portfolio value and have no need for current income from their investment in the relevant Fund.

     The Equity Fund. The Equity Fund seeks to obtain a total return from dividends and capital gains which is equal to the total return of the S&P 500 Index, less The Fund's operating expenses.

     The Large-Cap Fund. The Large-Cap Fund seeks long-term capital growth by investing primarily in high-quality growth stocks of companies with large market capitalizations.

Principal Strategies

     General.   Both  Funds   generally   invest  in  common   stocks  of  large
capitalization companies. The Large-Cap Fund uses an active management style, where the portfolio manager selects individual stocks that meet the investment criteria of the Fund to construct a portfolio that the manager believes will outperform the market over time. This Fund therefore relies on the subjective judgment of the portfolio manager to make prudent selections. For a detailed description of the investment program of The Large-Cap Fund, please refer to the section of the Large-Cap Fund Prospectus captioned "The Catholic Large-Cap Growth Fund."

     The Equity Fund, on the other hand, uses a passive management strategy. Under this strategy, the portfolio manager attempts to match, as closely as possible, the performance of the S&P 500 Index by holding each stock found in the Index in roughly the same proportion (measured by market capitalization) as represented in the Index itself, subject to the application of the Fund's sanctity of life exclusionary screen. For example, if 3% of the total market capitalization of the S&P 500 Index consisted of the common stock of a particular company, then the Fund generally would invest 3% of its assets in shares of common stock of that company.

     Certain companies included in the S&P 500 Index from time to time may manufacture products or provide services which are inconsistent with the Fund's sanctity of life exclusionary screen, and the Fund will not invest in the common stocks of those companies. Accordingly, the Fund will not fully replicate the Index at all times. Presently there are six companies included in the S&P 500 Index in which the Fund may not invest because of this exclusionary screen. Together those companies comprise less than 2% of the total market capitalization of the S&P 500 Index. To reduce the performance tracking error between the Fund and the S&P 500 Index that will result from the Fund's exclusion of those stocks, the subadviser will use modeling techniques to quantify the tracking error and will rebalance the Fund's portfolio among the remaining Index stocks in an attempt to minimize the tracking error. The adviser does not believe that the application of this exclusionary screen will adversely affect the ability of the Fund to achieve its objective.

     Passive Management. Passive management appeals to many investors for a number of reasons, including the following:

          o    Simplicity - it is a straightforward market matching strategy;

          o Diversification - broad indices such as the S&P 500 Index cover a wide variety of companies and industries;

          o Relative performance predictability - a passively managed fund is expected to move in the same direction - up or down - as its target index;

          o Comparatively low cost - passively managed funds do not have many of the expenses of an actively-managed mutual fund, such as research and company visits; and

          o Relatively low portfolio turnover rates (assuming the composition of the relevant index remains fairly stable), which reduces transaction costs (brokerage commissions, etc.) and capital gains.

     The performance of a passively managed fund generally will trail the performance of the index it attempts to track. This is true because the mutual fund and its investors incur operating costs and transaction expenses that are not shared by an index. For example, investors may pay sales charges which result in less than all of the price they pay for their mutual fund shares being invested in common stocks of companies included in the index. Investors in The Equity Fund pay a front-end sales charge for Class A shares at the time of purchase. A sales charge reduces the total return on your investment as compared to a direct investment in stocks.

     Additionally, when a mutual fund invests the cash proceeds it receives from investors in common stocks of companies included in an index, the mutual fund must pay brokerage commissions, which further reduce the amount invested. As the composition of the index changes, the mutual fund must make corresponding adjustments in its holdings, giving rise to additional brokerage commissions. Also, mutual funds incur other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees, director fees and frequently rule 12b-1 service and distribution fees. These fees and expenses reduce the mutual funds total return as compared to the index it attempts to track, because no such costs affect the total return of the index.

     Also, because of liquidity needs, unavoidable delays in immediately investing the proceeds of the sale of fund shares and other constraints under which mutual funds operate, passively managed funds generally need to retain a small portion of their assets in cash or cash equivalents. This inability to be fully invested in index stocks at all times creates further deviations between the composition of a passively managed fund's investment portfolio and the index it attempts to track. These deviations are referred to as tracking error.

     In order to reduce the tracking error between the performance of The Equity Fund and the S&P 500 Index that results from the Fund holding uncommitted cash from time to time, the sub-adviser may invest the uncommitted cash in shares of publicly traded closed-end funds that hold a portfolio of stocks designed to replicate the S&P 500 Index, such as S&P Depository Receipts, or SPDRs. This practice, known as equitizing cash, facilitates the ability of The Equity Fund to earn a return on its uncommitted cash which more closely tracks the performance of the S&P 500 Index. Under no circumstances will the sub-adviser purchase the shares of such a closed-end fund if, immediately after doing so, more than 5% of The Equity Fund's net assets would be invested in shares of any one closed-end fund or if more than 10% of the Fund's net assets would be invested in such closed-end funds in the aggregate.

     As The Equity Fund increases in size, it may become efficient in the future for it to use exchange-traded index futures contracts to equitize cash, in addition to or in lieu of publicly traded closed end funds. An index futures contract is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time The New Equity Fund enters into and terminates an index futures contract, the Fund may realize a gain or loss. Losses involving index futures contracts can sometimes be substantial, in part because a relatively small price movement in an index futures contract may result in an immediate and substantial loss or gain for The Equity Fund. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify the gains or losses on an investment. The Equity Fund may not invest in futures contracts to the extent that doing so would require the Fund to commit more than 5% of its total assets for margin on futures contracts, or if more than 20% of the Fund's total assets would be committed to futures contracts.

     There is a risk of an imperfect correlation between movements in prices of futures contracts on the S&P 500 Index and movements in the value of the S&P 500 Index itself. There is also a possibility that no liquid secondary market will exist for a futures contract that will enable The Equity Fund to close a futures position prior to its maturity date. The Fund will seek to reduce this liquidity risk by entering into futures contracts on registered security exchanges with an active and liquid secondary market.

     In addition to the holding of uncommitted cash, the application of The Equity Fund's sanctity of life exclusionary screen also creates deviations between the composition of The Equity Fund's investment portfolio and the composition of the S&P 500 Index. These mismatches between passively managed funds and the indices that they attempt to track create variances in their relative performances.

     For these reasons, you should expect that the performance of The Equity Fund will lag that of the S&P 500 Index. In part for this reason, The Equity
Fund compares its gross return (total return before deducting the Fund's operating expenses and transaction costs) to the S&P 500 Index, rather than its net return.

     S&P 500 Index. The S&P 500 Index is an index compiled and maintained by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). The Index consists of 500 stocks chosen by S&P for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding) with each stock's weight in the Index proportionate to its market value.

     While the S&P 500 Index has proven a good measure of large-cap stock performance over time, you should bear in mind that it does not represent the entire U.S. stock market. Historically, the market has gone through cycles where large-cap stocks included in the S&P 500 Index have outperformed and underperformed the broader U.S. stock market. For example, in the mid-to-late 1990's, technology companies experienced rapid growth and comprised an increasing percentage of the S&P 500 Index, exceeding 25% of the Index at various times. The S&P 500 Index experienced significant volatility during this period, much of it attributable to the performance of these technology stocks. For these reasons, while we expect the Fund's performance will closely track that of the S&P 500 Index, you should not expect that the Fund's performance will track that of the broader U.S. equity markets at all times.

     "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of S&P. S&P makes no representation or warranty, implied or expressed, for the shareholders of The Equity Fund, or any member of the public regarding the advisability of investing in index or other passively managed funds generally, or in The Equity Fund in particular, or the ability of The Equity Fund to track general stock market performance. S&P's only relationship to this Fund is the licensing of the S&P 500 Index which is determined, composed and calculated by S&P without regard to this Fund.

Implementation of Catholic Values

     The Large-Cap Fund. The Large-Cap Fund focuses on three core Catholic values selected by the board of directors of The Catholic Funds for adherence in connection with its investment program. Those values consist of the following:

          o Sanctity of Human Life - Human life deserves protection from the moment of conception.

          o No Unjust Wars - The indiscriminate destruction of civilians is wrong, even in the course of an otherwise justifiable war.

          o Dignity of the Human Person - Every person is entitled to be treated with dignity and justice, because every human being is created in the image and likeness of God.

     The board of directors has adopted guidelines which the adviser uses to identify companies whose products, services and/or business practices are inconsistent with one or more of these core Catholic values, and the adviser refrains from acquiring the securities of those companies for the investment portfolio of The Large-Cap Fund. A more detailed description of the implementation of these Catholic Values with respect to The Large-Cap Fund is included in the Large-Cap Fund Prospectus under the caption "Investment Philosophy Statement."

     The Equity Fund. In considering the core Catholic values that would be implemented with respect to The Equity Fund, and given its experience with the application of the exclusionary screens of The Catholic Funds to date, the board of directors determined that it would be prudent to cease screening for the "no unjust wars" principle in the future (following the Reorganization). In coming to this conclusion, the board was cognizant of the global trend toward the reduction in nuclear arms, biological weapons and other weapons of mass and indiscriminant destruction, and the concurrent technological developments that have given rise to more effective precision weapons. Since the commencement of The Catholic Funds, this screen has resulted in the exclusion of only a negligible number of companies from the portfolios of the three existing equity funds. For these reasons, the board has determined that The Equity Fund will strive to invest its assets in a manner that promotes two important core Catholic values: namely, the sanctity of human life and the dignity of the human person.

     To implement the sanctity of human life value in its investment program, The Equity Fund will avoid investing in securities of companies that directly participate in abortion.

     With respect to the dignity of the human person, the board has determined to focus on the practices and policies of employers with respect to members of the work force. The board believes the manner in which a company treats its employees is a good measure of the company's attitude toward the dignity of the human person generally. If The Equity Fund's investment strategy should cause it to invest in securities and obligations of a company or other issuer whose employment and other business practices are substantially inconsistent with the dignity and primacy of the human person, CFSC will engage in advocacy activities designed to influence the company's practices to better reflect and promote the dignity of the human person. Examples of practices that The Catholic Funds and CFSC likely would determine are inconsistent with this principle include, without limitation:

          o Not providing a livable wage as dictated by the standards of the particular region;

          o    Not providing safe, sanitary or humane working conditions;

          o Failing to maintain a board of directors composed of a majority of individuals who are independent of management and free from other material conflicts and personal interests that potentially could compromise their ability and incentive to vigorously promote and protect the interests of the shareholders;

          o Not maintaining fair and equitable compensation structures which allow employees at all levels to share financially in the success of the company through stock-option, employee-ownership or other types of programs that benefit all employees; or

          o    Employing executive  compensation systems which overcompensate or
               unjustly   enrich   executive   management   at  the  expense  of
               shareholders and lower-level employees.

     The board of directors selected these two particular core Catholic values because they are grounded in the very fundamental Catholic value that every person is made in the image and likeness of God. Also, each relates to the protection of innocent victims who have no choice or whose choices are extremely limited under the relevant circumstances, such as unborn children and people who need to earn a living. Finally, the board believes that the adviser can practically and efficiently implement each of these values in making day-to-day investment and advocacy decisions, and that the board effectively can monitor and direct compliance with these values.

     The board of directors may from time to time select different or additional core Catholic values that The Equity Fund will implement in its investment program. For example, the board of directors may determine to add or substitute a selected core Catholic value in response to official doctrinal statements of the Catholic Church. In any event, the board of directors has the sole and exclusive authority to select the core Catholic values that we will implement in the Funds' investment programs, and to determine the manner in which they will be implemented.

     Because the board of directors views the sanctity of human life as so fundamental to the doctrines of the Catholic Church, the board determined to retain an exclusionary practice with respect to the implementation of this value. However, with respect to the dignity of the human person value, the board of directors determined that an advocacy approach to implementation potentially could have a greater effect. The board determined that an exclusionary practice with respect to this value likely would have little impact on the conduct and behavior of companies, insofar as The Equity Fund's exclusion of those companies from its investment portfolio likely would go unnoticed. However, a proactive shareholder advocacy approach potentially could cause such companies to reform their offending practices to better comport with the value of the dignity of the human person. Accordingly, the board elected to adopt an advocacy program as a means to implement this value in the investment program of The Equity Fund.

     The board of directors of The Catholic Funds has adopted policies and procedures designed to implement the selected Catholic values in the investment practices of The Equity Fund. These procedures delegate to the adviser the day-to-day responsibility for monitoring the Fund's investments to identify any products, services or business practices which are inconsistent with the board's selected Catholic values. The adviser also is responsible to enforce the sanctity of the human life exclusionary screen and to initiate action under the advocacy program. The adviser is subject to the oversight of a Catholic Screen Review Committee appointed by the board, to which management of the adviser reports monthly on the screening and advocacy activities. The adviser and the Catholic Screens Review Committee are both subject to oversight by The Catholic Funds' board of directors, to which they report quarterly.

     The adviser has access to a commercial service which enables it to use application software systems designed to screen companies for various social issues. Using this tool and other available information, the adviser conducts an analysis on each company whose securities are newly added to The Equity Fund to produce a screening profile on the company. Members of the Catholic Screens Review Committee review these profiles monthly, except for those that the adviser determines raise no issues with respect to the selected Catholic values. If the adviser or the Catholic Screens Review Committee determines that a company participates directly in abortion, that company's securities will not be purchased by The Equity Fund. If this determination is made after a company's securities already are owned by the Fund, the adviser will direct the subadviser promptly to arrange for the sale of those securities in an orderly fashion. If it is determined that a company engages in practices which are inconsistent with the dignity of the human person, management of the adviser will consider appropriate advocacy actions.

     On an ongoing basis, the adviser monitors the practices and policies of companies in which The Equity Fund invests by selectively reviewing their annual reports to shareholders, proxy statements and other public communications that they periodically issue. The adviser also monitors news reports and websites oriented to socially responsible investing, and obtains and reviews information from proxy research and voting services firms that it may retain from time to time, as well as information it obtains through membership in one or more organizations that provide information and assistance in connection with shareholder advocacy efforts.

     Advocacy activities that the adviser might initiate include such things as writing letters to management of the relevant companies, encouraging shareholders of The Equity Fund to do the same, engaging in direct dialog with management of these companies, voting shares of the company held by The Equity Fund in a manner that promotes the dignity of the human person on relevant matters, submitting shareholder proposals for consideration at annual and special meetings of shareholders either individually or together with other social activists and shareholder groups, participating in or initiating proxy contests for the election of directors, and the like. The adviser also may request companies to provide copies of policies that pertain to the selected Catholic values, and may propose specific questions or conduct surveys pertaining to these Catholic values for response by companies in which The Equity Fund invests. We cannot provide any assurance that our advocacy efforts will be successful in persuading companies to reform their offending practices. If a company fails to reform its practices as requested, that fact alone will not require The Equity Fund to dispose of the securities of that company. In fact the Fund may elect to continue to hold those securities, but likely would continue its advocacy efforts. The adviser will pay all costs incurred in connection with these advocacy efforts.

     Investors should bear in mind that we consider only certain core Catholic values when selecting investments for the Funds and when determining whether and what advocacy actions to take. Therefore, it is likely that The Equity Fund from time to time will own stocks of companies that engage in business and employment activities and practices that may be perceived by some to be inconsistent with important Catholic values other than those described above, and with respect to which we employ no exclusionary policy and take no advocacy actions.

                     APPROVAL OF THE PLAN AND REORGANIZATION

     The board of directors of The Catholic Funds unanimously recommends that the shareholders of The Large-Cap Fund vote to approve the Plan and the Reorganization described in the Plan. The board of directors approved the Plan in the belief that it is fair to, and in the best interests of, the shareholders of The Large-Cap Fund.

Description of the Plan

     The terms and conditions under which the proposed Reorganization would be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus.

     The Plan contemplates the transfer of substantially all of the assets of The Large-Cap Fund, net of its liabilities, to The Equity Fund in exchange solely for shares of Class A Common Stock of The Equity Fund, and the immediate pro rata distribution of such shares to the shareholders of The Large-Cap Fund. If approved by the shareholders of The Large-Cap Fund, the Reorganization would occur on or about [Date?] (the "Closing Date"), or such other date as The Catholic Funds may determine.

     The Equity Fund would acquire substantially all of the assets of The Large-Cap Fund, net of the liabilities, including without limitation all cash, cash equivalents, securities, receivables and other property owned by The Large-Cap Fund, but excluding cash and other assets of The Large-Cap Fund sufficient to pay all of its accrued but unpaid liabilities as of the Closing Date. The Equity Fund would not assume any debts, liabilities, obligations or duties of The Large-Cap Fund. Rather, The Large-Cap Fund will reserve sufficient assets to pay all of its liabilities as of the Closing Date. Such liabilities may include without limitation: (a) amounts owed to shareholders of The Large-Cap Fund with respect to capital gains distributions and/or dividends declared but remaining unpaid as of the Closing Date; and (b) accounts payable, taxes and other accrued and unpaid expenses, if any, incurred in the normal operation of the business of The Large-Cap Fund up to and including the Closing Date and/or expected to be incurred following the Closing Date in connection with the winding up and dissolution of The Large-Cap Fund.

     In consideration for the assets of The Large-Cap Fund transferred in the Reorganization, The Equity Fund would issue to The Large-Cap Fund Class A shares of The Equity Fund having an aggregate net asset value equal to the value of the assets transferred by The Large-Cap Fund. The assets of The Large-Cap Fund and the per share net asset value of The Equity Fund shares would be valued as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date. All such valuations would be conducted in accordance with the policies and procedures of The Large-Cap Fund and The Equity Fund.

     On the Closing Date, The Large-Cap Fund would distribute pro rata to its shareholders of record the Class A shares of The Equity Fund received by The Large-Cap Fund. Such distribution would be accomplished by opening accounts on the books of The Equity Fund in the names of shareholders of The Large-Cap Fund and by transferring the shares credited to the account of The Large-Cap Fund on the books of The Equity Fund. Each account opened would represent the respective pro rata number of The Equity Fund shares due to each shareholder of The Large-Cap Fund. Fractional shares of The Equity Fund would be rounded to the nearest thousandth of a share. Each shareholder will receive that number of Class A shares of The Equity Fund that has an aggregate net asset value equal to the aggregate net asset value of all of the shareholder's shares of The Large-Cap Fund.

     Accordingly, every shareholder of The Large-Cap Fund would own Class A shares of The Equity Fund immediately after the Reorganization, the aggregate net asset value of which is expected to be equal to the aggregate net asset value of such shareholder's shares of The Large-Cap Fund immediately prior to the Reorganization. Moreover, because The Equity Fund shares would be issued at net asset value in exchange for the net assets of The Large-Cap Fund, and the aggregate value of those assets would equal the aggregate value of The Equity Fund shares issued in exchange therefor, the net asset value per share of The Equity Fund would not change as a result of the Reorganization. Thus, the Reorganization would not result in economic dilution to any shareholder of either The Large-Cap Fund or The Equity Fund.

     Prior to the Closing Date, The Large-Cap Fund would declare and pay a dividend to its shareholders of record, so that for the short taxable year that ends on the Closing Date, it would have declared an aggregate amount of dividends that: (a) is equal to at least the sum of its respective net capital gain and 90% of its investment company taxable income for such year, and (b) is sufficient to avoid any excise tax for the calendar year in which the Closing Date occurs.

Other Terms

     The  consummation  of the  Reorganization  is  subject  to  the  conditions precedent set forth in the Plan, including among others, (a) approval of the Reorganization by The Large-Cap Fund shareholders; (b) receipt of a legal opinion of Quarles & Brady LLP that the Reorganization will not result in recognition of gain or loss for federal income tax purposes by The Equity Fund, The Large-Cap Fund or The Large-Cap Fund shareholders; (c) the Registration Statement on Form N-14 shall have become effective under the Securities Act of 1933, no stop orders suspending the effectiveness thereof shall have been issued with respect thereto, and, to the knowledge of The Catholic Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; (d) a post-effective amendment to The Catholic Funds' Registration Statement on Form N-1A with respect to The Equity Fund shall have become effective and shall remain effective as of the Closing Date; and (e) The Catholic Funds shall have received necessary relief from the SEC from certain provisions of the Investment Company Act of 1940 which otherwise would prohibit the completion of the Reorganization on its proposed terms.

     Notwithstanding approval of The Large-Cap Fund's shareholders, the Reorganization may be terminated at any time prior to the Closing Date by The Catholic Funds in its discretion, and will be terminated by The Catholic Funds if any of the conditions to Closing are not satisfied on or before the Closing Date.

     Each participant in the Reorganization will bear its own legal, accounting and other related expenses in connection with the Reorganization. However, CFSC has agreed to pay the cost of soliciting the vote of shareholders of The Large-Cap Fund on the transactions contemplated in the Agreement, including costs of preparation, printing, and distribution of proxy materials, legal and tax opinions, transfer and stamp taxes, and the costs of printing and distributing prospectus supplements describing such matters, and the fees of Quarles & Brady LLP, The Catholic Funds' legal counsel, in connection with the Reorganization. CFSC also has agreed to pay all costs by The Equity Fund incurred in connection with the Reorganization, if any.

Background to Reorganization

     Catholic Knights and the other members of the Catholic Fraternal Alliance, through their ownership of CFSC, established The Catholic Funds in 1998 as a means to provide their members with a financially prudent investment program that would adhere to certain core Catholic values. Their plan contemplated that over time The Catholic Funds would include a broad array of mutual funds that members of the Catholic fraternals could use to develop a comprehensive investment program suitable for their needs, and that the availability of The Catholic Funds would attract new members to the Catholic fraternals. The Catholic Fraternal Alliance's plan also anticipated that each member Catholic fraternal eventually would cause many of its agents to become licensed with CFSC to participate in the sale and distribution of shares of The Catholic Funds, and that this sales force would effectively reach all of the members of the Catholic fraternals within the Catholic Fraternal Alliance. The Catholic Fraternal Alliance anticipated that Catholics would be attracted by the opportunity to participate in investment programs with above-average performance and adherence to important core Catholic values.

     The Catholic Fraternal Alliance planned to retain a sub-adviser with expertise and experience in investment management strategies relevant to the investment objective and investment program of each fund. These sub-advisers would manage the investment and reinvestment of each fund's assets on a day-to-day basis. The Catholic Alliance Fraternal and the board of directors of The Catholic Funds believed the use of experienced, well staffed sub-advisers would increase the likelihood that each fund might achieve performance superior to its peers, rather than trying to build those staffing resources at CFSC with respect to each fund.

     To this end, the Catholic Fraternal Alliance, through CFSC, organized and sponsored The Catholic Funds in 1998 with three equity funds, namely The Catholic Equity Income Fund, The Catholic Large-Cap Growth Fund and The Catholic Disciplined Capital Appreciation Fund. In 2000, The Catholic Funds added The Catholic Money Market Fund as an additional series.

     To date, The Catholic Funds, including The Large-Cap Fund, have fallen short of the asset growth and asset level projected by the original business plan of CFSC. The small size of The Large-Cap Fund puts it at a competitive disadvantage to its peers. This is so because, like all mutual funds, The
Large-Cap Fund has certain fixed costs, such as accounting fees, legal fees, director fees, and minimum fees for fund accounting, transfer agent, custodial services and other administrative services. When these fixed fees are spread over a small asset base, they result in higher expense ratios as compared to other mutual funds with larger asset sizes. Also, investment management and transaction based fees frequently decline with larger asset sizes, thereby putting small funds at a further competitive disadvantage. While CFSC has been waiving fees and reimbursing expenses so that the annual operating expenses of The Large-Cap Fund would not exceed 1.75% of its average daily net assets in any fiscal year, even these measures have been insufficient to bring the expense ratios of The Large-Cap Fund into line with its peer group. Moreover, CFSC has indicated that it is not willing to continue to subsidize The Large-Cap Fund indefinitely.

     CFSC and the board of directors of The Catholic Funds believe that the failure of The Large-Cap Fund to meet its expectations can be attributed to a combination of numerous factors. First, the timing of the startup of The
Large-Cap Fund has proven unfortunate, given the general decline, high volatility and uncertainty that has characterized the domestic stock market in recent periods. These conditions have made investors apprehensive, and also have made it difficult for CFSC to recruit selling representatives from among the ranks of the Catholic fraternals. Indeed, CFSC's mutual fund sales force is only a fraction of the size anticipated in its business plan. Finally, while the performance of The Large-Cap Fund has been acceptable on a relative basis, it is not so outstanding as to attract the attention of the investing public. In short, sales and asset growth have been disappointing, and the board of directors believes it is unlikely that these conditions will improve in the near term.

     Management of CFSC and The Catholic Funds have discussed these matters with the board on a regular basis during recent quarterly meetings of the board. During the summer of 2001, CFSC retained the services of Precision Marketing, a Milwaukee-based professional mutual fund distribution/marketing consulting firm to complete a study on The Catholic Funds and CFSC and to provide recommendations. At a special meeting of the board of directors held on October 26, 2001, CFSC presented the results of Precision Marketing's report and CFSC's recommendations based on that report. The report made several observations regarding CFSC's and The Catholic Funds' growth plan, including the following:

          o It appears that, while the members of the Catholic fraternals are attracted to investment products that adhere to core Catholic values, their investment habits do not indicate a strong inclination to confine their entire investment program to those types of products. Accordingly, the concept of The Catholic Funds to build a family of mutual funds sufficient to meet the needs of comprehensive investment programs for all of the members of the Catholic fraternals is potentially unnecessary as a strategy to maximize sales and asset growth.

          o The Large-Cap Fund and the other two existing equity funds of The Catholic Funds are difficult for selling representatives and investors to differentiate and to understand how they should be used in an overall investment program.

          o It is unlikely that, in the near term, CFSC successfully can recruit a mutual fund sales force sufficient to achieve retail sales of shares of The Large-Cap Fund that will support asset growth to the point where the Fund will be self-sustaining and achieve a competitive expense ratio. Therefore, it is necessary to consider alternative distribution channels, such as direct sales by CFSC to members of the Catholic fraternals and members of other Catholic groups and sales to Catholic institutions, such as parishes, schools and the like.

          o The performance of The Large-Cap Fund, while acceptable compared to its peers, is not at a level that attracts the attention of the investing public.

     Based on these and other observations, CFSC developed and presented to the board a new strategic plan, which, among other things, proposed the establishment of The Equity Fund and the consolidation of all three of the existing equity funds, including The Large-Cap Fund, with and into The Equity Fund. The board discussed the new strategic plan and the reorganization with management of CFSC and The Catholic Funds and a principal of Precision Marketing at the special meeting of the board held on October 26, 2001. The board further considered and unanimously approved the reorganization in principle at its regular quarterly meeting held on November 12, 2001, and approved the sub-adviser for The Equity Fund and formally approved the Plan, subject to approval by the shareholders of The Large-Cap Fund, at a meeting held on February 14, 2002. During those meetings the board reviewed and made inquiries regarding Precision Marketing's report and CFSC's strategic plan, requested and reviewed information about Mellon Equity Associates, asked questions of and received answers from management of Mellon, made inquiries of CFSC regarding the terms of the Reorganization and its benefits to the shareholders of The Large-Cap Fund and consulted with legal counsel.

     The board also considered alternatives, including the possibility of liquidating The Large-Cap Fund or seeking another mutual fund as a merger partner for The Large-Cap Fund. The latter alternative was not viewed as viable, insofar as the possible merger candidates that adhere to Catholic values is extremely limited, and those candidates generally face challenges comparable to or even greater than those presently faced by The Large-Cap Fund. The board and CFSC remain committed to provide Catholics with an investment option that adheres to certain core Catholic values, so the board viewed liquidation as an alternative of last resort.

Reasons For The Proposed Reorganization

     The board of directors of The Catholic Funds has unanimously determined that the interest of the shareholders of The Large-Cap Fund will not be diluted as a result of the Reorganization, and that the Reorganization is fair to, and in the best interests of, the shareholders of The Large-Cap Fund. In reaching this conclusion, the board of directors considered a number of factors, including the following:

          (1) The Reorganization of The Large-Cap Fund with and into The Equity Fund and the anticipated concurrent reorganizations of the other two existing equity funds of The Catholic Funds with and into The Equity Fund will create a single mutual fund with total assets of approximately $17.0 million which will enhance the ability of The Equity Fund to be self sustaining and to achieve an expense ratio competitive with its peers.

          (2) While the investment objective and program of The Equity Fund is not the same as that of The Large-Cap Fund, the board of directors believes that The Equity Fund is an appropriate investment for the same type of investors for whom The Large-Cap Fund is appropriate, namely, investors who want long-term capital appreciation, can tolerate fluctuations in portfolio value and have no need for current income from their investment in The Equity Fund.

          (3) The Equity Fund will adhere to two of the three core Catholic values followed by The Large-Cap Fund in its investment program. The sanctity of human life will be implemented through an exclusionary screen process identical to that presently employed by The Large-Cap Fund. The dignity of the human person value will be implemented through a shareholder advocacy program, as opposed to the exclusionary screen utilized by The Large-Cap Fund. The board believes this advocacy approach offers greater potential for The Equity Fund to influence and possibly reform offending practices and policies of businesses, as opposed to an outright exclusionary policy that likely would go unnoticed by the offending businesses.

          (4)  The  investment  objective  and passive  management  style of The
               Equity   Fund   substantially   reduces  the  issue  of  relative
               performance to shareholders and prospective investors.

          (5) The multi-class structure of The Equity Fund increases the potential for asset growth through sales in distribution channels other then the broker-assisted retail channel, including direct sales by CFSC to members of the Catholic fraternals comprising the Catholic Fraternal Alliance and other Catholics, and to institutions such as Catholic parishes, schools and the like.

          (6) The advisory fee for The Equity Fund is lower than the advisory fee for The Large-Cap Fund and is in line with advisory fees of other passively managed funds, which should enhance the ability of The Equity Fund to perform competitively relative to its peers.

          (7) The fact that the Reorganization has been structured to be tax-free to shareholders of The Large-Cap Fund.

          (8) The extensive experience and past performance of Mellon Equity Associates in managing mutual funds and other investment portfolios with a passive management investment strategy under social screens, and in managing index funds based on the S&P 500 Index in particular.

          (9) The financial commitment that CFSC has demonstrated to The Catholic Funds over the years, and its assurances to the board of its continued commitment under this new strategic plan, as well as CFSC's stated unwillingness to continue subsidizing The Large-Cap Fund indefinitely into the future under the current structure.

          (10) The relative superiority of the benefits of the Reorganization to
               shareholders   of  The  Large-Cap   Fund  as  compared  to  other
               alternatives.

     The board believes that, overall, the Reorganization offers a viable solution to further the board's desire to provide shareholders of The Large-Cap Fund with an investment option that is appropriate for them from a financial stewardship standpoint, and which offers them the opportunity to invest their savings in a manner that adheres to certain core Catholic values. The board believes that the Reorganization increases the opportunity for future sales and asset growth sufficient for The Equity Fund to become self sustaining and competitive with its peers. Shorter term, the proposed consolidation in The Equity Fund of the assets of The Large-Cap Fund and of the other two existing equity funds of the Catholic Funds will create a fund with an asset level that should immediately reduce the expense ratio as compared to The Large-Cap Fund, and over time should enable shareholders to benefit from economies of scale that potentially will result in an even lower overall expense ratio. There can be no assurance, however, that these economies of scale and lower overall expense ratios will be achieved, or that The Equity Fund will become competitive and self-sustaining.

Federal Tax Considerations

     The Reorganization is conditional upon receipt by The Catholic Funds of the opinion from Quarles & Brady LLP described below. No rulings have been requested from the Internal Revenue Service with respect to these matters and the opinion of Quarles & Brady LLP is not binding on the Internal Revenue Service or the courts. Additionally, the opinion of Quarles & Brady LLP is based upon various representations and assumptions described in the opinion.

     The opinion is based on the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. No attempt has been made to comment on all federal income tax consequences of the Reorganization that may be relevant to particular holders, including holders that are subject to special rules such as dealers in securities, foreign persons, insurance companies, and tax exempt entities.

     In the opinion of Quarles & Brady LLP, the principal Federal income tax consequences that will result from the Reorganization, under currently applicable law, are as follows: (i) the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and The Large-Cap Fund and The Equity Fund will each be a "party to" the Reorganization within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by The Large-Cap Fund upon the transfer of substantially all of its assets to The Equity Fund in exchange solely for Class A shares of The Equity Fund; (iii) no gain or loss will be recognized by The Equity Fund upon its receipt of substantially all of the assets of The Large-Cap Fund in exchange solely for shares of The Equity Fund; (iv) no gain or loss will be recognized by any shareholder of The Large-Cap Fund upon the liquidation of The Large-Cap Fund and the related surrender of their shares of The Large-Cap Fund in exchange for shares of The Equity Fund; (v) the tax basis of the shares of The Equity Fund to be received by a shareholder of The Large-Cap Fund will be the same as the tax basis of the shares of The Large-Cap Fund surrendered in the Reorganization; (vi) the holding period of the shares of The Equity Fund to be received by a shareholder of The Large-Cap Fund will include the holding period for which such shareholder held the shares of The Large-Cap Fund exchanged therefor, provided that such shares of The Large-Cap Fund are a capital asset in the hands of such shareholder as of the Closing; (vii) The Equity Fund's basis in the assets acquired from The Large-Cap Fund will be the same as the basis of such assets in the hands of The Large-Cap Fund immediately prior to the Reorganization; (viii) the holding period of the assets of The Large-Cap Fund in the hands of The Equity Fund will include the period during which such assets were being held by The Large-Cap Fund; and (ix) The Equity Fund will succeed to and take into account as of the Closing Date the items of The Large-Cap Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and
(c), 382, 383 and 384 of the Code and the applicable Treasury Regulations thereunder.

     The foregoing description of the Federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder of The Large-Cap Fund. Shareholders of The Large-Cap Fund are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

                                 CAPITALIZATION

     The following table shows the capitalization of Class A shares of The Large-Cap Fund as of September 30, 2001, and of The Equity Fund giving effect to the Reorganization and the concurrent reorganizations of the other two existing equity funds of The Catholic Funds, based on the net assets and number of outstanding shares of each of the three existing equity funds of The Catholic Funds, including The Large-Cap Fund, as of September 30, 2001.

                                              The Catholic
                            The Catholic   Disciplined Capital   The Catholic Equity   The Catholic
                             Large-Cap      Appreciation Fund          Income          Equity Fund
                            Growth Fund                                 Fund

Net assets                   $5,276,634         $4,525,315           $5,372,776        $15,174,725
Net asset value per share      $7.91              $8.43                 $9.09             $8.43
Shares outstanding            666,850            536,765               590,954          1,789,569


                            OWNERSHIP OF FUND SHARES

     As of December 31, 2001, no person was known to own of record or beneficially 5% or more of the outstanding shares of The Large-Cap Fund, other then as set forth below:


               Holder              Number of Shares       Percentage of Outstanding Shares
               ------              ----------------       --------------------------------
Catholic Knights                       317,886                         46.76%
1100 West Wells Street
Milwaukee, WI 53233

Catholic Order of Foresters             70,845                         10.42%
355 Shuman Boulevard
P.O. Box 3012
Naperville, IL 60566


     Because The Equity Fund will first commence operations with and following the Reorganization, at December 31, 2001 it had no shares outstanding.

        DESCRIPTION OF SECURITIES TO BE ISSUED AND RIGHTS OF SHAREHOLDERS

     The  Catholic   Funds  is  an  open-end   management   investment   company
incorporated  on December 16, 1998 under the laws of the State of Maryland.  The
Catholic Funds presently  offers shares of four separate series or mutual funds, each with its own investment objective, including The Large-Cap Fund. The Equity
Fund is a newly designated  series of shares of The Catholic Funds which has not yet  commenced  operations.  Both The  Large-Cap  Fund and The  Equity  Fund are
diversified funds as defined in the 1940 Act.

     The  Large-Cap  Fund offers its shares in a single  class,  namely  Class A
Common Stock. These shares of The Large-Cap Fund have rights and privileges which are identical to shares of Class A Common Stock of The Equity Fund.

     The  Equity  Fund has three  classes  of shares  of common  stock:  Class A shares, Class C shares and Class I shares. Shares of a particular class give the holders  of those  shares an  interest  only in the assets of that  class.  In a liquidation  of the Fund,  shares of the same  class  will share pro rata in the distribution  of the net assets of the Fund with all other shares of that class.
Shares of a  particular  class are equal in all  respects to the other shares of
that  class.   Each  share  has  one  vote  and  each  fractional  share  has  a proportionate  fractional  vote on  each  matter  presented  to  that  class  of shareholders.  When the  Class A shares of The  Equity  Fund to be issued in the
Reorganization are issued in accordance with the terms of the Plan, they will be fully paid and non-assessable by The Catholic Funds.  Shares may be exchanged as described in this Proxy Statement/Prospectus, but will have no other preference,
conversion,   exchange  or   preemptive   rights.   Neither   its   Articles  of
Incorporation,  the 1940 Act, Maryland law nor any other authority  requires The
Catholic  Funds to hold any annual or special  meeting of  shareholders  except, under certain  circumstances,  to amend an investment  advisory or  sub-advisory agreement or certain fundamental  investment  restrictions,  to elect and remove
Directors,  to reorganize  The Catholic Funds or any series or class thereof and to act upon certain other business matters. With respect to a liquidation,  sale of  substantially  all of a fund's  assets,  change in a fundamental  investment restriction or approval of an investment advisory or sub-advisory agreement, the right to vote is limited to the holders of shares of the particular  mutual fund affected by the proposal.

     Unless a shareholder meeting is required by the 1940 Act or other applicable law, The Catholic Funds does not intend to have an annual or special meeting of shareholders. However, as represented to the SEC, The Catholic Funds will call a special meeting of shareholders for the purpose of considering the removal of one or more Directors upon written request from shareholders holding ten percent or more of the outstanding votes of The Catholic Funds, and The
Catholic Funds will assist those shareholders in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such a meeting, a quorum of shareholders (constituting one-third of all outstanding shares of The
Catholic Funds) has the power to remove one or more Directors with or without cause by the affirmative vote of a majority of all outstanding shares of all series and classes voting together.

                      SHAREHOLDER INFORMATION AND SERVICES


Shareholder Information

     Share Price  Calculation.  Like The Large-Cap  Fund, the price at which you purchase  and redeem Class A shares of The Equity Fund is equal to the net asset value  (NAV)  per  share  (plus  any  applicable  sales  charge  in the  case of purchases)  determined on the effective date of the purchase or redemption.  The
Fund's NAV per share is calculated at the close of the regular  trading  session of the NYSE,  which is usually 3:00 p.m.  Central  Time. We do not calculate the net asset  value for the Fund on the days when the NYSE is closed  for  trading.
NAV  EQUALS  TOTAL  ASSETS  MINUS  LIABILITIES   DIVIDED  BY  NUMBER  OF  SHARES
OUTSTANDING.

     Like The Large-Cap Fund, we value securities owned by The Equity Fund at current market value. For securities with readily available market quotations, we use the quotations to price the security. If a security does not have a readily available quotation, we value the security as determined in good faith in accordance with guidance and policies established by the board of directors.
The board of directors approves the use of pricing services to assist us in the determination of net asset values.

     Dividends, Capital Gains and Taxes. This section summarizes some of the consequences under current federal tax law of an investment in The Equity Fund.
It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in The Equity Fund under all applicable tax laws.

     The Equity Fund will distribute any net investment income annually and will distribute any net realized long or short-term capital gains at least annually.
The Fund may also pay a special distribution to comply with federal tax requirements.

     If your account is a taxable account, you will pay tax on dividends and distributions from the Fund whether you receive them in cash or additional shares.

     If you redeem  shares of The Equity Fund or exchange them for shares of The
Money Market Fund, any gain on the transaction may be subject to tax.

     The Equity Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold.

     Federal law requires us to withhold 31% of a shareholder's reportable payments (which include dividends, capital gain distributions and redemption proceeds) for those who have not properly certified that the Social Security or other taxpayer identification number they provided is correct and that he or she is not subject to backup withholding. We do not provide information on state and local tax consequences of owning shares in The Equity Fund.

Reinvestment of Fund Distributions

     If you have requested that all of your income dividends and/or capital gains distributions on your shares of The Large-Cap Fund be reinvested in additional shares of that Fund, we will honor that request with respect to distributions on the Class A shares of The Equity Fund that you receive in the Reorganization. You will not pay any sales charge on these additional shares.
If, on the other hand, you are receiving your distributions on your shares of The Large-Cap Fund in cash, you will continue to receive your distributions on the Class A shares of The Equity Fund that you receive in the Reorganization in cash. As with The Large-Cap Fund, when you receive a distribution you may have to pay taxes whether or not you reinvest the distribution or have it paid out to you in cash. If you have requested cash distributions and we cannot locate you, we will reinvest your dividends and other distributions.

Distribution Fees

     The  Catholic  Funds has adopted a plan under Rule 12b-1 of the  Investment
Company Act of 1940 that allows The Equity Fund to pay distribution fees for the sale and distribution of its shares and continuing services to shareholder accounts. The Rule 12b-1 fee for Class A shares of The Equity Fund is computed at the annual rate of 0.25 of 1% of the Fund's average daily net assets, which is the same as the rule 12b-1 fee presently paid by The Large-Cap Fund. This fee is for services provided by CFSC, in its capacity as distributor, to existing shareholders. This shareholder servicing fee is a reimbursement fee, meaning that it is paid only to the extent that CFSC, as the distributor, demonstrates it has incurred expenses in servicing shareholders at least equal to the applicable fee. Because this fee is paid on The Equity Fund's net assets on a continuing basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

Redeeming Your Class A Shares of The Equity Fund

     In General. You may redeem (sell) the Class A shares of The Equity Fund that you receive in the Reorganization in the same manner as you presently may sell your shares of The Large-Cap Fund. More precisely, you can sell your shares on any business day. When you sell your shares you receive the net asset value per share. If we receive your request in good order before the close of the New
York Stock Exchange ("NYSE") (normally 3:00 p.m. Central Time) you will receive that day's price. If we receive your redemption request in good order after the close of the NYSE, or on a holiday, weekend or a day the NYSE is closed, we will process your transaction at the closing price on the next business day. A redemption request is in good order when it contains all account owners' signatures (including signature guarantees when needed) the required information listed below, and any legally required additional information and documentation.
You can sell shares by mail, telephone or wire.

     By Mail

          Please include the following in your redemption request:

          o    Name(s) of the account owner(s);

          o    Account number(s);

          o Amount you want to receive or the number of shares you want to sell;

          o    Tax  withholding   information,   if  required,   for  retirement
               accounts; and

          o    Signatures of all account owners.

          YOU MUST HAVE YOUR SIGNATURE GUARANTEED FOR WRITTEN SELL ORDERS IF:

          1.   You want to sell shares with a value of more than $25,000;

          2. You want the proceeds sent to an address other than the one listed for your account; or

          3. You want the check payable to someone other than the account owner(s).

     You can usually  obtain a signature  guarantee at commercial  banks,  trust companies  or  broker-dealers.  A  SIGNATURE  GUARANTEE  IS NOT  THE  SAME  AS A
NOTARIZED   SIGNATURE.   Accounts  held  by  a   corporation,   trust,   estate,
custodianship,  guardianship, partnership or pension and profit sharing plan may require more documentation.

         REGULAR MAIL

                  THE CATHOLIC FUNDS, INC.
                  C/O US BANCORP FUND SERVICES, LLC
                  P.O.  BOX 701
                  MILWAUKEE, WI 53201-0701

         EXPRESS MAIL/PRIVATE DELIVERY

                  THE CATHOLIC FUNDS, INC.
                  C/O US BANCORP FUND SERVICES, LLC
                  THIRD FLOOR
                  615 EAST MICHIGAN STREET
                  MILWAUKEE, WI 53202

     By Telephone

     To make investing in The Equity Fund more convenient, as is the case for The Large-Cap Fund, you may buy, sell or exchange shares by telephone. We have established reasonable procedures to protect against anyone who attempts to use the telephone service fraudulently. Please be aware, however, that The Catholic
Funds, the custodian, the transfer agent or any of their employees will not be liable for losses suffered by you that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures. Once you have made a telephone request you cannot cancel or modify it! During periods of extreme volume caused by dramatic economic or stock market changes, or when the telephone system is not fully functional, you may have difficulty reaching us by telephone and telephone transactions may be difficult to implement at those times. We reserve the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges at any time during such periods.

     The following rules and/or guidelines for selling by telephone apply:

          o    You must call shareholder services toll-free at 1-877-222-2402;

          o You must provide a form of personal identification to confirm your identity;

          o    You can sell up to $25,000 worth of shares;

          o The Catholic Funds will mail a check only to the person(s) named on the account registration and only to the address on the account;

          o    Retirement plan accounts are not eligible;

          o You can do only one telephone redemption within any 30-day period for each authorized account;

          o Telephone redemptions are not available if the address on the account has been changed in the preceding 60 days; and

          o If we receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time), you will receive that day's price.

     By Wire

     The following rules and/or guidelines for selling by wire apply:

          o You must have given us written authorization, including the signatures of all the owners of the account, on The Catholic
               Funds Application that you completed when you opened your account in The Large-Cap Fund, or you must complete an Account Change
               Form;

          o    You can make a wire redemption for any amount;

          o    You pay a $12.00 fee for each wire redemption;

          o We must receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time) for you to receive that day's price; and

          o Wire redemptions may not be available to you for all retirement plan accounts.

     Systematic Withdrawal Plan

     You can have money automatically  withdrawn from your account in The Equity
Fund on a regular basis by using our systematic withdrawal plan. The plan allows you to receive funds or pay a bill at regular intervals. If you already have instituted a Systematic Withdrawal Plan with respect to your account in The
Large-Cap Fund, it automatically will be continued with respect to your account in The Equity Fund following the Reorganization. The following rules and/or guidelines apply:

          o    You need a minimum of $5,000 in your account to start the plan;

          o    You must withdraw a minimum of $100 monthly;

          o You can select the date(s) on which the money is withdrawn. If you don't select the date(s), we will withdraw the money automatically from your account on the 15th of the month;

          o To start the plan or change the payee(s), you must notify us in writing at least 13 business days prior to the first withdrawal and you must have all account owner(s) sign the appropriate form;

          o To stop or change your plan, you must notify us at least five business days prior to the next withdrawal; and

          o Because of sales charges on Class A shares, you must consider carefully the costs of frequent investments in and withdrawals from your account.

     Closing Small Accounts

     All shareholders in The Catholic Funds share the high cost of maintaining accounts with low balances. To reduce this cost, we reserve the right, subject to legal restrictions, if any, to close an account when, due to a redemption, its value is less than $1,000. This does not apply to retirement plan accounts, automatic investment plans or UGMA/ UTMA accounts. We will notify you in writing before closing any account, and you will have 30 days to add money to bring the balance up to $1,000.

     Reinstatement Privilege for Class A Shares

     As is the case for The  Large-Cap  Fund,  you have 60 days  after  you sell
Class A shares of The Equity Fund to reinvest the dollar amount you redeemed without having to pay another sales charge. You will pay the net asset value per Class A share on the day when you've made your reinstatement and not on the day when you sold your investment. The following rules apply:

          o    You may use this privilege only once per account;

          o You must send a written request and a check for the amount you wish to reinstate to the Fund's transfer agent;

          o The dollar amount you reinstate cannot exceed the dollar amount you sold; and

          o The sale of your Class A shares may be a taxable event despite the reinstatement.

                                  MISCELLANEOUS


Independent Public Accountants

     The firm of Arthur Andersen LLP provides independent auditing services to all of the mutual funds of The Catholic Funds, including The Large-Cap Fund and The Equity Fund. Arthur Andersen LLP has no direct or indirect financial interest in The Catholic Funds, including either The Large-Cap Fund or The
Equity Fund, except for the fees it receives as independent public  accountants.
No representative of Arthur Andersen LLP is expected to be present at the Meeting.

Interests of Experts and Counsel

     No expert  or  counsel  named  herein  has a  substantial  interest  in The
Catholic   Funds  or  either  of  The  Large-Cap  or  The  Equity   Funds,   the
Reorganization,   or  any  other   transaction   contemplated   by  this   Proxy
Statement/Prospectus.

Other Matters

     The board of directors of The Catholic Funds has not been informed and is not aware that any other matter will be brought before the Meeting. However, unless expressly indicated otherwise on the enclosed form of proxy, proxies may be voted with discretionary authority with respect to any other matter that may properly be presented at the Meeting or any adjournment thereof. Shareholders of any mutual fund series of The Catholic Funds wishing to submit proposals for inclusion in a proxy statement and form of proxy for any future shareholder meetings should send their written proposals to the Secretary of The Catholic
Funds, 1100 West Wells Street, Milwaukee, Wisconsin 53233.

                                                                      APPENDIX A

                       THE CATHOLIC LARGE-CAP GROWTH FUND
                     PLAN OF REORGANIZATION AND LIQUIDATION


     This Plan of Reorganization and Liquidation (this "Plan") is made as of this 7th day of January 2002, by The Catholic Funds, Inc. ("The Catholic Funds
"), on behalf of its two series known as The Catholic Large-Cap Growth Fund (the
"Large-Cap Fund") and The Catholic Equity Fund (the "New Equity Fund").

                                 R E C I T A L S

     WHEREAS, The Catholic Funds: (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; (b) is registered as an open-end, series, management investment company under the Investment Company Act; and (c) currently has designated five separate series or investment portfolios, including the Large-Cap Fund and the New Equity Fund;

     WHEREAS, the Reorganization will comprise the transfer of all of the assets of the  Large-Cap  Fund  (net  of its  liabilities)  to the New  Equity  Fund in exchange  for  shares  of  New  Equity  Fund  Class  A  Common  Stock,  and  the
constructive   distribution  at  the  Effective  Time  of  such  shares  to  the shareholders  of the Large-Cap Fund in  liquidation  of the Large-Cap  Fund, all upon the terms and conditions set forth in this Plan;

     WHEREAS, this Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, the adoption and performance of this Plan has been authorized by the Board of Directors of The Catholic Funds and, prior to the Closing Date, will have been duly authorized by all other necessary corporate action on the part of The Catholic Funds, including approval by the shareholders of the Large-Cap Fund.

                                A G R E E M E N T

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   Definitions

     For purposes of this Plan, the following terms shall have the respective meanings set forth below:

     1.1 "Closing" means the transfer to the New Equity Fund of the assets of the Large-Cap Fund (net of its liabilities) against delivery to the Large-Cap
Fund of the New Equity Fund Shares as described in Section 2.1 of this Plan.

     1.2 "Closing Date" that date selected by The Catholic Funds which is no more than twenty (20) business days after the date on which the last of the conditions precedent to the Reorganization provided in this Plan is satisfied or lawfully waived.

     1.3 "Code" means the Internal Revenue Code of 1986, as amended.

     1.4 "Custodian" means US Bank N.A., acting in its capacity as custodian with respect to the assets of the Large-Cap Fund and the New Equity Fund.

     1.5 "Effective Time" means 5:01 p.m. Central Time on the Closing Date.

     1.6 "Excluded Assets" shall have the meaning set forth in Section 2.3 of this Plan.

     1.7 "Investment Company Act" means the Investment Company Act of 1940, as amended, and all of the rules and regulations adopted thereunder by the SEC.

     1.8 "Large-Cap Fund" means The Catholic Large-Cap Growth Fund, a designated series of The Catholic Funds.

     1.9 "Large-Cap Fund Shareholders" means the holders of record of the issued and outstanding shares of Common Stock of the Large-Cap Fund as of the Closing
Date.

     1.10 "Large-Cap Fund Shareholder Meeting" means a special meeting of the shareholders of the Large-Cap Fund to be convened in accordance with applicable law and the Articles of Incorporation and Bylaws of The Catholic Funds to consider and vote upon the approval of this Plan and the transactions contemplated hereby.

     1.11 "Large-Cap Fund Shares" means the issued and outstanding shares of Common Stock of the Large-Cap Fund.

     1.12 "New Equity Fund" means the New Equity Fund, a newly-designated series of The Catholic Funds which will commence operations as of the first business day following the Effective Time.

     1.13 "New Equity Fund Shares" means the shares of Class A Common Stock of the New Equity Fund to be issued pursuant to this Plan, as described in Section
2.1 hereof.

     1.14 "Person"  means an individual or a corporation,  partnership,  limited
liability   company,   joint   venture,   association,   trust,   unincorporated
organization, or other entity, as the context requires.

     1.15 "Plan" means this Plan of Reorganization and Liquidation, together with all schedules and exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof.

     1.16 "Reorganization" means the transactions described in and contemplated by this Plan.

     1.17 "Required Large-Cap Fund Shareholder Vote" shall have the meaning specified in Section 3.1 of this Plan.

     1.18 "SEC" means the United States Securities and Exchange Commission.

     1.19 "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

     1.20 "The Catholic Funds" means The Catholic Funds, Inc., a corporation which: (a) is duly organized, validly existing and in good standing under the laws of the State of Maryland; (b) is registered as an open-end, series, management investment company under the Investment Company Act; and (c) presently has designated five separate series of its Common Stock, par value
$.001 per share, including the Large-Cap Fund and the New Equity Fund.

     1.21 "The Catholic Funds  Registration  Statement"  means the  Registration
Statement  on Form N-1A of The  Catholic  Funds,  as amended  (1933 Act Reg. No.
333-69803; 1940 Act File No. 09177).

          (a) "Large-Cap Fund Prospectus" means the current prospectus relating to the Large-Cap Fund which is included in The Catholic Funds Registration
     Statement, as such Prospectus may be supplemented or amended as of the relevant time of inquiry.

          (b) "New Equity Fund Prospectus" means the current prospectus relating to the New Equity Fund which is included in The Catholic Funds Registration
     Statement, as such Prospectus may be supplemented or amended as of the relevant time of inquiry.

2.   Reorganization and Liquidation of the Large-Cap Fund.

     2.1 Transfer of Large-Cap Fund Assets;  Issuance of New Equity Fund Shares.
At or prior to the Effective Time, all of the assets of the Large-Cap Fund, except the Excluded Assets, shall be delivered to the Custodian for the account of the New Equity Fund, in exchange for, and against delivery to the Large-Cap
Fund at the Effective Time of, that number of shares of Class A Common Stock of the New Equity Fund (including, if applicable, fractional shares rounded to the nearest thousandth of one whole share) (the "New Equity Fund Shares") having an aggregate net asset value equal to the net value of the assets of the Large-Cap
Fund so delivered, all determined and adjusted as provided in Section 2.2 of this Plan. As of the Effective Time and following delivery of such assets to the Custodian, the New Equity Fund shall receive good and marketable title to such assets free and clear of all liens, security interests, pledges, charges, claims or encumbrances of any and every kind.

     2.2 Computation of Net Asset Value.

          (a) The net asset value of the New Equity Fund Shares and the net value of the assets of the Large-Cap Fund transferred pursuant to this Plan shall, in each case, be determined as of the close of business on the New
     York Stock Exchange on the Closing Date.

          (b) The net asset value of the New Equity Fund Shares shall be computed in accordance with the practices and procedures of the New Equity
     Fund described in the New Equity Fund Prospectus. Likewise, the value of the assets of the Large-Cap Fund to be transferred pursuant to this Plan shall be computed in accordance with the practices and procedures of the Large-Cap Fund described in the Large-Cap Fund Prospectus.

     2.3 Excluded Assets. There shall be deducted from the assets of the Large-Cap Fund described in Section 2.1 all organizational expenses and other assets of the Large-Cap Fund that would not have value to the New Equity Fund, as well as cash in an amount estimated by The Catholic Funds to be sufficient to pay all liabilities of the Large-Cap Fund accrued and unpaid as of the Effective
Time, including without limitation: (a) amounts owed or to be owed to any Large-Cap Fund Shareholder, including declared but unpaid dividends and capital gains distributions; (b) accounts payable, taxes and other accrued and unpaid expenses, if any, incurred in the normal operation of the business of the Large-Cap Fund up to and including the Closing Date and estimated to be incurred after the Closing Date in connection with winding up the affairs of, and liquidating, the Large-Cap Fund; and (c) costs and expenses incurred by the Large-Cap Fund in connection with the Reorganization, including preparing and distributing proxy materials, soliciting proxies and holding the Large-Cap Fund
Shareholder Meeting (together the "Excluded Assets") except to the extent such expenses are borne by Catholic Financial Services Corporation or another party.

     2.4 Closing of Books. The assets of the Large-Cap Fund and the per share net asset value of the New Equity Fund Shares shall be valued as of the close of trading on the New York Stock Exchange on the Closing Date. The stock transfer books of the Large-Cap Fund shall be permanently closed as of the close of business on the Closing Date, and only requests for the redemption of shares of the Large-Cap Fund received in proper form prior to the close of trading on the New York Stock Exchange on the Closing Date shall be accepted by the Large-Cap
Fund. Redemption requests thereafter received by the Large-Cap Fund shall be deemed to be redemption requests for New Equity Fund Shares (assuming that the transactions contemplated by this Plan have been consummated) to be distributed to the Large-Cap Fund Shareholders pursuant to this Plan.

     2.5 Declaration of Dividends and Distributions by the Large-Cap Fund. On or prior to the Closing Date, the Large-Cap Fund will declare a dividend to shareholders of record of the Large-Cap Fund as of the date of such dividend declaration so that, for the short taxable year of the Large-Cap Fund ending on the date on which it is completely liquidated and discontinued, the Large-Cap
Fund will have declared an aggregate amount of dividends which: (a) is equal to at least the sum of its net capital gain, if any, (within the meaning of Section
852(b)(3) of the Code) and ninety percent (90%) of its investment company taxable income (determined under Section 852(b)(2) of the Code, but without regard to Section 852(b)(2)(D) of the Code) for such taxable year; and (b) is sufficient to avoid any excise tax on the Large-Cap Fund under Section 4982 of the Code for the calendar year in which the Closing Date occurs, provided that the dividends that have been so declared but have not been paid on or before such Closing Date are in fact paid by the Large-Cap Fund prior to the end of such calendar year to the shareholders of the Large-Cap Fund as of the record date for determining shareholders entitled to receive payment of such dividend.

     2.6 Liquidation. As soon as reasonably practicable after the Closing Date, the Large-Cap Fund shall pay or make provisions for all of its debts, liabilities and taxes, and distribute all remaining assets, including the New
Equity Fund Shares received by it in the Reorganization and the balance, if any, of the Excluded Assets, to the Large-Cap Fund Shareholders, and the Large-Cap
Fund's status as a designated series of shares of The Catholic Funds shall be terminated.

     2.7 Issuance of New Equity Fund Shares.  On the Closing Date,  The Catholic
Funds shall instruct its transfer agent to record on The Catholic Funds' books and records the pro rata interest of each of the Large-Cap Fund Shareholders in the New Equity Fund Shares in the name of such Large-Cap Fund Shareholder. All
Large-Cap Fund Shares then issued and outstanding shall thereupon be canceled on the books of the New Equity Fund. New Equity Fund shall forward a confirmation of such ownership to each of the Large-Cap Fund Shareholders. No redemption or repurchase of such New Equity Fund Shares credited to any Large-Cap Fund
Shareholder in respect of his or her Large-Cap Fund Shares which are represented by an unsurrendered stock certificate shall be permitted until such certificate has been surrendered to The Catholic Funds for cancellation, or if such certificate is lost or misplaced, until a lost certificate affidavit has been executed and delivered to The Catholic Funds.

     2.8 Liabilities and Expenses. The New Equity Fund shall not assume any liability of the Large-Cap Fund, and the Large-Cap Fund shall use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date.

3.   Conditions Precedent to Closing

     The Closing of the Reorganization is subject to the conditions that on or before the Closing Date:

     3.1 Approval of Plan By  Shareholders  of the Large-Cap Fund. The Large-Cap
Fund Shareholder Meeting shall have been duly called and held in accordance with the provisions of the Investment Company Act, the Maryland General Corporate Law and the Articles of Incorporation and Bylaws of The Catholic Funds, including compliance with the notice and quorum requirements thereunder, and at such meeting the Plan shall have been approved by the affirmative vote of the lesser of (a) 67% or more of the Large-Cap Fund Shares present at the Large-Cap Fund
Shareholder Meeting, if shareholders who are the owners of more than 50% of the Large-Cap Fund Shares outstanding and entitled to vote on the Plan at the Large-Cap Fund Shareholder Meeting are present at such Meeting in person or by proxy; or (b) more than 50% of the Large-Cap Fund Shares outstanding and entitled to vote on approval of the Plan at the Large-Cap Fund Shareholder
Meeting (the "Required Large-Cap Fund Shareholder Vote").

     3.2 No Adverse Actions. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Plan or the transactions contemplated hereby.

     3.3 Consents and Approvals. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities
(including those of the SEC and of state Blue Sky or securities authorities) deemed necessary by The Catholic Funds to permit consummation, in all material respects, of the transactions contemplated hereby, shall have been obtained.

     3.4  Effectiveness  of  Registration  Statement on Form N-14.  The Catholic
Funds' Registration Statement on Form N-14 to be prepared and filed with the SEC with respect to the New Equity Fund Shares, including the Proxy Statement of the Large-Cap Fund soliciting approval of the Plan at the Large-Cap Fund Shareholder
Meeting constituting a part thereof, shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the knowledge of The Catholic Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     3.5 Continued Effectiveness and Amendment of Registration Statement on Form
N-1A.

          (a) The Catholic Funds Registration  Statement including the Large-Cap
     Fund Prospectus shall remain effective with the SEC from and after the date of this Agreement and continuing up to and including the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the knowledge of The Catholic Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

          (b) A  Post-Effective  Amendment  to The Catholic  Funds  Registration
     Statement shall have been filed by The Catholic Funds to include therein the New Equity Fund Prospectus registering shares of the New Equity Fund to be offered to the public, and such post-effective amendment shall have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of The
     Catholic Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     3.6 Disposition of Ineligible Investments by New Equity Fund. Immediately following the Closing Date, the New Equity Fund shall sell, liquidate or otherwise dispose of such securities and instruments (or portions thereof) transferred to it in the Reorganization from the Large-Cap Fund as and to the extent necessary to enable the New Equity Fund to own or hold all of the remaining securities and instruments so transferred from the Large-Cap Fund's investment portfolio without causing a violation of any of the New Equity Fund's investment restrictions or policies; provided that, after taking into account sales of securities and instruments (or portions thereof) by the Large-Cap Fund prior to the Reorganization for the purposes of meeting the investment objectives and policies of the New Equity Fund, the New Equity Fund will hold at least 34% of the historic assets of the Large-Cap Fund.

     3.7 Declaration of Dividends and Distributions by the Large-Cap Fund. Prior to or on the Closing Date, the Large-Cap Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Large-Cap Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carried forward).

     3.8 Acquisition of  Substantially  All of the Assets of the Large-Cap Fund.
The assets of the  Large-Cap  Fund to be  acquired  by the New Equity Fund shall constitute  at least 90% of the fair market value of the net assets and at least
70% of the  fair  market  value  of  the  gross  assets  of the  Large-Cap  Fund immediately prior to the Reorganization.  For these purposes, assets used by the
Large-Cap  Fund to pay the expenses it incurs in connection  with this Agreement
and  the   Reorganization   and  to  effect  all  shareholder   redemptions  and
distributions  (other  than  regular,   normal  dividends  and  regular,  normal
redemptions  pursuant to the  Investment  Company  Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of the
Large-Cap  Fund's  business as an  open-end  diversified  management  investment company)  after the date of this  Agreement  shall be  included as assets of the
Large-Cap Fund immediately prior to the Reorganization.

     3.9 Tax Opinion. The Catholic Funds shall have received on or before the Closing Date an opinion of Quarles & Brady LLP regarding the tax consequences of the Reorganization in substantially the form attached as Exhibit 1 attached to this Agreement.

     3.10 Regulatory Relief. The Catholic Funds shall have received from the SEC such exemptive, no-action or other formal or informal relief from the applicable prohibitions of Section 17 under the Investment Company Act as may be necessary to enable The Catholic Funds to consummate the Reorganization consistent with said Section 17.

4.   Expenses

     The Large-Cap Fund and the New Equity Fund will bear their respective expenses in connection with the entering into and carrying out the provisions of this Plan; provided, however, it is not expected that the New Equity Fund will incur any expenses; provided further, however, that it is expected that Catholic
Financial Services Corporation will bear the expenses of the Large-Cap Fund.

5.   Termination

     5.1 By The Catholic  Funds.  This Plan may be terminated at any time by The
Catholic Funds, and will be terminated by The Catholic Funds if any of the conditions precedent to the Reorganization set forth in Article 3 have not been satisfied as of the Closing Date.

     5.2 Effects of Termination. In the event of any such termination, there shall be no liability for damage on the part of either the Large-Cap Fund or the New Equity Fund.

6.   Amendment

     This Plan may be amended,  modified or  supplemented  in such manner as The
Catholic Funds determines; provided, however, that following approval of the Plan by the Required Large-Cap Fund Shareholder Vote, no such amendment may have the effect of changing the provisions for determining the number of New Equity
Fund Shares to be issued to the Large-Cap Fund Shareholders pursuant to this Plan to the detriment of the Large-Cap Fund Shareholders without their further approval.

7.   Miscellaneous

     7.1 Headings. The Article and Section headings contained in this Plan will have reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     7.2  Governing  Law.  This  Plan  shall be  governed  by and  construed  in accordance with the laws of the State of Maryland,  The Catholic Funds' Articles
of   Incorporation   and  Bylaws,   and  the  Large-Cap  and  New  Equity  Funds
Prospectuses.

     IN WITNESS  WHEREOF,  on the  authority  of the Board of  Directors  of The
Catholic Funds, this Plan has been executed by its duly authorized officer as of the day and year first written above.

                                           BY ORDER OF THE BOARD OF DIRECTORS
                                           OF THE CATHOLIC FUNDS, INC.
                                           (On Behalf of The Catholic Large-Cap
                                           Growth and New Equity Funds)



                                           By:  /s/ Allan G. Lorge
                                                --------------------------------
                                                    Allan G. Lorge, President


                            THE CATHOLIC FUNDS, INC.
                       THE CATHOLIC LARGE-CAP GROWTH FUND

Revocable Proxy for Special Meeting of Shareholders.  This Proxy is Solicited on
Behalf of the Board of Directors.

The  undersigned  hereby  appoints  Daniel  Steininger,  Allan Lorge or Theodore
Zimmer,  and each of them, proxy,  with full power of substitution,  to vote all shares of stock the  undersigned  is entitled to vote at the Special  Meeting of
Shareholders  of The Catholic  Large-Cap  Growth Fund to be held at ___________,
________________________,   ___________________,   Wisconsin  at  ________,   on
___________________,  2002 or at any  adjournment  thereof,  with respect to the matters set forth on this proxy and  described in the Notice of Special  Meeting and Proxy Statement/Prospectus, receipt of which is hereby acknowledged.

Shares listed below represent the total number of shares of The Catholic
Large-Cap Growth Fund registered in the name printed below.

                                Dated:  _____________________________, 2002


                                ------------------------------------------------
                                (Please sign exactly as name appears at  left)
                                ------------------------------------------------
                                 (If stock is owned by more than one person,
                                 all owners should sign. Persons signing as
                                 executors, administrators, trustees  or in
                                 similar capacities should so indicate.)

--------------------------------------------------------------------------------

Shares  represented by this proxy will be voted as directed by the  stockholder.
IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.

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                                                                                     FOR     AGAINST   ABSTAIN
1.   To approve a Plan of Reorganization  and Liquidation (the "Plan") providing     ____     _____      _____
     for (a) the  transfer of  substantially  all of the assets of The  Catholic
     Large-Cap  Growth Fund (net of its liabilities) to The Catholic Equity Fund in exchange solely for shares of The Catholic Equity Fund,  followed by (b)
     the  distribution  of shares of The Catholic  Equity Fund, pro rata, to The
     Catholic  Large-Cap Growth Fund shareholders in dissolution of The Catholic
     Large-Cap Growth Fund.

2. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting.

--------------------------------------------------------------------------------- -------- ---------- ----------


                                                              February __, 2002


Dear Shareholder:

     I am writing to you about a matter of primary importance to all shareholders of The Catholic Disciplined Capital Appreciation Fund (the "Capital Appreciation Fund"). We believe it would be in your best interests if the Capital Appreciation Fund were combined with and become a part of The Catholic Equity Fund (the "Equity Fund"), a newly designated series of The Catholic Funds. In the process, your shares in the Capital Appreciation Fund would be exchanged for shares of the Equity Fund, and you thereby would become a shareholder of the Equity Fund (the "Reorganization"). Your board of directors is recommending simultaneous consolidations of our other two equity funds, namely The Catholic Equity Income Fund and The Catholic Large-Cap Growth Fund, into this new Equity Fund.

     The proposed transactions would make it possible for you to enjoy the potential benefits that can arise from owning shares in a larger combined fund, including a potentially lower operating expense ratio, while at the same time allowing you to continue a broad market equity investment that adheres to certain core Catholic values. The transaction would be structured as a tax-free reorganization, meaning that, for federal income tax purposes, you would recognize no gain or loss on the exchange of your shares in the Capital Appreciation Fund for shares in the Equity Fund.

     The enclosed Proxy Statement/Prospectus describes and seeks your approval of a Plan of Reorganization and Liquidation (the "Plan") that sets forth the terms of the Reorganization. Those materials also describe the similarities and differences between the Capital Appreciation and Equity Funds. As a result of the Reorganization proposed in the Plan, substantially all of the assets of the Capital Appreciation Fund would be transferred to the Equity Fund, and you would receive shares of the Equity Fund in exchange for your Capital Appreciation Fund shares. Immediately following the transfer, we expect that the dollar value of your account will be the same as it was immediately before the transfer. No sales charge would be imposed on this exchange. The board of directors of The Catholic Funds has unanimously approved the transaction for the reasons described in the Proxy Statement/Prospectus.

     This package contains information about the proposal and includes all the material you will need to vote by mail. The current prospectus for the Capital Appreciation Fund is enclosed for your convenience.

     Attached are answers to questions we anticipate some of you may have. Please read the enclosed Proxy Statement/Prospectus carefully and cast your vote by completing and returning the enclosed proxy card. To help avoid additional expense, be sure to vote promptly. If you have any questions, please call us at 1-877-846-2372. We will be glad to help you.

     Thank you for your consideration and continued support.

                                                  Sincerely,



                                                  Allan G. Lorge, President



                        IMPORTANT INFORMATION TO HELP YOU
                    UNDERSTAND AND VOTE ON THE REORGANIZATION

     Although you should read the full text of the enclosed Proxy Statement/Prospectus, we hope this brief overview will explain why The Catholic Funds board of directors believes you should vote FOR the Plan of Reorganization and Liquidation (the "Plan") involving the transfer of substantially all of the assets of The Catholic Disciplined Capital Appreciation Fund (the "Capital Appreciation Fund") to The Catholic Equity Fund (the "Equity Fund"), a newly designated series of The Catholic Funds, Inc. ("The Catholic Funds"), and the exchange of your shares in the Capital Appreciation Fund for shares of the Equity Fund in a tax-free reorganization (the "Reorganization").

Why has your board of directors decided to recommend the Plan?

     The board unanimously approved the Plan and the Reorganization primarily because it would enable the shareholders of the Capital Appreciation Fund to own shares of a larger combined fund with a simpler investment strategy, the same sales load and improved fee structure, and because it offers shareholders the opportunity to continue to participate in a broad based equity fund that adheres to certain core Catholic values. In addition, the board believes the combined Equity Fund offers the potential for increased sales and resulting growth in assets through access to multiple distribution channels, which should bring economies of scale and efficiencies that frequently are associated with larger funds. The Reorganization is also intended to be tax-free to the Capital Appreciation Fund shareholders.

     The board considered alternatives to the Reorganization, including seeking another existing fund as a merger partner for the Capital Appreciation Fund or simply liquidating the Capital Appreciation Fund. The board concluded that the Reorganization is the best alternative given the board's commitment, and the dedication of Catholic Financial Services Corporation, the adviser and distributor for the Capital Appreciation Fund, to provide shareholders with a broad equity investment product that adheres to certain core Catholic values.

What are the anticipated advantages of the Reorganization to shareholders?

     To date, the Capital Appreciation Fund has not generated sales and asset growth at the level that CFSC anticipated when it started this Fund in May of 1999. For reasons discussed in more detail in the accompanying Proxy Statement/Prospectus, CFSC and the board of The Catholic Funds do not believe that sales will accelerate significantly in the near future under the Capital Appreciation Fund's current structure. The small size of the Capital Appreciation Fund puts it a competitive disadvantage with its peers and with alternative investment options. The proposed consolidation of the Capital Appreciation Fund and the anticipated simultaneous consolidations of The Catholic Funds' other two existing equity funds into the new Equity Fund would result in a significant and immediate increase in the asset size of the consolidated Fund. Also, the Equity Fund has multiple classes of shares designed to facilitate distribution in different channels to reach a broader base of prospective investors. Finally, the Equity Fund will be passively managed to substantially replicate the composition of the S&P 500 Index, which will minimize the Equity Fund's reliance for performance on the subjective judgment and stock selection of the portfolio manager. The board believes the features of this new Equity Fund will appeal to a broader base of investors, will increase the potential for future growth in sales and assets, and will enhance the ability of the Equity Fund to compete more effectively with its peers and with other equity investment alternatives. Most importantly, these benefits will be available to shareholders while the Equity Fund at the same time adheres to certain core Catholic values in its investment program.

Will the Equity Fund adhere to the same Catholic values in the same manner as the Capital Appreciation Fund?

     Like the Capital Appreciation Fund, the Equity Fund will adhere to the Catholic value of the sanctity of human life by not investing in the stocks of companies that directly participate in abortion. The Equity Fund also will adhere to the Catholic value of the dignity of the human person. However, rather than avoiding investing in stocks of companies that have business practices or policies that are inconsistent with this value, the adviser instead will initiate shareholder advocacy programs designed to persuade those companies to reform their offending practices and policies. Given the global trend toward the reduction in nuclear arms, biological weapons and other weapons of mass and indiscriminate destruction, and given recent technological developments that have produced more effective precision weapons, the board has concluded that our efforts and resources are best focused on adherence to these two values. Therefore, unlike the Capital Appreciation Fund, the Equity Fund will not screen for or monitor adherence to the Catholic value of no unjust wars.

Do the Equity Fund's investment objective and policies resemble those of the Capital Appreciation Fund?

     Both Funds are designed for investors who want long-term capital appreciation, can tolerate fluctuations in portfolio value and have no need for current income from their investment in the Fund. The Capital Appreciation Fund's objective is long-term capital growth with controlled risk, which it seeks to achieve by investing primarily in common stocks of companies in a broad range of market capitalizations. The Capital Appreciation Fund is managed using a systematic, computer-driven model to objectively identify attractive stocks solely based on numerical measures of growth and value. The continuous application of this model is designed to ensure that stocks are evaluated solely on their relative values, and are not influenced by analyst biases. The model used by the Capital Appreciation Fund to select stocks was developed by its sub-adviser, and includes limits on industry and individual stock concentrations designed to control portfolio risk.

     The investment objective of the Equity Fund is to obtain a total return from dividends and capital gains which is equal to the total return of the S&P 500 Index, less the Fund's operating expenses. The Equity Fund employs a passive investment management strategy to achieve its objective, in which the portfolio manager constructs an investment portfolio that substantially conforms to the composition and market weightings of the stocks of companies included in the S&P 500 Index. Because of the Equity Fund's exclusionary sanctity of human life screen, as well as for other reasons described in more detail in the accompanying Proxy Statement/Prospectus, the Equity Fund's investment portfolio will not precisely match the S&P 500 Index. However, its passive management strategy minimizes reliance on the subjective judgment of the portfolio manager to select and dispose of stocks and other investments. We expect that its performance will closely track that of the S&P 500 Index.

What are the federal tax implications of the Reorganization?

     In order for the Reorganization to be completed, the board of directors of The Catholic Funds must obtain a legal opinion from its counsel that, subject to certain conditions, the transaction will be tax-free for federal income tax purposes to shareholders of the Capital Appreciation Fund and to each of the Funds. However, you will recognize a capital gain (or loss) if you sell your Capital Appreciation Fund shares before the Reorganization or if you sell or exchange the Equity Fund shares you receive in the Reorganization.

What will be the size of the Equity Fund after the Reorganization and what impact is that expected to have on the shareholders of the Capital Appreciation Fund?

     As of December 31, 2001, the net assets of the Capital Appreciation Fund and the combined net assets of the other two existing equity funds of The Catholic Funds were approximately $5.0 million and $12.0 million, respectively. Accordingly, if the Reorganization of the Capital Appreciation Fund and the other two existing equity funds into the Equity Fund had occurred on December 31, 2001, the net assets of the combined Equity Fund after the Reorganization would have been approximately $17.0 million. As a result, current shareholders of the Capital Appreciation Fund may derive benefits such as relatively lower risk and costs that typically are associated with a larger fund with a more diversified portfolio.

How will you determine the number of shares of the Equity Fund that I will receive in the Reorganization?

     As of the opening of trading on the date that the Reorganization is completed, Capital Appreciation Fund shareholders will receive the number of full and fractional shares of the Equity Fund that is equal in dollar value to the aggregate net asset value of their shares of the Capital Appreciation Fund on that date. That closing date is expected to be on or about March __, 2002.

Will I have to take any steps to receive shares of the Equity Fund in the Reorganization?

     If the Reorganization is approved by shareholders of the Capital Appreciation Fund at the meeting and subsequently is completed, you will automatically receive the number of shares of the Equity Fund which you are entitled to receive in exchange for your shares of the Capital Appreciation Fund. You will not be required to take any steps to receive these shares.

Will I be able to make additional investments in the Equity Fund after the Reorganization?

     You will be free to make additional investments in the Equity Fund after the Reorganization, on the terms generally applicable to purchases of such shares as described in the Equity Fund's then current prospectus.

What if there are not enough votes to reach a quorum by the scheduled date of the special shareholder meeting, or if insufficient votes are received to approve the Reorganization?

     Catholic Knights, the ultimate parent company of Catholic Financial Services Corporation, the adviser and distributor of the Capital Appreciation Fund, holds a majority of all outstanding shares of the Capital Appreciation Fund. Catholic Knights has indicated its present intention to vote all of its shares in favor of the Plan and the Reorganization. Therefore, the representation of Catholic Knights' shares at the meeting and its vote in favor of the Plan and Reorganization will be sufficient both to constitute a quorum for the conduct of business at the meeting and for approval of the Plan and the Reorganization.

How many votes am I entitled to cast?

     You are entitled to one vote for each share (and a fractional vote for each fractional share) of the Capital Appreciation Fund that you owned on the record date. The record date is February __, 2002.

How do I vote my shares?

     Voting is easy. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. If you need any assistance or have any questions concerning the proposal or how to vote your shares, please call The Catholic Funds at (877) 846-2372.

How do I sign the proxy card?

     Individual Accounts:           Shareholders  should  sign  exactly as their
                                    names appear on the account registration shown on the card.

     Joint Accounts:                Both owners must sign exactly as their names
                                    appear  in  the registration.

     All Other Accounts:            The person  signing must indicate his or her
                                    capacity. For example, a trustee for a trust or other entity should sign, "Jane F. Doe, Trustee."

     This material may be used only when preceded or accompanied by a prospectus. Catholic Financial Services Corporation, distributor.



               THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
                     (A Series of The Catholic Funds, Inc.)

                            THE CATHOLIC EQUITY FUND
                     (A Series of The Catholic Funds, Inc.)

                           PROXY STATEMENT/PROSPECTUS

                               February ___, 2002

     This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of The Catholic Funds, Inc. ("The Catholic Funds" or "CFI") for use at a Special Meeting of Shareholders of The Catholic Disciplined Capital Appreciation Fund ("The Capital Appreciation Fund"), a series of The Catholic Funds, to be held at [time?], Central Time, on [day?], [date?], 2002 at [place?] (the "Meeting"). Proxy materials are being mailed to shareholders of The Capital Appreciation Fund on or about [date?], 2002.

     The purpose of the Shareholder Meeting is to consider and vote on a Plan of Reorganization and Liquidation (the "Plan") involving The Capital Appreciation Fund and The Catholic Equity Fund ("The Equity Fund"), another series of The Catholic Funds. A copy of the Plan is attached to this Proxy Statement/Prospectus as Appendix A.

     Pursuant to the Plan, substantially all of the assets of The Capital Appreciation Fund, net of its liabilities, would be transferred to and acquired by The Equity Fund in exchange solely for shares of common stock of The Equity Fund. Shares of The Equity Fund received by The Capital Appreciation Fund in the transaction would then be distributed pro-rata to shareholders of The Capital Appreciation Fund, and The Capital Appreciation Fund would be liquidated and discontinued as a separate mutual fund portfolio of The Catholic Funds (these transactions are referred to together in this Proxy Statement/Prospectus as the "Reorganization"). For each shareholder of The Capital Appreciation Fund, it is expected that the dollar value of your account in The Equity Fund immediately after the Reorganization will be the same as the dollar value of your account in The Capital Appreciation Fund immediately prior to the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization, meaning that shareholders of The Capital Appreciation Fund will not recognize any gain or loss through the exchange of their shares in the Reorganization. No sales charge or commission will be imposed upon The Equity Fund shares issued in the Reorganization.

     Similar reorganization transactions affecting the other two existing equity funds of The Catholic Funds, namely The Catholic Equity Income Fund and The Catholic Large-Cap Growth Fund, are being recommended for approval by the shareholders of those two funds. Subject to shareholder approval, those two funds will be consolidated with and into The Equity Fund concurrent with the completion of the Reorganization of The Capital Appreciation Fund with and into The Equity Fund. As a result, The Equity Fund's assets would consist of the combined assets of all three of the existing equity funds of The Catholic Funds. However, the Reorganization of The Capital Appreciation Fund is not dependent upon the approval and concurrent consolidation of the other two existing equity funds with and into The Equity Fund. Rather, subject to approval by the shareholders of The Capital Appreciation Fund and the satisfaction of other customary closing conditions to a transaction of this nature, the Reorganization will be completed regardless of whether either or both of the reorganizations affecting the other two existing equity funds are approved and completed.

     The Equity Fund is a newly designated series of The Catholic Funds. While The Equity Fund and The Capital Appreciation Fund are similar in many respects, they also differ in several important respects. Both Funds are designed for investors who want long-term capital appreciation, but who can tolerate fluctuations in portfolio value and have no need for current income from their investment. The investment objective The Capital Appreciation Fund is long-term capital appreciation, while The Equity Fund seeks to obtain a total return from dividends and capital gains which is equal to the total return of the S&P 500 Index, less the Fund's operating expenses. Both Funds seek to attain their objectives by investing in a portfolio of common stocks of companies selected by the application of an investment strategy designed to minimize reliance on the subjective judgment of the portfolio manager. The Capital Appreciation Fund determines what common stocks to purchase by the application of a quantitative investment strategy based on an analytical, computerized model designed by the Fund's sub-adviser. The Equity Fund, on the other hand, constructs and holds a portfolio of common stocks which substantially replicates the composition and market capitalization weightings of the S&P 500 Index. While both investment strategies are somewhat passive, the strategy of The Equity Fund relies less on the skill and judgment of the sub-adviser than that of The Capital Appreciation Fund, insofar as the analytical, computerized model used by The Capital Appreciation Fund was designed and constructed, and from time to time is modified and refined, based upon the judgment, skill and experience of the sub-adviser's personnel. Nonetheless, approximately two-thirds of the common stocks selected and held by The Capital Appreciation Fund through the application of this analytical, computerized model historically have consisted of stocks of companies included in the S&P 500 Index.

     One important way in which The Equity Fund differs from The Capital Appreciation Fund relates to the core Catholic values and the means of their implementation. Like The Capital Appreciation Fund, the Equity Fund will avoid investing in companies whose policies and practices are inconsistent with the sanctity of human life. However, rather than avoiding investment in companies whose policies and practices may be inconsistent with other important Catholic values, The Equity Fund instead will engage in shareholder advocacy activities in an effort to persuade those companies to change their offensive policies and practices. The Equity Fund anticipates that its shareholder advocacy activities will focus principally on policies and practices that affect the dignity of the human person in the workplace. Advocacy activities might include initiating letter writing campaigns to the management of companies in which The Equity Fund invests and/or initiating a dialog with managerial personnel, proposing shareholder resolutions at annual and special meetings of shareholders of the companies in which The Equity Fund invests (perhaps in a cooperative effort with other socially and/or morally responsible investors), participating in proxy campaigns for the election of directors of those companies, and the like.

     The principal executive office of The Catholic Funds is located at 1100 West Wells Street, Milwaukee, Wisconsin 53233, telephone: (877) 846-2372.

     This Proxy Statement/Prospectus sets forth concisely the information that shareholders of The Capital Appreciation Fund should know before voting on the Plan and the Reorganization. It also constitutes an offering of shares of The Equity Fund. Please read this Proxy Statement/Prospectus carefully and retain it for future reference.

     The Securities and Exchange Commission has not approved or disapproved The Equity Fund shares to be issued in the Reorganization or determined if this Proxy Statement/Prospectus is truthful or complete. If anyone tells you otherwise, they are committing a crime.

     Neither The Catholic Funds nor Catholic Financial Services Corporation is sponsored or endorsed by the Roman Catholic Church, nor has the Church approved or disapproved the shares of The Catholic Funds.

     A Statement of Additional Information, dated February __, 2002, relating to this Proxy Statement/Prospectus (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated herein by reference. Copies of the Reorganization SAI may be obtained without charge by writing to Catholic Financial Services Corporation at 1100 West Wells Street, Milwaukee, Wisconsin 53233, or by calling (877) 222-2402. We will send you a copy of the Reorganization SAI by first class mail within one business day of the date on which we receive your request.

     In addition, the Prospectus of The Capital Appreciation Fund, dated February 1, 2001 (the "Capital Appreciation Fund Prospectus"), the Statement of Additional Information of The Catholic Funds, dated February 1, 2001 (which includes information regarding The Capital Appreciation Fund) (the "Capital Appreciation Fund SAI"), and the Annual Report of The Capital Appreciation Fund for the year ended September 30, 2001 (which includes information regarding The Capital Appreciation Fund) (the "Capital Appreciation Fund Annual Report") have been filed with the Commission and are incorporated herein by reference. The Capital Appreciation Fund Prospectus accompanies this Proxy Statement/Prospectus, and the Capital Appreciation Fund SAI and the Capital Appreciation Fund Annual Report may be obtained without charge by writing Catholic Financial Services Corporation at 1100 West Wells Street, Milwaukee, Wisconsin 53233, or by calling (877) 222-2402.



                                TABLE OF CONTENTS
                                                                            Page

AVAILABLE INFORMATION..........................................................1

INTRODUCTION, VOTING INFORMATION AND REQUIREMENTS..............................1

SYNOPSIS ......................................................................4
         Introduction..........................................................4
         The Plan .............................................................5
         Reasons For The Proposed Reorganization...............................6
         Federal Tax Consequences..............................................9
         Comparison of The Capital Appreciation and The Equity Funds...........9

RISK FACTORS..................................................................17
         Market Risk..........................................................18
         Objective Risk.......................................................18
         Foreign Securities...................................................18
         Stock Selection Risk.................................................18
         Index Correlation Risk...............................................19
         Non-Fundamental Investment Objective.................................19

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES..................19
         Investment Objectives................................................19
         Principal Strategies.................................................20
         Implementation of Catholic Values....................................23

APPROVAL OF THE PLAN AND REORGANIZATION.......................................27
         Description of the Plan..............................................27
         Other Terms..........................................................28
         Background to Reorganization.........................................29
         Reasons For The Proposed Reorganization..............................32
         Federal Tax Considerations...........................................33

CAPITALIZATION................................................................35

OWNERSHIP OF FUND SHARES......................................................35

DESCRIPTION OF SECURITIES TO BE ISSUED AND RIGHTS OF SHAREHOLDERS.............36

SHAREHOLDER INFORMATION AND SERVICES..........................................37
         Shareholder Information..............................................37
         Reinvestment of Fund Distributions...................................38
         Distribution Fees....................................................38
         Redeeming Your Class A Shares of The Equity Fund.....................38

MISCELLANEOUS.................................................................42
         Independent Public Accountants.......................................42
         Interests of Experts and Counsel.....................................42
         Other Matters........................................................42


                              AVAILABLE INFORMATION

     The Catholic Funds has filed with the Commission a Registration Statement on Form N-14 (the "Registration Statement") with respect to the shares of The Equity Fund offered hereby. As permitted by the rules and regulations of the Commission, this Proxy Statement/Prospectus omits certain information, exhibits and undertakings contained in the Registration Statement. Such additional information can be inspected at the principal office of the Commission at 450 Fifth Street N.W., Washington, D.C. 20549, as well as the Commission's regional office at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, IL 60621. Copies of the Registration Statement can be obtained from the Commission at prescribed rates by writing to the Commission at either address. For further information, reference is made to the Registration Statement and to the exhibits attached to it.

     In addition to the above, The Capital Appreciation Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. Proxy materials, reports and other information about The Capital Appreciation Fund which are of public record also can be inspected and copied at public reference facilities maintained by the Commission at the addresses shown above. Copies of these materials can be inspected and copied at the Commission's principal and regional offices described above and can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549. The Commission also maintains a Website at http://www.sec.gov that contains certain other publicly available documents about The Catholic Funds, The Capital Appreciation Fund and The Equity Fund.

     No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus. If any such other information or representations are given or made, they must not be relied upon as having been authorized by The Catholic Funds. This Proxy Statement/Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it would be unlawful to make such offer in such state or jurisdiction.

                INTRODUCTION, VOTING INFORMATION AND REQUIREMENTS

     This Proxy Statement/Prospectus is being furnished to the shareholders of The Capital Appreciation Fund in connection with the solicitation of proxies by the Board of Directors of The Catholic Funds to be used at a Special Meeting of Shareholders of The Capital Appreciation Fund to be held on [DAY?], [DATE?], 2002, at [TIME?], Central Time, at [LOCATION?]. At the meeting, shareholders of The Capital Appreciation Fund will consider and vote on the Plan and the Reorganization described in the Plan pursuant to which The Equity Fund would acquire substantially all of the assets of The Capital Appreciation Fund, net of its liabilities, in exchange for shares of common stock of The Equity Fund. The shares of The Equity Fund so issued to The Capital Appreciation Fund would be distributed pro-rata to the shareholders of The Capital Appreciation Fund. The Capital Appreciation Fund would be liquidated and discontinued.

     Similar transactions are being proposed for consideration by shareholders of The Catholic Fund's other two equity funds, namely The Catholic Equity Income Fund and The Catholic Large-Cap Growth Fund, whereby those two funds also would be consolidated with and into The Catholic Equity Fund. However, the Reorganization with respect to The Capital Appreciation Fund is not dependent upon the approval and concurrent consolidation of those other two equity funds.

     Our mailing of this Proxy Statement/Prospectus and the accompanying proxy card is the principal means by which proxies will be solicited for approval of the Reorganization. Proxies also may be solicited in person, or by telephone or facsimile or, without special compensation, by officers of The Catholic Funds or by officers and employees of Catholic Financial Services Corporation, the investment adviser and distributor for The Capital Appreciation Fund. Upon request, we will reimburse brokers, dealers, banks and voting trustees or their nominees for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of shares which such persons hold of record. We estimate that the total expenses to be incurred by The Capital Appreciation Fund in connection with the Reorganization will be approximately $25,000. Catholic Financial Services Corporation has agreed to pay all such expenses.

     Any proxy which is properly executed and returned in time to be voted at the Meeting will be voted in accordance with instructions marked thereon. In the absence of such instructions, the proxy will be voted "FOR" approval of the Plan. The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting or any adjournments thereof. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation to the Secretary of The Catholic Funds or by executing and delivering a later dated proxy to The Catholic Funds or by attending the Meeting in person to vote the shares of The Capital Appreciation Fund held by such shareholder. The shares of The Capital Appreciation Fund will be voted as a separate series on approval of the Plan, and holders of shares of the other series of The Catholic Funds will not be entitled to vote on the Reorganization as it relates to The Capital Appreciation Fund.

     The presence at the meeting, in person or by proxy, of shareholders representing one-third of all outstanding shares of The Capital Appreciation Fund entitled to vote on the Reorganization constitutes a quorum for the transaction of business. Abstentions and broker non-votes (proxies from brokers or other nominee owners indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary voting power) will be treated as present for purposes of determining the presence or absence of a quorum.

     Approval of the Plan and the Reorganization contemplated by the Plan will require the affirmative vote of "a majority of the outstanding voting securities" of The Capital Appreciation Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a "majority of the outstanding voting securities" means the lesser of:

     o 67% or more of The Capital Appreciation Fund's shares present at the Meeting, if shareholders who are the owners of more than 50% of The Capital Appreciation Fund's outstanding shares are present in person or by proxy; or

     o    More than 50% of The Capital Appreciation Fund's outstanding shares.

     Accordingly, abstentions and broker non-votes will have the same effect as votes cast against approval of the Plan.

     In the event sufficient votes in favor of the Reorganization are not received by the scheduled time of the Meeting, the persons named as proxies in the enclosed proxy may propose and vote in favor of one or more adjournments of the Meeting regarding the Reorganization to permit further solicitation of proxies without the necessity of further notice. Any such adjournment will require the affirmative vote of a majority of the shares present at the session of the Meeting to be adjourned.

     Shareholders of record of The Capital Appreciation Fund at the close of business on [RECORD DATE?] (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each such shareholder will be entitled to one vote for each share (and a fractional vote for each fractional share) held by such shareholder on each matter presented at the Meeting. As of the Record Date, there were a total of _____ shares of common stock of The Capital Appreciation Fund outstanding. Catholic Knights, the ultimate parent company of Catholic Financial Services Corporation, beneficially owns and has the right to vote in excess of 50% of all of the presently issued and outstanding shares of common stock of The Capital Appreciation Fund. Catholic Knights has indicated its present intention to vote its shares in favor of approval of the Reorganization. Consequently, subject to any change in the stated intentions of Catholic Knights, shareholder approval of the Reorganization is assured.

     Under Maryland law, shareholders of The Capital Appreciation Fund will not be entitled to any appraisal or similar rights in connection with the Reorganization contemplated by the Plan. However, shareholders may redeem their shares of The Capital Appreciation Fund at net asset value prior to the closing of the proposed Reorganization in the manner specified in the Capital Appreciation Fund Prospectus.

                                    SYNOPSIS

     The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus (including a copy of the Plan attached hereto as Appendix A), as well as the Capital Appreciation Fund Prospectus, which accompanies this Proxy Statement/Prospectus and is incorporated by reference herein. The Capital Appreciation Fund Prospectus describes the investment objective and principal strategies of The Capital Appreciation Fund and provides information about the shareholder fees and operating expenses of, management and other services provided to, and purchases and redemptions of shares of, that Fund. This summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing elsewhere in this Proxy Statement/Prospectus, the Plan and the Capital Appreciation Fund Prospectus.

Introduction

     Shareholders of The Capital Appreciation Fund will be asked at the Meeting to approve the Plan and the Reorganization described in the Plan and as described herein. If approved, the Reorganization is expected to be completed as of the opening of business on or about [DATE?], 2002, or such other date as the parties may determine, assuming that all conditions to closing have been satisfied.

     The Equity Fund is a newly designated series of The Catholic Funds. It will first commence business operations upon and following the closing of the Reorganization. Catholic Financial Services Corporation ("CFSC"), a Wisconsin corporation organized in 1994, is the investment adviser and distributor for both The Equity Fund and The Capital Appreciation Fund. As the adviser, CFSC makes the investment decisions for the Funds. As the distributor, CFSC sells the Funds' shares to investors. The majority of the outstanding stock of CFSC is owned by Catholic Knights Financial Services, Inc., which functions as an administrative holding company and is a wholly-owned subsidiary of Catholic Knights. Catholic Knights is a non-profit, non-stock membership organization, licensed to do business as a fraternal benefit society. The remaining outstanding stock in CFSC is owned by Catholic Order of Foresters (a non-profit, non-stock Illinois fraternal benefit society), Catholic Knights of America (a non-profit, non-stock Missouri fraternal benefit society), and Catholic Union of Texas, The KJT (a Texas fraternal benefit society). These four Catholic fraternals are referred to in this Proxy Statement/Prospectus as the "Catholic Fraternal Alliance."

     Mellon Equity Associates, LLP ("Mellon" or the "sub-adviser") is the sub-adviser for The Equity Fund. Mellon is a wholly owned, independently managed subsidiary of Mellon Financial Corporation, organized as a limited liability partnership. Mellon's principal executive offices are located at 500 Grant St., Suite 4200, Pittsburgh, Pennsylvania 15258.

     CFSC and Mellon are sometimes referred to together herein as the adviser.

The Plan

     The Plan describes the essential terms of the proposed Reorganization and is set forth in full as Appendix A attached to this Proxy Statement/Prospectus. Pursuant to the Plan, substantially all of the assets of The Capital
Appreciation Fund, net of its liabilities, will be transferred to The Equity Fund in exchange solely for the issuance to The Capital Appreciation Fund of shares of Class A Common Stock of The Equity Fund. The Capital Appreciation Fund will then immediately make a pro rata distribution to the shareholders of The Capital Appreciation Fund of the shares of The Equity Fund it receives in that exchange. As a result of the Reorganization, each shareholder of The Capital Appreciation Fund will receive that number of full and fractional shares of The Equity Fund which is equal in value to the shareholder's pro rata interest in the net assets transferred to The Equity Fund as of the "Valuation Date" (as defined below).

     Shareholders of The Capital Appreciation Fund will not pay any sales load or sales commissions on the shares of The Equity Fund that they receive in the Reorganization or on the shares of The Capital Appreciation Fund that they surrender in the Reorganization. Additionally, it is a condition to the closing of the Reorganization that The Catholic Funds receive a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization so qualifies, shareholders of The Capital Appreciation Fund will not recognize any income, gain or loss for federal income tax purposes as a result of the exchange in the Reorganization of their shares in The Capital Appreciation Fund for shares of The Equity Fund. For additional information about the tax consequences of the Reorganization see "Approval of the Plan and Reorganization - Federal Tax Considerations" below.

     Contemporaneously with the closing and the distribution of the shares of The Equity Fund to shareholders of The Capital Appreciation Fund, The Capital Appreciation Fund will satisfy its liabilities (applying any liquidating assets retained in the Reorganization for such purpose), liquidate and be discontinued as a separate series of The Catholic Funds. Accordingly, the shareholders of The Capital Appreciation Fund will become shareholders of The Equity Fund. It is expected that the value of each shareholder's account in The Equity Fund immediately after the Reorganization will be the same as the value of that shareholder's account in The Capital Appreciation Fund immediately prior to the Reorganization.

     Although each party to the Plan will bear its own out-of-pocket expenses, CFSC has agreed to pay all of the expenses incurred by each of the Funds.

     Completion of the Reorganization is subject to a number of conditions which are customary for transactions of this kind, in addition to the receipt of the tax opinion described above.

Reasons For The Proposed Reorganization

     CFSC has served as investment adviser and distributor to all three of the existing equity funds of The Catholic Funds, including The Catholic Equity Income Fund and The Catholic Large-Cap Growth Fund, in addition to The Capital Appreciation Fund, since their inceptions on May 3, 1999. As of December 31, 2001, these three equity funds had total assets of approximately $17.0 million, reflecting asset growth and investments far below that initially anticipated by CFSC in its business plan when it conceived the three equity funds. CFSC and management of The Catholic Funds attribute the disappointing growth primarily to the volatile, uncertain and declining stock market environment that has persisted in the United States since quite soon after these three equity funds commenced their operations. That market environment made investors reticent to invest in any mutual fund, let alone small, new funds with no long-term performance history such as The Catholic Funds. This also made licensed securities representatives and insurance agents of the Catholic Fraternal Alliance less inclined to become licensed with CFSC in order to market and promote the sale of shares of The Catholic Funds. The lack of a sizeable sales force has further frustrated sales and growth.

     The present small size of The Capital Appreciation Fund and the other two existing equity funds of The Catholic Funds puts them at a competitive disadvantage with their peers. This is true in part because all mutual funds have certain fixed costs that are spread over all of the assets of the fund, including such things as legal fees, accounting fees, director fees, blue sky qualification fees and the like. These fixed fees cause The Catholic Funds to have higher expense ratios which detract from their investment performance as compared to their larger peers. In order to offset the negative effects of these expenses, CFSC has been waiving fees and reimbursing expenses so that the operating expenses of The Capital Appreciation Fund would not exceed 1.75% of average daily net assets for any fiscal year, but CFSC is not prepared to continue subsidizing The Capital Appreciation Fund indefinitely into the future. Accordingly, CFSC has for some time been considering strategic options to increase sales and build assets sufficient to make The Capital Appreciation Fund viable as a self-sustaining entity. In considering and designing strategic marketing options for The Capital Appreciation Fund, the paramount requirement of CFSC and management and the board of directors of The Catholic Funds has been the adherence to the principle that Catholic values should remain a differentiating factor between The Catholic Funds and its peers.

     CFSC retained the services of Precision Marketing Partners, LLC ("Precision Marketing"), a Milwaukee, Wisconsin-based financial services sales and marketing firm to help it assess strategic options and to select a distribution strategy to frame and communicate long-term sales and marketing alternatives for The Catholic Funds. Precision Marketing was founded by a group of individuals with many years of successful experience and expertise in marketing mutual funds and distributing their shares. Its chairman and chief executive officer, Ms. Rochelle Lamm, and other members of her management team worked together in former capacities to build and manage several nationally recognized investment management and broker/dealer organizations, including a family of mutual funds sponsored by a fraternal benefit society that today has over $10 billion in assets.

     In a report first presented to the board of directors at a special meeting held on October 26, 2001, Precision Marketing identified a number of factors that have contributed to the lack of sales of The Catholic Funds, including the following:

     o The three existing equity funds of The Catholic Funds have not been perceived by investors as clearly distinguishable investment options. While their investment objectives and investment programs are somewhat different, their implementation has created investment portfolios with significant overlap in stock selection. This creates confusion among investors and selling representatives, thereby frustrating the goal of creating a diverse family of mutual funds.

     o Neither CFSC nor the sub-advisers of the three existing equity funds are household names that attract investors, and the performance of the three existing equity funds, while above average, has not been so outstanding that it alone attracts investors.

     o    The  sales  force of CFSC has not  grown as  expected  and,  given the relatively modest universe of insurance agents and securities representatives licensed with the Catholic Fraternal Alliance, it is not likely that CFSC will have sufficient sales representatives in the near future to generate the volume of sales that CFSC projected in its business plan.

     Given these obstacles, Precision Marketing suggested three possible alternatives, namely: liquidate and discontinue all three of the existing equity funds; seek one or more other fund families with mutual funds comparable to The Catholic Funds that might be possible merger partners for the three existing equity funds; or, restructure The Catholic Funds in a manner designed to:

     o Eliminate the confusion created by multiple, similar funds through a consolidation of all three equity funds into a core equity fund with an investment program that is easy to understand;

     o Eliminate sub-adviser name recognition and investment performance as competitive issues by adopting a passive management style which tracks a major index, such as the S&P 500 Index;

     o Adopt additional classes of shares with expense structures designed to be attractive for direct marketing programs and wholesaling/ institutional client marketing programs, thereby reducing the reliance on a retail brokerage network for asset growth; and

     o Continue to adhere to selected core Catholic values in the investment program.

     The board of directors of The Catholic Funds held a special meeting on October 26, 2001 at which management of CFSC and The Catholic Funds, together with a principal from Precision Marketing, presented Precision Marketing's report and management's recommendations of the Reorganization based thereon. The board further considered and approved the Reorganization in principle on November 12, 2001, and formally ratified the Plan on February 14, 2002, subject to approval by the shareholders of The Capital Appreciation Fund. At these meetings, the board of directors requested and reviewed information about the investment objective and program of The Equity Fund and the Catholic values to which The Equity Fund would adhere and the manner in which those Catholic values would be implemented. The board of directors also requested and reviewed information about Mellon and the sub-advisory agreement entered into with Mellon, asked questions of and received answers from management of Mellon, CFSC and management of The Catholic Funds, and made inquiries of CFSC regarding the terms of the Reorganization and its anticipated benefits to the shareholders of The Capital Appreciation Fund. The board also consulted with The Catholic Funds' legal counsel, and considered alternatives, including the alternatives identified in Precision Marketing's report.

     In approving the Plan, the board considered numerous factors, including:

     o CFSC's strong desire and continuing commitment to provide Catholics with an attractive, core investment product that enables them to adhere to certain core Catholic values;

     o The unlikelihood of successfully finding a merger partner that would adhere to the Catholic values; and

     o The reasonableness of the proposed Reorganization to address and successfully resolve the factors that have inhibited growth of The Capital Appreciation Fund, as identified in Precision Marketing's report.

     In addition, in approving the Plan, the board considered numerous other factors, including the investment philosophy, performance, personnel, resources and financial condition of CFSC and Mellon; the nature, quality, scope and cost of advisory services; the differences between The Capital Appreciation Fund and The Equity Fund in terms of their investment objectives, principal strategies and risks, portfolio management, and fee and expense structure; the selection and method for implementing the Catholic values; the terms of the Plan, including the structure of the Reorganization as a tax-free transaction; and other factors deemed relevant by the board.

     The board believes the reorganization offers the following benefits to the shareholders of The Capital Appreciation Fund, among others:

     o The continuation of an opportunity to invest in an equity fund that adheres to certain core Catholic values important to them;

     o The elimination of multiple equity investment options that are confusing and somewhat overlapping;

     o A simple, easy to understand passive investment strategy designed to follow the performance of the S&P 500 Index;

     o    A higher potential for future asset growth;

     o    Potential for lower annual fund operating expenses; and

     o Potential for increased portfolio diversification, greater buying power, lower transaction costs and other economies of scale associated with a larger combined fund.

     For these and other reasons, the board of directors of The Catholic Funds, including the directors who are not "interested persons" of The Catholic Funds (as that term is defined in the 1940 Act), has concluded that the Reorganization is fair to, and in the best interests of, the shareholders of The Capital Appreciation Fund and that their economic interests will not be diluted as a result of the Reorganization.

     The board of directors of The Catholic Funds unanimously recommends that shareholders of The Capital Appreciation Fund vote FOR approval of the Plan and the Reorganization.

Federal Tax Consequences

     A condition to completion of the Reorganization is the receipt of a legal opinion from Quarles & Brady LLP that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss will be recognized for federal income tax purposes by the shareholders of The Capital Appreciation Fund or by The Capital Appreciation Fund or The Equity Fund as a result of the Reorganization. However, it is anticipated that, immediately following the Reorganization, The Equity Fund will adjust the investment portfolio it acquires from The Capital Appreciation Fund to conform to the S&P 500 Index. We anticipate that The Equity Fund will recognize a net capital loss on the sale of portfolio securities that it acquires in the Reorganization from The Capital Appreciation Fund.

Comparison of The Capital Appreciation and The Equity Funds

     Below is a brief comparison of the principal features of The Capital Appreciation Fund and The Equity Fund. For more detailed information about The Capital Appreciation Fund, please refer to the Capital Appreciation Fund Prospectus which accompanies this Proxy Statement/Prospectus.

     Investment Objectives and Principal Strategies

     Summary. Both of The Equity Fund and The Capital Appreciation Fund are designed for investors who want long-term capital appreciation, can tolerate fluctuations in portfolio value and have no need for current income from the respective Funds. However, these two Funds have somewhat different investment objectives and strive to obtain their objectives through substantially different investment strategies and programs. In terms of their Catholic values, both Funds avoid investing in securities of companies that manufacture products, provide services or engage in business practices which are inconsistent with the sanctity of human life, but there are some differences in other Catholic values adhered to by the Funds and the manner in which they implement those other Catholic values.

     The Capital Appreciation Fund. The Capital Appreciation Fund seeks long-term growth of capital with controlled risk by investing in a diversified portfolio, primarily in common stocks of companies in a broad range of market capitalizations. To attain this objective, the Fund employs a systematic, computer-driven model to objectively identify attractive stocks solely based on numerical measures of growth and value. The Fund consistently and continuously applies this model to ensure that stocks are evaluated solely on their relative values, and that stock selections and dispositions are not influenced by analyst biases. This disciplined process of stock selection has built-in portfolio risk controls that limit industry and individual stock concentration. The Fund's portfolio is diversified with approximately 100 stocks across many industries, normally with the majority of the issues in companies with market capitalizations between $1 billion and $10 billion at the time of purchase. A significant portion of the Fund's total assets will be invested in companies with medium market capitalizations. The Fund has the flexibility to invest in other market capitalizations and other types of securities, including the securities of foreign issuers traded on a U.S. national securities exchange or on the NASDAQ National Market System.

     The Equity Fund. The Equity Fund seeks to obtain a total return from dividends and capital gains which is equal to the total return of the S&P 500 Index, less the Fund's operating expenses. The Fund attempts to achieve its objective by investing in a portfolio of common stocks that substantially replicates the composition of the S&P 500 Index. When the adviser receives notification of a change in the composition of the Index, the adviser generally makes a corresponding change in the composition of the Fund's investment portfolio.

     Certain companies included in the S&P 500 Index from time to time may manufacture products, provide services or engage in other business practices which are inconsistent with the Fund's Catholic value regarding the sanctity of human life (the "sanctity of life exclusionary screen"), which is described in more detail below. As of the date of this Proxy Statement/Prospectus, less than 2% of the total market capitalization of the S&P 500 Index consisted of stocks of companies that the Fund would exclude by applying this screen. To reduce the performance tracking error between the Fund and S&P 500 Index that will result from the Fund's exclusion of those stocks, the subadviser will use modeling techniques to quantify the tracking error and will rebalance the Fund's portfolio among the remaining Index stocks in an attempt to minimize the tracking error.

     The Equity Fund's passive investment strategy is somewhat similar to the investment strategy of The Capital Appreciation Fund. The Capital Appreciation Fund seeks long-term capital appreciation by investing in common stocks in a broad range of capitalizations. Its portfolio manager utilizes an analytical, computerized model to determine what stocks to purchase, hold and sell for the Fund. Like the passive investment management style of The Equity Fund, use of this analytical, quantitative investment strategy minimizes reliance on the subjective judgment of the portfolio manager. While the skill, judgment and expertise of personnel of the sub-adviser for The Capital Appreciation Fund certainly were, and continue to be, instrumental in the design, construction and continuing modification and refinement of this model, and while some subjective judgment of the portfolio manager inevitably must be exercised with respect to the application of the model in the investment program of The Capital
Appreciation Fund, historically approximately two-thirds of The Capital Appreciation Fund's investment portfolio has consisted of common stocks of companies included in the S&P 500 Index, and the Fund's performance has been quite similar to that of the S&P 500 Index.

     Catholic Values. The Capital Appreciation Fund adheres to three important Catholic values selected by the board of directors of The Catholic Funds, namely the sanctity of human life, no unjust wars and the dignity of the human person. The Capital Appreciation Fund will not invest in securities of companies that manufacture products, provide services or engage in other business practices that CFSC determines are inconsistent with any of these three Catholic values, based on guidelines established by the board of directors.

     The Equity Fund focuses on two of these same three Catholic values, namely the sanctity of human life and the dignity of the human person. Like The Capital Appreciation Fund, The Equity Fund does not invest in securities of companies whose businesses CFSC determines are inconsistent with the sanctity of human life. However, with respect to the dignity of the human person value, rather than excluding those companies from The Equity Fund's investment portfolio, CFSC engages in shareholder advocacy actions designed to persuade such companies to reform their offending business practices and policies to better reflect this important Catholic value. Presently, these advocacy efforts focus on how employers treat members of the work force, which the board believes is likely to be representative of a company's general policy toward issues of human dignity. The board further believes this advocacy approach offers greater potential to persuade companies to reform their practices and policies that offend the dignity of the human person, as opposed to an exclusionary policy that potentially goes unnoticed by management of the offending company. However, because of the extremely fundamental nature of the sanctity of human life value, the board of directors believes it would be inappropriate for The Equity Fund to invest in the securities of companies that do not adhere to this value, even under an advocacy program.

     Risk Factors

     The primary risks of The Capital Appreciation Fund and The Equity Fund are similar, but not identical. Both experience market risk, which is the risk that common stock prices overall will rise and fall over short and even extended periods. Both also experience objective risk, which is the risk that a Fund's investments will depend not only on the movement of the market in general, but on factors that affect the individual stocks held in the Fund's portfolio, such as a company's financial performance, management and business trends. In addition, The Equity Fund is exposed to a risk that the large capitalization stocks included in its portfolio may trail returns from the overall stock market for short or even extended periods. Because The Capital Appreciation Fund invests in stocks in a broader range of market capitalizations, its results are less dependent on the performance of companies within any particular range of market capitalization.

     The Capital Appreciation Fund also is exposed to the risk that the stocks selected under its quantitative, analytical model may not perform as well as other stocks the adviser could select consistent with The Capital Appreciation Fund's investment program. As a passively managed fund, The Equity Fund is not subject to this same selection risk, however it is exposed to the risk that the return on its investment portfolio may not precisely track that of the S&P 500 Index. This risk results from a number of factors that will preclude The Equity Fund's investment portfolio from precisely mirroring the composition of the S&P 500 Index at all times.

     Both Funds also are exposed to the risk that the implementation of their Catholic value exclusionary screens may limit investments available to the Funds as compared to their peers, and the return on the securities that the Funds can purchase may be less than similar securities they might otherwise purchase (or, in the case of The Equity Fund, other securities included in the S&P 500 Index). Finally, because The Capital Appreciation Fund may invest in foreign securities, it is exposed to special risks associated with investing in foreign securities that are not typically associated with investing in securities of U.S. companies.

     For a more detailed description of risks associated with investing in The Capital Appreciation Fund, see the section of the Capital Appreciation Fund Prospectus captioned "Investment Risks." For a more detailed discussion of risks associated with investing in The Equity Fund, see the section of this Proxy Statement/Prospectus captioned "Risk Factors."

     Performance

     The Equity Fund has not yet commenced operations, and therefore has no performance history. However, in the concurrent consolidations of the three existing equity funds of The Catholic Funds into The Equity Fund, The Capital Appreciation Fund will be considered the surviving fund, because its investment program, strategy and portfolio most closely resemble those of The Equity Fund. Accordingly, The Equity Fund will retain and will advertise the performance history of The Capital Appreciation Fund as its own. Please read The Capital Appreciation Fund Annual Report, which was previously mailed to you, for more information on the performance of The Capital Appreciation Fund through September 30, 2001.

     Size of Funds

     On December 31, 2001, The Capital Appreciation Fund had an aggregate net asset value of $5.0 million, and the other two existing equity funds of The Catholic Funds had aggregate net assets of $12.0 million, consisting of $5.7 million in The Catholic Equity Income Fund and $6.3 million in The Catholic Large-Cap Growth Fund. Accordingly, if all three of the reorganizations had been completed as of that date, The Equity Fund would have had approximately $17.0 million in net assets immediately following those reorganizations.

     Classes of Shares

     The Capital Appreciation Fund offers only shares of Class A Common Stock, which have a front-end sales charge of up to 4.00% and a Rule 12b-1 distribution fee of 0.25%. The Equity Fund offers three classes of shares, including Class A Common Stock with a sales load structure and 12b-1 fee identical to shares of Class A Common Stock of The Capital Appreciation Fund. The Equity Fund also offers Class C Common Stock and Class I Common Stock, but will not issue any shares of those classes in connection with the Reorganization. Those Classes of shares have different sales load structures, rule 12b-1 distribution fees and minimum investment requirements as compared to The Equity Fund's Class A Common Stock. The performance of the various classes of shares will vary based on those differences in sales charges and fees.

     Expenses

     The following table compares the fees and expenses that you may pay if you buy and hold shares of Class A Common Stock of The Capital Appreciation Fund and The Equity Fund. The information for The Equity Fund is estimated by management (based on the assumption that the Reorganization and the concurrent reorganizations of the other two existing equity funds with and into The Equity Fund are completed).


                                                         THE CAPITAL
                                                      APPRECIATION FUND        THE EQUITY FUND
                                                      ------------------       ---------------

Shareholder Fees (fees paid directly from your investment)

Maximum  Sales  Charge  (Load)  Imposed  on                 4.00%                   4.00%
Purchases  (as  a  percentage  of  offering
price)(1)

Maximum   Deferred   Sales  Charge   (Load)                 None                    None
Imposed on Redemptions  (as a percentage of
original   purchase   price  or  redemption
proceeds, whichever is less)

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Management Fees                                             0.90%                   0.50%

Distribution (12b-1) Fees                                   0.25%                   0.25%

Other Expenses(2)                                           1.90%                   0.75%
                                                            -----                   -----
Total Annual Fund Operating Expenses                        3.05%                   1.50%
                                                            =====                   =====

Less: Fee Waivers and Expense                               1.30%                   0.55%
Reimbursements(3)                                           -----                   -----

Net Annual Fund Operating Expenses                          1.75%                   0.95%
                                                            =====                   =====
------------------------------------


(1) The maximum initial sales charge for Class A shares of each Fund applies to investments of up to $25,000, and is reduced for larger investments. No initial sales charge will be imposed on shares of The Equity Fund issued to shareholders of The Capital Appreciation Fund in the Reorganization.

(2) "Other expenses" are based on amounts actually incurred during the fiscal year ended September 30, 2001 for The Capital Appreciation Fund, and are based on management's estimated amounts for the fiscal year ending
     September 30, 2002 for The Equity Fund assuming the completion of the Reorganization and the concurrent reorganizations of the other two existing equity funds into The Equity Fund.

(3) CFSC has contractually agreed, for the current fiscal year, to reimburse expenses and waive fees to the extent necessary so that "Annual Total Fund Operating Expenses" will not exceed 1.75% for The Capital Appreciation Fund and 0.95% for The Equity Fund.

     Example

     The following Example is intended to help you compare the cost of investing in The Capital Appreciation Fund (and investing in The Equity Fund giving effect to the Reorganization and the concurrent reorganizations of the other two existing equity funds with and into The Equity Fund) with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same (with fee waivers and expense reimbursements for The Capital Appreciation Fund and The Equity Fund in effect for one year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                 1 year       3 years      5 years      10 years
                                 ------       -------      -------      --------

The Capital Appreciation Fund    $571         $1,187       $1,828       $3,542

The Equity Fund(1)               $493         $955
--------------------------

(1) Because The Capital Appreciation Fund shareholders will not have to pay a sales load on shares of The Equity Fund they receive in the Reorganization, the pro forma expenses they would pay on a $10,000 investment in such shares (and assuming a 5% annual return and redemption at the end of each time period) would be as follows: $493 - 1 year and $691 - 3 years. These lower expenses do not reflect any front-end sales load paid at the time of initial investment in the Class A shares of The Capital Appreciation Fund that shareholders surrender in exchange for Class A shares of The Equity Fund in the Reorganization.

     Sales Charges

     The front-end sales charges imposed on purchases of Class A shares of The Equity Fund are the same as those for shares of The Capital Appreciation Fund. For a description of those sales charges, please see the section of the Capital Appreciation Fund Prospectus captioned "How to Invest."

     Minimum Purchases

     The minimum investment amounts to open and to add to an account for Class A shares of The Equity Fund are the same as for The Capital Appreciation Fund. For a description of those minimum investment amounts, see the section of the Capital Appreciation Fund Prospectus captioned "How to Invest."

     Redemption Procedures

     The redemption procedures that apply to Class A shares of The Equity Fund are the same as those that apply with respect to the redemption of shares of The Capital Appreciation Fund. For a description of those redemption procedures, see the section of this Proxy Statement/Prospectus captioned "Shareholder Information and Services - Redeeming Your Class A Shares of The Equity Fund" with respect to The Equity Fund, and the section of the Capital Appreciation
Fund Prospectus captioned "Selling Your Shares" with respect to The Capital Appreciation Fund.

     Exchanges

     As a shareholder of The Capital Appreciation Fund, you have exchange privileges among The Catholic Money Market Fund and the other two existing equity funds of The Catholic Funds. Following the Reorganization, and assuming the concurrent reorganization of the other two existing equity funds of The Catholic Funds with and into The Equity Fund, The Catholic Funds will have only two series, namely The Equity Fund and The Catholic Money Market Fund. Therefore, following the Reorganization, exchanges will be available only between those two Funds. Those exchanges will be subject to the same requirements and procedures as presently apply to exchanges between The Capital Appreciation Fund and The Catholic Money Market Fund. For a detailed description of the requirements and procedures that apply to exchanges among the various funds of The Catholic Funds, please see the section of the Capital Appreciation Fund Prospectus captioned "Selling Your Shares - Exchange Privilege."

     Other Shareholder Services

     The Equity Fund offers other shareholder services which are the same as those presently offered by The Capital Appreciation Fund, including purchases and sales by telephone, purchases and sales by wire, automatic investment plans and automatic withdrawal plans. For a detailed description of these shareholder services, please refer to the sections of the Capital Appreciation Fund Prospectus captioned "How to Invest" and "Selling Your Shares."

     Dividends and Distributions

     Like The Capital Appreciation Fund, The Equity Fund will distribute any net investment income annually, and will distribute any net realized long or short-term capital gains at least annually. For a more detailed description of The Equity Fund's distribution practices and policies, see the section of this Proxy Statement/Prospectus captioned "Shareholder Information and Services." For The Capital Appreciation Fund, see the section of the Capital Appreciation Fund Prospectus captioned "Shareholder Information."

     Management and Operations

     CFSC serves as adviser and distributor to both The Capital Appreciation and The Equity Funds. Under the terms of an investment advisory agreement between The Catholic Funds and CFSC, CFSC, together with the sub-advisers and subject to the supervision of the board of directors of The Catholic Funds, manages the investment and reinvestment of the Funds' assets, provides the Funds with personnel, facilities and administrative services, and supervises the Funds' daily business affairs. CFSC also formulates and implements a continuous investment program for the Funds consistent with each Fund's investment objectives, policies and restrictions. For providing these services, CFSC receives an annual advisory fee at the rate of 0.90 of 1% of the average daily net assets of The Capital Appreciation Fund, and 0.50 of 1% of the average daily net assets of The Equity Fund.

     Vantage Global Advisors, Inc. (d/b/a Vantage Investment Advisors) ("Vantage"), 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the sub-adviser to The Capital Appreciation Fund. Vantage, which is registered an investment adviser under the securities laws, is wholly-owned by Lincoln National Corporation. A committee of investment professionals comprised of Vantage personnel overseen by its chief investment officer manages the assets of The Capital Appreciation Fund. For its services as sub-adviser, Vantage receives an annual fee at the following rate: 0.50 of 1% on the first $50 million of The Capital Appreciation Fund's average daily net assets; 0.45 of 1% on the next $50 million; and 0.40 of 1% of average daily net assets over $100 million. This sub-advisory fee is paid by CFSC out of its advisory fee. For more information about Vantage and its services, please refer to the section of The Capital Appreciation Fund Prospectus captioned "Management - Sub-Advisers - The Catholic Disciplined Capital Appreciation Fund."

     Mellon Equity Associates, LLP serves as sub-adviser for The Equity Fund. Mellon is an independently run, wholly owned subsidiary of Mellon Financial
Corporation, organized as a limited liability partnership. The firm became a separate legal entity from the equity management group of the Mellon Bank trust department in January 1987, managing domestic equity accounts for U.S. tax-exempt clients. The equity management group has managed institutional, tax-exempt assets since 1947. The firm's proprietary investment process, developed by its current principal officers, has been used to manage domestic equity accounts for U.S. tax-exempt clients since January 1983. Today, Mellon manages nearly $23 billion in assets for approximately 140 clients.

     Thomas J. Durante, a chartered financial analyst, will manage the day-to-day investment of the assets of The Equity Fund. Mr. Durante specializes in the management of indexed and enhanced-indexed equity products for Mellon. Before joining Mellon in 2000, Mr. Durante was a controller of funds at Dreyfus Corporation for over 18 years. He earned a Bachelor of Science degree in accounting from Fairfield University.

     From its advisory fees, CFSC pays Mellon a sub-advisory fee for managing the assets of The Equity Fund at the annual rate of 12 basis points (0.12%) on the first $50 million of the Fund's average daily net assets, and six basis points (0.06%) on the Fund's average daily net assets in excess of $50 million.

     The  distribution  services  that  CFSC  provides  to The  Equity  Fund are provided on the same basis and under identical terms and conditions as the distribution services it provides to The Capital Appreciation Fund, and the rule 12b-1 distribution plan and related fees applicable to Class A shares are the same for both Funds. For a description of these arrangements, please refer to the section of this Proxy Statement/Prospectus captioned "Shareholder Information and Services - Distribution Fees" for The Equity Fund, and to the section of the Capital Appreciation Fund Prospectus captioned "Shareholder Information - Distribution Fees" for The Capital Appreciation Fund.

                                  RISK FACTORS

     In evaluating whether to approve the Plan and invest in The Equity Fund, shareholders should carefully consider the following summary of comparative risk factors relating to The Equity Fund and The Capital Appreciation Fund, in addition to the other information set forth in this Proxy Statement/Prospectus. The risks associated with investing in The Equity Fund are similar to the risks associated with investing in The Capital Appreciation Fund in that both Funds invest in equity securities of mid to large size companies, although there are some differences as well.

Market Risk

     Both Funds are subject to market risk, which is the risk that the overall prices of the common stocks in which they invest will rise and fall over short and even extended periods. The equity markets tend to move in cycles, and the net asset value of both Funds (and therefore their share prices) will fluctuate with these price changes and market fluctuations. You could lose money investing in either Fund.

Objective Risk

     Both Funds also are subject to objective risk, which is the risk that the value of their investments will be affected not only by movements in the stock market generally, but also by factors that affect the individual stocks held in their investment portfolios, such as a company's financial performance, management and business trends. There also is a risk that stocks in the market capitalization ranges in which these two Funds invest may trail returns from the overall stock market for short or even extended periods.

Foreign Securities

     The Capital Appreciation Fund may invest in foreign securities. Foreign securities involve special risks and considerations not typically associated with investing in securities of U.S. companies. These include: fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; and greater difficulties in commencing lawsuits against foreign issuers.

     Because The Equity Fund invests only in U.S. companies, it is not exposed to these risks.

Stock Selection Risk

     The Capital Appreciation Fund depends on the design of the quantitative, analytical model developed by its sub-adviser to select stocks that perform well, and the ability of its management team to apply that model to the Fund's investment program. The Fund is subject to the risk that the model may not prove to achieve its intended results, and that the persons applying the model may exercise imprudent or incorrect judgment. As a result of either of these factors, the stocks selected for the Fund may not achieve the desired appreciation in value, and may even decline in value.

     Because The Equity Fund is managed passively to conform substantially to the S&P 500 Index, it is not significantly exposed to this risk.

Index Correlation Risk

     The Equity Fund is exposed to the risk that its performance will not track that of the S&P 500 Index at all times. This is so for a number of reasons. First, the application of The Equity Fund's sanctity of life exclusionary screen will prevent the adviser from purchasing stocks of all of the companies included in the S&P 500 Index, and the Fund's investment portfolio therefore will not precisely replicate the composition and capitalization weightings of companies included in the S&P 500 Index. Also, The Equity Fund from time to time will hold uninvested cash. This might occur, for example, when the Fund receives the proceeds of new investments pending the adviser's investment of those proceeds in stocks of the S&P 500 Index. Also, the adviser may from time to time choose to hold uninvested cash to meet anticipated redemptions. In either case, the cash assets will create further deviations between the composition of the Fund's investment portfolio and that of the S&P 500 Index. These deviations in portfolio composition will affect the performance of The Equity Fund relative to the S&P 500 Index.

     Finally, unlike the S&P 500 Index, The Equity Fund incurs transaction and operating costs (e.g., brokerage commissions, investment management fees, custodian and transfer agent fees, legal and accounting fees, and the like). These fees and expenses will reduce the total return of the Fund as compared to that of the S&P 500 Index.

Non-Fundamental Investment Objective

     The investment objective of The Equity Fund is not fundamental. This means that the Fund's investment objective could be changed by action of CFI's Board of Directors, without the consent or approval of the shareholders of the Fund. For example, the Board may find it necessary to change the investment objective of the Fund if the composition of the S&P 500 Index should become so heavily weighted with stocks of companies that the Fund could not hold under its sanctity of life exclusionary policy, the Fund may be unable to construct a portfolio of stocks that reasonably can be expected to track the performance of the S&P 500 Index. Under these circumstances, the Board may find it necessary to modify the investment objective of The Equity Fund. The Fund would provide shareholders with at least 60 days advanced written notice before making any such change in its investment objective.

          COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

Investment Objectives

         While the Funds have somewhat different investment objectives, they are both designed for investors who want long-term capital appreciation, can tolerate fluctuations in portfolio value and have no need for current income from their investment in the relevant Fund.

     The Equity Fund. The Equity Fund seeks to obtain a total return from dividends and capital gains which is equal to the total return of the S&P 500 Index, less The Fund's operating expenses.

     The Capital Appreciation Fund. The Capital Appreciation Fund seeks long-term capital growth of capital with controlled risk by investing in a diversified portfolio, primarily in common stocks of companies in a broad range of market capitalizations.

Principal Strategies

     General. Both Funds generally invest in common stocks. While The Equity Fund focuses on stocks of companies with large capitalization, The Capital Appreciation Fund generally invests a significant portion of its total assets in companies with medium market capitalizations. The Capital Appreciation Fund is managed under a strategy which uses a systematic, computer-driven model to objectively identify attractive stocks solely based on numerical measures of growth and value. The consistent and continuous application of this model ensures that stocks are evaluated solely on their relative values and that stock selection is not influenced by analyst biases. Nonetheless, there is still a good deal of subjective judgment involved in applying this analytical model to the investment program of The Capital Appreciation Fund. In addition, the success of this strategy to select stocks which will achieve The Capital Appreciation Fund's objective is dependent on the judgment and skills of the persons who designed the model and who monitor and modify the model from time to time. Thus, while this strategy reduces some of the subjective judgment involved in the day-to-day management of many actively managed funds, the performance of The Capital Appreciation Fund nonetheless is still significantly dependent upon the judgment and skill of the sub-adviser. For a detailed description of the investment program of The Capital Appreciation Fund, please refer to the section of the Capital Appreciation Fund Prospectus captioned "The Catholic Disciplined Capital Appreciation Fund."

     The Equity Fund, on the other hand, uses a passive management strategy. Under this strategy, the portfolio manager attempts to match, as closely as possible, the performance of the S&P 500 Index by holding each stock found in the Index in roughly the same proportion (measured by market capitalization) as represented in the Index itself, subject to the application of the Fund's sanctity of life exclusionary screen. For example, if 3% of the total market capitalization of the S&P 500 Index consisted of the common stock of a particular company, then the Fund generally would invest 3% of its assets in shares of common stock of that company.

     Certain companies included in the S&P 500 Index from time to time may manufacture products or provide services which are inconsistent with the Fund's sanctity of life exclusionary screen, and the Fund will not invest in the common stocks of those companies. Accordingly, the Fund will not fully replicate the Index at all times. Presently there are six companies included in the S&P 500 Index in which the Fund may not invest because of this exclusionary screen. Together those companies comprise less than 2% of the total market capitalization of the S&P 500 Index. To reduce the performance tracking error between the Fund and the S&P 500 Index that will result from the Fund's exclusion of those stocks, the subadviser will use modeling techniques to quantify the tracking error and will rebalance the Fund's portfolio among the remaining Index stocks in an attempt to minimize the tracking error. The adviser does not believe that the application of this exclusionary screen will adversely affect the ability of the Fund to achieve its objective.

     Passive Management. Passive management appeals to many investors for a number of reasons, including the following:

          o    Simplicity - it is a straightforward market matching strategy;

          o Diversification - broad indices such as the S&P 500 Index cover a wide variety of companies and industries;

          o Relative performance predictability - a passively managed fund is expected to move in the same direction - up or down - as its target index;

          o Comparatively low cost - passively managed funds do not have many of the expenses of an actively-managed mutual fund, such as research and company visits; and

          o Relatively low portfolio turnover rates (assuming the composition of the relevant index remains fairly stable), which reduces transaction costs (brokerage commissions, etc.) and capital gains.

     The performance of a passively managed fund generally will trail the performance of the index it attempts to track. This is true because the mutual fund and its investors incur operating costs and transaction expenses that are not shared by an index. For example, investors may pay sales charges which result in less than all of the price they pay for their mutual fund shares being invested in common stocks of companies included in the index. Investors in The Equity Fund pay a front-end sales charge for Class A shares at the time of purchase. A sales charge reduces the total return on your investment as compared to a direct investment in stocks.

     Additionally, when a mutual fund invests the cash proceeds it receives from investors in common stocks of companies included in an index, the mutual fund must pay brokerage commissions, which further reduce the amount invested. As the composition of the index changes, the mutual fund must make corresponding adjustments in its holdings, giving rise to additional brokerage commissions. Also, mutual funds incur other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees, director fees and frequently rule 12b-1 service and distribution fees. These fees and expenses reduce the mutual funds total return as compared to the index it attempts to track, because no such costs affect the total return of the index.

     Also, because of liquidity needs, unavoidable delays in immediately investing the proceeds of the sale of fund shares and other constraints under which mutual funds operate, passively managed funds generally need to retain a small portion of their assets in cash or cash equivalents. This inability to be fully invested in index stocks at all times creates further deviations between the composition of a passively managed fund's investment portfolio and the index it attempts to track. These deviations are referred to as tracking error.

     In order to reduce the tracking error between the performance of The Equity Fund and the S&P 500 Index that results from the Fund holding uncommitted cash from time to time, the sub-adviser may invest the uncommitted cash in shares of publicly traded closed-end funds that hold a portfolio of stocks designed to replicate the S&P 500 Index, such as S&P Depository Receipts, or SPDRs. This practice, known as equitizing cash, facilitates the ability of The Equity Fund to earn a return on its uncommitted cash which more closely tracks the performance of the S&P 500 Index. Under no circumstances will the sub-adviser purchase the shares of such a closed-end fund if, immediately after doing so, more than 5% of The Equity Fund's net assets would be invested in shares of any one closed-end fund or if more than 10% of the Fund's net assets would be invested in such closed-end funds in the aggregate.

     As The Equity Fund increases in size, it may become efficient in the future for it to use exchange-traded index futures contracts to equitize cash, in addition to or in lieu of publicly traded closed end funds. An index futures contract is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time The Equity Fund enters into and terminates an index futures contract, the Fund may realize a gain or loss. Losses involving index futures contracts can sometimes be substantial, in part because a relatively small price movement in an index futures contract may result in an immediate and substantial loss or gain for The Equity Fund. The Fund will not use futures contracts for speculative purposes or as leveraged investments that magnify the gains or losses on an investment. The Equity Fund may not invest in futures contracts to the extent that doing so would require the Fund to commit more than 5% of its total assets for margin on futures contracts, or if more than 20% of the Fund's total assets would be committed to futures contracts.

     There is a risk of an imperfect correlation between movements in prices of futures contracts on the S&P 500 Index and movements in the value of the S&P 500 Index itself. There is also a possibility that no liquid secondary market will exist for a futures contract that will enable The Equity Fund to close a futures position prior to its maturity date. The Fund will seek to reduce this liquidity risk by entering into futures contracts on registered security exchanges with an active and liquid secondary market.

     In addition to the holding of uncommitted cash, the application of The Equity Fund's sanctity of life exclusionary screen also creates deviations between the composition of The Equity Fund's investment portfolio and the composition of the S&P 500 Index. These mismatches between passively managed funds and the indices that they attempt to track create variances in their relative performances.

     For these reasons, you should expect that the performance of The Equity Fund will lag that of the S&P 500 Index. In part for this reason, The Equity
Fund compares its gross return (total return before deducting the Fund's operating expenses and transaction costs) to the S&P 500 Index, rather than its net return.

     S&P 500 Index. The S&P 500 Index is an index compiled and maintained by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). The Index consists of 500 stocks chosen by S&P for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding) with each stock's weight in the Index proportionate to its market value.

     While the S&P 500 Index has proven a good measure of large-cap stock performance over time, you should bear in mind that it does not represent the entire U.S. stock market. Historically, the market has gone through cycles where large-cap stocks included in the S&P 500 Index have outperformed and underperformed the broader U.S. stock market. For example, in the mid-to-late 1990's, technology companies experienced rapid growth and comprised an increasing percentage of the S&P 500 Index, exceeding 25% of the Index at various times. The S&P 500 Index experienced significant volatility during this period, much of it attributable to the performance of these technology stocks. For these reasons, while we expect the Fund's performance will closely track that of the S&P 500 Index, you should not expect that the Fund's performance will track that of the broader U.S. equity markets at all times.

     "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of S&P. S&P makes no representation or warranty, implied or expressed, for the shareholders of The Equity Fund, or any member of the public regarding the advisability of investing in index or other passively managed funds generally, or in The Equity Fund in particular, or the ability of The Equity Fund to track general stock market performance. S&P's only relationship to this Fund is the licensing of the S&P 500 Index which is determined, composed and calculated by S&P without regard to this Fund.

Implementation of Catholic Values

     The Capital Appreciation Fund. The Capital Appreciation Fund focuses on three core Catholic values selected by the board of directors of The Catholic Funds for adherence in connection with its investment program. Those values consist of the following:

          o Sanctity of Human Life - Human life deserves protection from the moment of conception.

          o No Unjust Wars - The indiscriminate destruction of civilians is wrong, even in the course of an otherwise justifiable war.

          o Dignity of the Human Person - Every person is entitled to be treated with dignity and justice, because every human being is created in the image and likeness of God.

     The board of directors has adopted guidelines which the adviser uses to identify companies whose products, services and/or business practices are inconsistent with one or more of these core Catholic values, and the adviser refrains from acquiring the securities of those companies for the investment portfolio of The Capital Appreciation Fund. A more detailed description of the implementation of these Catholic Values with respect to The Capital Appreciation Fund is included in the Capital Appreciation Fund Prospectus under the caption "Investment Philosophy Statement."

     The Equity Fund. In considering the core Catholic values that would be implemented with respect to The Equity Fund, and given its experience with the application of the exclusionary screens of The Catholic Funds to date, the board of directors determined that it would be prudent to cease screening for the "no unjust wars" principle in the future (following the Reorganization). In coming to this conclusion, the board was cognizant of the global trend toward the reduction in nuclear arms, biological weapons and other weapons of mass and indiscriminant destruction, and the concurrent technological developments that have given rise to more effective precision weapons. Since the commencement of The Catholic Funds, this screen has not resulted in the exclusion of a significant number of companies from the portfolios of the three existing equity funds. For these reasons, the board has determined that The Equity Fund will strive to invest its assets in a manner that promotes two important core Catholic values: namely, the sanctity of human life and the dignity of the human person.

     To implement the sanctity of human life value in its investment program, The Equity Fund will avoid investing in securities of companies that directly participate in abortion.

     With respect to the dignity of the human person, the board has determined to focus on the practices and policies of employers with respect to members of the work force. The board believes the manner in which a company treats its employees is a good measure of the company's attitude toward the dignity of the human person generally. If The Equity Fund's investment strategy should cause it to invest in securities and obligations of a company or other issuer whose employment and other business practices are substantially inconsistent with the dignity and primacy of the human person, CFSC will engage in advocacy activities designed to influence the company's practices to better reflect and promote the dignity of the human person. Examples of practices that The Catholic Funds and CFSC likely would determine are inconsistent with this principle include, without limitation:

          o Not providing a livable wage as dictated by the standards of the particular region;

          o    Not providing safe, sanitary or humane working conditions;

          o Failing to maintain a board of directors composed of a majority of individuals who are independent of management and free from other material conflicts and personal interests that potentially could compromise their ability and incentive to vigorously promote and protect the interests of the shareholders;

          o Not maintaining fair and equitable compensation structures which allow employees at all levels to share financially in the success of the company through stock-option, employee-ownership or other types of programs that benefit all employees; or

          o    Employing executive  compensation systems which overcompensate or
               unjustly   enrich   executive   management   at  the  expense  of
               shareholders and lower-level employees.

     The board of directors selected these two particular core Catholic values because they are grounded in the very fundamental Catholic value that every person is made in the image and likeness of God. Also, each relates to the protection of innocent victims who have no choice or whose choices are extremely limited under the relevant circumstances, such as unborn children and people who need to earn a living. Finally, the board believes that the adviser can practically and efficiently implement each of these values in making day-to-day investment and advocacy decisions, and that the board effectively can monitor and direct compliance with these values.

     The board of directors may from time to time select different or additional core Catholic values that The Equity Fund will implement in its investment program. For example, the board of directors may determine to add or substitute a selected core Catholic value in response to official doctrinal statements of the Catholic Church. In any event, the board of directors has the sole and exclusive authority to select the core Catholic values that we will implement in the Funds' investment programs, and to determine the manner in which they will be implemented.

     Because the board of directors views the sanctity of human life as so fundamental to the doctrines of the Catholic Church, the board determined to retain an exclusionary practice with respect to the implementation of this value. However, with respect to the dignity of the human person value, the board of directors determined that an advocacy approach to implementation potentially could have a greater effect. The board determined that an exclusionary practice with respect to this value likely would have little impact on the conduct and behavior of companies, insofar as The Equity Fund's exclusion of those companies from its investment portfolio likely would go unnoticed. However, a proactive shareholder advocacy approach potentially could cause such companies to reform their offending practices to better comport with the value of the dignity of the human person. Accordingly, the board elected to adopt an advocacy program as a means to implement this value in the investment program of The Equity Fund.

     The board of directors of The Catholic Funds has adopted policies and procedures designed to implement the selected Catholic values in the investment practices of The Equity Fund. These procedures delegate to the adviser the day-to-day responsibility for monitoring the Fund's investments to identify any products, services or business practices which are inconsistent with the board's selected Catholic values. The adviser also is responsible to enforce the sanctity of the human life exclusionary screen and to initiate action under the advocacy program. The adviser is subject to the oversight of a Catholic Screen Review Committee appointed by the board, to which management of the adviser reports monthly on the screening and advocacy activities. The adviser and the Catholic Screens Review Committee are both subject to oversight by The Catholic Funds' board of directors, to which they report quarterly.

     The adviser has access to a commercial service which enables it to use application software systems designed to screen companies for various social issues. Using this tool and other available information, the adviser conducts an analysis on each company whose securities are newly added to The Equity Fund to produce a screening profile on the company. Members of the Catholic Screens Review Committee review these profiles monthly, except for those that the adviser determines raise no issues with respect to the selected Catholic values. If the adviser or the Catholic Screens Review Committee determines that a company participates directly in abortion, that company's securities will not be purchased by The Equity Fund. If this determination is made after a company's securities already are owned by the Fund, the adviser will direct the subadviser promptly to arrange for the sale of those securities in an orderly fashion. If it is determined that a company engages in practices which are inconsistent with the dignity of the human person, management of the adviser will consider appropriate advocacy actions.

     On an ongoing basis, the adviser monitors the practices and policies of companies in which The Equity Fund invests by selectively reviewing their annual reports to shareholders, proxy statements and other public communications that they periodically issue. The adviser also monitors news reports and websites oriented to socially responsible investing, and obtains and reviews information from proxy research and voting services firms that it may retain from time to time, as well as information it obtains through membership in one or more organizations that provide information and assistance in connection with shareholder advocacy efforts.

     Advocacy activities that the adviser might initiate include such things as writing letters to management of the relevant companies, encouraging shareholders of The Equity Fund to do the same, engaging in direct dialog with management of these companies, voting shares of the company held by The Equity Fund in a manner that promotes the dignity of the human person on relevant matters, submitting shareholder proposals for consideration at annual and special meetings of shareholders either individually or together with other social activists and shareholder groups, participating in or initiating proxy contests for the election of directors, and the like. The adviser also may request companies to provide copies of policies that pertain to the selected Catholic values, and may propose specific questions or conduct surveys pertaining to these Catholic values for response by companies in which The Equity Fund invests. We cannot provide any assurance that our advocacy efforts will be successful in persuading companies to reform their offending practices. If a company fails to reform its practices as requested, that fact alone will not require The Equity Fund to dispose of the securities of that company. In fact the Fund may elect to continue to hold those securities, but likely would continue its advocacy efforts. The adviser will pay all costs incurred in connection with these advocacy efforts.

     Investors should bear in mind that we consider only certain core Catholic values when selecting investments for the Funds and when determining whether and what advocacy actions to take. Therefore, it is likely that The Equity Fund from time to time will own stocks of companies that engage in business and employment activities and practices that may be perceived by some to be inconsistent with important Catholic values other than those described above, and with respect to which we employ no exclusionary policy and take no advocacy actions.

                     APPROVAL OF THE PLAN AND REORGANIZATION

     The board of directors of The Catholic Funds unanimously recommends that the shareholders of The Capital Appreciation Fund vote to approve the Plan and the Reorganization described in the Plan. The board of directors approved the Plan in the belief that it is fair to, and in the best interests of, the shareholders of The Capital Appreciation Fund.

Description of the Plan

     The terms and conditions under which the proposed Reorganization would be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus.

     The Plan contemplates the transfer of substantially all of the assets of The Capital Appreciation Fund, net of its liabilities, to The Equity Fund in exchange solely for shares of Class A Common Stock of The Equity Fund, and the immediate pro rata distribution of such shares to the shareholders of The
Capital Appreciation Fund. If approved by the shareholders of The Capital Appreciation Fund, the Reorganization would occur on or about [Date?] (the "Closing Date"), or such other date as The Catholic Funds may determine.

     The Equity Fund would acquire substantially all of the assets of The Capital Appreciation Fund, net of the liabilities, including without limitation all cash, cash equivalents, securities, receivables and other property owned by The Capital Appreciation Fund, but excluding cash and other assets of The Capital Appreciation Fund sufficient to pay all of its accrued but unpaid liabilities as of the Closing Date. The Equity Fund would not assume any debts, liabilities, obligations or duties of The Capital Appreciation Fund. Rather, The Capital Appreciation Fund will reserve sufficient assets to pay all of its liabilities as of the Closing Date. Such liabilities may include without limitation: (a) amounts owed to shareholders of The Capital Appreciation Fund with respect to capital gains distributions and/or dividends declared but remaining unpaid as of the Closing Date; and (b) accounts payable, taxes and other accrued and unpaid expenses, if any, incurred in the normal operation of the business of The Capital Appreciation Fund up to and including the Closing Date and/or expected to be incurred following the Closing Date in connection with the winding up and dissolution of The Capital Appreciation Fund.

     In consideration for the assets of The Capital Appreciation Fund transferred in the Reorganization, The Equity Fund would issue to The Capital Appreciation Fund Class A shares of The Equity Fund having an aggregate net asset value equal to the value of the assets transferred by The Capital Appreciation Fund. The assets of The Capital Appreciation Fund and the per share net asset value of The Equity Fund shares would be valued as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date. All such valuations would be conducted in accordance with the policies and procedures of The Capital Appreciation Fund and The Equity Fund.

     On the Closing Date, The Capital Appreciation Fund would distribute pro rata to its shareholders of record the Class A shares of The Equity Fund received by The Capital Appreciation Fund. Such distribution would be accomplished by opening accounts on the books of The Equity Fund in the names of shareholders of The Capital Appreciation Fund and by transferring the shares credited to the account of The Capital Appreciation Fund on the books of The Equity Fund. Each account opened would represent the respective pro rata number of The Equity Fund shares due to each shareholder of The Capital Appreciation Fund. Fractional shares of The Equity Fund would be rounded to the nearest thousandth of a share. Each shareholder will receive that number of Class A shares of The Equity Fund that has an aggregate net asset value equal to the aggregate net asset value of all of the shareholder's shares of The Capital Appreciation Fund.

     Accordingly, every shareholder of The Capital Appreciation Fund would own Class A shares of The Equity Fund immediately after the Reorganization, the aggregate net asset value of which is expected to be equal to the aggregate net asset value of such shareholder's shares of The Capital Appreciation Fund immediately prior to the Reorganization. Moreover, because The Equity Fund shares would be issued at net asset value in exchange for the net assets of The Capital Appreciation Fund, and the aggregate value of those assets would equal the aggregate value of The Equity Fund shares issued in exchange therefor, the net asset value per share of The Equity Fund would not change as a result of the Reorganization. Thus, the Reorganization would not result in economic dilution to any shareholder of either The Capital Appreciation Fund or The Equity Fund.

     Prior to the Closing Date, The Capital Appreciation Fund would declare and pay a dividend to its shareholders of record, so that for the short taxable year that ends on the Closing Date, it would have declared an aggregate amount of dividends that: (a) is equal to at least the sum of its respective net capital gain and 90% of its investment company taxable income for such year, and (b) is sufficient to avoid any excise tax for the calendar year in which the Closing Date occurs.

Other Terms

     The consummation of the Reorganization is subject to the conditions precedent set forth in the Plan, including among other things (a) approval of the Reorganization by The Capital Appreciation Fund shareholders; (b) receipt of a legal opinion of Quarles & Brady LLP that the Reorganization will not result in recognition of gain or loss for federal income tax purposes by The Equity Fund, The Capital Appreciation Fund or The Capital Appreciation Fund shareholders; (c) the Registration Statement on Form N-14 shall have become effective under the Securities Act of 1933, no stop orders suspending the effectiveness thereof shall have been issued with respect thereto, and, to the knowledge of The Catholic Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; (d) a post-effective amendment to The Catholic Funds' Registration Statement on Form N-1A with respect to The Equity Fund shall have become effective and shall remain effective as of the Closing Date; and (e) The Catholic Funds shall have received necessary relief from the SEC from certain provisions of the Investment Company Act of 1940 which otherwise would prohibit the completion of the Reorganization on its proposed terms.

     Notwithstanding approval of The Capital Appreciation Fund's shareholders, the Reorganization may be terminated at any time prior to the Closing Date by The Catholic Funds in its discretion, and will be terminated by The Catholic Funds if any of the conditions to Closing are not satisfied on or before the Closing Date.

     Each participant in the Reorganization will bear its own legal, accounting and other related expenses in connection with the Reorganization. However, CFSC has agreed to pay the cost of soliciting the vote of shareholders of The Capital Appreciation Fund on the transactions contemplated in the Agreement, including costs of preparation, printing, and distribution of proxy materials, legal and tax opinions, transfer and stamp taxes, and the costs of printing and distributing prospectus supplements describing such matters, and the fees of Quarles & Brady LLP, The Catholic Funds' legal counsel, in connection with the Reorganization. CFSC also has agreed to pay all costs by The Equity Fund incurred in connection with the Reorganization, if any.

Background to Reorganization

     Catholic Knights and the other members of the Catholic Fraternal Alliance, through their ownership of CFSC, established The Catholic Funds in 1998 as a means to provide their members with a financially prudent investment program that would adhere to certain core Catholic values. Their plan contemplated that over time The Catholic Funds would include a broad array of mutual funds that members of the Catholic fraternals could use to develop a comprehensive investment program suitable for their needs, and that the availability of The Catholic Funds would attract new members to the Catholic fraternals. The Catholic Fraternal Alliance's plan also anticipated that each member Catholic fraternal eventually would cause many of its agents to become licensed with CFSC to participate in the sale and distribution of shares of The Catholic Funds, and that this sales force would effectively reach all of the members of the Catholic fraternals within the Catholic Fraternal Alliance. The Catholic Fraternal Alliance anticipated that Catholics would be attracted by the opportunity to participate in investment programs with above-average performance and adherence to important core Catholic values.

     The Catholic Fraternal Alliance planned to retain a sub-adviser with expertise and experience in investment management strategies relevant to the investment objective and investment program of each fund. These sub-advisers would manage the investment and reinvestment of each fund's assets on a day-to-day basis. The Catholic Alliance Fraternal and the board of directors of The Catholic Funds believed the use of experienced, well staffed sub-advisers would increase the likelihood that each fund might achieve performance superior to its peers, rather than trying to build those staffing resources at CFSC with respect to each fund.

     To this end, the Catholic Fraternal Alliance, through CFSC, organized and sponsored The Catholic Funds in 1998 with three equity funds, namely The Catholic Equity Income Fund, The Catholic Large-Cap Growth Fund and The Catholic Disciplined Capital Appreciation Fund. In 2000, The Catholic Funds added The Catholic Money Market Fund as an additional series.

     To date, The Catholic Funds, including The Capital Appreciation Fund, have fallen short of the asset growth and asset level projected by the original business plan of CFSC. The small size of The Capital Appreciation Fund puts it at a competitive disadvantage to its peers. This is so because, like all mutual funds, The Capital Appreciation Fund has certain fixed costs, such as accounting fees, legal fees, director fees, and minimum fees for fund accounting, transfer agent, custodial services and other administrative services. When these fixed fees are spread over a small asset base, they result in higher expense ratios as compared to other mutual funds with larger asset sizes. Also, investment management and transaction based fees frequently decline with larger asset sizes, thereby putting small funds at a further competitive disadvantage. While CFSC has been waiving fees and reimbursing expenses so that the annual operating expenses of The Capital Appreciation Fund would not exceed 1.75% of its average daily net assets in any fiscal year, even these measures have been insufficient to bring the expense ratios of The Capital Appreciation Fund into line with its peer group. Moreover, CFSC has indicated that it is not willing to continue to subsidize The Capital Appreciation Fund indefinitely.

     CFSC and the board of directors of The Catholic Funds believe that the failure of The Capital Appreciation Fund to meet its expectations can be attributed to a combination of numerous factors. First, the timing of the startup of The Capital Appreciation Fund has proven unfortunate, given the general decline, high volatility and uncertainty that has characterized the domestic stock market in recent periods. These conditions have made investors apprehensive, and also have made it difficult for CFSC to recruit selling representatives from among the ranks of the Catholic fraternals. Indeed, CFSC's mutual fund sales force is only a fraction of the size anticipated in its business plan. Finally, while the performance of The Capital Appreciation Fund has been strong on a relative basis, it is not so outstanding as to attract the attention of the investing public. In short, sales and asset growth have been disappointing, and the board of directors believes it is unlikely that these conditions will improve in the near term.

     Management of CFSC and The Catholic Funds have discussed these matters with the board on a regular basis during recent quarterly meetings of the board. During the summer of 2001, CFSC retained the services of Precision Marketing, a Milwaukee-based professional mutual fund distribution/marketing consulting firm to complete a study on The Catholic Funds and CFSC and to provide recommendations. At a special meeting of the board of directors held on October 26, 2001, CFSC presented the results of Precision Marketing's report and CFSC's recommendations based on that report. The report made several observations regarding CFSC's and The Catholic Funds' growth plan, including the following:

          o It appears that, while the members of the Catholic fraternals are attracted to investment products that adhere to core Catholic values, their investment habits do not indicate a strong inclination to confine their entire investment program to those types of products. Accordingly, the concept of The Catholic Funds to build a family of mutual funds sufficient to meet the needs of comprehensive investment programs for all of the members of the Catholic fraternals is potentially unnecessary as a strategy to maximize sales and asset growth.

          o The Capital Appreciation Fund and the other two existing equity funds of The Catholic Funds are difficult for selling representatives and investors to differentiate and to understand how they should be used in an overall investment program.

          o It is unlikely that, in the near term, CFSC successfully can recruit a mutual fund sales force sufficient to achieve retail sales of shares of The Capital Appreciation Fund that will support asset growth to the point where the Fund will be self-sustaining and achieve a competitive expense ratio. Therefore, it is necessary to consider alternative distribution channels, such as direct sales by CFSC to members of the Catholic fraternals and members of other Catholic groups and sales to Catholic institutions, such as parishes, schools and the like.

          o    The  performance  of  The  Capital   Appreciation   Fund,   while
               acceptable compared to its peers, is not at a level that attracts the attention of the investing public.

     Based on these and other observations, CFSC developed and presented to the board a new strategic plan, which, among other things, proposed the establishment of The Equity Fund and the consolidation of all three of the existing equity funds, including The Capital Appreciation Fund, with and into The Equity Fund. The board discussed the new strategic plan and the reorganization with management of CFSC and The Catholic Funds and a principal of Precision Marketing at the special meeting of the board held on October 26, 2001. The board further considered and unanimously approved the reorganization in principle at its regular quarterly meeting held on November 12, 2001, and approved the sub-adviser for The Equity Fund and formally approved the Plan, subject to approval by the shareholders of The Capital Appreciation Fund, at a meeting held on February 14, 2002. During those meetings the board reviewed and made inquiries regarding Precision Marketing's report and CFSC's strategic plan, requested and reviewed information about Mellon Equity Associates, asked questions of and received answers from management of Mellon, made inquiries of CFSC regarding the terms of the Reorganization and its benefits to the shareholders of The Capital Appreciation Fund and consulted with legal counsel.

     The board also considered alternatives, including the possibility of liquidating The Capital Appreciation Fund or seeking another mutual fund as a merger partner for The Capital Appreciation Fund. The latter alternative was not viewed as viable, insofar as the possible merger candidates that adhere to Catholic values is extremely limited, and those candidates generally face challenges comparable to or even greater than those presently faced by The Capital Appreciation Fund. The board and CFSC remain committed to provide Catholics with an investment option that adheres to certain core Catholic values, so the board viewed liquidation as an alternative of last resort.

Reasons For The Proposed Reorganization

     The board of directors of The Catholic Funds has unanimously determined that the interest of the shareholders of The Capital Appreciation Fund will not be diluted as a result of the Reorganization, and that the Reorganization is fair to, and in the best interests of, the shareholders of The Capital Appreciation Fund. In reaching this conclusion, the board of directors considered a number of factors, including the following:

          (1) The Reorganization of The Capital Appreciation Fund with and into The Equity Fund and the anticipated concurrent reorganizations of the other two existing equity funds of The Catholic Funds with and into The Equity Fund will create a single mutual fund with total assets of approximately $17.0 million which will enhance the ability of The Equity Fund to be self sustaining and to achieve an expense ratio competitive with its peers.

          (2) While the investment objective and program of The Equity Fund is not the same as that of The Capital Appreciation Fund, the board of directors believes that The Equity Fund is an appropriate investment for the same type of investors for whom The Capital Appreciation Fund is appropriate, namely, investors who want long-term capital appreciation, can tolerate fluctuations in portfolio value and have no need for current income from their investment in The Equity Fund.

          (3) The Equity Fund will adhere to two of the three core Catholic values followed by The Capital Appreciation Fund in its investment program. The sanctity of human life will be implemented through an exclusionary screen process identical to that presently employed by The Capital Appreciation Fund. The dignity of the human person value will be implemented through a shareholder advocacy program, as opposed to the exclusionary screen utilized by The Capital Appreciation Fund. The board believes this advocacy approach offers greater potential for The Equity Fund to influence and possibly reform offending practices and policies of businesses, as opposed to an outright exclusionary policy that likely would go unnoticed by the offending businesses.

          (4)  The  investment  objective  and passive  management  style of The
               Equity   Fund   substantially   reduces  the  issue  of  relative
               performance to shareholders and prospective investors.

          (5) The multi-class structure of The Equity Fund increases the potential for asset growth through sales in distribution channels other then the broker-assisted retail channel, including direct sales by CFSC to members of the Catholic fraternals comprising the Catholic Fraternal Alliance and other Catholics, and to institutions such as Catholic parishes, schools and the like.

          (6) The advisory fee for The Equity Fund is lower than the advisory fee for The Capital Appreciation Fund and is in line with advisory fees of other passively managed funds, which should enhance the ability of The Equity Fund to perform competitively relative to its peers.

          (7) The fact that the Reorganization has been structured to be tax-free to shareholders of The Capital Appreciation Fund.

          (8) The extensive experience and past performance of Mellon Equity Associates in managing mutual funds and other investment portfolios with a passive management investment strategy under social screens, and in managing index funds based on the S&P 500 Index in particular.

          (9) The financial commitment that CFSC has demonstrated to The Catholic Funds over the years, and its assurances to the board of its continued commitment under this new strategic plan, as well as CFSC's stated unwillingness to continue subsidizing The Capital Appreciation Fund indefinitely into the future under the current structure.

          (10) The relative superiority of the benefits of the Reorganization to shareholders of The Capital Appreciation Fund as compared to other alternatives.

     The board believes that, overall, the Reorganization offers a viable solution to further the board's desire to provide shareholders of The Capital Appreciation Fund with an investment option that is appropriate for them from a financial stewardship standpoint, and which offers them the opportunity to invest their savings in a manner that adheres to certain core Catholic values. The board believes that the Reorganization increases the opportunity for future sales and asset growth sufficient for The Equity Fund to become self sustaining and competitive with its peers. Shorter term, the proposed consolidation in The Equity Fund of the assets of The Capital Appreciation Fund and of the other two existing equity funds of the Catholic Funds will create a fund with an asset level that should immediately reduce the expense ratio as compared to The Capital Appreciation Fund, and over time should enable shareholders to benefit from economies of scale that potentially will result in an even lower overall expense ratio. There can be no assurance, however, that these economies of scale and lower overall expense ratios will be achieved, or that The Equity Fund will become competitive and self-sustaining.

Federal Tax Considerations

     The Reorganization is conditional upon receipt by The Catholic Funds of the opinion from Quarles & Brady LLP described below. No rulings have been requested from the Internal Revenue Service with respect to these matters and the opinion of Quarles & Brady LLP is not binding on the Internal Revenue Service or the courts. Additionally, the opinion of Quarles & Brady LLP is based upon various representations and assumptions described therein.

     The opinion is based on the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. No attempt has been made to comment on all federal income tax consequences of the Reorganization that may be relevant to particular holders, including holders that are subject to special rules such as dealers in securities, foreign persons, insurance companies, and tax exempt entities.

     In the opinion of Quarles & Brady LLP, the principal Federal income tax consequences that will result from the Reorganization, under currently applicable law, are as follows: (i) the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and The Capital Appreciation Fund and The Equity Fund will each be a "party to" the Reorganization within the meaning of
Section 368(b) of the Code; (ii) no gain or loss will be recognized by The Capital Appreciation Fund upon the transfer of substantially all of its assets to The Equity Fund in exchange solely for Class A shares of The Equity Fund;
(iii) no gain or loss will be recognized by The Equity Fund upon its receipt of substantially all of the assets of The Capital Appreciation Fund in exchange solely for shares of The Equity Fund; (iv) no gain or loss will be recognized by any shareholder of The Capital Appreciation Fund upon the liquidation of The Capital Appreciation Fund and the related surrender of their shares of The Capital Appreciation Fund in exchange for shares of The Equity Fund; (v) the tax basis of the shares of The Equity Fund to be received by a shareholder of The Capital Appreciation Fund will be the same as the tax basis of the shares of The Capital Appreciation Fund surrendered in the Reorganization; (vi) the holding period of the shares of The Equity Fund to be received by a shareholder of The Capital Appreciation Fund will include the holding period for which such shareholder held the shares of The Capital Appreciation Fund exchanged therefor, provided that such shares of The Capital Appreciation Fund are a capital asset in the hands of such shareholder as of the Closing; (vii) The Equity Fund's basis in the assets acquired from The Capital Appreciation Fund will be the same as the basis of such assets in the hands of The Capital Appreciation Fund immediately prior to the Reorganization; (viii) the holding period of the assets of The Capital Appreciation Fund in the hands of The Equity Fund will include the period during which such assets were being held by The Capital Appreciation Fund; and (ix) The Equity Fund will succeed to and take into account as of the Closing Date the items of The Capital Appreciation Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the applicable Treasury Regulations thereunder.

     The foregoing description of the Federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder of The Capital Appreciation Fund. Shareholders of The Capital Appreciation Fund are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

                                 CAPITALIZATION

     The following table shows the capitalization of Class A shares of The Capital Appreciation Fund as of September 30, 2001, and of The Equity Fund giving effect to the Reorganization and the concurrent reorganizations of the other two existing equity funds of The Catholic Funds, based on the net assets and number of outstanding shares of each of the three existing equity funds of The Catholic Funds, including The Capital Appreciation Fund, as of September 30, 2001.


                           The Catholic
                           Disciplined
                             Capital      The Catholic Large-Cap   The Catholic Equity
                           Appreciation         Growth Fund            Income Fund        The Catholic
                               Fund                                                        Equity Fund
Net assets                  $4,525,315          $5,276,634              $5,372,776         $15,174,725

Net asset value per share     $8.43                $7.91                  $9.09               $8.43

Shares outstanding           536,765              666,850                590,954            1,789,569



                            OWNERSHIP OF FUND SHARES

     As of December 31, 2001, no person was known to own of record or beneficially 5% or more of the outstanding shares of The Capital Appreciation Fund, other then as set forth below:


               Holder           Number of Shares      Percentage of Outstanding Shares
               ------           ----------------      --------------------------------
Catholic Knights                    347,713                        63.88%
1100 West Wells Street
Milwaukee, WI 53233

Catholic Order of Foresters          75,199                        13.83%
355 Shuman Boulevard
P.O. Box 3012
Naperville, IL 60566

     Because The Equity Fund will first commence operations with and following the Reorganization, at December 31, 2001 it had no shares outstanding.

        DESCRIPTION OF SECURITIES TO BE ISSUED AND RIGHTS OF SHAREHOLDERS

     The Catholic Funds is an open-end management investment company incorporated on December 16, 1998 under the laws of the State of Maryland. The Catholic Funds presently offers shares of four separate series or mutual funds, each with its own investment objective, including The Capital Appreciation Fund. The Equity Fund is a newly designated series of shares of The Catholic Funds which has not yet commenced operations. Both The Capital Appreciation Fund and The Equity Fund are diversified funds as defined in the 1940 Act.

     The Capital Appreciation Fund offers its shares in a single class, namely Class A Common Stock. These shares of The Capital Appreciation Fund have rights and privileges which are identical to shares of Class A Common Stock of The Equity Fund.

     The Equity Fund has three classes of shares of common stock: Class A shares, Class C shares and Class I shares. Shares of a particular class give the holders of those shares an interest only in the assets of that class. In a liquidation of the Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. Shares of a particular class are equal in all respects to the other shares of that class. Each share has one vote and each fractional share has a proportionate fractional vote on each matter presented to that class of shareholders. When the Class A shares of The Equity Fund to be issued in the Reorganization are issued in accordance with the terms of the Plan, they will be fully paid and non-assessable by The Catholic Funds. Shares may be exchanged as described in this Proxy Statement/Prospectus, but will have no other preference, conversion, exchange or preemptive rights. Neither its Articles of Incorporation, the 1940 Act, Maryland law nor any other authority requires The Catholic Funds to hold any annual or special meeting of shareholders except, under certain circumstances, to amend an investment advisory or sub-advisory agreement or certain fundamental investment restrictions, to elect and remove Directors, to reorganize The Catholic Funds or any series or class thereof and to act upon certain other business matters. With respect to a liquidation, sale of substantially all of a fund's assets, change in a fundamental investment restriction or approval of an investment advisory or sub-advisory agreement, the right to vote is limited to the holders of shares of the particular mutual fund affected by the proposal.

     Unless a shareholder meeting is required by the 1940 Act or other applicable law, The Catholic Funds does not intend to have an annual or special meeting of shareholders. However, as represented to the SEC, The Catholic Funds will call a special meeting of shareholders for the purpose of considering the removal of one or more Directors upon written request from shareholders holding ten percent or more of the outstanding votes of The Catholic Funds, and The Catholic Funds will assist those shareholders in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such a meeting, a quorum of shareholders (constituting one-third of all outstanding shares of The Catholic Funds) has the power to remove one or more Directors with or without cause by the affirmative vote of a majority of all outstanding shares of all series and classes voting together.

                      SHAREHOLDER INFORMATION AND SERVICES


Shareholder Information

     Share Price Calculation. Like The Capital Appreciation Fund, the price at which you purchase and redeem Class A shares of The Equity Fund is equal to the net asset value (NAV) per share (plus any applicable sales charge in the case of purchases) determined on the effective date of the purchase or redemption. The Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 3:00 p.m. Central Time. We do not calculate the net asset value for the Fund on the days when the NYSE is closed for trading. NAV EQUALS TOTAL ASSETS MINUS LIABILITIES DIVIDED BY NUMBER OF SHARES OUTSTANDING.

     Like The Capital Appreciation Fund, we value securities owned by The Equity Fund at current market value. For securities with readily available market quotations, we use the quotations to price the security. If a security does not have a readily available quotation, we value the security as determined in good faith in accordance with guidance and policies established by the board of directors. The board of directors approves the use of pricing services to assist us in the determination of net asset values.

     Dividends, Capital Gains and Taxes. This section summarizes some of the consequences under current federal tax law of an investment in The Equity Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in The Equity Fund under all applicable tax laws.

     The Equity Fund will distribute any net investment income annually and will distribute any net realized long or short-term capital gains at least annually. The Fund may also pay a special distribution to comply with federal tax requirements.

     If your account is a taxable account, you will pay tax on dividends and distributions from the Fund whether you receive them in cash or additional shares.

     If you redeem shares of The Equity Fund or exchange them for shares of The Money Market Fund, any gain on the transaction may be subject to tax.

     The Equity Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold.

     Federal law requires us to withhold 31% of a shareholder's reportable payments (which include dividends, capital gain distributions and redemption proceeds) for those who have not properly certified that the Social Security or other taxpayer identification number they provided is correct and that he or she is not subject to backup withholding. We do not provide information on state and local tax consequences of owning shares in The Equity Fund.

Reinvestment of Fund Distributions

     If you have requested that all of your income dividends and/or capital gains distributions on your shares of The Capital Appreciation Fund be reinvested in additional shares of that Fund, we will honor that request with respect to distributions on the Class A shares of The Equity Fund that you receive in the Reorganization. You will not pay any sales charge on these additional shares. If, on the other hand, you are receiving your distributions on your shares of The Capital Appreciation Fund in cash, you will continue to receive your distributions on the Class A shares of The Equity Fund that you receive in the Reorganization in cash. As with The Capital Appreciation Fund, when you receive a distribution you may have to pay taxes whether or not you reinvest the distribution or have it paid out to you in cash. If you have requested cash distributions and we cannot locate you, we will reinvest your dividends and other distributions.

Distribution Fees

     The Catholic Funds has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows The Equity Fund to pay distribution fees for the sale and distribution of its shares and continuing services to shareholder accounts. The Rule 12b-1 fee for Class A shares of The Equity Fund is computed at the annual rate of 0.25 of 1% of the Fund's average daily net assets, which is the same as the rule 12b-1 fee presently paid by The Capital Appreciation Fund. This fee is for services provided by CFSC, in its capacity as distributor, to existing shareholders. This shareholder servicing fee is a reimbursement fee, meaning that it is paid only to the extent that CFSC, as the distributor, demonstrates it has incurred expenses in servicing shareholders at least equal to the applicable fee. Because this fee is paid on The Equity Fund's net assets on a continuing basis, over time this fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

Redeeming Your Class A Shares of The Equity Fund

     In General. You may redeem (sell) the Class A shares of The Equity Fund that you receive in the Reorganization in the same manner as you presently may sell your shares of The Capital Appreciation Fund. More precisely, you can sell your shares on any business day. When you sell your shares you receive the net asset value per share. If we receive your request in good order before the close of the New York Stock Exchange ("NYSE") (normally 3:00 p.m. Central Time) you will receive that day's price. If we receive your redemption request in good order after the close of the NYSE, or on a holiday, weekend or a day the NYSE is closed, we will process your transaction at the closing price on the next business day. A redemption request is in good order when it contains all account owners' signatures (including signature guarantees when needed) the required information listed below, and any legally required additional information and documentation. You can sell shares by mail, telephone or wire.

     By Mail

          Please include the following in your redemption request:

          o    Name(s) of the account owner(s);

          o    Account number(s);

          o Amount you want to receive or the number of shares you want to sell;

          o    Tax  withholding   information,   if  required,   for  retirement
               accounts; and

          o    Signatures of all account owners.

          YOU MUST HAVE YOUR SIGNATURE GUARANTEED FOR WRITTEN SELL ORDERS IF:

          1.   You want to sell shares with a value of more than $25,000;

          2. You want the proceeds sent to an address other than the one listed for your account; or

          3. You want the check payable to someone other than the account owner(s).

     You can usually obtain a signature guarantee at commercial banks, trust companies or broker-dealers. A SIGNATURE GUARANTEE IS NOT THE SAME AS A NOTARIZED SIGNATURE. Accounts held by a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan may require more documentation.

         REGULAR MAIL

                  THE CATHOLIC FUNDS, INC.
                  C/O US BANCORP FUND SERVICES, LLC
                  P.O.  BOX 701
                  MILWAUKEE, WI 53201-0701

         EXPRESS MAIL/PRIVATE DELIVERY

                  THE CATHOLIC FUNDS, INC.
                  C/O US BANCORP FUND SERVICES, LLC
                  THIRD FLOOR
                  615 EAST MICHIGAN STREET
                  MILWAUKEE, WI 53202

     By Telephone

     To make investing in The Equity Fund more convenient, as is the case for The Capital Appreciation Fund, you may buy, sell or exchange shares by telephone. We have established reasonable procedures to protect against anyone who attempts to use the telephone service fraudulently. Please be aware, however, that The Catholic Funds, the custodian, the transfer agent or any of their employees will not be liable for losses suffered by you that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures. Once you have made a telephone request you cannot cancel or modify it! During periods of extreme volume caused by dramatic economic or stock market changes, or when the telephone system is not fully functional, you may have difficulty reaching us by telephone and telephone transactions may be difficult to implement at those times. We reserve the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges at any time during such periods.

     The following rules and/or guidelines for selling by telephone apply:

          o    You must call shareholder services toll-free at 1-877-222-2402;

          o You must provide a form of personal identification to confirm your identity;

          o    You can sell up to $25,000 worth of shares;

          o The Catholic Funds will mail a check only to the person(s) named on the account registration and only to the address on the account;

          o    Retirement plan accounts are not eligible;

          o You can do only one telephone redemption within any 30-day period for each authorized account;

          o Telephone redemptions are not available if the address on the account has been changed in the preceding 60 days; and

          o If we receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time), you will receive that day's price.

     By Wire

     The following rules and/or guidelines for selling by wire apply:

          o You must have given us written authorization, including the signatures of all the owners of the account, on The Catholic Funds Application that you completed when you opened your account in The Capital Appreciation Fund, or you must complete an Account Change Form;

          o    You can make a wire redemption for any amount;

          o    You pay a $12.00 fee for each wire redemption;

          o We must receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time) for you to receive that day's price; and

          o Wire redemptions may not be available to you for all retirement plan accounts.

     Systematic Withdrawal Plan

     You can have money automatically withdrawn from your account in The Equity Fund on a regular basis by using our systematic withdrawal plan. The plan allows you to receive funds or pay a bill at regular intervals. If you already have instituted a Systematic Withdrawal Plan with respect to your account in The Capital Appreciation Fund, it automatically will be continued with respect to your account in The Equity Fund following the Reorganization. The following rules and/or guidelines apply:

          o    You need a minimum of $5,000 in your account to start the plan;

          o    You must withdraw a minimum of $100 monthly;

          o You can select the date(s) on which the money is withdrawn. If you don't select the date(s), we will withdraw the money automatically from your account on the 15th of the month;

          o To start the plan or change the payee(s), you must notify us in writing at least 13 business days prior to the first withdrawal and you must have all account owner(s) sign the appropriate form;

          o To stop or change your plan, you must notify us at least five business days prior to the next withdrawal; and

          o Because of sales charges on Class A shares, you must consider carefully the costs of frequent investments in and withdrawals from your account.

     Closing Small Accounts

     All shareholders in The Catholic Funds share the high cost of maintaining accounts with low balances. To reduce this cost, we reserve the right, subject to legal restrictions, if any, to close an account when, due to a redemption, its value is less than $1,000. This does not apply to retirement plan accounts, automatic investment plans or UGMA/ UTMA accounts. We will notify you in writing before closing any account, and you will have 30 days to add money to bring the balance up to $1,000.

     Reinstatement Privilege for Class A Shares

     As is the case for The Capital Appreciation Fund, you have 60 days after you sell Class A shares of The Equity Fund to reinvest the dollar amount you redeemed without having to pay another sales charge. You will pay the net asset value per Class A share on the day when you've made your reinstatement and not on the day when you sold your investment. The following rules apply:

          o    You may use this privilege only once per account;

          o You must send a written request and a check for the amount you wish to reinstate to the Fund's transfer agent;

          o The dollar amount you reinstate cannot exceed the dollar amount you sold; and

          o The sale of your Class A shares may be a taxable event despite the reinstatement.

                                  MISCELLANEOUS

Independent Public Accountants

     The firm of Arthur Andersen LLP provides independent auditing services to all of the mutual funds of The Catholic Funds, including The Capital Appreciation Fund and The Equity Fund. Arthur Andersen LLP has no direct or indirect financial interest in The Catholic Funds, including either The Capital Appreciation Fund or The Equity Fund, except for the fees it receives as independent public accountants. No representative of Arthur Andersen LLP is expected to be present at the Meeting.

Interests of Experts and Counsel

     No expert or counsel named herein has a substantial interest in The Catholic Funds or either of The Capital Appreciation or The Equity Funds, the Reorganization, or any other transaction contemplated by this Proxy Statement/Prospectus.

Other Matters

     The board of directors of The Catholic Funds has not been informed and is not aware that any other matter will be brought before the Meeting. However, unless expressly indicated otherwise on the enclosed form of proxy, proxies may be voted with discretionary authority with respect to any other matter that may properly be presented at the Meeting or any adjournment thereof. Shareholders of any mutual fund series of The Catholic Funds wishing to submit proposals for inclusion in a proxy statement and form of proxy for any future shareholder meetings should send their written proposals to the Secretary of The Catholic Funds, 1100 West Wells Street, Milwaukee, Wisconsin 53233.


                                                                      Appendix A

               THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
                     PLAN OF REORGANIZATION AND LIQUIDATION


     This Plan of Reorganization and Liquidation (this "Plan") is made as of this 7th day of January 2002, by The Catholic Funds, Inc. ("The Catholic Funds "), on behalf of its two series known as The Catholic Disciplined Capital Appreciation Fund (the "Disciplined Capital Appreciation Fund") and The Catholic Equity Fund (the "New Equity Fund").

                                 R E C I T A L S

     WHEREAS, The Catholic Funds: (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; (b) is registered as an open-end, series, management investment company under the Investment Company Act; and (c) currently has designated five separate series or investment portfolios, including the Disciplined Capital Appreciation Fund and the New Equity Fund;

     WHEREAS, the Reorganization will comprise the transfer of all of the assets of the Disciplined Capital Appreciation Fund (net of its liabilities) to the New Equity Fund in exchange for shares of New Equity Fund Class A Common Stock, and the constructive distribution at the Effective Time of such shares to the shareholders of the Disciplined Capital Appreciation Fund in liquidation of the Disciplined Capital Appreciation Fund, all upon the terms and conditions set forth in this Plan;

     WHEREAS, this Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, the adoption and performance of this Plan has been authorized by the Board of Directors of The Catholic Funds and, prior to the Closing Date, will have been duly authorized by all other necessary corporate action on the part of The Catholic Funds, including approval by the shareholders of the Disciplined Capital Appreciation Fund.

                                A G R E E M E N T

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   Definitions

     For purposes of this Plan, the following terms shall have the respective meanings set forth below:

     1.1 "Closing" means the transfer to the New Equity Fund of the assets of the Disciplined Capital Appreciation Fund (net of its liabilities) against delivery to the Disciplined Capital Appreciation Fund of the New Equity Fund Shares as described in Section 2.1 of this Plan.

     1.2 "Closing Date" means that date selected by The Catholic Funds which is no more than twenty (20) business days after the date on which the last of the conditions precedent to the Reorganization provided in this Plan is satisfied or lawfully waived.

     1.3 "Code" means the Internal Revenue Code of 1986, as amended.

     1.4 "Custodian" means US Bank N.A., acting in its capacity as custodian with respect to the assets of the Disciplined Capital Appreciation Fund and the New Equity Fund.

     1.5 "Disciplined Capital Appreciation Fund" means The Catholic Disciplined Capital Appreciation Fund, a designated series of The Catholic Funds.

     1.6 "Disciplined Capital Appreciation Fund Shareholders" means the holders of record of the issued and outstanding shares of Common Stock of the Disciplined Capital Appreciation Fund as of the Closing Date.

     1.7 "Disciplined Capital Appreciation Fund Shareholder Meeting" means a special meeting of the shareholders of the Disciplined Capital Appreciation Fund to be convened in accordance with applicable law and the Articles of Incorporation and Bylaws of The Catholic Funds to consider and vote upon the approval of this Plan and the transactions contemplated hereby.

     1.8 "Disciplined Capital Appreciation Fund Shares" means the issued and outstanding shares of Common Stock of the Disciplined Capital Appreciation Fund.

     1.9 "Effective Time" means 5:01 p.m. Central Time on the Closing Date.

     1.10 "Excluded Assets" shall have the meaning set forth in Section 2.3 of this Plan.

     1.11 "Investment Company Act" means the Investment Company Act of 1940, as amended, and all of the rules and regulations adopted thereunder by the SEC.

     1.12 "New Equity Fund" means the New Equity Fund, a newly-designated series of The Catholic Funds which will commence operations as of the first business day following the Effective Time.

     1.13 "New Equity Fund Shares" means the shares of Class A Common Stock of the New Equity Fund to be issued pursuant to this Plan, as described in Section
2.1 hereof.

     1.14 "Person"  means an individual or a corporation,  partnership,  limited
liability   company,   joint   venture,   association,   trust,   unincorporated
organization, or other entity, as the context requires.

     1.15 "Plan" means this Plan of Reorganization and Liquidation, together with all schedules and exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof.

     1.16 "Reorganization" means the transactions described in and contemplated by this Plan.

     1.17 "Required Disciplined Capital Appreciation Fund Shareholder Vote" shall have the meaning specified in Section 3.1 of this Plan.

     1.18 "SEC" means the United States Securities and Exchange Commission.

     1.19 "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

     1.20 "The Catholic Funds" means The Catholic Funds, Inc., a corporation which: (a) is duly organized, validly existing and in good standing under the laws of the State of Maryland; (b) is registered as an open-end, series, management investment company under the Investment Company Act; and (c) presently has designated five separate series of its Common Stock, par value $.001 per share, including the Disciplined Capital Appreciation Fund and the New Equity Fund.

     1.21 "The Catholic Funds Registration Statement" means the Registration Statement on Form N-1A of The Catholic Funds, as amended (1933 Act Reg. No. 333-69803; 1940 Act File No. 09177).

          (a) "Disciplined Capital Appreciation Fund Prospectus" means the current prospectus relating to the Disciplined Capital Appreciation Fund which is included in The Catholic Funds Registration Statement, as such Prospectus may be supplemented or amended as of the relevant time of inquiry.

          (b) "New Equity Fund Prospectus" means the current prospectus relating to the New Equity Fund which is included in The Catholic Funds Registration Statement, as such Prospectus may be supplemented or amended as of the relevant time of inquiry.

2.   Reorganization  and  Liquidation of the  Disciplined  Capital  Appreciation
     Fund.

     2.1 Transfer of Disciplined Capital Appreciation Fund Assets; Issuance of New Equity Fund Shares. At or prior to the Effective Time, all of the assets of the Disciplined Capital Appreciation Fund, except the Excluded Assets, shall be delivered to the Custodian for the account of the New Equity Fund, in exchange for, and against delivery to the Disciplined Capital Appreciation Fund at the Effective Time of, that number of shares of Class A Common Stock of the New Equity Fund (including, if applicable, fractional shares rounded to the nearest thousandth of one whole share) (the "New Equity Fund Shares") having an aggregate net asset value equal to the net value of the assets of the Disciplined Capital Appreciation Fund so delivered, all determined and adjusted as provided in Section 2.2 of this Plan. As of the Effective Time and following delivery of such assets to the Custodian, the New Equity Fund shall receive good and marketable title to such assets free and clear of all liens, security interests, pledges, charges, claims or encumbrances of any and every kind.

     2.2 Computation of Net Asset Value.

          (a) The net asset value of the New Equity Fund Shares and the net value of the assets of the Disciplined Capital Appreciation Fund transferred pursuant to this Plan shall, in each case, be determined as of the close of business on the New York Stock Exchange on the Closing Date.

          (b) The net asset value of the New Equity Fund Shares shall be computed in accordance with the practices and procedures of the New Equity Fund described in the New Equity Fund Prospectus. Likewise, the value of the assets of the Disciplined Capital Appreciation Fund to be transferred pursuant to this Plan shall be computed in accordance with the practices and procedures of the Disciplined Capital Appreciation Fund described in the Disciplined Capital Appreciation Fund Prospectus.

     2.3 Excluded Assets. There shall be deducted from the assets of the Disciplined Capital Appreciation Fund described in Section 2.1 all organizational expenses and other assets of the Disciplined Capital Appreciation Fund that would not have value to the New Equity Fund, as well as cash in an amount estimated by The Catholic Funds to be sufficient to pay all liabilities of the Disciplined Capital Appreciation Fund accrued and unpaid as of the Effective Time, including without limitation: (a) amounts owed or to be owed to any Disciplined Capital Appreciation Fund Shareholder, including declared but unpaid dividends and capital gains distributions; (b) accounts payable, taxes and other accrued and unpaid expenses, if any, incurred in the normal operation of the business of the Disciplined Capital Appreciation Fund up to and including the Closing Date and estimated to be incurred after the Closing Date in connection with winding up the affairs of, and liquidating, the Disciplined Capital Appreciation Fund; and (c) costs and expenses incurred by the Disciplined Capital Appreciation Fund in connection with the Reorganization, including preparing and distributing proxy materials, soliciting proxies and holding the Disciplined Capital Appreciation Fund Shareholder Meeting (together the "Excluded Assets") except to the extent such expenses are borne by Catholic Financial Services Corporation or another party.

     2.4 Closing of Books. The assets of the Disciplined Capital Appreciation Fund and the per share net asset value of the New Equity Fund Shares shall be valued as of the close of trading on the New York Stock Exchange on the Closing Date. The stock transfer books of the Disciplined Capital Appreciation Fund shall be permanently closed as of the close of business on the Closing Date, and only requests for the redemption of shares of the Disciplined Capital Appreciation Fund received in proper form prior to the close of trading on the New York Stock Exchange on the Closing Date shall be accepted by the Disciplined Capital Appreciation Fund. Redemption requests thereafter received by the Disciplined Capital Appreciation Fund shall be deemed to be redemption requests for New Equity Fund Shares (assuming that the transactions contemplated by this Plan have been consummated) to be distributed to the Disciplined Capital Appreciation Fund Shareholders pursuant to this Plan.

     2.5 Declaration of Dividends and Distributions by the Disciplined Capital Appreciation Fund. On or prior to the Closing Date, the Disciplined Capital Appreciation Fund will declare a dividend to shareholders of record of the Disciplined Capital Appreciation Fund as of the date of such dividend declaration so that, for the short taxable year of the Disciplined Capital Appreciation Fund ending on the date on which it is completely liquidated and discontinued, the Disciplined Capital Appreciation Fund will have declared an aggregate amount of dividends which: (a) is equal to at least the sum of its net capital gain, if any, (within the meaning of Section 852(b)(3) of the Code) and ninety percent (90%) of its investment company taxable income (determined under Section 852(b)(2) of the Code, but without regard to Section 852(b)(2)(D) of the
Code) for such taxable year; and (b) is sufficient to avoid any excise tax on the Disciplined Capital Appreciation Fund under Section 4982 of the Code for the calendar year in which the Closing Date occurs, provided that the dividends that have been so declared but have not been paid on or before such Closing Date are in fact paid by the Disciplined Capital Appreciation Fund prior to the end of such calendar year to the shareholders of the Disciplined Capital Appreciation Fund as of the record date for determining shareholders entitled to receive payment of such dividend.

     2.6 Liquidation. As soon as reasonably practicable after the Closing Date, the Disciplined Capital Appreciation Fund shall pay or make provisions for all of its debts, liabilities and taxes, and distribute all remaining assets, including the New Equity Fund Shares received by it in the Reorganization and the balance, if any, of the Excluded Assets, to the Disciplined Capital Appreciation Fund Shareholders, and the Disciplined Capital Appreciation Fund's status as a designated series of shares of The Catholic Funds shall be terminated.

     2.7 Issuance of New Equity Fund Shares. On the Closing Date, The Catholic Funds shall instruct its transfer agent to record on The Catholic Funds' books and records the pro rata interest of each of the Disciplined Capital Appreciation Fund Shareholders in the New Equity Fund Shares in the name of such Disciplined Capital Appreciation Fund Shareholder. All Disciplined Capital Appreciation Fund Shares then issued and outstanding shall thereupon be canceled on the books of the New Equity Fund. New Equity Fund shall forward a confirmation of such ownership to each of the Disciplined Capital Appreciation Fund Shareholders. No redemption or repurchase of such New Equity Fund Shares credited to any Disciplined Capital Appreciation Fund Shareholder in respect of his or her Disciplined Capital Appreciation Fund Shares which are represented by an unsurrendered stock certificate shall be permitted until such certificate has been surrendered to The Catholic Funds for cancellation, or if such certificate is lost or misplaced, until a lost certificate affidavit has been executed and delivered to The Catholic Funds.

     2.8 Liabilities and Expenses. The New Equity Fund shall not assume any liability of the Disciplined Capital Appreciation Fund, and the Disciplined Capital Appreciation Fund shall use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date.

3.   Conditions Precedent to Closing

     The Closing of the Reorganization is subject to the conditions that on or before the Closing Date:

     3.1 Approval of Plan By Shareholders of the Disciplined Capital Appreciation Fund. The Disciplined Capital Appreciation Fund Shareholder Meeting shall have been duly called and held in accordance with the provisions of the Investment Company Act, the Maryland General Corporate Law and the Articles of Incorporation and Bylaws of The Catholic Funds, including compliance with the notice and quorum requirements thereunder, and at such meeting the Plan shall have been approved by the affirmative vote of the lesser of (a) 67% or more of the Disciplined Capital Appreciation Fund Shares present at the Disciplined Capital Appreciation Fund Shareholder Meeting, if shareholders who are the owners of more than 50% of the Disciplined Capital Appreciation Fund Shares outstanding and entitled to vote on the Plan at the Disciplined Capital Appreciation Fund Shareholder Meeting are present at such Meeting in person or by proxy; or (b) more than 50% of the Disciplined Capital Appreciation Fund Shares outstanding and entitled to vote on approval of the Plan at the Disciplined Capital Appreciation Fund Shareholder Meeting (the "Required Disciplined Capital Appreciation Fund Shareholder Vote").

     3.2 No Adverse Actions. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Plan or the transactions contemplated hereby.

     3.3 Consents and Approvals. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities) deemed necessary by The Catholic Funds to permit consummation, in all material respects, of the transactions contemplated hereby, shall have been obtained.

     3.4 Effectiveness of Registration Statement on Form N-14. The Catholic Funds' Registration Statement on Form N-14 to be prepared and filed with the SEC with respect to the New Equity Fund Shares, including the Proxy Statement of the Disciplined Capital Appreciation Fund soliciting approval of the Plan at the Disciplined Capital Appreciation Fund Shareholder Meeting constituting a part thereof, shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the knowledge of The Catholic Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     3.5 Continued Effectiveness and Amendment of Registration Statement on Form N-1A.

          (a) The Catholic Funds Registration Statement including the Disciplined Capital Appreciation Fund Prospectus shall remain effective with the SEC from and after the date of this Agreement and continuing up to and including the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the knowledge of The Catholic Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

          (b) A Post-Effective Amendment to The Catholic Funds Registration Statement shall have been filed by The Catholic Funds to include therein the New Equity Fund Prospectus registering shares of the New Equity Fund to be offered to the public, and such post-effective amendment shall have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of The Catholic Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     3.6 Disposition of Ineligible Investments by New Equity Fund. Immediately following the Closing Date, the New Equity Fund shall sell, liquidate or otherwise dispose of such securities and instruments (or portions thereof) transferred to it in the Reorganization from the Disciplined Capital Appreciation Fund as and to the extent necessary to enable the New Equity Fund to own or hold all of the remaining securities and instruments so transferred from the Disciplined Capital Appreciation Fund's investment portfolio without causing a violation of any of the New Equity Fund's investment restrictions or policies; provided that, after taking into account sales of securities and instruments (or portions thereof) by the Disciplined Capital Appreciation Fund prior to the Reorganization for the purposes of meeting the investment objectives and policies of the New Equity Fund, the New Equity Fund will hold at least 34% of the historic assets of the Disciplined Capital Appreciation.

     3.7 Declaration of Dividends and Distributions by the Disciplined Capital Appreciation Fund. Prior to or on the Closing Date, the Disciplined Capital Appreciation Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Disciplined Capital Appreciation Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carried forward).

     3.8 Acquisition of Substantially All of the Assets of the Disciplined Capital Appreciation Fund. The assets of the Disciplined Capital Appreciation Fund to be acquired by the New Equity Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets of the Disciplined Capital Appreciation Fund immediately prior to the Reorganization. For these purposes, assets used by the Disciplined Capital Appreciation Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of the Disciplined Capital Appreciation Fund's business as an open-end diversified management investment company) after the date of this Agreement shall be included as assets of the Disciplined Capital Appreciation Fund immediately prior to the Reorganization.

     3.9 Tax Opinion. The Catholic Funds shall have received on or before the Closing Date an opinion of Quarles & Brady LLP regarding the tax consequences of the Reorganization in substantially the form attached as Exhibit 1 attached to this Agreement.

     3.10 Regulatory Relief. The Catholic Funds shall have received from the SEC such exemptive, no-action or other formal or informal relief from the applicable prohibitions of Section 17 under the Investment Company Act as may be necessary to enable The Catholic Funds to consummate the Reorganization consistent with said Section 17.

4.   Expenses

     The Disciplined Capital Appreciation Fund and the New Equity Fund will bear their respective expenses in connection with the entering into and carrying out the provisions of this Plan; provided, however, it is not expected that the New Equity Fund will incur any expenses; provided further, however, that it is expected that Catholic Financial Services Corporation will bear the expenses of the Disciplined Capital Appreciation Fund.

5.   Termination

     5.1 By The Catholic Funds. This Plan may be terminated at any time by The Catholic Funds, and will be terminated by The Catholic Funds if any of the conditions precedent to the Reorganization set forth in Article 3 have not been satisfied as of the Closing Date.

     5.2 Effects of Termination. In the event of any such termination, there shall be no liability for damage on the part of either the Disciplined Capital Appreciation Fund or the New Equity Fund.

6.   Amendment

     This Plan may be amended, modified or supplemented in such manner as The Catholic Funds determines; provided, however, that following approval of the Plan by the Required Disciplined Capital Appreciation Fund Shareholder Vote, no such amendment may have the effect of changing the provisions for determining the number of New Equity Fund Shares to be issued to the Disciplined Capital Appreciation Fund Shareholders pursuant to this Plan to the detriment of the Disciplined Capital Appreciation Fund Shareholders without their further approval.

7.   Miscellaneous

     7.1 Headings. The Article and Section headings contained in this Plan will have reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     7.2 Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, The Catholic Funds' Articles of Incorporation and Bylaws, and the Disciplined Capital Appreciation and New Equity Funds Prospectuses.


     IN WITNESS WHEREOF, on the authority of the Board of Directors of The Catholic Funds, this Plan has been executed by its duly authorized officer as of the day and year first written above.

                                          BY ORDER OF THE BOARD OF
                                          DIRECTORS OF THE CATHOLIC
                                          FUNDS, INC.
                                          (On Behalf of The Catholic Disciplined
                                          Capital Appreciation and New Equity
                                          Funds)



                                          By: /s/  Allan G. Lorge
                                              ----------------------------------
                                                   Allan G. Lorge, President

                            THE CATHOLIC FUNDS, INC.
               THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Revocable Proxy for Special Meeting of Shareholders. This Proxy is Solicited on Behalf of the Board of Directors. The undersigned hereby appoints Daniel Steininger, Allan Lorge or Theodore Zimmer, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of The Catholic Disciplined Capital Appreciation Fund to be held at ___________, ________________________,
___________________,  Wisconsin at ________, on ___________________,  2002 or at
any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement/Prospectus, receipt of which is hereby acknowledged.

Shares listed below represent the total number of shares of The Catholic Disciplined Capital Appreciation Fund registered in the name printed below.

                                 Dated:  _____________________________, 2002

                                 -----------------------------------------------

                                 -----------------------------------------------
                                   (Please sign exactly as name appears at left)


                                   (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

--------------------------------------------------------------------------------

Shares represented by this proxy will be voted as directed by the stockholder. IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.


-------------------------------------------------------------------------------- ----- --------- ---------
                                                                                  FOR   AGAINST   ABSTAIN
1.   To approve a Plan of Reorganization  and Liquidation (the "Plan") providing  ____   _____      _____
     for (a) the  transfer of  substantially  all of the assets of The  Catholic
     Disciplined  Capital  Appreciation  Fund  (net of its  liabilities)  to The
     Catholic  Equity Fund in exchange  solely for shares of The Catholic Equity
     Fund,  followed by (b) the  distribution  of shares of The Catholic  Equity
     Fund,  pro rata,  to The Catholic  Disciplined  Capital  Appreciation  Fund
     shareholders   in   dissolution   of  The  Catholic   Disciplined   Capital
     Appreciation Fund.

2.   In their  discretion,  the  proxies  are  authorized  to vote on such other matters as may properly come before the meeting.
-------------------------------------------------------------------------------- ----- --------- ---------



                       STATEMENT OF ADDITIONAL INFORMATION
                            DATED FEBRUARY ___, 2002

                       FOR THE REORGANIZATIONS OF EACH OF
                             THE EQUITY INCOME FUND
                       THE CATHOLIC LARGE-CAP GROWTH FUND
                                       AND
               THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND
              (each an existing series of The Catholic Funds, Inc.)

                                  with and into

                            THE CATHOLIC EQUITY FUND
             (a newly designated series of The Catholic Funds, Inc.)

                            The Catholic Funds, Inc.
                             1100 West Wells Street
                               Milwaukee, WI 53233

     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Proxy Statements/Prospectuses, dated February ___, 2002, relating to the separate reorganizations (the "Reorganizations") of The Equity Income Fund (the "Equity Income Fund"), The Catholic Large-Cap Growth Fund (the "Large-Cap Fund") and The Catholic Disciplined Capital Appreciation Fund (the "Capital Appreciation Fund") (referred to together as the "Existing Funds"), each a series of The Catholic Funds, Inc. ("The Catholic Funds" or "CFI"), with and into The Equity Fund (the "Equity Fund"), a newly designated series of The Catholic Funds.

     In connection with the Reorganizations, the Equity Fund would acquire substantially all of the assets (net of liabilities) of each of the Existing Funds. In consideration of each Existing Fund's transfer of assets to the Equity Fund, the Equity Fund would issue to the respective Existing Funds Class A shares of the Equity Fund having an aggregate net asset value equal to the aggregate value of the assets transferred to it by the respective Existing Funds. Each of the Existing Funds thereafter would distribute the shares of the Equity Fund so received to its shareholders on a pro rata basis, and each Existing Fund subsequently would be liquidated and discontinued. For purposes of historic financial and performance information, the Capital Appreciation Fund will be deemed the survivor of the Reorganizations, because its investment program, strategies and portfolio most closely resemble those of the Equity Fund.

     As a result of these Reorganizations, shareholders of each Existing Fund would become shareholders of The Equity Fund. It is expected that the aggregate net asset value of the shares of the Equity Fund received by each shareholder of each Existing Fund in the separate Reorganizations would be equal, immediately following such Reorganization, to the aggregate net asset value of the shares of the Existing Fund held by such shareholder immediately prior to the respected Reorganizations. The Reorganizations are expected to be tax-free to the shareholders of each Existing Fund. None of the Reorganizations are conditioned on the occurrence of either or both of the other Reorganizations. In other words, if the shareholders of any Existing Fund approve the Reorganization relating to that Existing Fund and other conditions to the completion of that Reorganization are fulfilled, then that Reorganization will be completed regardless of whether either or both of the other two Reorganizations are approved and completed.

     The information otherwise required to be set forth in this Statement of Additional Information is included in: (a) the combined Statement of Additional Information of the Existing Funds, dated January __, 2002 (the "Existing Funds SAI"); and (b) the Annual Report to Shareholders of The Catholic Funds (including each of the Existing Funds), dated September 30, 2001 (the "Existing Funds Annual Report"). The Existing Funds SAI and the Existing Funds Annual Report are incorporated by reference herein. Copies of those documents and of the Proxy Statement/Prospectus for each Reorganization to which this Statement of Additional Information relates may be obtained without charge by writing Catholic Financial Services Corporation at 1100 West Wells Street, Milwaukee, Wisconsin 53233, or by calling (877) 222-2402.

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT TECHNIQUES AND STRATEGIES - THE EQUITY FUND.........................1

INVESTMENT RESTRICTIONS - THE EQUITY FUND......................................4

MANAGEMENT.....................................................................6

PERFORMANCE INFORMATION OF THE EQUITY FUND....................................14

DETERMINATION OF NET ASSET VALUE PER SHARE OF THE EQUITY FUND.................16

DISTRIBUTION OF SHARES OF THE EQUITY FUND.....................................17

DISTRIBUTION PLAN.............................................................17

REGULATED INVESTMENT COMPANY STATUS...........................................18

DESCRIPTION OF SHARES OF THE EQUITY FUND......................................19

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................20

CODE OF ETHICS................................................................21

PAYMENTS "IN KIND"............................................................21

ACCOUNTING, FULFILLMENT, CUSTODIAN AND TRANSFER AGENT SERVICES................21

EXPERTS  .....................................................................22

HISTORICAL FINANCIAL STATEMENTS...............................................22

PRO FORMA FINANCIAL STATEMENTS................................................23

NOTES TO PRO FORMA FINANCIAL STATEMENTS.......................................31


ADDITIONAL INFORMATION ABOUT THE CATHOLIC FUNDS AND THE CATHOLIC EQUITY INCOME FUND, THE CATHOLIC LARGE-CAP GROWTH FUND AND THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

     For additional information about The Catholic Funds and each of the Existing Funds, please see the Existing Funds SAI, which is incorporated by reference herein.

             INVESTMENT TECHNIQUES AND STRATEGIES - THE EQUITY FUND

     The investment objective and policies of The Equity Fund are described in the Proxy Statement/Prospectus relating to each Reorganization. Set forth below is supplemental information about those policies and the types of securities in which the Equity Fund may invest.

Repurchase Agreements

     The Equity Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities. In a repurchase transaction, a Fund acquires a security from, and simultaneously resells it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities which must meet credit requirements set by the Board of Directors from time to time. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the 1940 Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Adviser will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     Repurchase agreements have some risks. If the other party defaults on its obligation at a time when the value of the security has declined, the Fund may incur a loss. If the other party becomes insolvent a court may find that the underlying security is collateral for a loan by the Fund and the Fund may not have complete control over the collateral. It is also possible that the Fund may not be able to prove its interest in the underlying security and may be treated as an unsecured creditor. While the Adviser and Sub-adviser acknowledge these risks, they expect to control them.

Index Futures Contracts

     As discussed in the Proxy Statements/Prospectuses, The Catholic Equity Fund may invest in exchange traded futures contracts on the S&P 500 Index. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of those securities is made.

     When a purchase or sale of a futures contract is made by the Equity Fund, the Fund is required to deposit with its Custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government Securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Equity Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Equity Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Equity Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in the value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Equity Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Equity Fund will mark to market all of its open futures positions.

     While the Equity Fund maintains an open futures position, it must maintain with its Custodian, in a segregated account, assets with a market value sufficient to cover the Fund's exposure on the position (less the amount of the margin deposit associated with the position). The Equity Fund's exposure on a futures contract is equal to the amount paid for the contract by the Fund.

     Index futures contracts in which the Equity Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, same underlying index and same delivery date), or in cash. If an offsetting purchase price is less than the original sales price, the Equity Fund would realize a capital gain, or if it is more, the Fund would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund would realize a capital gain, or if it is less, the Equity Fund would realize a capital loss. The transaction costs also would affect the amount of any gain or loss.

     There are several risks associated with the use of futures contracts in the manner proposed by the Equity Fund. A purchase or sale of a futures contract could result in losses in excess of the amount invested in the futures contract. There are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing an equitizing strategy not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of the futures contract may vary either up or down from the previous days' settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. There can be no assurance that a liquid market will exist at a time when the Equity Fund seeks to close out a futures position, and the Fund could be forced to continue to meet margin requirements until the position is closed.

     The Equity Fund will limit its futures strategies to equitizing uninvested cash held temporarily by the Fund from time to time. The Equity Fund will only enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or quoted on an automated quotation system. The Equity Fund will not enter into a futures contract if, immediately after the transaction, the initial margin deposits for futures contracts held by the Fund would exceed 5% of the Fund's total assets or if more than 20% of the Fund's total assets were committed to such contracts.

Taxation of Futures

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of the delivery notice date or the expiration date. Should the Equity Fund ever deliver securities under a futures contract (which is not expected to occur), the Fund would realize a capital gain or loss on those securities.

     For federal income tax purposes, the Equity Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures positions ("year-end mark to market"). Generally any gain or loss recognized with respect to such positions (either by year-end mark to market or by actually closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. The Equity Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including year-end mark to market gains) on futures transactions. Such distributions are combined with distributions of capital gains realized on the Equity Fund's other investments, and shareholders are advised of the nature of the payments.


                    INVESTMENT RESTRICTIONS - THE EQUITY FUND

Fundamental Investment Restrictions

     The following are fundamental policies for the Equity Fund, meaning they cannot be changed without the vote of a "majority" of the outstanding voting securities of the Equity Fund. Such a "majority" vote is defined in the 1940 Act as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares. The Equity Fund may not:

     (1) Purchase securities on margin, make short sales or write or purchase put and call options, except for bonafide hedging purposes and to equitize cash as described in the Proxy Statement/Prospectus and this Statement of Additional Information and subject to the conditions and limitations described therein and herein;

     (2)  Buy or sell commodities or commodity  contracts,  except that the Fund
          may  invest  in  futures   contracts   as   described   in  the  Proxy
          Statement/Prospectus and this Statement of Additional Information;

     (3) Purchase securities of closed-end investment companies, except (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company, (ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company, and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation;

     (4) Make loans to other persons, except that we reserve freedom of action, consistent with the Fund's other investment policies and restrictions and as described in the Proxy Statement/Prospectus and this Statement Of Additional Information, to: (a) invest in debt obligations, including those that are either publicly offered or of a type customarily purchased by institutional investors, even though the purchase of such debt obligations may be deemed the making of loans; and (b) enter into repurchase agreements;

     (5) Issue senior securities or borrow, except that we may borrow for the Fund in amounts not in excess of 10% of its net assets, taken at current value, and then only from banks as a temporary measure for extraordinary or emergency purposes (we will not borrow money for the Fund to increase income, but only to meet redemption requests that otherwise might require untimely dispositions of portfolio securities; interest paid on any such borrowing will reduce the Fund's net income);

     (6) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund, except as may be necessary in connection with and subject to the limits in restriction (5), and except in connection with entering into futures contracts. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets;

     (7) Underwrite any issue of securities, except to the extent that we purchase securities directly from an issuer thereof in accord with the Fund's investment objectives and policies we may be deemed to be underwriting or to the extent that in connection with the disposition of portfolio securities we may be deemed an underwriter for the Fund under federal securities laws;

     (8) Invest more than 25% of the Fund's total assets, taken at current value at the time of each investment, in securities of issuers whose principal business activities are in any single industry or issuer (except the U.S. government or any agency or instrumentality thereof);

     (9) Invest in oil, gas or mineral related programs or leases except as may be included in the definition of public utilities, although we may invest in securities of enterprises engaged in oil, gas or mineral exploration;

     (10) Invest in repurchase agreements maturing in more than seven days or in other securities with legal or contractual restrictions on resale if, as a result thereof, more than 10% of the Fund's net assets (taken at current value at the time of such investment) would be invested in such securities; or

     (11) Purchase more than 10% of the outstanding voting securities of an issuer or invest for the purpose of exercising control or management.

Non-Fundamental Investment Restrictions

     The following operating policies of the Equity Fund, together with the Fund's investment objective, are not fundamental policies and, as such, may be changed by a majority vote of the Board of Directors without shareholder approval. These additional restrictions provide that for the Equity Fund, we may not:

     (1) Purchase or sell real estate, or real estate limited partnership interests provided that we may invest in securities for the Fund secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

     (2) Invest in any security if as a result the Fund would have more than 5% of its net assets invested in securities of companies which, together with any predecessors, have been in continuous operation for less than three years; or

     (3) Purchase securities or other investment companies, if the purchase would cause more than 10% of the value of the Fund's net assets to be invested in investment company securities provided that (a) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the Fund or more than 5% of the value of the Fund's net assets would be invested in such company; and (b) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation acquisition or reorganization.

                                   MANAGEMENT

Directors and Officers

     Under applicable law, the Board of Directors is responsible for management of CFI, and provides broad supervision over its affairs. Among other important duties, the Board of Directors selects advisers and sub-advisers to manage the day-to-day investment of the Equity Fund's assets and its other day-to-day operations. The Board of Directors annually reviews the investment advisory and the sub-advisory agreement, and those agreements continue from year to year only subject to annual approval by the Board of Directors (including at least a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of CFI or its investment adviser, distributor or any sub-adviser, such Directors being referred to herein as the "Independent Directors"). The Board also annually reviews the terms and operation of the Equity Fund's Rule 12b-1 Distribution Plan, and annual continuation of that Plan is subject to approval by the Board of Directors, including at least a majority of the Independent Directors. The Board also annually approves the selection of independent public accountants for the Equity Fund, and appoints officers to oversee the day-to-day operations of CFI and the Fund. In addition, the Board of Directors establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of CFI's business, including such things as the Catholic values to be adhered to by the Equity Fund and the methods and means by which they are implemented, policies and procedures pursuant to which the Equity Fund's securities are priced, a code of ethics governing personal securities trading by persons involved in the management of the Equity Fund, and numerous other policies and procedures.

     The following table presents information about each Director and Officer of CFI, including biographical information about their business experience and information about their relationships with CFI and its affiliates.


                                        Term of
                                       Office and
                                        Length of    Number of      Other       Principal Occupation
                          Position        Time       Portfolios  Directorships      During Past
Name, Address and Age     with CFI      Served(1)    Overseen       Held            Five Years
---------------------     --------      ---------    ---------   ------------   ---------------------
Interested Directors
and Officers:

Daniel J.  Steininger(2)  Director,     Since 1999       2       None           President of Catholic
1100 West Wells Street    Chairman of                                           Knights since 1981;
Milwaukee, WI  53233      the Board                                             Chairman of the Board
D.O.B.  5/1/45                                                                  of Catholic Financial
                                                                                Services Corporation
                                                                                since 1996; President,
                                                                                Catholic Brokerage
                                                                                Services Corp. since
                                                                                November, 1994;
                                                                                President, Catholic
                                                                                Knights Financial
                                                                                Services, Inc. since
                                                                                1994.

Allan G.  Lorge(2)        President,    Since 1999       2       None           Secretary/Treasurer of
1100 West Wells Street    Director                                              Catholic Knights since
Milwaukee, WI  53233                                                            1986;  President of
D.O.B.  12/9/49                                                                 Catholic Financial
                                                                                Services Corporation
                                                                                since 1996; Secretary/
                                                                                Treasurer of Catholic
                                                                                Brokerage Services Corp.
                                                                                since November, 1994;
                                                                                Secretary/Treasurer and
                                                                                Vice President of
                                                                                Catholic Knights
                                                                                Financial Services, Inc.
                                                                                since 1994.

Thomas J. Munninghoff(3)  Director      Since 1999       2       None           President, Munninghoff,
231 Scott Boulevard                                                             Lange and Co.
Covington, KY  41011                                                            (accounting firm) since
D.O.B.  8/27/47                                                                 1983,  Director Catholic
                                                                                Order of Foresters,
                                                                                since 1999.

Mark K.  Forbord          Chief         Since 1999      N/A      None           Controller of Catholic
1100 West Wells Street    Financial                                             Knights Financial
Milwaukee, WI  53233      Officer                                               Services, Inc. since
D.O.B.  1/21/54                                                                 April 19, 1996;
                                                                                Controller of Catholic
                                                                                Brokerage Services Corp.
                                                                                since April 19, 1996;
                                                                                Senior Financial Analyst
                                                                                of Catholic Knights
                                                                                since July 1995;
                                                                                Instructor at The
                                                                                University of Wisconsin
                                                                                -Milwaukee since Jan.
                                                                                1986;  and  Instructor
                                                                                at Cardinal-Stritch
                                                                                University since
                                                                                September 1990.

Russell J.  Kafka         Treasurer     Since 1999      N/A      None           Director and Vice
1100 West Wells Street                                                          President - Investments
Milwaukee, WI  53233                                                            of Catholic Financial
D.O.B.  6/20/44                                                                 Services Corporation
                                                                                since 1996; Director
                                                                                of Catholic Knights
                                                                                Financial Services,Inc.
                                                                                since June 1994;
                                                                                Brokerage Services Corp.
                                                                                since November 1994;
                                                                                and Vice President
                                                                                -Investments of Catholic
                                                                                Knights since January
                                                                                1985.

Theodore F.  Zimmer       Vice          Since 1999      N/A      None           General Counsel, Catholic
1100 West Wells Street    President                                             Knights, since September
Milwaukee, WI  53233      and                                                   1997; Vice President (since
D.O.B.  12/17/40          Secretary                                             1999) and Secretary (since
                                                                                June, 2001), Catholic
                                                                                Financial Services
                                                                                Corporation; Partner at
                                                                                Miller, Simon, McGinn
                                                                                and Clark (law firm)
                                                                                from October 1996 to
                                                                                Sept. 1997; and prior
                                                                                to October, 1996,
                                                                                Partner at Quarles &
                                                                                Brady LLP.
Independent Directors:

Thomas A.  Bausch, PhD    Director      Since 1999       2       None           Professor of Management,
1715 N. 71st Street                                                             Marquette University
Milwaukee, WI   53213                                                           since 1978.
D.O.B.  06/06/38

J.  Michael Borden        Director      Since 1999       2       Trustee,       Chief Executive Officer
P.O.  Box 591                                                    Jefferson      of HUFCOR
Janesville, WI  53547                                            Fund Group     (1978-present).
D.O.B.  12/21/36                                                 Mutual Funds
                                                                 (1995-
                                                                 present)

Daniel R.  Doucette       Director      Since 1999       2       None           President and CEO
250 North Sunnyslope Road                                                       Milwaukee Insurance,
Suite 250                                                                       1989 to present,
Brookfield, WI  53005                                                           President, Milwaukee
D.O.B.  9/03/49                                                                 Rampage, 1994 to
                                                                                present, Wisconsin
                                                                                Rebels, 1997 to present
                                                                                Director, Zink the
                                                                                Zebra Foundation, 1997
                                                                                to present, St Ann
                                                                                Center 1998 to present,
                                                                                National Sports Law
                                                                                Institute, 1999 to
                                                                                present, Medical
                                                                                College of Wisconsin
                                                                                1999 to present,
                                                                                Chairman of the Board,
                                                                                Resolute Systems, Inc.

Conrad L.  Sobczak        Director      Since 1999       2       None           President  and  CEO,
6015 Washington Blvd.                                                           Family Health   Systems,
Wauwatosa, WI  53213                                                            1987 to 1998, Director
D.O.B.  10/20/38                                                                of St. Ann Center, UWM
                                                                                Foundation, and
                                                                                Continuing Care Center
                                                                                respectively 1998 to
                                                                                present, Field Surveyor,
                                                                                Joint Commission, 1998
                                                                                to present.
----------------------------


(1) Officers of CFI serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of CFI serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

(2) Messrs. Steininger and Lorge are considered to be "interested persons" (as defined in the 1940 Act) of CFI by virtue of their positions with Catholic Knights and Catholic Financial Services Corporation.

(3) Mr. Munninghoff is considered to be an "interested person" (as defined in the 1940 Act) of CFI by virtue of the fact that he is a director of Catholic Order of Foresters, a shareholder of Catholic Financial Services Corporation.

     The standing committees of CFI's Board of Directors include an Audit Committee, a Nominating Committee and the Catholic Screen Review Committee. The Audit and Nominating Committees consist of all of the Independent Directors.

     The Audit Committee annually selects independent public accountants for the Equity Fund and oversees the preparation of the Equity Fund's financial statements. In this capacity, the Audit Committee meets at least annually with the independent public accountants to discuss with them any issues surrounding the preparation of the Fund's financial statements. The Audit Committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Equity Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee held one meeting during the fiscal year ended September 30, 2001.

     The Nominating Committee meets as needed to nominate candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required under the provisions of the 1940 Act. The Nominating Committee does not accept recommendations for nominations by shareholders of CFI. The Nominating Committee did not meet during the fiscal year ended September 30, 2001.

     The Catholic Screen Review Committee consists of several Directors and one or more officers of CFI. It provides ongoing review of the implementation of CFI's principle of Responsible Catholic Stewardship.

     The dollar range of equity securities beneficially owned by each director in The Catholic Money Market Fund, in each of the Existing Funds and in the aggregate in all Funds as of December 31, 2001, valued as of that date, is shown in the following table.


                      Dollar Range of Equity Securities in
                                                                                          Aggregate Dollar
                                                                                          Range of Equity
                                                                                         Securities in All
                                                                                       Registered Investment
                                                                                         Companies Overseen
                                                                                            by Director
                                           Capital         Equity                          in the Family
                        Large-Cap        Appreciation    Income Fund       Money Market    of Investment
                        Growth Fund         Fund                              Fund          Companies
Thomas A.  Bausch, PhD.     None             None            None              None              None

J.  Michael Borden          None             None            None              None              None

Daniel R.  Doucette     $1-$10,000       $1-$10,000       $1-$10,000       $1-$10,000       $1-$10,000

Conrad L.  Sobczak      $10,000-$50,000       None           None               None        $10,000-$50,000

Thomas Munninghoff      $1-$10,000            None        $10,000-$50,000       None        $10,000-$50,000

Dan Steininger          $10,000-$50,000  $10,000-$50,000     None          $1-$10,000       $50,000-$100,000

Allan Lorge             $10,000-$50,000  $10,000-$50,000  $10,000-$50,000  $10,000-$50,000  $50,000-$100,000

     As of December 31, 2001, no Independent Directors nor any immediate family members of an Independent Director beneficially owned any securities in Catholic Financial Services Corporation, any of the sub-advisers or any person controlling, controlled by or under common control with any of them.

     Each of the Existing Funds and The Catholic Money Market Fund pays an equal portion of the fees and expenses of the four Independent Directors. Such fees consist of an annual retainer in the amount of $500 and $250 per Board meeting attended. Additionally, Directors and Officers may purchase Class A shares without a front-end sales change. The annual compensation paid by CFI to each of the Directors is set forth in the table below.


                                                                                     Total
                                       Aggregate         Retirement Benefits    Compensation from
                                   Compensation from         from the Fund           the Fund
                                    the Fund Complex           Complex               Complex
Thomas A.  Bausch, PhD, Director         $1,250                 $-0-                $1,250

J.  Michael Borden,                      $1,000                 $-0-                $1,000
Director

Daniel R.  Doucette,                     $1,500                 $-0-                $1,500
Director

Conrad L.  Sobczak,                      $1,250                 $-0-                $1,250
Director

Thomas Munninghoff,                       $-0-                  $-0-                 $-0-
Director

Dan Steininger, Director                  $-0-                  $-0-                 $-0-

Allan Lorge, Director                     $-0-                  $-0-                 $-0-


     As of December 31, 2001, management is unaware of any person who beneficially owned more than 5% of the outstanding shares of any of the Existing Funds or The Catholic Money Market Fund other than those reflected in the following table.


                                                   Capital                        The Catholic
                                                 Appreciation       Equity          Money
                               Large-Cap Fund        Fund         Income Fund    Market Fund
Catholic Knights                   46.8%            63.9%            69.1%           55.6%
Catholic Order of Foresters        10.4%            13.8%            13.0%           18.8%
Catholic Financial Services         -0-              -0-              -0-             7.2%
Corporation
Catholic Aid Association (a         -0-              -0-              -0-             5.0%
fraternal benefit society)
Officers and Directors of CFI       1.4%             1.3%             1.1%            1.6%
(as a group - ten persons)**
---------------------------

* No officer or director owned individually more than 1% of the outstanding shares of The Catholic Money Market Fund.

     As reflected in the Director and Officer biographical table included at the beginning of this section caption "Management - Directors and Officers," certain officers of CFSC also serve as officers of Catholic Knights and other of its affiliates. Likewise, some individual officers of the sub-adviser also are officers of affiliates of the sub-advisers, and/or serve as portfolio managers for other investment companies managed by the sub-advisers and their affiliates and provide investment advisory services in those capacities.

     THE  INVESTMENT  ADVISERS.  Each  Fund is  managed  by  Catholic  Financial
Services Corporation ("CFSC") pursuant to an Investment Advisory Agreement. Mellon Equity Associates, LLP ("Mellon") has been engaged as sub-adviser to manage the assets of The Catholic Equity Fund. Basic information about CFSC and the Advisory Agreement and about Mellon is set forth in the Proxy Statement/Prospectus under "Management."

     The Advisory Agreement with CFSC requires CFSC, at its expense, to provide CFI with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Equity Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     Expenses relating to the Equity Fund not expressly assumed by the adviser under the Investment Advisory Agreement, the sub-adviser under the Sub-Advisory Agreement, or by the Distributor under the Distribution Agreement, are paid by the Equity Fund.

     The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for obligations and duties under the Sub- Advisory Agreement, the sub-adviser is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder.

     At a meeting held on February 14, 2002, the Board of Directors, including all of the Independent Directors, approved the selection of CFSC and Mellon Equity Associates as investment adviser and sub-adviser, respectively, for The Catholic Equity Fund, and also approved the extension of the Advisory Agreement with CFSC to that Fund and approved the terms of a new Sub-Advisory Agreement with Mellon Equity Associates. In approving these matters, the Board of Directors considered the following factors, among others:

     o    The  scope  of  services  to be  provided  by CFSC and  Mellon  Equity
          Associates.

     o Mellon Equity Associates' experience and past performance in managing mutual funds and other investment portfolios with a passive management investment strategy, and in managing index funds based on the S&P 500 Index in particular.

     o The special expertise and experience of CFSC and Mellon Equity Associates in managing investment portfolios under social values and screens, and CFSC's particular experience in implementing CFI's Catholic values.

     o The benefits to CFSC and Mellon Equity Associates and their affiliates that potentially could be obtained as a result of their management agreements with respect to The Catholic Equity Fund, apart from cash compensation, including, in the case of CFSC, the possible sale of insurance and other products to investors in The Catholic Equity Fund and a possible increase in its membership base.

     o With respect to the selection of CFSC, the fact that The Catholic Equity Fund is being established as a result of the consolidation of three existing equity funds of CFI.

     o    With respect to the selection of Mellon Equity Associates, comparative
          information  regarding  alternative   sub-advisers,   including  their
          relevant experience, past performance and proposed fees.

     o The management fees proposed by CFSC and Mellon Equity Associates as compared to traditional S&P 500 Index funds, including CFSC's commitment to reimburse expenses and waive fees as necessary to cap the Fund's annual operating expenses for Class A, Class C and Class I shares at 0.95%, 1.20% and 0.70%, respectively, of average daily net assets for the fiscal year ending September 30, 2002.


                   PERFORMANCE INFORMATION OF THE EQUITY FUND

Total Return

     From time to time the Equity Fund may advertise its "total return." "Total return" of the Fund refers to the annual average return for 1, 5, and 10-year periods (or the portion thereof during which the Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period.

     The Catholic Disciplined Capital Appreciation Fund is considered the surviving entity of the Reorganizations, and therefore is the predecessor to the Equity Fund. Accordingly, performance information of the Equity Fund for periods prior to the completion of the Reorganizations and the commencement of operations of the Equity Fund actually will be performance information of The Catholic Disciplined Capital Appreciation Fund. When quoting or advertising performance information, the Equity Fund will make clear that performance information for periods prior to that time reflects the performance of The Catholic Disciplined Capital Appreciation Fund.

     Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of its portfolio securities, and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Fund's performance to performance figures published for other investment vehicles.

     Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or the portion thereof during which the Fund has been in existence) ended on the date of the Fund's balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T) n = ERV

         Where:

         P        =        a hypothetical initial payment of $1,000
         T        =        average annual total return
         n        =        number of years
         ERV      =        ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods
                           (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Fund. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

     The table below shows the average annual total returns for The Catholic Disciplined Capital Appreciation Fund (the predecessor in interest to The Catholic Equity Fund) for the one-year period ended on September 30, 2001, and since the commencement of its operations on May 3, 1999 through September 30, 2001.
                                                                     From
                                                                 Commencement
                                                               of Operations on
                                       1 Year Ended          May 3, 1999 through
                        Fund        September 30, 2001        September 30, 2001
                        ----        ------------------        ------------------

The Catholic Disciplined Capital         -22.81%                    -6.67%
Appreciation Fund

Average Annual Total Return After Taxes on Distributions and Redemption

     The Equity Fund's average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                                P(1 + T)n = ATVDR

         Where:

         P =               a hypothetical initial payment of $1,000.
         T =               average annual total return (after taxes on
                           distributions and redemption).
         n =               number of years.
         ATVDR =           ending value of a hypothetical $1,000 payment made at
                           the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or ractional portion), after taxes on fund distributions and redemption.

     If the Equity Fund advertises its total return for a 1-, 2-, or 3-year period, or the total return since the Fund commenced operations, the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.

     The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

     The table below shows the average annual total return, after taxes on distributions and redemptions, for The Catholic Disciplined Capital Appreciation Fund (the predecessor in interest to The Catholic Equity Fund) for the one-year period ended on September 30, 2001, and since commencement of its operations on May 3, 1999 through September 30, 2001.


                                                                        From
                                                                   Commencement
                                                                 of Operations on
                                        1 Year Ended           May 3, 1999 through
                    Fund             September 30, 2001         September 30, 2001
                    ----             ------------------         ------------------
The Catholic Disciplined Capital
Appreciation Fund


     The Equity Fund will compare its  performance  to that of the S&P 500 Index and from time to time may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications, such as Lipper Analytical Services, Inc., Morningstar, Inc., FORBES, FORTUNE, MONEY, BUSINESS WEEK, VALUE LINE, INC. AND THE WALL STREET JOURNAL. These rating services and magazines rank the performance of the Funds against all funds over specified periods and in specified categories.


          DETERMINATION OF NET ASSET VALUE PER SHARE OF THE EQUITY FUND

     The Equity Fund's shares are sold at their next determined net asset value per share, plus any applicable sales charge. The Fund determines the net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities a Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

     Any retail investor may purchase Class A shares of the Equity Fund. The public offering price of Class A shares is the net asset value plus a maximum front-end sales charge equal to a percentage of the offering price. The maximum front-end sales charge is 4.00% of the offering price (4.17% of the NAV).

     The front-end sales charge on Class A shares of the Equity Fund may be reduced or waived on certain purchases or under certain circumstances. If you are eligible for a reduction, you must notify us or your Registered Representative at the time you purchase shares.

                    DISTRIBUTION OF SHARES OF THE EQUITY FUND

     Catholic Financial Services Corporation, the Equity Fund's investment adviser, also acts as distributor of the shares of the Fund. CFSC has agreed to use its "best-efforts" to distribute the Fund's shares, but has not committed to purchase or sell any specific number of shares. The Distribution Agreement for the Fund is renewable annually by the vote of the directors at a meeting called for such purpose and may be terminated upon 30 days' written notice by either party. Under the Agreement, CFSC will pay for the costs and expenses of preparing, printing and distributing materials not prepared by the Fund and used by CFSC in connection with its offering of shares for sale to the public, including the additional costs of printing copies of the prospectus and of annual and interim reports to shareholders other than copies required for distribution to shareholders or for filing under the federal securities laws, and any expenses of advertising incurred by CFSC in connection with the offering of the shares. Brokers who sell Class A shares of the Equity Fund pursuant to a selling agreement receive the entire front-end sales charge.

                                DISTRIBUTION PLAN

     The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 of the Investment Company Act. Under the Plan, CFSC provides the Directors, after the end of each quarter, a written report setting forth all amounts expended under the Plan, including all amounts paid to dealers as distribution or service fees. In approving the Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Plan will benefit the Fund and the shareholders of the Fund.

     The Plan may be terminated by vote of a majority of the Independent Directors, or by vote of the majority of the outstanding voting securities of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise it may be amended by the Directors, including a majority of the Independent Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as a Distribution Plan is in effect, the selection or nomination of the Independent Directors is committed to the discretion of such Independent Directors.

     The Distribution Plan of the Fund may be terminated by the Directors at any time on 60 days written notice without payment of any penalty by the Adviser, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Independent Directors.

     The Distribution Plan will continue in effect for successive one-year periods, if not sooner terminated in accordance with its terms, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Independent Directors.

     The maximum amount of fees payable under the Distribution Plan during any year with respect to Class A shares of the Equity Fund is twenty-five basis points or (0.25 of 1%) of the average daily net assets of the Fund which are attributable to its Class A shares.

                       REGULATED INVESTMENT COMPANY STATUS

     As a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), the Equity Fund is not subject to Federal income taxes on the net investment income and capital gains that the Fund distributes to the Fund's shareholders. The distribution of net investment income and capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to Fund shareholders as capital gains from property held for more than one year will be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the Federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes. To qualify as a RIC, the Code requires that at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's total assets be invested in cash, U.S. Government Securities, the securities of other regulated investment companies, and other securities, with such securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of Fund's total assets and 10% of the outstanding voting securities of any one issuer, and (ii) not more than 25% of the value of the Fund's total assets be invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or related trades or businesses.

     The Equity Fund will seek to qualify for treatment as a RIC under the Code. Provided that the Fund (i) is a RIC and (ii) distributes at least 90% of the Fund's net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund's net investment income and the Fund's net realized long and short-term capital gains, if any, are distributed to the Fund's shareholders. To avoid an excise tax on its undistributed the Fund generally must distribute annually at least 98% of its income, including its net long-term capital gains as calculated on a calendar year basis as defined by the Code. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test").

     In the event of a failure by the Equity Fund to qualify as a RIC, the Fund would be subject to Federal income taxes on its taxable income and the Fund's distributions, to the extent that such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC.

     If the Equity Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Fund should fail to qualify as a RIC and should thereafter seek to qualify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to qualify as a RIC. A similar rule may apply if the Fund initially qualifies as a RIC, then fails to qualify for more than one taxable year, and subsequently requalifies as a RIC.

     If the Equity Fund determines that will not qualify as a RIC under Subchapter M of the Code, it will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

                    DESCRIPTION OF SHARES OF THE EQUITY FUND

     In the interest of economy and convenience, certificates representing shares purchased in the Equity Fund are not issued. However, such purchases are confirmed to the investor and credit to their accounts on the books maintained by US Bancorp Fund Services, LLC (the "Agent"), Milwaukee, Wisconsin. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued.

     Shareholders have the right to vote on the election of Directors at each meeting of shareholders at which Directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of CFI.
CFI's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contacts. Shareholders of each series of a series company, such as the CFI, vote together with each share of each series of the company on matters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series' fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new Investment Advisory Agreement), separate votes by series are required. The same rules govern the separate or joint voting of Classes of shares within a series.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Under the Investment Advisory and Sub-Advisory Agreement (referred to hereinafter in this section as the "Advisory Agreements"), the adviser and subadviser (hereinafter referred to in this section as the "advisers") have the authority to direct the placement of orders for the purchase and sale of the Equity Fund's portfolio securities.

     The cost of securities transactions for the Equity Fund will consist primarily of brokerage commissions or dealer or underwriter spreads.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sellers who make a market in the securities will be dealt with directly unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. In placing portfolio transactions, the advisers seek the best combination of price and execution.

     In determining which brokers provide best execution, the advisers look primarily to the stock price quoted by the broker, and normally places orders with the broker through which the most favorable price can be obtained. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to the Equity Fund, the advisers will consider all factors they deem relevant, including the breadth or the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Although it is expected that sales of shares of the Fund will be made only by the distributor, the adviser may in the future consider the willingness of particular brokers to sell shares of the Fund as a factor in the selection of brokers for the Fund's portfolio transactions, subject to the overall best price and execution standard.

     Assuming equal execution capabilities, other factors may be taken into account in selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available. The advisers may consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Fund's net asset values, and other information provided to the Fund, to the advisers (or their affiliates)). The advisers may also cause the Equity Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The advisers must determine, in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the advisers exercise investment discretion. It is possible that certain of the services received by the advisers attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the advisers.

                                 CODE OF ETHICS

     The Catholic Funds, the advisers and the distributor have adopted a Code of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the Equity Fund (access persons) from profiting from that information. The Code permits access persons to invest in securities for their own accounts, including securities that may be held by the Fund, but requires reporting and places restrictions on their trading activities.

     The Board of The Catholic Funds also has reviewed the Code of Ethics adopted by the sub-adviser of the Equity Fund, which covers the sub-adviser's employees. That Code prohibits portfolio managers from trading a security the same day as it is traded for a client's account.

                               PAYMENTS "IN KIND"

     Payment for shares of the Equity Fund tendered for redemption ordinarily will be made in cash. However, the board of directors may determine that it would be detrimental to the best interests of the remaining shareholders of the Equity Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Equity Fund uses to value its portfolio securities described above under "Determination of Net Asset Value Per Share of the Equity Fund," and that valuation will be made as of the time the redemption price is determined.

         ACCOUNTING, FULFILLMENT, CUSTODIAN AND TRANSFER AGENT SERVICES

     US Bancorp Fund Services, LLC ("US Bancorp") provides fund accounting, fulfillment, custodian and transfer agent services to the Equity Fund.

     US Bancorp provides fund accounting services pursuant to the terms of a Fund Accounting Servicing Agreement. The current rate of payment for these services for the Equity Fund per year is $22,000 for the first $40 million; .001 of 1% on average daily net assets on the next $200 million; and .005 of 1% of average daily net assets exceeding $240 million. The Fund Accounting Servicing Agreement will continue in effect from year to year.

     Under a Fulfillment Servicing Agreement, US Bancorp is entitled to a fee based on the volume of transactions. The Equity Fund pays a minimum monthly fee of $100.

     US Bancorp serves as the custodian of the Equity Fund's assets, pursuant to a Custodian Servicing Agreement. The Custodian Servicing Agreement provides that US Bancorp is entitled to receive an annual fee set at .002 of 1% on average daily net asset value. US Bancorp is entitled to receive a minimum annual fee of $3,000 from the Fund.

     US Bancorp provides transfer agent and dividend disbursing services to the Equity Fund pursuant to the terms of a Transfer Agent Servicing Agreement. Under the terms of the Transfer Agent Servicing Agreement, US Bancorp is entitled to annual compensation, including a minimum annual fee of $17,500. US Bancorp is also entitled to reimbursement for all out of pocket expenses incurred in providing such services. The Transfer Agent Servicing Agreement will continue in effect until terminated, and may be terminated by either party without cause on ninety (90) days' prior written notice.

                                     EXPERTS

     The financial statements and financial highlights of each of the Existing Funds incorporated by reference into this Statement of Additional Information and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

                         HISTORICAL FINANCIAL STATEMENTS

     The following audited historical financial statements and footnotes thereto for each of the Existing Funds, together with the Report of the Independent Accounts thereon, are incorporated herein by reference from the Existing Funds Annual Report:

     1. Statements of Assets and Liabilities of the Existing Funds as of September 30, 2001.

     2. Statements of Operations of the Existing Funds for the year ended September 30, 2001.

     3. Statements of Changes in Net Assets of the Existing Funds for the fiscal years ended September 30, 2001 and 2000.

     4.   Schedule of  Investments  for the Existing  Funds as of September  30,
          2001.

     5.   Financial Highlights for the Existing Funds.

     6.   Notes to Financial Statements.

     A copy of the Existing Funds' Annual Report dated September 30, 2001 may be obtained free of charge by writing Catholic Financial Services Corporation, at 1100 West Wells Street, Milwaukee, Wisconsin 53233, or by calling shareholder services at (877) 222-2402.


                         PRO FORMA FINANCIAL STATEMENTS

     Set forth below are the following unaudited pro forma financial statements:

     1. Unaudited Pro Forma Combining Statement of Assets and Liabilities for the Existing Funds and the Equity Fund as of September 30, 2001 (assuming each Reorganization had been consummated on that date);

     2. Unaudited Pro Forma Combining Statement of Operations for each of the Existing Funds and the Equity Fund for the fiscal year ended September 30, 2001 (assuming each Reorganization had been consummated on October 1, 2000, the beginning of the most recently completed fiscal year of each of the Existing Funds);

     3. Unaudited Pro Forma Combining Schedule of Investments of each of the Existing Funds and the Equity Fund as of September 30, 2001 (assuming each Reorganization had been consummated on that date); and

     4.   Notes to Pro Forma Financial Statements (Unaudited).

     The Pro Form Combining Schedule of Investments contains information about securities holdings of the Existing Funds as of September 30, 2001, which has, and will continue, to change over time due to the normal portfolio turnover inherent in managing a portfolio of securities. Since the Equity Fund is changing its investment approach, it is likely that some of the holdings at September 30, 2001 also will need to be sold to accommodate this investment approach. These anticipated sales of portfolio securities are being incurred as a part of the Reorganizations.

     These unaudited pro forma financial statements should be read in conjunction with, and are qualified in their entirety by, the historical financial statements of each of the Existing Funds incorporated by reference into this Statement of Additional Information. These unaudited pro forma financial statements are intended for information purposes only, and are not necessarily indicative of the future financial position or future results of the Equity Fund.


Unaudited Pro Forma Combining Statement of Assets and Liabilities for The Catholic Disciplined Capital Appreciation Fund, The Catholic Equity Income Fund, The Catholic Large-Cap Growth Fund and The Catholic Equity
Fund As of September 30, 2001


                                           The
                                        Catholic
                                       Disciplined       The                                The Catholic
                                         Capital      Catholic   The Catholic               Equity Fund
                                      Appreciation     Equity     Large-Cap                  Pro Forma
                                          Fund      Income Fund  Growth Fund   Adjustments   Financials
Investments, at cost                    $5,516,787   $5,683,686    $6,623,310  $         -  $ 17,823,783
                                       ==================================================================
Investments, at value                   $4,533,106   $5,371,465    $5,222,414       $    -  $ 15,126,985
Income receivable                            4,811       15,976         2,321            -        23,108
Receivable for securities sold                   -            -             -            -             -
Receivable for fund shares sold                  -            -        63,234            -        63,234
Receivable from adviser                      5,552        2,037         4,795            -        12,384(3)
Other assets                                 6,198        6,657         6,508            -        19,363
                                       ---------------------------------------------------  -------------
Total Assets                             4,549,667    5,396,135     5,299,272            -     15,245,074

Accrued expenses and other liabilities      24,352       23,359        22,638            -         70,349
Payable for fund shares redeemed                 -            -             -            5              5
Distributions payable                            -            -             -       95,209         95,209
                                       ---------------------------------------------------  -------------
Total Liabilities                           24,352       23,359        22,638       95,214        165,563
                                       ---------------------------------------------------  -------------
 Net Assets                             $4,525,315   $5,372,776    $5,276,634     $(95,214)   $15,079,511
                                       ===================================================  =============

Net assets consist of:
 Paid in capital                        $5,415,570   $5,849,061    $6,978,104   $      (5)(4) $18,242,730
Undistributed net investment income
(loss)                                           -        1,783             -      (1,783)(1)           -
Undistributed net gain (loss)               93,426     (165,847)     (300,574)    (93,426)(1)    (466,421)
Net unrealized depreciation on
investments                              (983,681)     (312,221)   (1,400,896)           -     (2,696,798)
                                       ---------------------------------------------------  -------------
 Net Assets                             $4,525,315   $5,372,776    $5,276,634    $(95,214)    $15,079,511
                                       ===================================================  =============

Class A:
Shares Authorized ($.001 par value)     50,000,000   50,000,000    50,000,000  (50,000,000)   100,000,000(2)
Issued and outstanding                     536,765      590,954       666,850       (5,000)     1,789,569
Net asset value, redemption price and
minimum offering price per share       $      8.43    $    9.09     $    7.91    $       -      $    8.43
Maximum offering price per share       $      8.78    $    9.47     $    8.24    $       -      $    8.78

Class C:
 Net Assets                            $         -    $       -     $       -    $       -      $       -
Shares Authorized ($.001 par value)              -            -             -            -              -
Shares Outstanding                               -            -             -            -              -
 Net asset value, redemption price
and minimum offering price per share   $         -    $       -     $       -    $       -      $       -
 Maximum offering price per share      $         -    $       -     $       -    $       -      $       -

Class I:
 Net Assets                            $         -    $       -     $       -    $       -      $       -
Shares Authorized ($.001 par value)              -            -             -            -              -
Shares Outstanding                               -            -             -            -              -
 Net asset value, redemption price
and minimum offering price per share   $         -    $       -     $       -    $       -      $       -
 Maximum offering price per share      $         -    $       -     $       -    $       -      $       -


1)   Reflects  the  payment  of   undistributed   net   investment   income  and
     undistributed net realized capital gains.

2) Total shares authorized for The Catholic Equity Fund are 100 million. This amount is allocable amongst the three share classes. Upon reorganization, all shares of the existing funds will be converted to Class A shares of The Catholic Equity Fund.

3)   Reflects   amount  due  from  the  adviser  under  the  voluntary   expense
     reimbursement agreement.  This amount was paid to the fund in October 2001.

4) Adjustment reflects conversion of shares to new fund. Outstanding shares will change as the existing values of the funds differ. The shareholders will receive shares in The Catholic Equity Fund equal to the value they currently have invested.

Unaudited Pro Forma Combining Statement of Operation for The Catholic Disciplined Capital Appreciation Fund, The Catholic Equity Income Fund, The Catholic Large-Cap Growth Fund, and The Catholic Equity Fund For the Year Ended September 30, 2001

                                           The
                                        Catholic
                                       Disciplined       The                                The Catholic
                                         Capital      Catholic   The Catholic               Equity Fund
                                      Appreciation     Equity     Large-Cap                  Pro Forma
                                          Fund      Income Fund  Growth Fund   Adjustments   Financials

Dividend income                         $   62,619   $   87,023    $   22,930   $        -     $  172,572
Interest income                              2,042       38,894        10,484            -         51,420
                                      ----------------------------------------------------  -------------
Total Income                                64,661      125,917        33,414            -        223,992

Investment advisory fees                    44,710       40,969        55,195            -        140,874
Portfolio accounting fees                   27,992       23,769        23,005     (44,766)(1)      30,000
Transfer agent fees and expenses            17,079       15,850        18,280     (23,209)(1)      28,000
Distribution fees                           12,419       12,803        15,332            -         40,554
Audit fees                                  12,701       12,396        12,501     (24,598)(1)      13,000
Federal and state registration fees         10,160       10,079        10,159            -         30,398
Printing and postage expenses               10,535        9,042        12,994            -         32,571
Legal fees                                   4,535        4,664         4,807            -         14,006
Custody fees                                 6,140        3,667         4,882            -         14,689
Directors' fees and expenses                 1,519        1,470         1,520            -          4,509
Other                                        3,580        3,390         4,071            -         11,041
                                      ----------------------------------------------------  -------------
Total Expenses                             151,370      138,099       162,746      (92,573)       359,642

Less waivers and reimbursements by
adviser                                    (64,435)     (53,600)      (55,423)           -       (173,458)
                                      ----------------------------------------------------  -------------
Net Expenses                                86,935       84,499       107,323      (92,573)       186,184
                                      ----------------------------------------------------  -------------

Net Investment Income (Loss)               (22,274)      41,418       (73,909)      92,573         37,808

Net realized gain (loss) on
investments                                 93,437    ( 155,367)     (289,658)           -       (351,588)
Net change in unrealized depreciation
on investments                          (1,330,066)    (253,001)   (2,708,848)           -     (4,291,915)
                                      ----------------------------------------------------  -------------
Net Realized and Unrealized Loss on
Investments                             (1,236,629)    (408,368)   (2,998,506)           -     (4,643,503)

                                      ----------------------------------------------------  -------------
Change in Net Assets Resulting from
Operations                              (1,258,903) $  (366,950) ($ 3,072,415)    $ 92,573   $ (4,605,695)
                                      =====================================================  =============


1) Reflects an estimated savings as a result of the Reorganization through fewer audits and consolidation of accounting, transfer agent, printing and legal fees.



Unaudited Combining Scheduel of Invesments for The Catholic Disciplined Capital Appreciated Fund,The Catholic Equity Income Fund, The Catholic Large-Cap Growth Fund and The Catholic Equity Fund As of'"September 30, 2001.


                                                 The
                                               Catholic                 The
                                             Disciplined     The      Catholic               The Catholic
                                                Capital    Catholic   Large-Cap              Equity Fund
                                             Appreciation   Equity     Growth                 Pro Forma
                                                 Fund     Income Fund   Fund     Adjustments  Financials



Schedule of Investments (Pro Forma)
Industry       Shares  Investments

Air
Transportation    800  Delta Air Lines, Inc.  $        - $     21,080 $        - $         - $     21,080
                                              -----------------------------------------------------------
                                        Total          -       21,080          -           -       21,080

Appliances        500  Maytag Corporation         12,320            -          -           -       12,320
                                              -----------------------------------------------------------
                                        Total     12,320            -          -           -       12,320

Autos & Trucks  3,000  Ford Motor Company         24,290       27,760          -           -       52,050
                                              -----------------------------------------------------------
                                        Total     24,290       27,760          -           -       52,050

Banking         1,700  Bank of America
                        Corporation                    -       99,280          -           -       99,280
                1,300  Bank One Corporation            -       40,911          -           -       40,911
                  538  Charter One Financial,
                        Inc.                      15,171            -          -           -       15,171
                  400  Comerica Incorporated      22,160            -          -           -       22,160
                  600  Dime Bancorp, Inc.         23,592            -          -           -       23,592
                2,800  FleetBoston Financial      33,075       69,825          -           -      102,900
                        Corporation
                2,200  State Street
                        Corporation                    -            -    100,100           -      100,100
                  600  UnionBanCal
                        Corporation               20,304            -          -           -       20,304
                1,100  U.S. Bancorp               24,398            -          -           -       24,398
                2,100  Wachovia Corporation            -       65,100          -           -       65,100
                1,050  Wachovia Corporation            -          504          -           -          504
                        Contra Account
                  400  Wells Fargo & Company      17,780            -          -           -       17,780
                                              -----------------------------------------------------------
                                        Total    156,480      275,620    100,100           -      532,200

Biomedical        800  Amgen Inc.*                47,016            -          -           -       47,016
                  300  Genentech, Inc.*           13,200            -          -           -       13,200
                                              -----------------------------------------------------------
                                        Total     60,216            -          -           -       60,216

Building &        600  KB HOME                    17,046            -          -           -       17,046
Building          500  York International         14,320            -          -           -       14,320
Products               Corporation            -----------------------------------------------------------
                                        Total     31,366            -          -           -       31,366

Business
Services        3,300  Cintas Corporation              -            -    132,990           -      132,990
                6,825  Paychex, Inc.                   -            -    215,056           -      215,056
                                              -----------------------------------------------------------
                                        Total          -            -    348,046           -      348,046

Cable TV          500  Adelphia
                        Communications            11,100            -          -           -       11,100
                        Corporation, Class A
                1,100  Comcast Corporation,       39,457            -          -           -       39,457
                        Special Class A*
                                              -----------------------------------------------------------
                                        Total     50,557            -          -           -       50,557

Casinos &
Hotels            600  Mandalay Resort Group*      9,738            -          -           -        9,738
                                              -----------------------------------------------------------
                                        Total      9,738            -          -           -        9,738

Chemicals       2,900  The Dow Chemical
                        Company                   22,932       72,072          -           -       95,004
                  500  The Lubrizol
                        Corporation               15,800            -          -           -       15,800
                                              -----------------------------------------------------------
                                        Total     38,732       72,072          -           -      110,804

Commercial
Services        1,500  The ServiceMaster
                        Company                   16,635            -          -           -       16,635
                                              -----------------------------------------------------------
                                        Total     16,635            -          -           -       16,635

Computer
Products          750  Adobe Systems
& Services              Incorporated              17,985            -          -           -       17,985
               15,600  Cisco Systems, Inc.*       36,540       20,706    132,762           -      190,008
                1,500  Compaq Computer
                        Corporation               12,465            -          -           -       12,465
                2,300  Computer Sciences               -       76,291          -           -       76,291
                        Corporation*
                2,300  DST Systems, Inc.*              -            -     99,475           -       99,475
                7,700  EMC Corporation*           21,150            -     69,325           -       90,475
                1,100  Hewlett-Packard
                        Company                   17,710            -          -           -       17,710
                  800  International Business     73,840            -          -           -       73,840
                        Machines Corporation
                        (IBM)
                1,824  Maxtor Corporation*         6,512            -          -           -        6,512
               12,300  Microsoft Corporation*    127,925      194,446    307,020           -      629,391
                3,100  Oracle Corporation*        38,998            -          -           -       38,998
                2,200  Sun Microsystems, Inc.*    18,194            -          -           -       18,194
                5,200  SunGard Data Systems
                        Inc.*                          -       60,762     60,762           -      121,524
                  900  Sybase, Inc.*               8,370            -          -           -        8,370
                  100  VeriSign, Inc.*             4,190            -          -           -        4,190
                1,000  VERITAS Software            5,532            -     12,908           -       18,440
                       Corporation*
                                              -----------------------------------------------------------
                                        Total    389,411      352,205    682,252           -    1,423,868

Consumer
Products          400  The Clorox Company         14,800            -          -           -       14,800
                  800  Newell Rubbermaid Inc.     18,168            -          -           -       18,168
                  900  Tupperware Corporation     17,946            -          -           -       17,946
                                              -----------------------------------------------------------
                                        Total     50,914            -          -           -       50,914

Cosmetics &       700  Avon Products, Inc.        32,375            -          -           -       32,375
Toiletries        600  The Gillette Company       17,880            -          -           -       17,880
                2,950  Kimberly-Clark
                        Corporation               37,200      145,700          -           -      182,900
                                              -----------------------------------------------------------
                                        Total     87,455      145,700          -           -      233,155

Data Processing 2,300  Automatic Data                  -            -    108,192           -      108,192
                       Processing, Inc.
                4,800  First Data Corporation     17,478            -    262,170           -      279,648
                4,500  Fiserv, Inc.*              10,260            -    143,640           -      153,900
                                             -----------------------------------------------------------
                                        Total     27,738            -    514,002           -      541,740

Distributors      350  Tech Data Corporation*     13,265            -          -           -       13,265
                                              -----------------------------------------------------------
                                        Total     13,265            -          -           -       13,265

Diversified     1,400  Honeywell
Services &              International Inc.        36,960            -          -           -       36,960
Manufacturing     700  Pentair, Inc.              21,539            -          -           -       21,539
                2,400  Tyco International Ltd.    54,600       54,600          -           -      109,200
                                              -----------------------------------------------------------
                                        Total    113,099       54,600          -           -      167,699

Drugs & Medical   407  AmerisourceBergen          28,877            -          -           -       28,877
Supplies               Corporation*
                  400  Baxter International,
                        Inc.                      22,020            -          -           -       22,020
                  600  Becton, Dickinson and      22,200            -          -           -       22,200
                       Company
                3,200  Bristol-Myers Squibb       72,228      105,564          -           -      177,792
                       Company
                3,600  Cardinal Health, Inc.           -      122,017    144,202           -      266,219
                  300  Eli Lilly and Company      24,210            -          -           -       24,210
               10,900  IMS Health
                        Incorporated              25,050            -    247,995           -      273,045
                1,300  Johnson & Johnson          72,020            -          -           -       72,020
                2,100  McKesson Corporation            -       79,359          -           -       79,359
                6,450  Medtronic, Inc.                 -            -    280,575           -      280,575
                4,250  Merck & Co., Inc.          93,240      129,870     59,940           -      283,050
               11,700  Pfizer Inc.               132,330            -    336,840           -      469,170
                1,700  Schering-Plough
                        Corporation               63,070            -          -           -       63,070
                1,300  Wellpoint Health           21,830      120,065          -           -      141,895
                       Networks Inc.*         -----------------------------------------------------------
                                        Total    577,075      556,875  1,069,552           -    2,203,502

Electrical
Equipment       2,700  Emerson Electric Co.            -      127,062          -           -      127,062
                6,700  General Electric
                        Company                  148,800      100,440          -           -      249,240
                                              -----------------------------------------------------------
                                        Total    148,800      227,502          -           -      376,302

Electronics       700  Advanced Micro              5,705            -          -           -        5,705
                       Devices, Inc.*
                2,200  Applied Materials,
                        Inc.*                          -       62,568          -           -       62,568
                  400  Avnet, Inc.                 7,276            -          -           -        7,276
                  700  AVX Corporation            11,389            -          -           -       11,389
                1,600  Flextronics
                        International                  -       26,464          -           -       26,464
                       Ltd.*
               15,300  Intel Corporation          59,276       40,880    212,576           -      312,732
                1,000  Micron Technology,
                        Inc.*                     18,830            -          -           -       18,830
                  500  Sanmina Corporation*        6,790            -          -           -        6,790
                8,200  Solectron Corporation*          -            -     95,530           -       95,530
                1,700  Symbol Technologies,
                        Inc.                      17,833            -          -           -       17,833
                1,200  Texas Instruments          29,976            -          -           -       29,976
                       Incorporated           -----------------------------------------------------------
                                        Total    157,075      129,912    308,106           -      595,093

Financial
Services          400  Ambac Financial Group,
                        Inc.                      21,884            -          -           -       21,884
                1,000  American Express
                        Company                   29,060            -          -           -       29,060
                  300  The Bear Stearns           15,003            -          -           -       15,003
                        Companies Inc.
               13,850  The Charles Schwab              -            -    159,275           -      159,275
                        Corporation
                2,300  Citigroup Inc.             93,150            -          -           -       93,150
                1,400  Concord EFS, Inc.*              -            -     68,530           -       68,530
                  400  Countrywide Credit         17,572            -          -           -       17,572
                        Industries, Inc.
                  300  Deluxe Corporation         10,362            -          -           -       10,362
                1,700  Fannie Mae                 40,030       96,072          -           -      136,102
                  600  Freddie Mac                39,000            -          -           -       39,000
                3,550  The Goldman Sachs
                        Group, Inc.               24,973            -    228,320           -      253,293
                5,200  H&R Block, Inc.                 -      200,512          -           -      200,512
                1,200  Household
                        International, Inc.       11,276       56,380          -           -       67,656
                3,460  J.P. Morgan Chase & Co.    72,056       46,103          -           -      118,159
                  500  Lehman Brothers
                        Holdings Inc.             28,425            -          -           -       28,425
                1,200  MBIA, Inc.                      -       60,000          -           -       60,000
                3,200  MBNA Corporation                -       96,928          -           -       96,928
                  300  Merrill Lynch & Co.,
                        Inc.                      12,180            -          -           -       12,180
                2,000  Morgan Stanley Dean        27,810            -     64,890           -       92,700
                        Witter & Co.
                1,400  PNC Financial Services          -       80,150          -           -       80,150
                        Group
                  500  Stilwell Financial,
                        Inc.                       9,750            -          -           -        9,750
                3,800  T. Rowe Price Group
                        Inc.                           -            -    111,340           -      111,340
                  400  Washington Mutual,Inc.     15,392            -          -           -       15,392
                                              -----------------------------------------------------------
                                        Total    467,923      636,145    632,355           -    1,736,423

Food & Beverage 2,700  Anheuser-Busch                  -      113,076          -           -      113,076
                        Companies, Inc.
                  900  The Coca-Cola Company      42,165            -          -           -       42,165
                  700  General Mills, Inc.        31,850            -          -           -       31,850
                  700  McCormick & Company,       32,060            -          -           -       32,060
                        Incorporated
                2,300  McDonald's Corporation     13,570       48,852          -           -       62,422
                  300  The Pepsi Bottling         13,821            -          -           -       13,821
                        Group, Inc.
                  850  PepsiCo, Inc.              41,225            -          -           -       41,225
                3,700  Safeway Inc.*              31,776      115,188          -           -      146,964
                1,200  SUPERVALU INC.             24,276            -          -           -       24,276
                                              -----------------------------------------------------------
                                        Total    230,743      277,116          -           -      507,859

Health
Maintenance       400  Oxford Health Plans,
Organization            Inc.*                     11,360            -          -           -       11,360
                                              -----------------------------------------------------------
                                        Total     11,360            -          -           -       11,360

Industrial
Gases             300  Praxair, Inc.              12,600            -          -           -       12,600
                                              -----------------------------------------------------------
                                        Total     12,600            -          -           -       12,600

Insurance         150  Allmerica Financial         6,728            -          -           -        6,728
                       Corporation
                1,100  The Allstate
                        Corporation               41,085            -          -           -       41,085
                4,537  American International     54,600            -    299,286           -      353,886
                       Group, Inc.
                  300  CIGNA Corporation          24,885            -          -           -       24,885
                  770  Fidelity National          20,705            -          -           -       20,705
                       Financial, Inc.
                  300  The Hartford Financial     17,622            -          -           -       17,622
                       Services  Group, Inc.
                1,450  MGIC Investment
                        Corporation                9,801       84,942          -           -       94,743
                  500  The MONY Group Inc.        16,560            -          -           -       16,560
                  200  Nationwide Financial        7,436            -          -           -        7,436
                       Services, Inc.
                  700  Old Republic
                        International             18,347            -          -           -       18,347
                       Corporation
                  500  UnumProvident
                        Corporation               12,625            -          -           -       12,625
                                              -----------------------------------------------------------
                                        Total    230,394       84,942    299,286           -     614,622

Internet          400  Yahoo! Inc.*                3,524            -          -           -       3,524
                                              ----------------------------------------------------------
                                        Total      3,524            -          -           -        3,524

Leisure &         600  Brunswick Corporation       9,882            -          -           -        9,882
Recreational
Product                                       -----------------------------------------------------------
                                        Total      9,882            -          -           -        9,882

Machinery -       500  Ingersoll-Rand Company     16,900            -          -           -       16,900
Diversified
                                              -----------------------------------------------------------
                                        Total     16,900            -          -           -       16,900

Manufacturing     400  Avery Dennison
                        Corporation               18,924            -          -           -       18,924
                1,000  Corning Incorporated        8,820            -          -           -        8,820
                  600  Energizer Holdings,
                        Inc.*                      9,972            -          -           -        9,972
                                              -----------------------------------------------------------
                                        Total     37,716            -          -           -       37,716

Metal             400  Alcoa Inc.                 12,404            -          -           -       12,404
                                              -----------------------------------------------------------
                                        Total     12,404            -          -           -       12,404

Multimedia      5,900  AOL Time Warner Inc.*      59,580            -    135,710           -      195,290
                  300  Clear Channel              11,925            -          -           -       11,925
                       Communications, Inc.*
                  500  Gemstar-TV Guide            9,855            -          -           -        9,855
                       International, Inc.*
                1,000  Viacom Inc., Class B*      34,500            -          -           -       34,500
                1,300  The Walt Disney
                        Company                   24,206            -          -           -       24,206
                                              -----------------------------------------------------------
                                        Total    140,066            -    135,710           -      275,776

Office
Furnishings       500  Herman Miller, Inc.         9,735            -          -           -        9,735
                                              -----------------------------------------------------------
                                        Total      9,735            -          -           -        9,735

Oil               300  Anadarko Petroleum         14,424            -          -           -       14,424
                       Corporation
                  400  Apache Corporation         17,200            -          -           -       17,200
                  600  Baker Hughes
                        Incorporated              17,370            -          -           -       17,370
                  700  BJ Services Company*       12,453            -          -           -       12,453
                2,248  BP Plc, ADR                     -      110,534          -           -      110,534
                1,000  Burlington Resources
                        Inc.                           -       34,210          -           -       34,210
                  300  Chevron Corporation        25,425            -          -           -       25,425
                5,500  Conoco Inc., Class A            -      139,865          -           -      139,865
                  600  EOG Resources, Inc.        17,358            -          -           -       17,358
                2,900  Exxon Mobil
                        Corporation              114,260            -          -           -      114,260
                  950  Kerr-McGee Corporation          -       49,315          -           -       49,315
                  600  Noble Drilling
                        Corporation*              14,400            -          -           -       14,400
                1,700  Phillips Petroleum
                        Company                        -       91,698          -           -       91,698
                  400  Royal Dutch Petroleum      20,100            -          -           -       20,100
                       Company
                  850  Schlumberger Limited            -       38,845          -           -       38,845
                1,800  Texaco Inc.                19,500       97,500          -           -      117,000
                  400  Tidewater Inc.             10,676            -          -           -       10,676
                  500  Ultramar Diamond
                        Shamrock                  23,970            -          -           -       23,970
                       Corporation
                  600  USX-Marathon Group         16,050            -          -           -       16,050
                                              -----------------------------------------------------------
                                        Total    323,186      561,967          -           -      885,153

Optical
Supplies          300  Allergan, Inc.             19,890            -          -           -       19,890
                  300  Bausch & Lomb
                        Incorporated               8,490            -          -           -        8,490
                                              -----------------------------------------------------------
                                        Total     28,380            -          -           -       28,380

Painting
Products        1,900  The Sherwin-Williams       42,218            -          -           -       42,218
                             Company          ----------------------------------------------------------
                                        Total     42,218            -          -           -       42,218

Paper Products    400  Boise Cascade
                        Corporation               11,800            -          -           -       11,800
                  500  Georgia-Pacific Group      14,395            -          -           -       14,395
                                              ----------------------------------------------------------
                                        Total     26,195            -          -           -       26,195

Photo Equipment   500  Eastman Kodak Company      16,265            -          -           -       16,265
& Supplies
                                              ----------------------------------------------------------
                                        Total     16,265            -          -           -       16,265

Pipelines       1,845  El Paso Corporation             -       76,660          -           -       76,660
                1,800  Enron Corp.                     -            -     49,014           -       49,014
                  400  Equitable Resources,
                        Inc.                      12,004            -          -           -       12,004
                  300  The Williams Companies,     8,190            -          -           -        8,190
                       Inc.                   -----------------------------------------------------------
                                        Total     20,194       76,660     49,014           -      145,868

Printing &        400  Dow Jones & Company,
                        Inc.                      18,172            -          -           -       18,172
Publishing
                  300  Knight-Ridder, Inc.        16,755            -          -           -       16,755
                  300  Lexmark International,     13,413            -          -           -       13,413
                       Inc.*                  -----------------------------------------------------------
                                        Total     48,340            -          -           -       48,340

Professional      500  Fluor Corporation          19,250            -          -           -       19,250
Services
                                              -----------------------------------------------------------
                                        Total     19,250            -          -           -       19,250

Real Estate       500  AMB Property
Investment              Corporation               12,250            -          -           -       12,250
Trusts          2,000  Archstone Communities
                        Trust                          -       52,200          -           -       52,200
                1,200  Duke Realty
                        Corporation                    -       28,428          -           -       28,428
                2,021  Equity Office
                        Properties Trust          19,200       45,472          -           -       64,672
                1,200  Equity Residential         11,680       58,400          -           -       70,080
                       Properties Trust
                1,800  First Industrial
                        Realty                         -       54,000          -           -       54,000
                       Trust, Inc.
                1,500  Mack-Cali Realty                -       46,500          -           -       46,500
                       Corporation
                  700  ProLogis Trust             14,770            -          -           -       14,770
                1,300  Simon Property Group,
                        Inc.                      13,455       21,528          -           -       34,983
                                              -----------------------------------------------------------
                                        Total     71,355      306,528          -           -      377,883

Retail            400  BJ's Wholesale Club,
                        Inc.*                     19,044            -          -           -       19,044
                  500  Brinker International,     11,810            -          -           -       11,810
                       Inc.*
                  700  Circuit City Stores         8,400            -          -           -        8,400
                       -Circuit City Group
                6,800  Costco Wholesale                -            -    241,808           -      241,808
                       Corporation*
                  700  CVS Corporation            23,240            -          -           -       23,240
                  800  Fastenal Company                -            -     45,584           -       45,584
                  900  Federated Department       25,380            -          -           -       25,380
                       Stores, Inc.*
                7,600  The Home Depot, Inc.       11,511            -    280,101           -      291,612
                2,000  The Limited, Inc.          19,000            -          -           -       19,000
                  800  Lowe's Companies, Inc.     25,320            -          -           -       25,320
                  500  The May Department
                        Stores Company            14,510            -          -           -       14,510
                  900  Ross Stores, Inc.          26,325            -          -           -       26,325
                4,900  Target Corporation              -      155,575          -           -      155,575
                  300  Tricon Global              11,766            -          -           -       11,766
                       Restaurants, Inc.*
                1,100  Wal-Mart Stores, Inc.      54,450            -          -           -       54,450
                  600  Winn-Dixie Stores, Inc.     6,870            -          -           -        6,870
                                              -----------------------------------------------------------
                                        Total    257,626      155,575    567,493           -      980,694

Semiconductors    200  Teradyne, Inc.*             3,900            -          -           -        3,900
                  300  Xilinx, Inc.*               7,059            -          -           -        7,059
                                              -----------------------------------------------------------
                                        Total     10,959            -          -           -       10,959

Tele-
communications    350  ALLTEL Corporation         20,282            -          -           -       20,282
                1,200  AT&T Corp.                 23,160            -          -           -       23,160
                  386  AT&T Wireless Services      5,767            -          -           -        5,767
                       Inc.*
                  500  Broadwing Inc.*             8,040            -          -           -        8,040
                  900  CenturyTel, Inc.           30,150            -          -           -       30,150
                1,300  Crown Castle
                        International Corp.*      11,700            -          -           -       11,700
                2,550  JDS Uniphase
                        Corporation*               1,896            -     14,220           -       16,116
                1,700  Nextel Communications,     14,688            -          -           -       14,688
                       Inc., Class A*
                7,900  Nokia Oyj                       -            -    123,635           -      123,635
                  900  QUALCOMM Inc.*             42,786            -          -           -       42,786
                4,900  SBC Communications Inc.    89,528      141,360          -           -      230,888
                3,000  Sprint Corporation         19,208       52,822          -           -       72,030
                  700  Sprint Corp. (PCS
                        Group)*                   18,403            -          -           -       18,403
                4,037  Verizon Communications
                        Inc.                      70,343      148,099          -           -      218,442
                1,800  WorldCom, Inc.-
                        WorldCom Group*           27,072            -          -           -       27,072
                                              -----------------------------------------------------------
                                        Total    383,023      342,281    137,855           -      863,159

Transportation    600  FedEx Corp.*               22,050            -          -           -       22,050
Services                                      -----------------------------------------------------------
                                        Total     22,050            -          -           -       22,050

Travel            700  Galileo International,
                        Inc.                      14,532            -          -           -       14,532
                                              -----------------------------------------------------------
                                        Total     14,532            -          -           -       14,532

Utilities         400  Ameren Corporation         15,360            -          -           -       15,360
                  500  Calpine Corporation*       11,405            -          -           -       11,405
                  300  Constellation Energy        7,260            -          -           -        7,260
                       Group, Inc.
                3,000  Duke Energy
                        Corporation                    -      113,550          -           -      113,550
                1,700  KeySpan Corporation        19,944       36,564          -           -       56,508
                  400  Mirant Corporation*         8,760            -          -           -        8,760
                  900  NRG Energy, Inc.*          14,589            -          -           -       14,589
                  300  Public Service
                        Enterprise                12,765            -          -           -       12,765
                       Group Incorporated
                2,700  TECO Energy, Inc.               -       73,170          -           -       73,170
                                              -----------------------------------------------------------
                                        Total     90,083      223,284          -           -      313,367

                           Total Common Stock  4,522,069    4,527,824  4,843,771           -   13,893,664
                                              -----------------------------------------------------------
Fixed-Income
Investments   $50,000  Associates Corporation          -       52,143          -           -       52,143
                       of North America,
                       5.80%, 4-20/2004
               25,000  Atlantic Richfield              -       25,484          -           -       25,484
                       Company (ARCO), 5.90%,
                       4/15/20-9
               25,000  Citigroup Inc., 5.70%,          -       25,896          -           -       25,896
                       2/06/2004
               25,000  The Dow Chemical
                       Company, 5.25%,
                       5/14/2004 (Acquired
                       6/08/01; Cost $24,946) r        -       25,748          -           -       25,748
               25,000  General Motors                  -       24,985          -           -       24,985
                       Acceptance Corporation,
                       6.125%, 9/15/2006
               25,000  Jones Apparel Group,            -       26,183          -           -       26,183
                       Inc.,7.875%, 6/15/2006
               50,000  Morgan Stanley Dean             -       51,714          -           -       51,714
                       Witter & Co.,
                       5.625%, 1/20/2004
               25,000  Nielsen Media Research,         -       25,849          -           -       25,849
                       Inc., 7.60%, 6/15/2009
               25,000  Northwest Pipeline              -       25,435          -           -       25,435
                       Corp., 6.625%,
                       12/01/2007
               50,000  Tyco International              -       51,955          -           -       51,955
                       Group S.A., 6.375%,
                       2/15/2006
               50,000  Wells Fargo & Company,          -       53,472          -           -       53,472
                       6.625%, 7/15/2004      -----------------------------------------------------------
                          Total Fixed-Income
                             Investments               -      388,864          -           -      388,864
                                              -----------------------------------------------------------
Short-Term
Investments   196,404  American Family                 -       55,475    140,929           -      196,404
                       Financial Services,
                       Inc.,  2.3156%
              380,458  Wisconsin Corporate         9,884      192,423    178,151           -      380,458
                       Central Credit Union,
                       2.3363%
              267,595  Wisconsin Electric          1,153      206,879     59,563           -      267,595
                       Power Company, 2.3156% -----------------------------------------------------------
                             Total Short-Term
                                 Investments      11,037      454,777    378,643           -      844,457
                                              -----------------------------------------------------------
                        Total Investments     $4,533,106 $  5,371,465 $5,222,414 $         - $ 15,126,985
                                              ===========================================================

[FOOTNOTES]

*    Non- Income Producing

r Security exempt from registration under Rule 144A of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers and are considered to be liquid under guidelines established by the board of directors. The market value of this security was $25,478 (0.48% of net assets) at September 30, 2001.



                     Notes to PRO FORMA Financial Statements
                               September 30, 2001


(1)  Organization

     The Catholic Funds, Inc. was incorporated on December 16, 1998 as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940. The Catholic Disciplined Capital Appreciation Fund, The Catholic Equity Income Fund, The Catholic Large-Cap Growth Fund, The Catholic Equity Fund and The Catholic Money Market Fund (collectively, the Funds) are separate, diversified portfolios of The Catholic Funds, Inc.

     These unaudited combined financial statements reflect the pro forma effect of the reorganization of The Catholic Disciplined Capital Appreciation Fund, The Catholic Equity Income Fund, and The Catholic Large-Cap Growth Fund in to The Catholic Equity Fund (the Fund). The Reorganization was approved by the Board of Directors of The Catholic Funds, Inc. on November 12, 2001 and is expected to be consummated during 2002. The reorganization will be accomplished by a tax-free exchange of shares in The Catholic Equity Fund for the net assets of The Catholic Disciplined Capital Appreciation Fund, The Catholic Equity Income Fund, and The Catholic Large-Cap Growth Fund. The reorganization expenses incurred will be paid for by Catholic Financial Services Corporation. The Catholic Equity Fund will offer three classes of shares. Shares of Class A will be sold with a front-end sales charge. Shares of Class C may be subject to a contingent deferred sales charge. Shares of Class I will be offered without a sales charge.

(2)  Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepting in the United States (i.e., GAAP). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

A.   Investment Valuation

     Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Securities traded on only over-the-counter markets are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Funds' adviser. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the adviser under the supervision of the board of directors.

B.   Delayed Delivery Transactions

     The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C.   Federal Income Taxes

     No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years.

     In accordance with Revenue Code Section 368(a), this reorganization qualifies as a tax-free transaction. The capital loss carryforwards of the merging funds will be assumed by The Catholic Equity Fund. As of September 30, 2001, The Catholic Equity Income Fund had a federal income tax capital loss carryover of $102,018 expiring in the tax year ending September 30, 2009. As of September 30, 2001, The Catholic Large-Cap Growth Fund had a federal income tax capital loss carryover of $36,955, of which $9,803 expires in the tax year ending September 30, 2008 and $27,152 expires in the tax year ending September 30, 2009.

D.   Expenses

     Each Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expenses that are not directly attributable to a specific Fund are either allocated equally among the Funds or in proportion to their respective net assets when appropriate. Costs incurred in conjunction with the reorganization will be borne by the adviser.

E.   Other

     For financial reporting purposes, investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)  Investment Advisory and Other Agreements with Related Parties

     The Catholic Equity Fund proposes to enter into an agreement with Catholic Financial Services Corporation, the adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the adviser a fee, compounded daily and payable monthly, at the annual rate of 0.50% of average daily net assets. The Fund and the adviser have entered into a sub-advisory agreement with Mellon Equity Associates, LLP. The annual fees for the subadviser, payable from fees paid to the adviser, are 0.12% on the first $50 million of the Fund's average daily net assets and 0.06% of the Fund's daily net assets in excess of $50 million.

     The adviser has voluntarily agreed to reimburse its management fee to the extent that total annual operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 0.95% of the average daily net assets for Class A shares, 1.20% of the average daily net assets for Class C shares, and 0.70% of the average daily net assets of Class I shares.

     The Fund plans to enter into a Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Fund to use annually 0.25% of the average daily net assets for Class A shares and 0.75% of the average daily net assets for Class C shares to finance certain activities relating to the distribution of its shares to investors. The adviser will act as distributor for the shares of each Fund.


                            THE CATHOLIC FUNDS, INC.

                                    FORM N-14

                                     PART C

                                OTHER INFORMATION


Item 15. Indemnification

          Reference is made to Article IX of the Registrant's By-laws filed as Exhibit (b) to Registrant's Registration Statement with respect to Indemnification of Registrant's officers and directors, which is set forth below:

          Section 9.1. Indemnification of Officers, Directors, Employees and Agents. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

          (a) Whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

          (b)  The Corporation shall not indemnify any person unless:

               (1) The court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

               (2) Absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

               Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

               (1)  Such  person  shall  provide   adequate   security  for  his
                    undertaking;

               (2) The Corporation shall be insured against losses arising by reason of such advance; or

               (3) A majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

                    Section 9.2. Insurance of Officers, Directors, Employees and Agents. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

Item 16. Exhibits

          See Exhibit Index following the Signature Page of this Registration Statement, which Index is incorporated herein by this reference.

Item 17. Undertakings

          (1)  Not applicable.

          (2)  Not applicable.

          Registrant undertakes that it will file by post-effective amendment within a reasonable period of time following receipt thereof, opinions of counsel with respect to the tax consequences of each of the three separate Reorganizations.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Milwaukee, State of Wisconsin on this 25th day of January, 2002.

                                       THE CATHOLIC FUNDS, INC.


                                       By:  /s/ Allan G. Lorge
                                            -----------------------------------
                                            Allan G. Lorge, President and CEO


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed on this 25th day of January, 2002, by the following persons in the capacities indicated.

                  Signature                             Title

/s/ Daniel J. Steininger                   Chairman of the Board and Director
------------------------------------
Daniel J. Steininger

/s/ Allan G. Lorge                         President, Chief Executive Officer
------------------------------------       and Director
Allan G. Lorge

/s/ Russell J. Kafka                       Treasurer (Chief Financial Officer)
------------------------------------
Russell J. Kafka

/s/ Mark K. Forbord                        Principal Accounting Officer
------------------------------------
Mark K. Forbord

Thomas A. Bausch*                          Director
------------------------------------
Thomas A. Bausch

J. Michael Borden*                         Director
------------------------------------
J. Michael Borden

Daniel R. Doucette*                        Director
------------------------------------
Daniel R. Doucette

Thomas J. Munninghoff*                     Director
------------------------------------
Thomas J. Munninghoff

Conrad L. Sobczak*                         Director
------------------------------------
Conrad L. Sobczak

*By:     /s/ Allan G. Lorge
         -----------------------------------------------
         Allan G. Lorge, pursuant to a Power
         of Attorney dated December 17, 2001,
         a copy of which is filed herewith as Exhibit 16

                                  EXHIBIT INDEX

                      Previously Filed and Incorporated By
                                 Reference From

Exhibit No.           Description                    Filing                Date Filed           Filed Herewith
-----------           -----------                    ------                ----------           --------------
(1)(a)         Articles of Incorporation        Registrant's Initial       12/28/98
                                                Registration Statement
                                                on Form N-1A (1933 Act
                                                Reg. No. 333-69803;
                                                1940 Act File No.
                                                811-09177) ("Form
                                                N-1A")

(1)(b)         Articles of Amendment            Pre-Effective               4/28/99
               changing name to                 Amendment No. 1 to
               The Catholic Funds, Inc.         Form N-1A

(1)(c)         Most Recent Articles             Post-Effective              1/9/02
               Supplementary                    Amendment No. 4 to
                                                Form N-1A

(2)            Bylaws                           Initial Registration       12/28/98
                                                on Form N-1A
(3)            Not applicable

(4)(a)         Plan of Reorganization and                                               Attached as Appendix A to
               Liquidation with respect to                                              the Proxy Statement/
               The Catholic Equity Income Fund                                          Prospectus for The Catholic
                                                                                        Equity Fund included in Part
                                                                                        A of this Registration
                                                                                        Statement

(4)(b)         Plan of Reorganization and                                               Attached as Appendix A to
               Liquidation with respect to                                              the Proxy Statement/
               The Catholic Large-Cap Growth                                            Prospectus for The Catholic
               Fund                                                                     Large-Cap Fund included in
                                                                                        Part A of this Registration
                                                                                        Statement included in Part A
                                                                                        of this Registration
                                                                                        Statement

(4)(c)         Plan of Reorganization and                                               Attached as Appendix A to
               Liquidation with respect to                                              the Proxy Statement/
               The Catholic Disciplined                                                 Prospectus for The Catholic
               Capital Appreciation Fund                                                Disciplined Capital
                                                                                        Appreciation Fund included
                                                                                        in Part A of this
                                                                                        Registration Statement
(5)            Not Applicable

(6)(a)         Investment Advisory Agreement    Pre-Effective               4/28/99
               with Catholic Financial          Amendment No. 1 to
               Services Corporation             Form N-1A

(6)(b)         Amendment to Add The Catholic                                            To Be Filed By Pre-Effective
               Equity Fund                                                              Amendment

(6)(c)         Sub-Advisory Agreement with                                              To Be Filed By Pre-Effective
               Mellon Equity Associates, LLP                                            Amendment
               for The Catholic Equity Fund

(7)            Distribution Agreement           Initial Registration       12/28/98
                                                on Form N-1A
(8)            Not Applicable

(9)            Custodian Servicing Agreement    Pre-Effective               4/28/99
                                                Amendment No. 1 to
                                                Form N-1A

(10)(a)        Rule 12b-1 Plan                  Post-Effective
                                                Amendment No. 4 to
                                                Form N-1A

(10)(b)        Multi-Class Plan Pursuant to     Post-Effective              1/9/02
               Rule 18f-3                       Amendment No. 4 to
                                                Form N-1A

(11)           Opinion as to legality of                                                              *
               shares offered hereby,
               including consent of counsel

(12)(a)        Form of Tax Opinion and                                                                *
               Consent of Counsel regarding
               the Reorganization of The
               Catholic Equity Income Fund

(12)(b)        Form of Tax Opinion and                                                                *
               Consent of Counsel regarding
               the Reorganization of The
               Catholic Large-Cap Growth Fund

(12)(c)        Form of Tax Opinion and                                                                *
               Consent of Counsel regarding
               the Reorganization of The
               Catholic Disciplined Capital
               Appreciation Fund

(13)(a)        Transfer Agent Servicing         Pre-Effective               4/28/99
               Agreement                        Amendment No. 1 to
                                                Form N-1A

(13)(b)        Fund Accounting Servicing        Pre-Effective               4/28/99
               Agreement                        Amendment No. 1 to
                                                Form N-1A

(13)(c)        Fulfillment Servicing Agreement  Pre-Effective               4/28/99
                                                Amendment No. 1 to
                                                Form N-1A

(14)           Consent of Independent Public                                                          *
               Accountants

(15)           Not Applicable

(16)           Power of Attorney                                                                      *

(17)           None
